As filed with Securities and Exchange Commission on April 21, 2025
Registration Nos. 333-176654/811-04001

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
PRE-EFFECTIVE AMENDMENT NO	☐
POST-EFFECTIVE AMENDMENT NO. 29	☒
AND/OR
REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 333	☒

METROPOLITAN LIFE SEPARATE ACCOUNT E
(Exact Name of Registered Separate Account)

METROPOLITAN LIFE INSURANCE COMPANY
(Exact Name of Insurance Company)
200 PARK AVENUE,
NEW YORK, NEW YORK 10166
(Address of Insurance Company's Principal Executive Offices)
(212) 578-9500
(Insurance Company's Telephone Number, including Area Code)
Monica Curtis
Executive Vice President and Chief Legal Officer
Metropolitan Life Insurance Company
200 Park Avenue, New York, New York 10116
(Name and address of agent for service)

COPIES TO:
W. Thomas Conner, Esq.,
Carlton Fields,
1025 Thomas Jefferson Street, NW, Suite 400 West,
Washington, DC 20007-5208
Approximate Date of Proposed Public Offering: April 28, 2025
It is proposed that this filing will become effective: (check appropriate box)
☐	immediately upon filing pursuant to paragraph (b)
☒	on April 28, 2025 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1) of Rule 485 under the Securities Act of 1933 (“Securities Act”).

If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Check each box that appropriately characterizes the Registrant:
☐	New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Securities Act registration statement or amendment thereto within 3 years preceding this filing)
☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”))
☐
If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act

☐	Insurance Company relying on Rule 12h-7 under the Exchange Act
☐	Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act)

ENHANCED INCOME OPTION OFFER
Supplement dated April 28, 2025 to the April 28, 2025 Prospectus and Updating Summary Prospectuses (“Prospectuses”) for:
Preference Premier® Variable Annuity Contracts (offered after October 7, 2011) B Class, B Plus Class, C Class, L Class, R Class Issued by Metropolitan Life Separate Account E of Metropolitan Life Insurance Company
This Supplement describes an important “buyout” offer (“Enhanced Income Option Offer” or “Offer”). The Offer is for certain owners of Preference Premier variable annuity contracts (“Contracts”) issued by Metropolitan Life Insurance Company (“Metropolitan Life,” “we,” or “us”).
As You consider this Offer, You may find it helpful to refer to the Prospectus. This Supplement incorporates the Prospectus by reference. You should read this Supplement in conjunction with Your Prospectus and retain all documents for future reference. Unless otherwise indicated, the information included in Your Prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in Your Prospectus unless a new term is defined or an existing term in Your Prospectus is revised by this Supplement.
You can find the current Prospectus and other information about the Contracts online at dfinview.com/metlife/tahd/MET000257 for Preference Premier® Variable Annuity Contracts (offered after October 7, 2011) B Class, B Plus Class, C Class, L Class, R Class. You can also obtain this information at no cost by calling Your Administrative Office at 1-800-638-7732, or by sending an email request to RCG@metlife.com.
When You purchased Your Contract, You elected additional protection called a “Guaranteed Minimum Income Benefit Rider” (“GMIB” or “GMIB Rider”). The GMIB was offered in different versions (described below). We are now offering You an opportunity to replace the GMIB with an “Enhanced Income Option”.
We believe that this Offer may be appropriate for certain individuals as described below and we are offering You this Enhanced Income Option because given financial market volatility and the cost of hedging to support the GMIB guarantees, being released from our obligations under the GMIB Rider will be beneficial to us.
What is this Offer?
This Offer is being made to You for a limited time. The specific time frame during which You can accept this Offer is referred to as the (“Enhanced Income Option Offer Window”) and is set forth in the Enhanced Income Option Offer Letter that accompanies this Supplement.
We must receive the form of acceptance denoting Your acceptance of the Enhanced Income Option Offer in Good Order during the Enhanced Income Option Offer Window. If we do not receive Your acceptance of the Enhanced Income Option Offer in Good Order during the Enhanced Income Option Offer Window, we will consider You to have rejected this Offer.
Would accepting this Offer impact Your Contract’s other benefits?
Since Your death benefit under Your Contract is contingent on Account Value, it will be affected as the result of making withdrawals under Enhanced Income Option because withdrawals will reduce Your Account Value. Also, if You accept the Enhanced Income Option Offer You will only be able to allocate Your Account Value to the Fixed Interest Account (which means that you will forgo any potential growth in your Account Value that you might have otherwise received if you were invested in the Divisions). Also subsequent purchase payments will not be allowed. You will no longer receive updated prospectuses relating to your annuity because it will offer a Fixed Interest Account Option only.

If You accept the Enhanced Income Option Offer, what will You receive and what will You give up?
If You accept the Enhanced Income Option Offer what will you receive: If You accept the Enhanced Income Option Offer, You may withdraw amounts that are determined as described in this Supplement and when Your Account Value goes to $0, we will continue to pay you these amounts through a supplemental agreement (assuming that You haven’t made withdrawals that exceed the Enhanced Income Option Amount). For more information on the Enhanced Income Option amount, see “How is the Enhanced Income Option Amount Calculated?”
If You accept the Enhanced Income Option Offer, we will no longer deduct any Contract charges but these charges will continue to apply if you retain the GMIB. This means that if You accept the Enhanced Income Option Offer:
●
You will no longer pay the annual charge for the GMIB Rider (charges already incurred as of the Calculation Date (i.e., as of the date we receive Your acceptance of the Enhanced Income Option Offer in good order) will not be refunded);
●
You will no longer pay the annual charge for Death Benefit (charges already incurred as of the Calculation Date will not be refunded);
●
The mortality and expense risk charge will no longer apply as of the Calculation Date because all Account Value will be transferred to the Fixed Interest Account;
●
The Annual Contract Fee will no longer apply (charges already incurred as of the Calculation Date will not be refunded); and
●
Withdrawal Charges will not apply to withdrawals after the Calculation Date.
What will You Give Up if You accept the Enhanced Income Option Offer: Under the Enhanced Income Option, Your entire Account Value will be invested in the Fixed Interest Account and earn a rate of interest that is declared from time to time, and You will no longer be able to invest in the Divisions and receive the investment experience as You could with the GMIB. Under both the GMIB and the Enhanced Income Option Offer, you will continue to have a death benefit and spousal continuation option, however; the death benefit and the spousal continuation option under the Enhanced Income Option will be modified as described below. While the Enhanced Income Option amount will be greater than the amount that you can withdraw using the GMIB Dollar-for-Dollar Withdrawal Rate, you will be giving up potentially higher amounts that You could receive when You exercise Your GMIB. Whether the amount of income You receive when You exercise Your GMIB will be higher than the amount that you can receive under the Enhanced Income Option, depends on factors such as Your age and Your Income Base at the time you exercise Your GMIB.
If you accept the Enhanced Income Option Offer, then in addition to the termination of Your GMIB rider, any Enhanced Preservation Rider and beneficiary continuation option will be terminated.
Under both the GMIB and the Enhanced Income Option you will retain the ability to make withdrawals. Under the Enhanced Income Option You will retain liquidity until Your Account Value goes to $0 (note that amounts withdrawn in excess of the Enhanced Income Option amount will reduce the Enhanced Income Option amount in subsequent years). Under the GMIB, You will retain the ability to make withdrawals until You exercise Your GMIB (note that amounts withdrawn in excess of the Dollar-for-Dollar Withdrawal Rate will reduce Your Income Base and amounts You will receive after You exercise Your GMIB). See, “In a Nutshell, What Are the GMIB and the Enhanced Income Option — By way of reminder, here’s a high-level of how Your GMIB works.”
Except as described in this Supplement and the Enhanced Income Option endorsement to the Contract, all other provisions of Your Contract will remain in effect.
You can obtain additional information about the GMIB Rider, Your death benefit and Your contractual annuitization options by contacting Your registered representative or contacting Your Administrative Office. Your registered representative is not receiving additional compensation in connection with this Enhanced Income Option Offer.
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NO ACTION IS REQUIRED ON YOUR PART
You are not required to accept this Enhanced Income Option Offer or take any action under Your Contract. If You do not accept this Offer, Your Contract and the GMIB Rider You previously elected will continue unchanged.
You should carefully read this Supplement in conjunction with Your Prospectus before making Your decision regarding this Offer.
Why are You receiving this Offer?
You are receiving this Enhanced Income Option Offer because we have determined that You are an Eligible Contract Owner as of the date we communicated the Offer to You. Please see Appendix I for information about the versions of the GMIB Riders that are eligible for this Offer.
If You need additional information about the GMIB Rider that You purchased, please refer to Your Prospectus or GMIB Rider. If You would like a copy of Your GMIB Rider, You may contact Your Administrative Office and request a copy of Your Contract that includes the GMIB Rider.
What is the effect on Your Contract when You accept the Enhanced Income Option Offer?
If You accept the Enhanced Income Option Offer, then on the Calculation Date:
●
Your GMIB rider (including Your Income Base) will terminate;
●
Your entire Account Value will be allocated to the Fixed Interest Account and You will no longer be permitted to transfer money to the Divisions;
●
Any automated investment strategies will be terminated;
●
Any Subsequent purchase payment restrictions will remain in effect (or, if You are not currently subject to subsequent purchase payment restrictions, acceptance of the Offer will restrict future subsequent purchase payments);
●
Once Your Account Value is equal to $0, we will issue You a supplemental agreement that will provide You with the Enhanced Income Option amount for Your life;
●
Your Death Benefit will be modified;
●
Your Earnings Preservation Rider will terminate;
●
The Beneficiary Continuation Option will terminate;
●
The Spousal Continuation option will be modified; and
●
Contract Charges will no longer apply.
In a Nutshell, What Are the GMIB and the Enhanced Income Option?
By way of reminder, here’s a high-level summary of how Your GMIB works: We have provided a detailed description of how the GMIB works in Appendix I, and your Prospectus also includes a detailed discussion of the how the GMIB works.
The GMIB permits You to invest in the market through certain Divisions offered under Your Contract, while at the same time assuring a specified guaranteed level of minimum fixed income payments if You elect to exercise Your GMIB, regardless of the investment performance of Your Contract during the pay-in phase.
After a minimum 10 year waiting period, provided You have satisfied all the requirements, You may exercise the GMIB within 30 days following a Contract Anniversary. We then will apply the Income Base calculated at the time of exercise to the GMIB Annuity Table specified in Your GMIB Rider in order to determine Your minimum guaranteed lifetime fixed
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monthly income payments. Your actual payments may be higher than this guaranteed minimum income payment if the application of Your Account Value to the then-current annuity purchase rates would provide a higher payment.
Prior to exercising the GMIB benefit and annuitizing Your Contract, You may make withdrawals up to the amount You could withdraw using the Dollar-for-Dollar Withdrawal Percentage specified by the GMIB and still maintain the minimum benefit amount. The Dollar-For-Dollar Withdrawal Rate for each version of the GMIB is included in the table in Appendix I. Under the GMIB, we calculate an “Income Base” that determines, in part, the minimum amount You receive as an income payment upon exercising the GMIB and annuitizing the Contract.
The Income Base is the greater of the “Highest Anniversary Value” or the “Annual Increase Amount”.
The Highest Anniversary Value: On the issue date, the “Highest Anniversary Value” is equal to Your initial purchase payment. Thereafter, the Highest Anniversary Value will be increased by subsequent purchase payments and reduced proportionately by the percentage reduction in Account Value attributable to each subsequent withdrawal (including any applicable Withdrawal Charge). On each Contract Anniversary prior to the Contract Owner’s 81st birthday, the Highest Anniversary Value will be recalculated and set equal to the greater of the Highest Anniversary Value before the recalculation or the Account Value on the date of the recalculation.
The Highest Anniversary Value does not change after the Contract Anniversary immediately preceding the Contract Owner’s 81st birthday, except that it is increased for each subsequent purchase payment and reduced proportionally by the percentage reduction in Account Value attributable to each subsequent withdrawal (including any applicable Withdrawal Charge).
The Annual Increase Amount: On the date we issue Your Contract, the “Annual Increase Amount” was equal to Your initial purchase payment. All purchase payments received within 120 days of the date we issued Your Contract are to be treated as part of the initial purchase payment for this purpose. Thereafter, the Annual Increase Amount is equal to (i) less (ii), where: (i) is purchase payments accumulated at the Annual Increase Rate from the date the purchase payment is made; and (ii) is withdrawal adjustments (as described below) accumulated at the Annual Increase Rate. See “Annual Increase Rate” in Appendix I for a description of the Annual Increase Rate.
Withdrawals from the Contract will result in a proportional reduction in the Annual Increase Amount that is equal to the same percentage that the amounts withdrawn reduced the Account Value (also referred to as “Account Balance” in the Prospectus). However, if You withdraw amounts that are no greater than the amounts You can withdraw using the Dollar-for-Dollar Withdrawal Percentage, Your Annual Increase Amount will be reduced by the same dollar amount as the withdrawals taken from Contract.
The Highest Anniversary Value and Annual Increase Amount are calculated independently of each other. When the Highest Anniversary Value is recalculated and set equal to the Account Value, the Annual Increase Amount is not set equal to the Account Value.
The Dollar-for-Dollar Withdrawal Rate generally is intended to correlate to the Annual Increase Rate; therefore, assuming that the Income Base equals the Annual Increase Amount, Your Income Base may remain relatively unchanged even though You are taking withdrawals up to amounts You could withdraw using the Dollar-for-Dollar Withdrawal Rate. If You then elect to exercise the GMIB, You are guaranteed a set amount of fixed annuity payments based, in part, on that Income Base. In sum, You can make withdrawals up to the amount You can withdraw using the Dollar-for-Dollar Withdrawal Rate each year but still have at least what You invested to convert into lifetime guaranteed annuity payments.
Here’s a high-level summary of how the Enhanced Income Option works: If You accept the Enhanced Income Option Offer, the Account Value under Your Contract will be transferred to the Fixed Interest Account, and You will no longer be invested in the market through the Divisions and any automated investment strategy that You participate in will terminate. The Fixed Interest Account Option offers an interest rate guaranteed by MetLife during a selected period. In addition, Your death benefit will be modified and its maximum potential amount payable upon Your death will be limited
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to the value as of the date we receive Your acceptance of this Offer in good order, as reduced by subsequent withdrawals. Your spousal continuation option will also be modified and the Enhanced Income Option amount will not change as a result of the death of the Owner.
The Enhanced Income Option will permit You to withdraw amounts up to the “Enhanced Income Option amount” each year (as adjusted for distributions under the Required Minimum Distribution Service, if applicable) without reducing the Enhanced Income Option amount payable in future years. However, if You withdraw an amount that is greater than the Enhanced Income Option amount (as adjusted for distributions under the Required Minimum Distribution Service, if applicable) in any year, then your Enhanced Income Option amount payable in each subsequent year will be reduced proportionately by the same percentage that Your Account Value is reduced by the withdrawals. This means that thereafter, You will receive a lower Enhanced Income Option amount. The Enhanced Income Option amount is based upon Your age and Your Annual Increase Amount on the Calculation Date and the GMIB version that You have. The Enhanced Income Option amount will be more than the amount You could withdraw using the Dollar-for-Dollar Withdrawal Rate under Your GMIB. When Your Account Value goes to zero, You will receive a supplemental agreement under which You will continue to receive the Enhanced Income Option amount for the remainder of Your life. In addition, once the supplemental agreement is issued, You will no longer have any of the features or benefits under the original Contract, including any applicable death benefit.
Comparing the GMIB to the Enhanced Income Option
The following comparison assumes:
For the GMIB benefit: systematic withdrawal payments (“SWPs”) are being taken that are no greater than the amount that you could withdraw using the Dollar-for-Dollar Withdrawal Rate. The comparison further assumes that “required minimum distributions” (“RMDs”) are not being taken, that the Income Base that determines the level of income payments under Your GMIB is equal to the Annual Increase Amount and not the Highest Anniversary Value and that You have not exercised the “Optional Step-Up” to the Annual Increase Amount. Finally, the comparison assumes that no withdrawals have been taken other than the SWP withdrawals.
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For the Enhanced Income Option: SWPs are taken equal to the Enhanced Income Option amount on an annual basis. No RMD or other withdrawals are taken.
Feature	Receipt of SWP payments equal to the Dollar-for-Dollar Withdrawal Rate payments followed by exercise of GMIB	Enhanced Income Option
Level of Income Payments
●Owner takes an amount equal to the
amount that can be withdrawn using
the Dollar-for-Dollar Withdrawal Rate
using the SWP feature.
●Withdrawals up to the amount that can
be taken using the Dollar-for-Dollar
Withdrawal Rate will reduce the Annual
Increase Amount by the same dollar
amount as the withdrawal amount.
●The Annual Increase Amount will
increase by the GMIB Annual Increase
Rate.
●Using the SWP to withdraw amounts
that can be taken using the Dollar-for-
Dollar Withdrawal Rate will allow the
Income Base to remain at least equal to
the original purchase payments
received within 120 days of the date the
Contract was issued.
●Note that withdrawals during any
Contract Year in excess of the amounts
that can be withdrawn using the Dollar-
for-Dollar Withdrawal Rate will reduce
the Annual Increase Amount
proportionately by the same percentage
as withdrawals during the Contract Year
reduced the Account Value.

●Owner receives the Enhanced Income
Option amount which will be more than
the amount the Owner receives using
the Dollar-for-Dollar Withdrawal Rate
and will vary based on Your Age on the
Calculation Date and the GMIB version.
●Note that as long as withdrawals do not
exceed the Enhanced Income Option
amount, the Enhanced Income Option
amount will remain the same for all
subsequent years including after the
Account Value goes to 0, when a
supplemental agreement will be issued.
●Note that withdrawals during any
Contract Year in excess of the
Enhanced Income Option amount will
reduce the Enhanced Income Option
amount for all subsequent years
proportionately by the same percentage
as withdrawals during the Contract Year
reduced the Account Value.

Level of Payments When Account Value Goes to Zero
●When the Account Value goes to zero,
the Owner can exercise their GMIB and
receive either a Lifetime Income
Annuity with a 5-Year Guarantee Period
or a Lifetime Income Annuity for Two
with a 5-Year Guarantee Period.
●Payments after exercise of GMIB may
be higher or lower than payments
received using the SWP to withdraw
amounts that can be withdrawn using
the Dollar-for Dollar Withdrawal Rate.

●When the Account Value goes to zero
the Owner will receive a supplemental
agreement under which the Owner will
continue to receive the Enhanced
Income Option amount for their life.
●Note that the Enhanced Income Option
amount received under the
supplemental agreement may be more
or less than what the Owner could have
received using the Dollar-for-Dollar
Withdrawal Rate and then exercising
the GMIB.

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Feature	Receipt of SWP payments equal to the Dollar-for-Dollar Withdrawal Rate payments followed by exercise of GMIB	Enhanced Income Option
Future Growth Opportunities
Yes, The Account Value can continue to be
invested in permitted Divisions (and the
Fixed Interest Account, if available). Also,
the Income Base can continue to grow
either using the Highest Anniversary Value
(which will reflect investment
experience) or the Annual Increase
Amount (which will reflect the Annual
Increase Rate)

All money is invested in the Fixed Interest
Account, which means You lose the
opportunity for investment growth.
Interest will be credited at the Fixed
Interest Account crediting rate and will
be reflected in the Account Value. The
Enhanced Income Option amount will be
set at the Calculation Date (subject to
reduction due to withdrawals that exceed
the Enhanced Income Option amount)

GMIB Benefit Continues to be part of the Contract	Yes	No
GMIB Fees	Continue to be deducted	GMIB fees stop
Death Benefits Continue to be part of the Contract	Yes, according to their terms	Yes, but the Death Benefits are modified
Death Benefit Fees	Continue to be deducted	Will no longer be deducted
Spousal Continuation Option Continues to be part of the Contract	Yes, according to its terms	Yes, but the Spousal Continuation Option is modified
Withdrawal Charges	Continue to be applicable (to the extent any withdrawal charges apply to a withdrawal)
You may withdraw amounts from the
Contract free of Withdrawal Charges. If
You terminate or exchange Your Contract
after You accept the Enhanced Income
Option Offer, any applicable Withdrawal
Charges will be waived

Annual Contract Fee	Continues to be applicable (to the extent these charges apply)	Will no longer be deducted
Mortality and Expense Risk Fees	Continue to be deducted	Will no longer be deducted because amounts are allocated to the Fixed Interest Account only
Eligible Contract Owners:
You are eligible to accept the Enhanced Income Option Offer (“Eligible Contract Owner”) if You meet ALL of the following qualifications as of the date Your acceptance of the Enhanced Income Option Offer is received by MetLife in Good Order (the “Calculation Date”, as described below):
A.
You currently own a Preference Premier Variable Annuity Contract with one of the following versions of GMIB Rider and we are currently making the Offer available to You:
●
GMIB Plus III
●
GMIB Plus IV
●
GMIB Max II
●
GMIB Max III
●
GMIB Max IV
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●
GMIB Max V
B.
You have not exercised Your GMIB Rider;
C.
You have not applied any portion of Your Account Value to an annuity option;
D.
You have not reached Your GMIB Rider termination date for Contract Owners;
E.
You have no death benefit claim pending, unless the Beneficiary named under the Death Benefit is the spouse of the Contract Owner and elects to continue the Contract and the spouse’s attained age is less than 90;
F.
The Owner or Joint Owner under Your Contract has not changed;
G.
You have not elected the Guaranteed Principal Option (“GPO”), if any, that was offered with Your Contract;
H.
You have not made a complete withdrawal of Your Account Value;
I.
You have not assigned Your Contract; and
J.
Your state has approved the form of the endorsement (called a “rider” in certain states) incorporating the terms of the Enhanced Income Option Offer.
Withdrawals Under the Enhanced Income Option:
Each 12-month period during which Enhanced Income Option amounts may be withdrawn begins on Your Contract Anniversary and ends on the last day of that Contract Year (“Enhanced Income Option period”). During each Enhanced Income Option period, You may withdraw the Enhanced Income Option amount. However, for the first Enhanced Income Option period, if Your Calculation Date is not Your Contract Anniversary, then the Enhanced Income Option amount that You can withdraw is based on total withdrawals during the Contract Year in which You accept the Offer and is equal to: (i) a prorated amount that You could have withdrawn using the dollar-for dollar withdrawal rate under Your GMIB for the number of months during the Contract Year prior to Your acceptance of the Enhanced Income Option Offer; plus (ii) a prorated amount that You could withdraw under the Enhanced Income Option for the remaining number of months until Your next Contract anniversary (the “First Enhanced Income Option Period EIO Amount”).
For example, assume Your dollar-for-dollar withdrawal rate under Your GMIB would allow you to withdraw $10,000 in a Contract Year and that between January 1, 2024 and June 30, 2024, you have withdrawn $5,000. If Your Calculation Date is July 1, 2024, Your next Contract Anniversary is January 1, 2025, and Your Enhanced Income Option amount is $12,000, then You may withdraw $6,000 between July 1, 2024 and December 31, 2024, for a total withdrawal during the Contract year of $11,000. The next Enhanced Income Option period will begin on January 1, 2025 and end on December 31, 2025 and You may withdraw $12,000 between January 1, 2025 and December 31, 2025.
If You do not take Your entire Enhanced Income Option amount during any Enhanced Income Option period, You will not be able to carry forward that amount to any subsequent years; however; Your Account Value will not be reduced by any amount that is not withdrawn.
Systematic Withdrawal Program, the Required Minimum Distribution Service and Withdrawing the Enhanced Income Option amounts:
If You currently are receiving withdrawal payments under the Systematic Withdrawal Program, You can request that your payments under the Enhanced Income Option be paid through the Systematic Withdrawal Program at the same frequency or a different frequency. You can also discontinue or change Your elections with respect to the Systematic Withdrawal Program as described in the Prospectus. If You are not currently receiving withdrawal payments under the Systematic Withdrawal Program, You may elect to do so by contacting Your Administrative Office. You may also withdraw Your Enhanced Income Option amounts in any manner that is available for withdrawals from the Contract, as described in the Prospectus. The Enhanced Income Option amount that You may withdraw during the Enhanced Income Option period does not change based on the method that You use to make the withdrawals.
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If your Enhanced Income Option amount is lower than the Required Minimum Distribution Amount during any Enhanced Income Option period, then the Enhanced Income Option amount will be adjusted to be equal to the Required Minimum Distribution Amount. Even if You accept the Enhanced Income Option Offer, You may also elect or continue the Required Minimum Distribution Service. Please note that the Enhanced Income Option amount may exceed Your Required Minimum Distribution amount. In this event, You may want to consider whether to accept this Offer, if Your intent is to withdraw an amount that is only equal to Your Required Minimum Distribution amount. As discussed above, if You take only the Required Minimum Distribution amount and it is lower than the Enhanced Income Option amount during any Enhanced Income Option period, then You will not be able to carry forward to any subsequent Enhanced Income Option period any remaining Enhanced Income Option amount.
Please note that once Your Account Value is equal to $0, the amount payable under the supplemental agreement will be the Enhanced Income Option amount.
Withdrawals that Exceed the Enhanced Income Option amount
If You withdraw an amount that is greater than Your Enhanced Income Option amount (as increased using the Required Minimum Distribution Service, if applicable) during any Enhanced Income Option period, then we will reduce Your future Enhanced Income Option amount proportionately by the same percentage that Your Account Value is reduced by the withdrawal. For the first Enhanced Income Option period, we will use the First Enhanced Income Option Period EIO Amount to determine whether withdrawals exceed the Enhanced Income Option amount.
If You intend to withdraw amounts that exceed Your Enhanced Income Option amount (as increased using the Required Minimum Distribution Service, if applicable), You should consider whether it is appropriate to accept the Enhanced Income Option Offer since withdrawals in excess of the Enhanced Income Option amount will result in future amounts that You receive under the Enhanced Income Option being reduced on a proportionate basis and could have the effect of reducing or eliminating the benefit of the Enhanced Income Option.
Operation of the Enhanced Income Option When there is no Longer any Account Value under Your Contract:
Withdrawals of the Enhanced Income Option amount (and any other withdrawals) may reduce Your Account Value to $0. If Your Account Value is reduced to $0, Your Contract will terminate, and we will issue You a supplemental agreement. Your supplemental agreement will continue to pay Your Enhanced Income Option amount for Your life with a guaranteed period of 5 years, if longer. Under the supplemental agreement, You may elect to have payments made over Your lifetime and another person’s lifetime with a guaranteed period of 5 years (“joint life option”). However, if you elect the joint life option, then periodic amounts paid under Your supplemental agreement will be reduced to reflect that we will pay the benefit over two lives, rather than one life. We may make other options available from time to time. The supplemental agreement will pay out the Enhanced Income Option amount. You may not take amounts (as adjusted if payment is to be made on a joint life basis) that are greater or less than the Enhanced Income Option amount and You may receive payments only at a frequency permitted under the supplemental agreement. We currently permit You to elect to receive payments on a monthly, quarterly, semi-annual or annual basis. In addition, once the supplemental agreement is issued, You will no longer have any of the features or benefits under the original Contract, including any applicable death benefit.
Effect of the Enhanced Income Option on Your Death benefit:
If You have the Standard Death Benefit, and You accept the Enhanced Income Option Offer, then your death benefit will no longer increase beginning on the Calculation Date. Please note that the death benefit on and after the Calculation Date will be reduced proportionately by the percentage reduction in Account Value attributable to withdrawals under the Enhanced Income Option and any other withdrawals. Your death benefit will never be less than Your Account Value as of the end of the Business Day on which we have received Notice of both due proof of death and the first acceptable election for the payment method under which Your beneficiary will receive the death benefit.
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If You have the Annual Step-Up Death Benefit, and You accept the Enhanced Income Option Offer, then we will no longer charge for the death benefit beginning on the Calculation Date. In addition, your death benefit will no longer increase beginning on the Calculation Date. Please note that the death benefit on and after the Calculation Date will be reduced proportionately by the percentage reduction in Account Value attributable to withdrawals under the Enhanced Income Option and any other withdrawals. Your death benefit will never be less than Your Account Value as of the end of the Business Day on which we have received Notice of both due proof of death and the first acceptable election for the payment method under which Your beneficiary will receive the death benefit.
If You have an Enhanced Death Benefit (EDB II, EDB III, EDB Max II, EDB Max III, EDB Max IV, EDB Max V), and You accept the Enhanced Income Option Offer, then we will no longer charge for the death benefit beginning on the Calculation Date. In addition, the Enhanced Death Benefit will no longer increase beginning on the Calculation Date. Please note that the death benefit on and after the Calculation Date will be reduced proportionately by the percentage reduction in Account Value if the withdrawals in any Enhanced Income Option period exceed the Enhanced Income Option amount (as adjusted for distributions under the Required Minimum Distribution Service, if applicable). For the first Enhanced Income Option period, we will use the First Enhanced Income Option Period EIO Amount in determining whether withdrawals exceed the Enhanced Income Option amount. If withdrawals in any Enhanced Income Option period are not greater than the Enhanced Income Option amount (as adjusted for distributions under the Required Minimum Distribution Service, if applicable), the death benefit will be reduced by the same dollar amount as was withdrawn from Your Account Value. Your death benefit will never be less than Your Account Value as of the end of the Business Day on which we have received Notice of both due proof of death and the first acceptable election for the payment method under which Your beneficiary will receive the death benefit.
Effect of the Enhanced Income Option on Your Spousal Continuation:
If the Beneficiary is your spouse, the Beneficiary may be substituted as the Owner of the Contract and continue the Contract with the Enhanced Income Option under the terms and conditions of the Contract that applied prior to the Owner’s death, with certain exceptions described in the Contract (including the Enhanced Income Option endorsement to the Contract). In that case, the Account Value in the Fixed Interest Account will be adjusted to equal the death benefit if the death benefit is higher than the Account Value. The Enhanced Income Option amount will not change as a result of the death of the Owner (see “How is the Enahanced Income Option Amount Calculated”, below).
There may be a second death benefit payable upon the death of the spouse. If the spouse continues the Contract, the second death benefit payable upon the death of the spouse is equal to the Account Value on the date that we receive notice of both due proof of death and the first acceptable election for the payment method.
Spousal continuation will not satisfy required minimum distribution rules for tax-qualified Contracts other than IRAs.
How is the Enhanced Income Option Amount Calculated?
The Enhanced Income Option amount is calculated on the “Calculation Date.” The “Calculation Date” is the Business Day we receive all information necessary to process Your acceptance in Good Order. Amounts payable under the Enhanced Income Option Offer will be determined on the Calculation Date prior to processing any other financial transactions on that date, including any applicable reset of Your Income Base. Therefore, if your Contract Anniversary occurs during the Enhanced Income Option Offer Window, You may want to accept the Offer after Your Contract Anniversary so that you will receive the applicable increase in the Annual Increase Amount prior to Your acceptance. This will have the effect of increasing Your Enhanced Income Option amount because the calculation is based upon a percentage of Your Annual Increase Amount, as described below. On the other hand, if you prefer not to receive a lower amount during the first Enhanced Income Option period than you will receive in subsequent Enhanced Income Option periods, as described below, You may prefer to accept the Offer on your Contract Anniversary.
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Calculation of the Enhanced Income Option:
If You accept the Enhanced Income Option Offer, Your Account Value will be transferred to the Fixed Interest Account on the Calculation Date and Your Enhanced Income Option amount will be a percentage of Your Annual Increase Amount. This percentage will be higher than the GMIB Dollar-for-Dollar Withdrawal Rate under Your GMIB.
For GMIB Plus III:
Percentage of Your Annual Increase Amount on the Calculation Date:	Age of Owner on the Calculation Date
5.25%	59 or younger
5.25%	At least age 60 but not older than 64
5.25%	At least age 65 but not older than 69
5.50%	At least age 70 but not older than 74
6.00%	At least age 75 but not older than 79
6.00%	At least age 80 but not older than 84
6.00%	Age 85 or older
For GMIB Plus IV:
Percentage of Your Annual Increase Amount on the Calculation Date:	Age of Owner on the Calculation Date
4.725%	59 or younger
4.95%	At least age 60 but not older than 64
5.40%	At least age 65 but not older than 69
5.40%	At least age 70 but not older than 74
5.40%	At least age 75 but not older than 79
5.40%	At least age 80 but not older than 84
5.40%	Age 85 or older
For GMIB Max II:
Percentage of Your Annual Increase Amount on the Calculation Date:	Age of Owner on the Calculation Date
5.775%	59 or younger
5.775%	At least age 60 but not older than 64
5.775%	At least age 65 but not older than 69
5.775%	At least age 70 but not older than 74
5.775%	At least age 75 but not older than 79
5.775%	At least age 80 but not older than 84
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Percentage of Your Annual Increase Amount on the Calculation Date:	Age of Owner on the Calculation Date
6.60%	Age 85 or older
For GMIB Max III:
Percentage of Your Annual Increase Amount on the Calculation Date:	Age of Owner on the Calculation Date
5.25%	59 or younger
5.25%	At least age 60 but not older than 64
5.25%	At least age 65 but not older than 69
5.50%	At least age 70 but not older than 74
6.00%	At least age 75 but not older than 79
6.00%	At least age 80 but not older than 84
6.00%	Age 85 or older
For GMIB Max IV:
Percentage of Your Annual Increase Amount on the Calculation Date	Age of Owner on the Calculation Date
5.25%	59 or younger
5.25%	At least age 60 but not older than 64
5.25%	At least age 65 but not older than 69
5.50%	At least age 70 but not older than 74
6.00%	At least age 75 but not older than 79
6.00%	At least age 80 but not older than 84
6.00%	Age 85 or older
For GMIB Max V:
Percentage of Your Annual Increase Amount on the Calculation Date:	Age of Owner on the Calculation Date
4.725%	59 or younger
4.95%	At least age 60 but not older than 64
5.40%	At least age 65 but not older than 69
5.40%	At least age 70 but not older than 74
5.40%	At least age 75 but not older than 79
5.40%	At least age 80 but not older than 84
5.40%	Age 85 or older
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The percentages indicated are subject to state variations. For joint Contract owners we will use the age of the older Owner. If the Owner is a non-natural person, we will use the age of the annuitant.
How can You evaluate this Enhanced Income Option Offer?
This Enhanced Income Offer is not appropriate for everyone. In fact, when You purchased Your Contract, You made a determination that the GMIB was important to You based on Your personal circumstances at that time. You should now consider Your specific circumstances and whether they have changed in a way that would make the Enhanced Income Option a better option than the GMIB.
You should consider Your current and future income needs and whether they would be better served by continuing Your GMIB or accepting the Enhanced Income Option Offer. As part of Your consideration of Your income needs, You should consider the effect that withdrawals in excess of the Dollar-for-Dollar Withdrawal Rate or in excess of the Enhanced Income Option amount will have on the future income guarantees provided under each of these options. Also, if Your Account Value goes to $0 under the GMIB, then You will receive payments based on the remaining Income Base under a supplemental agreement. Similarly, if Your Account value goes to $0 under the Enhanced Income Option, you will continue to receive the Enhanced Income Option amount under a supplemental agreement.
You should consider whether the potentially higher amount You could receive upon exercising Your GMIB in the future is more important to You than being able to withdraw a higher amount under the Enhanced Income Option than under the GMIB Dollar-for-Dollar Withdrawal Rate.
In addition, You should consider the following aspects of Your Contract which can only be maintained if you do not accept the Enhanced Income Option Offer: (i) Your desire to maintain your current death benefit option and Spousal continuation option without any limitations or modifications; (ii) Your desire to continue to experience investment performance through the Divisions (including the automated investment strategies); and (iii) Your desire to continue to maintain any Earnings Preservation Rider, and Beneficiary Continuation option. You should consider those aspects of Your Contract and compare them to Your desire not to incur any additional fees or charges associated with Your Contract and the Divisions, as You could if You accept the Enhanced Income Option Offer.
As the above demonstrates, there are a number of considerations you should take into account. As a general matter, though, the offer may be beneficial to You if You want lifetime income and you would prefer to be able to withdraw more to satisfy your immediate income needs. It may also be beneficial to You if You want to stop paying contract charges, would prefer a fixed rate of interest and are not as concerned that the enhanced death benefit declines even when you have remaining Account Value.
On the other hand, the Offer may not be beneficial to you, if you are satisfied with the level of withdrawals you can make using the Dollar-for-Dollar Withdrawal Rate and you prefer to have a potentially larger guaranteed lifetime income once you exercise the GMIB. The Offer may also not be beneficial to You if You prefer to remain invested in the Divisions and want to maintain a higher enhanced death benefit before you exercise your GMIB. Note, if You have the Standard Death Benefit or Annual Step-Up death benefit, Your death benefit will reduce with withdrawals in the same manner regardless of whether You elect the Enhanced Income Option or maintain the GMIB.
You should assess Your own situation to decide whether to accept the Enhanced Income Option Offer. In considering this Offer You may wish to consult with Your named beneficiaries under Your Contract, Your registered representative or other advisors. We cannot provide investment advice to You, including how to weigh any relevant factors for Your particular situation. We cannot provide any advice regarding future Account Values, including whether investment options under Your Contract will experience market gains or losses.
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Hypothetical Examples
The following are hypothetical examples that compare a few different scenarios and the effect of the GMIB and the Enhanced Income Option on amounts that you can withdraw as well as future guarantees. Each hypothetical example assumes that the 10-year waiting period for exercising the GMIB has been met and that RMDs are not being taken.
1.
Hypothetical example of someone who might choose to accept the Enhanced Income Option Offer:
Example assumptions:
●
John is currently age 67
●
Account Value = $100,000
●
GMIB Income Base = $250,000
●
Annual Increase Amount = $250,000
●
Death Benefit Base = $250,000
●
GMIB version: GMIB Max II
●
Average annual total returns for the Portfolios in which John’s Account Value is invested=8% for the 5 years ending on December 31, 2023.
●
Charges under the Contract if GMIB with an Annual Increase Rate of 5.5% of the Annual Increase Amount is maintained:
●
Annual Portfolio Company Expenses = .75% of amounts allocated to the Portfolios
●
Enhanced Death Benefit charge = 0.60% of the death benefit base
●
GMIB charge = 1% of the Income Base
●
Mortality and Expense Risk charge (B Class) = 1.25%
●
Charges under the Contract if the Enhanced Income Option is accepted: $0
●
Dollar-for-Dollar withdrawal amount if GMIB is maintained (calculated as follows: Annual Increase Amount multiplied by the Dollar-for-Dollar Withdrawal Rate) = $13,750
●
Forfeited Account Value remaining upon exercise of GMIB (Forfeited Account value is any Account Value that remains when John elects to exercise the GMIB) = $0
●
GMIB annual amount (The GMIB annual amount is the amount John will receive upon exercise of the GMIB using the Enhanced Payout Rate (described in Appendix I)) = $13,750
●
GMIB exercise age: 74
●
EIO amount (calculated as follows: Annual Increase Amount multiplied by the applicable percentag shown under “Calculation of the Enhanced Income Option”) = $14,438
●
Life expectancy: age 87
Maintaining the GMIB: If John maintains his GMIB, then under the assumptions above and assuming no other withdrawals from the Contract, John will continue to receive $13,750 a year until his Account Value hits zero at age 73. When John is 74, he will begin to receive payments under the GMIB which will also be equal to $13,750 until his death at age 87, because he is eligible for the Enhanced Payout Rate.
Outcome: The total amount John will receive is $288,750. In addition, John will continue to maintain his Enhanced Death Benefit of $250,000 until he begins to receive his GMIB income at age 74.
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Electing the Enhanced Income Option (EIO): If John elects Enhanced Income Option, then John will receive $14,438 until his death at age 87. Since John has an Enhanced Death Benefit, his Death Benefit will decrease each year by the amount he withdraws from his Account Value.
Outcome: The total amount John will receive is $303,188. John will continue to maintain some portion of his Death benefit until he no longer has any Account Value.
John’s Considerations:
●
John will receive more money each Contract Year under EIO (i.e., $14,438) both as compared to withdrawals using the GMIB Dollar-for-Dollar Withdrawal Rate (i.e., $13,750) and once he receives his GMIB amount (i.e., $13,750).
●
If he maintains the GMIB, John will continue to have an enhanced death benefit of $250,000 until he begins receiving his GMIB (at which point no death benefit is payable), whereas under EIO, the enhanced death benefit will immediately begin decreasing with each withdrawal (until no death benefit is payable when the Account Value goes to $0).
●
If he maintains the GMIB, is being able to invest in the investment options and continue to receive investment experience more important than a guaranteed interest rate under the EIO?
●
If he maintains the GMIB, John will continue to pay contract charges, whereas under EIO, all contract charges are eliminated.
●
In light of the other considerations, is receiving a total amount under EIO of $303,188 more valuable than receiving a total amount under GMIB of $288,750?
After weighing these considerations, John may decide that he prefers to accept the Enhanced Income Option Offer because he is interested in lifetime income and the Enhanced Income Option provides him with a larger amount annually and the total amount he will receive is greater under the EIO than under the GMIB.
2.
Hypothetical example of someone who might choose not to accept the Enhanced Income Option Offer :
Example assumptions:
●
Ann is currently age 70
●
Account Value = $175,000
●
GMIB Income Base = $225,000
●
Annual Increase Amount = $225,000
●
Death Benefit Base = $225,000
●
GMIB version: GMIB Max IV
●
Average annual total returns for the Portfolios in which Ann’s Account Value is invested=6.5% for the 5 years ending on December 31, 2023.
●
Charges under the Contract if GMIB with an Annual Increase Rate of 4.5% of the Annual Increase Amount is maintained:
●
Annual Portfolio Company Expenses = .75% of amounts allocated to the Portfolios
●
Enhanced Death Benefit charge = 0.60% of the death benefit base
●
GMIB charge = 1% of the Income Base
●
Mortality and Expense Risk charge (B Class) = 1.25%
●
Charges under the Contract if the Enhanced Income Option is accepted: $0
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●
Dollar-for-Dollar withdrawal amount until the Account Value is $0 if GMIB is maintained (calculated as follows: Annual Increase Amount multiplied by the Dollar-for-Dollar Withdrawal Rate) = $10,125
●
Forfeited Account Value remaining upon exercise of GMIB (Forfeited Account value is any Account Value that remains when Ann elects to exercise the GMIB) = $53,413
●
GMIB annual amount (The GMIB annual amount is the amount Ann will receive upon exercise of the GMIB) = $15,957
●
GMIB exercise age: 85
●
EIO amount (calculated as follows: Annual Increase Amount multiplied by the applicable percentage shown under “Calculation of the Enhanced Income Option”) = $10,631
●
Life expectancy: age 89
Maintaining the GMIB: If Ann maintains her GMIB, then under the assumptions above and assuming no other withdrawals from the Contract, Ann will continue to receive $10,125 a year until she elects to exercise her GMIB at age 85. Ann knows that she is giving up her remaining Account Value of $53,413, but has decided that she prefers to begin taking her GMIB amount of $15,957 each Contract Year.
Outcome: The total amount Ann will receive is $231,660. In addition, Ann will continue to maintain her Enhanced Death Benefit of $225,000 until she begins to receive her GMIB income at age 85.
Electing the Enhanced Income Option (EIO): If Ann elects Enhanced Income Option, then Ann will receive $10,631 until her death at age 89. Since Ann has an Enhanced Death Benefit, her Death Benefit will decrease each year by the amount she withdraws from her Account Value.
Outcome: The total amount Ann will receive is $212,625. Ann will continue to maintain some portion of her death benefit until she no longer has any Account Vale.
Ann’s Considerations:
●
Is being able to receive more money each Contract Year under EIO until the Account Value goes to $0 (i.e., $10,631) more important than receiving more money under the GMIB once the GMIB is exercised (i.e., $15,957)?
●
If she maintains the GMIB, Ann will continue to have an enhanced death benefit of $225,000 until she exercises the GMIB (at which point no death benefit is payable), whereas under EIO, the enhanced death benefit will immediately begin decreasing with each withdrawal (until no death benefit is payable when the Account Value goes to $0).
●
If she maintains the GMIB, is being able to invest in the investment options to continue to receive investment experience under GMIB more important than a guaranteed interest rate under the EIO?
●
Is eliminating the charges under EIO more important than maintaining the GMIB rider and maintaining the higher death benefit until the Account Value goes to $0?
●
In light of the other considerations, is receiving a total amount of $231,660 by maintaining the GMIB more valuable than receiving a total amount of $212,625 under the EIO?
After weighing these considerations, Ann may decide that she prefers not to accept the Enhanced Income Option Offer because she prefers to have a larger annual amount once she exercises her GMIB and the total amount she will receive is greater under the GMIB than under the EIO.
3.
Example of how withdrawals affect subsequent Enhanced Income Option amount and the Death Benefits:
Assume that Gabriel’s Account Value is $100,000 and his Enhanced Income Option amount is $6,000 (which is equal to 6% of his Account Value). In addition, assume Gabriel has an Enhanced Death Benefit equal to $120,000.
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If Gabriel withdraws $12,000 from his Account Value (which is equal to 12% of his Account Value) Gabriel’s Enhanced Income Option amount thereafter will be $5,280 ($6,000 reduced by 12% is equal to $5,280), assuming he does not take any other withdrawals in excess of the Enhanced Income Option amount. In addition, since Gabriel made withdrawals that exceeded his Enhanced Income Option amount, Gabriel’s Enhanced Death Benefit will be reduced by 12% to $105,600. This reduction in Enhanced Death Benefit represents the same percentage that he withdrew from his Account Value.
On the other hand assume that Gabriel withdraws the full Enhanced Income Option amount of $6,000 from his Account Value and does not withdraw any other amounts. In this event, his death benefit would be reduced by the same dollar amount as was withdrawn from his Account Value which was $6,000. Therefore, his Enhanced Death Benefit would be $114,000.
However, if Gabriel has a Standard Death Benefit or Annual Step-Up Death Benefit of $120,000, the 6% withdrawal of $6,000 from Account Value will reduce his death benefit by 6% to $112,800.
How do You accept the Enhanced Income Option Offer?
To accept this Enhanced Income Option Offer, You may call us at 1-888-439-2806 and indicate Your acceptance or sign the election form that is included with this Supplement and either fax it to us at 1-877-547-9669, email it to us at requests@metlife.com or mail it to us by regular mail to: PO Box 10366, Des Moines, IA 50306-0366 or by Express/Overnight mail to: 4700 Westown Parkway, Suite 200, West Des Moines, IA 50266.
You cannot accept the Offer before the date specified in Your Enhanced Income Option Offer letter. We must receive Your acceptance of this Offer in Good Order no later than the date specified in Your Enhanced Income Option Offer letter.
Remember: If You accept this Offer, amounts payable under the Enhanced Income Option may be different (more or less) than the amount in our letter, since the amounts payable will be determined on the Calculation Date, which will occur later. Please note that once You have accepted our Offer and it has been processed on the Calculation Date, You may not revoke Your acceptance.
We will not process Your acceptance of the Offer until all applicable requirements are satisfied within the Enhanced Income Option Offer Window. Acceptance notifications submitted but not processed due to Your failure to provide sufficient information, or for any other reason beyond our control will not be processed.
What are the tax implications of accepting the Offer?
The tax implications of accepting the Offer could vary depending on the type of Contract You own, Your age and other factors relating to Your personal situation. You should discuss with Your tax advisor whether it makes sense for You to accept this Offer.
If You accept this Offer, withdrawals from the deferred annuity under the Enhanced Income Option will receive the same tax treatment as other withdrawals from Your Contract and may be taxable to You. An additional 10% federal income tax penalty may also apply if You are under age 59 1/2. Once Your Account Value goes to $0, we will issue you a supplementary agreement. Since none of the payments under the supplementary agreement reflect a return of your account value, then regardless of whether Your deferred annuity was a tax-qualified or non-qualified contract, all amounts paid to you under the supplementary agreement will be taxable when received.
What other information should You know about this Offer?
If You accept the Enhanced Income Option Offer, We will send You endorsements for Your Contract and You should keep the endorsements with Your Contract records. You will also receive a confirmation statement that reflects Your acceptance of the Offer as well as a confirmation showing the transfer of Your Account Value to the Fixed Interest Account (if You have Account Values in the Divisions on the Calculation Date).
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You will not incur any new fees or charges as a result of accepting this Offer. All expenses we incur in connection with this Offer, including legal, accounting and other fees and expenses, will be paid by us and have no effect on Your Contract regardless of whether You accept this Offer.
The Enhanced Income Option Offer, including the Enhanced Income Option Offer Window, is subject to approval by the applicable state insurance agency or authority that has jurisdiction over Your Contract. State approval may vary by state and may include different terms and conditions. The Enhanced Income Option Offer may not be available for all Contracts, in all states, at all times. In the future, we may make new, additional, or modified offers in connection with the GMIB with different terms that may be more or less favorable than the terms described herein. In other words, we may make an offer to a group of Contract owners, and, in the future, make another offer to the remaining Contract owners in the same group or to a different group of Contract owners. If You accept this Offer, upon termination of Your GMIB Rider, You will not be eligible for any future offers related to the GMIB, even if such future offer would have included a greater offer amount or different payment or incentive.
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APPENDIX I
Description of GMIB Plus III, GMIB Plus IV, Max II, Max III, Max IV and Max V:
Facts about the GMIB Rider:
Below is an explanation of the GMIB to assist You, if necessary, in considering the Enhanced Income Option Offer. You can find additional information in the Prospectus and your GMIB Rider.
Under all versions of the GMIB, we calculate an “Income Base” that determines, in part, the minimum amount You receive as fixed income payments under the GMIB if You elect the pay-out phase. The Income Base is the greater of two calculated values, the Annual Increase Amount or the Highest Anniversary Value (see “Operation of the GMIB — Income Base, below”). We then will apply the Income Base calculated at the time the GMIB optional benefit is exercised to the conservative GMIB Annuity Table specified in Your GMIB optional benefit in order to determine your minimum guaranteed lifetime fixed monthly income payments. (However, your actual payment may be higher than this minimum if, as discussed below, income payments during the pay-out phase of the Contract based on the Account Value would produce a higher payment.)
It is important to recognize that this Income Base is not available for cash withdrawals and does not establish or guarantee Your Account Value or a minimum return for any investment portfolio. The GMIB may be exercised after a minimum 10-year waiting (or any subsequent 10 year waiting period that applies due to Your exercise of any applicable Optional-Step Up), provided You have satisfied all the requirements, and then only within 30 days following a Contract Anniversary, provided that the exercise must occur not later than the 30-day period following the Contract Anniversary prior to the Contract Owner’s 91st birthday. If at the time You elect the pay-out phase, applying Your actual Account Value to then current annuity purchase rates (independent of the GMIB optional benefit) produces higher income payments, You will receive the higher income payments, and thus You will have paid for the optional benefit even though it was not used.
Operation of the GMIB
The following section describes how the GMIB operates. When reading the following descriptions of the operation of the GMIB (for example, the “Annual Increase Rate,” “Dollar-for-Dollar Withdrawal Percentage,” and “Enhanced Payout Rate” sections), refer to the GMIB Rate Table below for the specific rates and other terms applicable to Your version of the GMIB.
Income Base. The Income Base is the greater of (a) or (b) below.
(a)
Highest Anniversary Value: On the issue date, the “Highest Anniversary Value” is equal to Your initial purchase payment. Thereafter, the Highest Anniversary Value will be increased by subsequent purchase payments and reduced proportionately by the percentage reduction in Account Value attributable to each subsequent withdrawal (including any applicable Withdrawal Charge). On each Contract Anniversary prior to the Contract Owner’s 81st birthday, the Highest Anniversary Value will be recalculated and set equal to the greater of the Highest Anniversary Value before the recalculation or the Account Value on the date of the recalculation.
The Highest Anniversary Value does not change after the Contract Anniversary immediately preceding the Contract Owner’s 81st birthday, except that it is increased for each subsequent purchase payment and reduced proportionally by the percentage reduction in Account Value attributable to each subsequent withdrawal (including any applicable Withdrawal Charge).
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(b)
Annual Increase Amount: On the date we issue Your Contract, the “Annual Increase Amount” is equal to Your initial purchase payment. All purchase payments received within 120 days of the date we issue Your Contract will be treated as part of the initial purchase payment for this purpose. Thereafter, the Annual Increase Amount is equal to (i) less (ii), where:
(i)
is purchase payments accumulated at the Annual Increase Rate (as defined below) from the date the purchase payment is made; and
(ii)
is withdrawal adjustments (as defined below) accumulated at the Annual Increase Rate.
The Highest Anniversary Value and Annual Increase Amount are calculated independently of each other. When the Highest Anniversary Value is recalculated and set equal to the Account Value, the Annual Increase Amount is not set equal to the Account Value. See “Optional Step-Up” below for a feature that can be used to reset the Annual Increase Amount to the Account Value.
For Contracts issued in New York State only — Annual Increase Amount Limit. The Annual Increase Amount is limited to the Annual Increase Amount Limit (see “GMIB Rate Table” below) multiplied by the greater of: (a) Your purchase payments or (b) the Annual Increase Amount as increased by the most recent Optional Step-Up (see “Optional Step-Up” below). Each time the Annual Increase Amount is increased by an Optional Step-Up, the limit on the Annual Increase Amount is raised to the Annual Increase Amount Limit multiplied by the new, higher Annual Increase Amount, if it is greater than the Annual Increase Amount Limit multiplied by total purchase payments.
Annual Increase Rate. As noted above, we calculate an Income Base under the GMIB optional benefit that helps determine the minimum amount You receive as an income payment upon exercising the optional benefit. One of the factors used in calculating the Income Base is called the “annual increase rate.”
Through the Contract Anniversary immediately prior to the Contract Owner’s 91st birthday, the Annual Increase Rate is the greater of:
(a)
the GMIB Annual Increase Rate; or
(b)
the Required Minimum Distribution Rate (as defined below).
Item (b) only applies to IRAs and other Contracts subject to Section 401(a)(9) of the Code.
Required Minimum Distribution Rate. The Required Minimum Distribution Rate equals the greater of:
(1)
the required minimum distribution amount for the previous calendar year or for this calendar year (whichever is greater), divided by the sum of: (i) the Annual Increase Amount at the beginning of the Contract Year, and (ii) any subsequent purchase payments received during the Contract Year before the end of the calendar year;
(2a)
if You enroll only in the automated required minimum distribution service, the total withdrawals during the Contract Year under the automated required minimum distribution service, divided by the sum of: (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent purchase payments received during the Contract Year before the end of the calendar year; or
(2b)
if You enroll in both the Systematic Withdrawal Program and the automated required minimum distribution service, the total withdrawals during the Contract Year under (I) the Systematic Withdrawal Program (up to a maximum of the GMIB Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year); and (II) the automated required minimum distribution service (which can be used to pay out any amount above the Systematic Withdrawal Program withdrawals that must be withdrawn to fulfill minimum distribution requirements at the end of the calendar year), divided by the sum of: (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent purchase payments received during the Contract Year before the end of the calendar year.
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On the first Contract Anniversary, “at the beginning of the Contract Year” means on the issue date; on a later Contract Anniversary, “at the beginning of the Contract Year” means on the prior Contract Anniversary. All purchase payments received within 120 days of the issue date are treated as part of the initial purchase payment for this purpose, and therefore are included in the Annual Increase Amount on the issue date, instead of being treated as subsequent purchase payments. (See description of Operation of GMIB Income Base.)
See “Use of Automated Required Minimum Distribution Service and Systematic Withdrawal Program With GMIB” below for more information on the automated required minimum distribution service and the Systematic Withdrawal Program.
If item (b) above (the Required Minimum Distribution Rate) is greater than item (a) above (the GMIB Annual Increase Rate), and Your total withdrawals during a Contract Year, divided by the sum of: (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent purchase payments received during the Contract Year before the end of the calendar year, exceed the Required Minimum Distribution Rate, the Required Minimum Distribution Rate is not used to calculate the Annual Increase Rate, and the Annual Increase Rate will be reduced to the GMIB Annual Increase Rate (item (a) above). Therefore, the Annual Increase Rate for that Contract Year will be lower than the Required Minimum Distribution Rate, which could have the effect of reducing the value of income payments under the GMIB.
During the 30-day period following the Contract Anniversary immediately prior to the Contract Owner’s 91st birthday, the Annual Increase Rate is 0%.
Dollar-for-Dollar Withdrawal Percentage. One of the factors used in calculating withdrawal adjustments is called the “Dollar-for-Dollar Withdrawal Percentage.” The Dollar-for-Dollar Withdrawal Percentage is the greater of:
(a)
the GMIB Dollar-for-Dollar Withdrawal Rate; or
(b)
the Required Minimum Distribution Rate (as defined above under “Annual Increase Rate”).
Item (b) only applies to IRAs and other Contracts subject to Section 401(a)(9) of the Code.
During the 30-day period following the Contract Anniversary immediately prior to the Contract Owner’s 91st birthday, the Dollar-for-Dollar Withdrawal Percentage is 0%.
For GMIB Max IV only, the GMIB Dollar-for-Dollar Withdrawal Rate, and therefore the Dollar-for-Dollar Withdrawal Percentage, will be higher if You wait to take Your first withdrawal after a certain number of Contract Years. Once it is determined by the timing of the first withdrawal, the GMIB Dollar-for-Dollar Withdrawal Rate will never increase or decrease. A higher Dollar-for-Dollar Withdrawal Percentage allows You to withdraw a larger amount each Contract Year while receiving dollar-for-dollar treatment of the withdrawals rather than a proportional adjustment. As discussed below, depending on the relative amounts of the Annual Increase Amount and the Account Value, a “dollar-for-dollar treatment” withdrawal adjustment may be more favorable than a “proportional reduction” withdrawal adjustment.
Withdrawal Adjustments. Withdrawal adjustments in a Contract Year are determined according to (a) or (b):
(a) proportional reduction: if total withdrawals in a Contract Year are greater than the Annual Increase Amount at the beginning of the Contract Year multiplied by the Dollar-for-Dollar Withdrawal Percentage (as defined above), or if the withdrawals are not paid to You (or to the Annuitant, if the Contract is owned by a non-natural person) or to another payee we agree to, the withdrawal adjustment for each withdrawal in a Contract Year is the value of the Annual Increase Amount immediately prior to the withdrawal multiplied by the percentage reduction in Account Value attributed to that withdrawal (including any applicable Withdrawal Charge); or
(b) dollar-for-dollar treatment: if total withdrawals in a Contract Year are not greater than the Annual Increase Amount at the beginning of the Contract Year multiplied by the Dollar-for-Dollar Withdrawal Percentage, and if these withdrawals are paid to You (or to the Annuitant, if the Contract is owned by a non-natural person) or to another payee we agree to,
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the total withdrawal adjustments for that Contract Year will be set equal to the dollar amount of total withdrawals (including any applicable Withdrawal Charge) in that Contract Year.
These withdrawal adjustments will be treated as though the corresponding withdrawals occurred at the end of that Contract Year.
As described in (a) immediately above, if in any Contract Year You take cumulative withdrawals that exceed the Annual Increase Amount at the beginning of the Contract Year multiplied by the Dollar-for-Dollar Withdrawal Percentage, the Annual Increase Amount will be reduced in the same proportion that the entire withdrawal (including any applicable Withdrawal Charge) reduced the Account Value. Depending on the relative amounts of the Annual Increase Amount and the Account Value, such a proportional reduction may result in a significant reduction in the Annual Increase Amount (particularly when the Account Value is lower than the Annual Increase Amount), and could have the effect of reducing or eliminating the value of income payments under the GMIB rider.
Complying with the two conditions described in (b) immediately above (including limiting Your cumulative withdrawals during a Contract Year to not more than the Annual Increase Amount at the beginning of the Contract Year multiplied by the Dollar-for-Dollar Withdrawal Percentage) will result in dollar-for-dollar treatment of the withdrawals.
Example:
●
Dollar-for-Dollar withdrawals reduce the Annual Increase Amount by the same dollar amount as the withdrawal amount. For example, assume the initial purchase payment and the Annual Increase Amount is $100,000. If You owned a GMIB optional benefit with a 4.5% GMIB Dollar-for-Dollar Withdrawal Rate and took a $4,500 withdrawal in the first Contract Year, the withdrawal will reduce both the Account Value and Annual Increase Amount by $4,500.
●
Proportionate withdrawals reduce the Annual Increase Amount by the same proportion that the withdrawal reduced the Account Value. For example, assume the Account Value is $100,000 and the Annual Increase Amount is $110,000. If You owned a GMIB optional benefit with a 4.5% GMIB Dollar-for-Dollar Withdrawal Rate and if You took a withdrawal during the first Contract Year equal to 10% of the Account Value, that withdrawal will reduce both the Account Value and the Annual Increase Amount by 10% in that year; therefore, Your Account Value would decrease by $10,000 (10% of $100,000) and Your Annual Increase Amount would decrease by $11,000 (10% of $110,000).
Partial annuitizations are not permitted.
In determining the GMIB income payments, an amount equal to the Withdrawal Charge that would be assessed upon a complete withdrawal and the amount of any premium taxes and other taxes that may apply will be deducted from the Income Base. For purposes of calculating the Income Base, purchase payment credits (i.e., bonus payments) are not included.
Optional Step-Up. On each Contract Anniversary as permitted, You may elect to reset the Annual Increase Amount to the Account Value. An Optional Step-Up may be beneficial if Your Account Value has grown at a rate above the GMIB Annual Increase Rate. As described below, an Optional Step-Up resets the Annual Increase Amount to the Account Value. After an Optional Step-Up, the Annual Increase Rate will be applied to the new, higher Annual Increase Amount and therefore the amount that may be withdrawn without reducing the Annual Increase Amount on a proportionate basis will increase. However, if You elect to reset the Annual Increase Amount, we will also restart the 10-year waiting period. In addition, we may reset the optional benefit charge to a rate that does not exceed the lower of: (a) the maximum Optional Step-Up charge or (b) the current rate that we would charge for the same optional benefit available for new Contract purchases at the time of the Optional Step-Up (if the Contract and the optional benefit continues to be sold).
An Optional Step-Up is permitted only if: (1) the Account Value exceeds the Annual Increase Amount immediately before the step-up; and (2) the Owner (or oldest Joint Owner or Annuitant if the Contract is owned by a non-natural person) is not older than age 80 on the date of the Optional Step-Up.
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You may elect either: (1) a one-time Optional Step-Up at any Contract Anniversary provided the above requirements are met, or (2) Optional Step-Up to occur under the Automatic Annual Step-Up. If You elect Automatic Annual Step-Up, on any Contract Anniversary while this election is in effect, the Annual Increase Amount will reset to the Account Value automatically, provided the above requirements are met. The same conditions described above will apply to each Automatic Step-Up. You may discontinue this election at any time by notifying us in writing, at Your Administrative Office (or by any other method acceptable to us), at least 30 days prior to the Contract Anniversary on which an Optional Step-Up may otherwise occur. Otherwise, it will remain in effect through the seventh Contract Anniversary following the date You make this election, at which point You must make a new election if You want Automatic Annual Step-Up to continue. If You discontinue or do not re-elect the Automatic Annual Step-Up, no Optional Step-Up will occur automatically on any subsequent Contract Anniversary unless You make a new election under the terms described above. (If You discontinue Automatic Annual Step-Up, the optional benefit (and the optional benefit charge) will continue, and You may choose to elect a one-time Optional Step-Up or reinstate Automatic Annual Step-Up as described above.)
We must receive Your request to exercise the Optional Step-Up in writing, at Your Administrative Office, or by any other method acceptable to us. We must receive Your request prior to the Contract Anniversary for an Optional Step-Up to occur on that Contract Anniversary.
Each Optional Step-Up:
(1)
resets the Annual Increase Amount to the Account Value on the Contract Anniversary following the receipt of an Optional Step-Up election;
(2)
resets the waiting period to exercise the optional benefit to the 10th Contract Anniversary following the date the Optional Step-Up took effect;
(3)
For Contracts issued in New York State only, resets the maximum Annual Increase Amount to an Annual Increase Amount Limit multiplied by the Annual Increase Amount calculated in (1) above, if greater than the maximum Annual Increase Amount immediately before the Optional Step-Up; and
(4)
may reset the optional benefit charge to a rate that does not exceed the lower of: (a) the maximum Optional Step-Up charge or (b) the current rate that we would charge for the same optional benefit available for new Contract purchases at the time of the Optional Step-Up (if the Contract and the optional benefit continues to be sold).
In the event that the charge applicable to Contract purchases at the time of the step-up is higher than Your current optional benefit charge, You will be notified in writing a minimum of 30 days in advance of the applicable Contract Anniversary and be informed that You may choose to decline the Automatic Annual Step-Up. If You choose to decline the Automatic Annual Step-Up, You must notify us in accordance with our administrative procedures (currently we require You to submit Your request in writing to Your Administrative Office no less than seven calendar days prior to the applicable Contract Anniversary). Once You notify us of Your decision to decline the Automatic Annual Step-Up, You will no longer be eligible for future Automatic Annual Step-Ups until You notify us in writing at Your Administrative Office that You wish to reinstate the Automatic Annual Step-Up. This reinstatement will take effect at the next Contract Anniversary after we receive Your request for reinstatement.
On the date of the Optional Step-Up, the Account Value on that day will be treated as a single purchase payment received on the date of the Optional Step-Up for purposes of determining the Annual Increase Amount after the Optional Step-Up. All purchase payments and withdrawal adjustments previously used to calculate the Annual Increase Amount will be set equal to zero on the date of the step-up.
Guaranteed Principal Option. On each Contract Anniversary, starting with the tenth Contract Anniversary and through the Contract Anniversary prior to the Contract Owner’s 91st birthday, You may exercise the Guaranteed Principal Option. If the Contract Owner is a non-natural person, the Annuitant’s age is the basis for determining the birthday. If there are Joint Contract Owners, the age of the oldest Contract Owner is used for determining the birthday. We must receive Your request to exercise the Guaranteed Principal Option in writing, or any other method that we agree to, within 30 days
23

following the eligible Contract Anniversary. The Guaranteed Principal Option will take effect at the end of this 30-day period following that Contract Anniversary.
By exercising the Guaranteed Principal Option, You elect to receive an additional amount to be added to Your Account Value intended to restore Your initial investment in the Contract, in lieu of receiving GMIB payments. The additional amount is called the Guaranteed Principal Adjustment and is equal to (a) minus (b) where: (a) is purchase payments credited within 120 days of the date we issued the Contract (reduced proportionately by the percentage reduction in Account Value attributable to each partial withdrawal (including applicable Withdrawal Charges) prior to the exercise of the Guaranteed Principal Option); and (b) is the Account Value on the Contract Anniversary immediately preceding exercise of the Guaranteed Principal Option.
For purposes of calculating the Guaranteed Principal Adjustment, purchase payment credits (i.e., bonus payments) are not included. The Guaranteed Principal Option can only be exercised if (a) exceeds (b), as defined above. The Guaranteed Principal Adjustment will be added to each applicable Division in the ratio the portion of the Account Value in such Division bears to the total Account Value in all Divisions. It is important to note that only purchase payments made during the first 120 days that You hold the Contract are taken into consideration in determining the Guaranteed Principal Adjustment. If You anticipate making purchase payments after 120 days, You should understand that such payments will not increase the Guaranteed Principal Adjustment. However, because purchase payments made after 120 days will increase Your Account Value, such payments may have a significant impact on whether or not a Guaranteed Principal Adjustment is due. Therefore, the GMIB optional benefit may not be appropriate for You if You intend to make additional purchase payments after the 120-day period and are purchasing the optional benefit for this feature.
The Guaranteed Principal Adjustment will never be less than zero. If the Guaranteed Principal Option is exercised, the GMIB optional benefit will terminate as of the date the option takes effect and no additional GMIB optional benefit charges will apply thereafter. The Contract, however, will continue. If You only elected a GMIB optional benefit, the investment allocation restrictions and any subsequent purchase payment restrictions will no longer apply. If You elected both a GMIB optional benefit and an EDB optional benefit, the investment allocation restrictions and any subsequent purchase payment restrictions applicable to the EDB optional benefit will continue to apply.
The Guaranteed Principal Option is not available in the state of Washington.
Exercising the GMIB. If You exercise the GMIB optional benefit, You must select to receive income payments under one of the following income types:
(1)
Lifetime Income Annuity with a 5-Year Guarantee Period.
(2)
Lifetime Income Annuity for Two with a 5-Year Guarantee Period. Based on Federal tax rules, this option is not available for qualified Contracts where the difference in ages of the Joint Annuitants, who are non-spouses, is greater than 10 years. For Contracts issued in New York State only, this income payment type is only available if the youngest Annuitant’s attained age is 35 or older.
These options are described in the Contract and the GMIB optional benefit.
The GMIB Annuity Table. When the Contract is annuitized, income payments under the GMIB optional benefit will be determined by applying the income base to the rates in the GMIB Annuity Table. The GMIB Annuity Table Basis is specified in the optional benefit and the GMIB Rate Table.
As with other payout types, the amount You receive as an income payment also depends on the income payment type You select, Your age and Your sex. The annuity rates in the GMIB Annuity Table are conservative and a Withdrawal Charge may be applicable, so the amount of guaranteed minimum lifetime income that the GMIB produces may be less than the amount of income payments that would be provided by applying Your Account Value on Your annuity date to the then-current annuity purchase rates.
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If You exercise the GMIB optional benefit, Your income payments will be the greater of:
●
the income payment determined by applying the amount of the income base to the GMIB Annuity Table, or
●
the income payment determined for the same income payment type in accordance with the base Contract.
If You choose not to receive income payments as guaranteed under the GMIB, You may elect any of the income payment types available under the Contract.
If the amount of the guaranteed minimum lifetime income that the GMIB produces is less than the amount of income payments that would be provided by applying Account Value on the Annuity Date to the then current annuity purchase rates, then You would have paid for a benefit You did not use.
If You take a full withdrawal of Your Account Value, Your Contract is terminated by us due to its small Account Value and inactivity, or Your Contract lapses and there remains any Income Base, we will commence making income payments within 30 days of the date of the full withdrawal, termination or lapse. In such cases, Your income payments under this benefit, if any, will be determined using the Income Base after any applicable withdrawal adjustment that was taken on account of the withdrawal, termination or lapse.
Enhanced Payout Rates. The GMIB payout rates are enhanced under the following circumstances.
If You selected the GMIB and if:
●
For Contracts issued in New York State only, Your Contract was issued on or after the Minimum Enhanced Payout Issue Age;
●
You take no withdrawals prior to the Minimum Enhanced Payout Withdrawal Age;
●
Your Account Value is fully withdrawn or decreases to zero at or after You reach the Minimum Enhanced Payout Withdrawal Age and there is an Income Base remaining; and
●
the income type You select is the Lifetime Income Annuity with a 5-Year Guarantee Period;
then the annual income payments under the GMIB will equal or exceed the applicable Enhanced Payout Rate multiplied by the Income Base (calculated on the date the payments are determined).
If a Contract Owner dies and the Contract Owner’s spouse (age 89 or younger) is the Beneficiary of the Contract, the spouse may elect to continue the Contract and the GMIB optional benefit. If the spouse elects to continue the Contract and the Contract Owner had begun to take withdrawals prior to his or her death, and the Contract Owner was older than the spouse, the spouse’s eligibility for the Enhanced Payout Rates described above is based on the Contract Owner’s age when the withdrawals began. For example, if a Contract Owner had begun to take withdrawals at the applicable Minimum Enhanced Payout Withdrawal Age and subsequently died, if that Contract Owner’s spouse continued the Contract and the GMIB optional benefit, the spouse would be eligible for the Enhanced Payout Rate as described above, even if the spouse were younger than the Minimum Enhanced Payout Withdrawal Age at the time the Contract was continued. If the spouse elects to continue the Contract and the Contract Owner had not taken any withdrawals prior to his or her death, the spouse’s eligibility for the Enhanced Payout Rates is based on the spouse’s age when the spouse begins to take withdrawals.
Investment Allocation Restrictions. For a detailed description of the GMIB investment allocation restrictions, see the applicable subsection in Appendix A under “Your Investment Choices — Investment Allocation Restrictions For Certain Optional Benefits” in the Prospectus.
Restrictions on Subsequent Purchase Payments. Generally, if You have a GMIB, no subsequent purchases are permitted (see the prospectus for information on when subsequent purchase payments are permitted).
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Taxes. Withdrawals of taxable amounts will be subject to ordinary income tax and, if made prior to age 59 1/2, a 10% Federal income tax penalty may apply.
Ownership. If You, the Contract Owner, are a natural person, You must also be the Annuitant. If a non-natural person owns the Contract, then the Annuitant will be considered the Contract Owner in determining the income base and GMIB Annuity Payments. If Joint Contract Owners are named, the age of the older Joint Contract Owner will be used to determine the Income Base and GMIB Annuity Payments. For the purposes of the Guaranteed Minimum Income Benefit, “You” always means the Contract Owner, older Joint Contract Owner or the Annuitant, if the Contract Owner is a non-natural person.
Use of Automated Required Minimum Distribution Service and Systematic Withdrawal Program With GMIB
For IRAs and other Contracts subject to Section 401(a)(9) of the Code, You may be required to take withdrawals to fulfill minimum distribution requirements.
Used with the GMIB optional benefit, our automated required minimum distribution service can help You fulfill minimum distribution requirements with respect to Your Contract without reducing the income base on a proportionate basis. (Reducing the income base on a proportionate basis could have the effect of reducing or eliminating the value of income payments under the GMIB optional benefit.)
The automated required minimum distribution service calculates minimum distribution requirements with respect to Your Contract and makes payments to You on a monthly, quarterly, semi-annual or annual basis.
Alternatively, You may choose to enroll in both the automated required minimum distribution service and the Systematic Withdrawal Program. In order to avoid taking withdrawals that could reduce the income base on a proportionate basis, withdrawals under the Systematic Withdrawal Program should not exceed the GMIB Dollar-for-Dollar Withdrawal Rate at the beginning of the Contract Year. Any amounts above the GMIB Dollar-for-Dollar Withdrawal Rate that need to be withdrawn to fulfill minimum distribution requirements can be paid out at the end of the calendar year by the automated required minimum distribution service. For example, if You elected the GMIB, enroll in the Systematic Withdrawal Program, and elect to receive monthly payments equal to the GMIB Dollar-for-Dollar Withdrawal Rate multiplied by the Annual Increase Amount, You should also enroll in the automated required minimum distribution service and elect to receive Your automated required minimum distribution service payment on an annual basis, after the Systematic Withdrawal Program monthly payment in December.
If You enroll in either the automated required minimum distribution service or both the automated required minimum distribution service and the Systematic Withdrawal Program, You should not make additional withdrawals outside the programs. Additional withdrawals may result in the Income Base being reduced on a proportionate basis, and have the effect of reducing or eliminating the value of income payments under the GMIB optional benefit.
To enroll in the automated required minimum distribution service and/or the Systematic Withdrawal Program, please contact Your Administrative Office.
GMIB Rate Table.
Using the GMIB Rate Table. Refer to the copy of Your Contract and GMIB Rider to determine which version of the GMIB You purchased with Your Contract. You would like another copy of your Contract, including any applicable GMIB optional benefit please call Your Administrative Office at (800) 638-7732.
The GMIB Rate Table lists the following for each version of the GMIB:
●
the GMIB Annual Increase Rate, which is the minimum rate at which the Annual Increase Amount is increased at each Contract Anniversary (see “Operation of the GMIB — Income Base”);
●
the GMIB Dollar-for-Dollar Withdrawal Rate: in each Contract Year, if You make withdrawals that do not exceed the
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GMIB Dollar-for-Dollar Withdrawal Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, those withdrawals will reduce the Annual Increase Amount on a dollar-for-dollar basis instead of a proportionate basis. That is, the withdrawals will reduce the Annual Increase Amount by an amount equal to the dollar amount of the withdrawals, instead of reducing the Annual Increase Amount in the same proportion that the withdrawals reduced the Account Value. (Reducing the Annual Increase Amount on a proportional basis may have a significant negative impact on the value of the benefits available under the GMIB — see “Operation of the GMIB — Withdrawal Adjustments.”) For IRAs and other qualified Contracts, also see “Operation of the GMIB — Required Minimum Distribution Rate.)
●
For Contracts issued in New York State only, the Annual Increase Amount Limit — the Annual Increase Amount (see “Annual Increase Amount” above for a definition) is limited to the Annual Increase Amount Limit multiplied by the greater of: (a) Your purchase payments or (b) the Annual Increase Amount as increased by the most recent Optional Step-Up (see “Operation of the GMIB — Optional Step-Up”);
●
the Enhanced Payout Rates, which may be available upon exercise of the GMIB, for Contracts issued in New York State only, depending on Your age at the time Your Contract was issued (the “Minimum Enhanced Payout Issue Age”) and your age at the time You took your first withdrawal (the “Minimum Enhanced Payout Withdrawal Age”) (see “Operation of the GMIB — Enhanced Payout Rates”); and
●
the GMIB Annuity Table Basis is specified in Your optional benefit and is used to determine the amount of GMIB income payments depending on Your age, Your sex, and the income type You select. Please note the annuity rates in the GMIB Annuity Table are conservative and a Withdrawal Charge may be applicable, so that amount of guaranteed minimum lifetime income that the GMIB produces may be less than the amount of income payments that would be provided by applying Your Account Value on Your annuity date to the then-current annuity purchase rates.
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For Contracts issued in all states other than New York State.
GMIB RATE TABLE
GMIB Optional Benefit	GMIB Annual Increase Rate	GMIB Dollar-for- Dollar Withdrawal Rate	Enhanced Payout Rate		GMB Annuity Table Basis
			Minimum Enhanced Payout Withdrawal Age	Enhanced Payout Rate
GMIB Max V	4.0%	4.0%	60	4.0%	Annuity 2000 Mortality Table, 10 years of mortality improvement based on projection Scale AA, 10-year age set back with interest of 0.5% per annum
GMIB Max IV	5.0%	4.5% if first withdrawal prior to 5th Contract Anniversary[1] or 5.0% if first withdrawal on or after 5th Contract Anniversary[1]	62	4.5%	Annuity 2000 Mortality Table, 10 years of mortality improvement based on projection Scale AA, 10-year age set back with interest of 0.5% per annum
			67	5.0%
GMIB Max III	5.0%	5.0%	62	5.0%	Annuity 2000 Mortality Table, 10 years of mortality improvement based on projection Scale AA, 10-year age set back with interest of 1.0% per annum
GMIB Max II	5.5%	5.5%	62	5.0%	Annuity 2000 Mortality Table, 10 years of mortality improvement based on projection Scale AA, 10-year age set back with interest of 1.0% per annum
			67	5.5%
GMIB Plus IV	4.5%	4.5%	60	4.5%	Annuity 2000 Mortality Table, 10 years of mortality improvement based on projection Scale AA, 10-year age set back with interest of 1.0% per annum
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GMIB Optional Benefit	GMIB Annual Increase Rate	GMIB Dollar-for- Dollar Withdrawal Rate	Enhanced Payout Rate		GMB Annuity Table Basis
			Minimum Enhanced Payout Withdrawal Age	Enhanced Payout Rate
GMIB Plus III	5.0%	5.0%	60	5.0%	Annuity 2000 Mortality Table, 10 years of mortality improvement based on projection Scale AA, 10-year age set back with interest of 1.5% per annum
			62	5.5%
(1)
For GMIB Max IV only, the GMIB Dollar-for-Dollar Withdrawal Rate and therefore the Dollar-for-Dollar Withdrawal Percentage will be higher if You wait to take your first withdrawal on or after the fifth Contract Anniversary. A higher Dollar-for-Dollar Withdrawal Percentage allows You to withdraw a larger amount each Contract Year while receiving dollar-for-dollar treatment of the withdrawals, which is generally more favorable than a proportional adjustment. Under certain circumstances a proportional adjustment could have the effect of reducing or eliminating the value of income payments under GMIB Max IV (see “Operation of the GMIB — Withdrawal Adjustments”).
GMIB Version Availability By State
Optional Benefit Version	All States except FL, NV and NJ	Florida	Nevada	New Jersey
GMIB Max V	02/04/13 -2/19/16	02/25/13 - 02/19/16	02/25/13 - 02/19/16	02/25/13 - 02/19/16
GMIB Max IV	08/20/12 - 02/03/13	08/20/12 - 02/24/13	11/12/12 - 02/24/13	11/19/12 - 02/24/13
GMIB Max III	01/03/12 - 08/17/12	01/03/12 - 08/17/12	02/27/12 - 11/09/12	01/03/12 - 11/16/12
GMIB Max II	10/10/11 - 12/30/11	10/10/11 - 12/30/11	N/A	10/10/11 - 12/30/11
GMIB Plus IV	10/10/11 - 02/24/12	10/10/11 - 02/24/12	N/A	10/10/11 - 02/24/12
GMIB Plus III	N/A	N/A	10/10/11 - 02/24/12	N/A
29

For Contracts issued in New York State only.
GMIB RATE TABLE
GMIB Optional Benefit	Date First Available	Date Last Available	GMIB Annual Increase Rate	GMIB Dollar- for- Dollar Withdrawal Rate	Annual Increase Amount Limit	Minimum Payout Rates			GMIB Annuity Table Basis
						Minimum Enhanced Payout Issue Age	Minimum Enhanced Payout Withdrawal Age	Enhanced Payout Rate
GMIB Max V	04/29/13	02/19/16	4.0%	4.0%	400%	48	60	4.0%	Annuity 2000 Mortality Table, 10 years of mortality improvement based on projection Scale AA, 10-year age set back with interest of 0.5% per annum
GMIB Max IV	08/20/12	04/28/13	5.0%	4.5% if first withdrawal prior to 5th Contract Anniversary[1] or 5.0% if first withdrawal on or after 5th Contract Anniversary[1]	400%	55	62	4.5%	Annuity 2000 Mortality Table, 10 years of mortality improvement based on projection Scale AA, 10-year age set back with interest of 0.5% per annum
						55	67	5.0%
GMIB Max III	01/03/12	08/17/12	5.0%	5.0%	325%	57	62	5.0%	Annuity 2000 Mortality Table, 10 years of mortality improvement based on projection Scale AA, 10-year age set back with interest of 1.0% per annum
GMIB Max II	10/10/11	12/30/11	5.5%	5.5%	275%	62	62	5.0%	Annuity 2000 Mortality Table, 10 years of mortality improvement based on projection Scale AA, 10-year age set back with interest of 1.0% per annum
GMIB Plus IV	10/10/11	02/24/12	4.5%	4.5%	400%	48	60	4.5%	Annuity 2000 Mortality Table, 10 years of mortality improvement based on projection Scale AA, 10-year age set back with interest of 1.0% per annum
1.
For the GMIB Max IV only, the GMIB Withdrawal Rate, and therefore the Dollar-for-Dollar Withdrawal Percentage, will be higher if You wait to take Your first withdrawal on or after the fifth Contract Anniversary. A higher Dollar-for-Dollar Withdrawal Percentage allows You to withdraw a larger amount each Contract Year while receiving dollar-for-dollar treatment of the withdrawals, which is generally more favorable than a proportional adjustment. Under certain circumstances a proportional adjustment could have the effect of reducing or eliminating the value of income payments under the GMIB Max IV (see “Operation of the GMIB — Withdrawal Adjustments”).
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April 28, 2025
Preference Premier® Variable Annuity Contracts (offered after October 7, 2011)
Issued by Metropolitan Life Separate Account E of Metropolitan Life
Insurance Company
B Class, B Plus Class, C Class, L Class, R Class
This Prospectus describes individual Preference Premier® Contracts for flexible contribution deferred variable annuities (the “Deferred Annuities” or the “Contracts”) issued by Metropolitan Life Insurance Company (“Metropolitan Life”, “MetLife”, “we”, “our”, “us” or the “Company”). The following classes were offered by this prospectus: B Class, B Plus Class, C Class, L Class, and R Class. The Contracts are no longer available for sale; however, MetLife will continue to accept additional payments for the Contracts issued except where subsequent purchase payments are currently restricted for certain optional benefits.
You decide how to allocate your money among the various available investment choices. Your choices may include the Fixed Interest Account and Divisions (Divisions may be referred to as “Investment Divisions” in your Contract and marketing materials) available through Metropolitan Life Separate Account E which, in turn, invest in the portfolios, which include equity, income, asset allocation and sector fund types as described in Appendix A.
Before investing, read this Prospectus. The Prospectus contains information about the Contracts and Metropolitan Life Separate Account E which You should know before investing. Keep this Prospectus for future reference.
The B Class, B Plus Class, C Class, L Class, and R Class of the Contracts each has its own base contract charge (also referred to in this Prospectus as a “Base Contract Expense” or “Separate Account charge”) and Withdrawal Charge schedule. Each provides the opportunity to invest for retirement. The expenses for the B Plus Class (the Bonus Class) Contract may be higher than expenses of a class of the Contract without a bonus, and the additional amount of the bonus may be more than offset by the higher expenses for the B Plus Class including Withdrawal Charges.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Contract is a complex investment and involves risks, including potential loss of principal. The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals can result in surrender charges, taxes, and tax penalties, if applicable.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense. Interests in the Separate Account, Portfolios and the Fixed Interest Account are not deposits or obligations of, or insured or guaranteed by, the U.S. Government, any bank or other depository institution including the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other agency or entity or person. MetLife's obligations under the Contract are subject to its financial strength and claims-paying ability.
The Contracts are not intended to be offered anywhere that they may not be lawfully offered and sold. MetLife has not authorized any information or representations about the Contracts other than the information in this Prospectus, any supplements to this Prospectus or any sales material we authorize.

IMPORTANT TERMS YOU SHOULD KNOW
Account Value, Account Balance or Contract Value
When You purchase a Contract, an account is set up for You. Your Account Value (also referred to as Account Balance or Contract Value) is the total amount of money in Your Contract including money in the Divisions of the Separate Account, the Fixed Interest Account and the Enhanced Dollar Cost Averaging Program.
Accumulation Unit Value
With a Contract, money paid-in or transferred into a Division of the Separate Account is credited to You in the form of Accumulation Units for each Division . We determine the value of these Accumulation Units as of the close of the New York Stock Exchange (the “Exchange”) each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios. In addition to the investment performance of the Portfolio, the deduction of the Separate Account charge also affects a Division’s Accumulation Unit Value.
Administrative Office
Our Administrative Office varies based on the type of service request or transaction that you are making. The most recent correspondence or quarterly statement sent to you will have the address and telephone number that you can use to contact us for specific transactions and requests. We will notify you if there are changes to this information.
Annuitant
The natural person whose life is the measure for determining the duration and the dollar amount of income payments.
Annuity Unit Value
With a variable pay-out option, the money paid-in or reallocated into a Division of the Separate Account is held in the form of Annuity Units. Annuity Units are established for each Division. We determine the value of these Annuity Units as of the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios, the experience factor for the current valuation period, the daily AIR and the Separate Account charge.
Assumed Investment Return (AIR)
Under a variable pay-out option, the AIR is the assumed percentage rate of return used to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given Division to determine all subsequent payments to You.
Beneficiary
The person or persons who receives a benefit, including continuing payments or a lump sum payment, in the event the Contract Owner or the Annuitant, as applicable, dies.
Contract
A Contract is the legal agreement between You and MetLife. This document contains relevant provisions of your deferred annuity.
Contract Anniversary
An anniversary of the date we issue the Contract.
Contract Owner
The person or entity which has all rights including the right to direct who receives income payments.

Contract Year
Generally, the Contract Year for a Deferred Annuity is the period ending on the last day of the month in which the anniversary of when we issued the annuity occurs and each following 12-month period.
Deferred Annuity
This term is used throughout this Prospectus when we are referring to the Preference Premier® Contracts Deferred Annuities.
Divisions
Divisions are subdivisions of the Separate Account . When You allocate a purchase payment, transfer money or make reallocations of your Account Balance to a Division, the Division purchases shares of a Portfolio (with the same name).
Good Order
A request or transaction generally is considered in “Good Order” if it complies with our administrative procedures and the required information is complete and correct. A request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by us of the instructions relating to the requested transaction in writing (or, when permitted, by telephone, facsimile (also referred to as “fax”), email or Internet) along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes to the extent applicable to the transaction: your completed application; your contract number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Division affected by the requested transaction; the signatures of all Contract Owners (exactly as indicated on the Contract), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any spousal or Joint Owner’s consents. With respect to purchase payments, Good Order also generally includes receipt by us of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirement at any time. If You have any questions, You should contact us or your registered representative before submitting the form or request.
MetLife
MetLife is Metropolitan Life Insurance Company which is the company that issues the Contracts. Throughout this Prospectus, MetLife is also referred to as “we,” “us,” “our” or the “Company.”
Pay-Out Options/Income Options
These are options that you may elect when you convert your Contract into a regular stream of income after your “pay-in” or “accumulation” phase. The pay-out phase is often referred to as either “annuitizing” your Contract or taking an income annuity.
Separate Account
Metropolitan Life Separate Account E (“Separate Account”) is an investment account. All assets contributed to Divisions under the Contracts are pooled in the Separate Account and maintained for the benefit of investors in the Contracts.
Variable Annuity
An annuity with respect to which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying Portfolios. You assume the investment risk for any amounts allocated to the Divisions in a Variable Annuity.
Withdrawal Charge
The Withdrawal Charge is the amount we deduct from your Account Value, if You withdraw money prematurely from the Contract. This charge is often referred to as a deferred sales load or back-end sales load.
You
In this Prospectus “You” is the Owner of the Contract and can be a natural person, a trust established for the exclusive benefit of a natural person, a charitable remainder trust or other trust arrangement (if approved by MetLife) or, subject to our administrative procedures, a corporation or other legal entity we approve. The Contract is generally not available to corporations or other legal entities to fund a qualified or non-qualified retirement plan. “You” can also be a Beneficiary of a deceased person’s Individual Retirement Account Contract or non-qualified Contract who purchases the Contract in his or her capacity as Beneficiary. A Contract may have two Owners (both of whom must be individuals).
OVERVIEW OF THE CONTRACT
Purpose of the Contract
The Contract is designed to provide long-term accumulation of assets through investments in a variety of investment options during the accumulation phase. It can supplement your retirement income by providing a stream of income payments during the payout phase. It also offers death benefits to protect your designated beneficiaries. This Contract may be appropriate if you have a long investment time horizon. It is not intended for people who may need to make early or frequent withdrawals or intend to engage in frequent trading in the Portfolios.
Phases of the Contract
Your Contract, like all deferred variable annuity contracts, has two phases: 1) an accumulation or “pay-in” phase; and 2) an income or “pay-out” phase.
1)
Accumulation (Pay-in) Phase
To help You accumulate assets, You can invest your purchase payments in:
●
Portfolios (mutual funds), each of which has its own investment strategies, investment advisers, expense ratios, and returns; and
●
a Fixed Interest Account option, which offers a guaranteed interest rate during a selected period.
Additional information about each Portfolio including its fund type, advisers and any subadvisers as well as current expenses and certain performance information is included in Appendix A.
2)
Income (Pay-out) Phase
You can elect to annuitize your Contract and turn your Account Value into a stream of income payments (sometimes called annuity payments) from MetLife, at which time the accumulation phase of the Contract ends. These payments may continue for a fixed period of years, for your entire life, or for the longer of a fixed period or your life. The payments may also be fixed or variable. Variable payments will vary based on the performance of the investment options you select.
Please note that if you annuitize, your investments will be converted to income payments and you may no longer be able to choose to withdraw money at will from your Contract. All benefits (including death benefits and living benefits) terminate upon annuitization.
Features and Options of the Deferred Annuity
Contract classes. The Contract has several classes that have different ongoing fees and withdrawal charges that are based upon when purchase payments are made to your Contract. For example, this Contract offers B Class with a Withdrawal Charge applicable to each purchase payment made less than 8 years before the date of the withdrawal; B Plus Class with a Withdrawal Charge applicable to each purchase payment made less than 10 years before the date of the withdrawal and higher ongoing fees than B Class; C Class with no Withdrawal Charge and higher ongoing fees than either B Class, L Class or R Class; L Class with a Withdrawal Charge applicable to each purchase payment made less than 4 years before the date of the withdrawal and lower ongoing fees than the B Plus and C Class; and R Class with a Withdrawal Charge applicable to each purchase payment made less than 10 years before the date of the withdrawal and the lowest ongoing fees. Subject to certain limitations, under the B Plus Class Contract we also credit 6% to each of your purchase payments made during the first contract year. It should be noted that the expenses for the B Plus Class of the Contract may be higher than similar contracts without a bonus. The purchase payment credits (“Bonus”) may be more than offset by the higher expenses for this class, including Withdrawal Charges.
Accessing your money. Until you annuitize, you have full access to your money. You can choose to withdraw your Account Value at any time prior to annuitization (although if you withdraw early, you may have to pay a Withdrawal Charge and/or income taxes, including a tax penalty if you are younger than age 59 1∕2).
Tax treatment. You can transfer money between investment options without tax implications. You are taxed only when: (1) you make a withdrawal; (2) you receive an income payment from the Contract; or (3) upon payment of a death benefit.
Death benefits. Your Contract includes a basic death benefit that will pay your designated beneficiaries at the time of your death the greater of (1) your Account Value; (2) total purchase payments (adjusted for withdrawals); or (3) your “Highest Anniversary Value” as of the fifth Contract Anniversary (adjusted for withdrawals). You could also have purchased additional death benefits for an additional fee. These additional death benefits may increase the amount of money payable to your designated beneficiaries upon your death.
Optional benefits that occur during your lifetime. You could have optional benefits, some of which incur an additional fee.
Automated investment strategies and dollar cost averaging. At no additional charge, you may select from among four automated investment strategies to help you manage your money based on your risk tolerance and savings goals. Alternately, at no additional charge, you may select dollar cost averaging, which automatically transfers a specific amount of money from the Fixed Interest Account to the investment options you have selected, at set intervals over a specific period of time. If you terminate your participation in optional benefits which have allocations to specific Divisions, You will remain invested in the same Divisions until You request allocations to different Divisions.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT
	FEES, EXPENSES AND ADJUSTMENTS			LOCATION IN PROSPECTUS
Are there Charges or Adjustments for Early Withdrawals?
Yes. A Withdrawal Charge of up to 8% may be assessed if you make a withdrawal and the amount of the withdrawal is determined to include a withdrawal of any purchase payment paid less than 9 complete years before the date of withdrawal.
For example, if you purchase a B Plus Class Contract for $100,000 and surrender your Contract during the first year, You will pay a
Withdrawal Charge of up to $8,000.
Charges – Withdrawal Charges
Are there Transaction Charges?
Yes. In addition to Withdrawal Charges you also may be charged for other transactions such as transferring Account Value among
Divisions and between the Divisions and the Fixed Interest Account.
Although we do not currently charge a fee for transfers of Account
Value among Divisions or between the Divisions and the Fixed
Interest Account, We reserve the right to impose a transfer fee of
$25.
Charges – Transfer Fee
Are there Ongoing Fees and Expenses (annual charges)?
Yes. The table below describes the fees and expenses that you may pay each year, depending on the investment options and optional benefits you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
Fees
	Annual Fee	Minimum	Maximum
	Base Contract (varies by Contract class)	1.18%(1)	1.83%(1)
	Portfolio fees and expenses	0.53%(2)	1.23%(2)
	Optional benefits available for an additional charge (for a single optional benefit, if elected)	0.20%(3)	2.00%(4)
(1)
As a percentage of your total Account Balance in the Separate
Account. The Base Contract Fee includes 0.03% for the Annual
Contract Fee. The Annual Contract Fee is $30 annually. This
fee is waived if the Account Value is $50,000 or more.
Regardless of the amount of your Account Value, the entire fee will be deducted if You take a total withdrawal of your Account
Value. During the pay-out phase (annuitization phase), we
reserve the right to deduct this fee.
(2)
As a percentage of average daily net assets of the Portfolio.
(3)
As a percentage of your average Account Balance in the
Separate Account.
(4)
As a percentage of the Benefit Base for the Guaranteed
Lifetime Withdrawal Benefit (as defined later in this
Prospectus).

Because your Contract is customizable, the choices you make affect how much you will pay. To help understand the cost of owning your
Contract , the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add Withdrawal Charges that substantially increase costs.

	FEES, EXPENSES AND ADJUSTMENTS		LOCATION IN PROSPECTUS
	Lowest Annual Cost:	Highest Annual Cost:
	$1,584	$4,050
Assumes:
●Investment of $100,000
●5% annual appreciation
●Least expensive combination of
Contract classes and Portfolio
fees and expenses
●No optional benefits
●No sales charges
●No additional purchase
payments, transfers or
withdrawals

Assumes:
●Investment of $100,000
●5% annual appreciation
●Most expensive combination
of Contract classes, optional
benefits and Portfolio fees
and expenses
●No sales charges
●No additional purchase
payments, transfers or
withdrawals

	RISKS		LOCATION IN PROSPECTUS
Is there a Risk of Loss from Poor Performance?	Yes. You can lose money by investing in the Contract, including loss of principal.		Principal Risks of Investing in the Contract
Is this a Short-Term Investment?
No. This Contract is not a short-term investment and is not
appropriate for an investor who needs ready access to cash.

●Withdrawal Charges may apply for up to 9 complete years
following each purchase payment. Withdrawal Charges will reduce the value of your Contract if you withdraw money during that time.
●The benefits of tax deferral and living benefit protections also mean that the Contract is more beneficial to investors with a long time horizon.
●Earnings on your Contract are taxed at ordinary income tax rates when You withdraw them, and You may have to pay a penalty if
You take a withdrawal before age 59 1∕2.
Principal Risks of Investing in the Contract
What are the Risks Associated with the Investment Options?
●An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the
performance of the investment options available under the
Contract (e.g., Portfolios).
●Each investment option (including the Fixed Interest Account investment option) will have its own unique risks.
● You should review these investment options before making an investment decision.
●Subject to certain limitations, if your Account Value falls below the minimum Account Balance or is not sufficient to pay the
Contract charges, we may terminate your Contract.
Principal Risks of Investing in the Contract

	RISKS	LOCATION IN PROSPECTUS
What are the Risks Related to the Insurance Company?
An investment in the Contract is subject to the risks related to the
Company. Any obligations (including under the Fixed Interest
Account), guarantees, or benefits, including any death benefit, are subject to the claims-paying ability of the Company, and our long term ability to make such payments, and are not guaranteed by any other party. MetLife is regulated as an insurance company under state law, which generally includes limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product. More information about the Company, including its financial strength ratings, is available upon request by visiting https://www.metlife.com/about-us/
corporate-profile/ratings.
Principal Risks of Investing in the Contract
	RESTRICTIONS	LOCATION IN PROSPECTUS
Are there Restrictions on the Investment Options?
Yes. We reserve the right to limit the number of transfers per
Contract Year to a maximum of twelve (excluding transfers resulting from automated investment strategies). Currently we do not limit the number of transfers You may make in a Contract Year. We are not currently charging a transfer fee, but we reserve the right to charge such a fee in the future. If such a fee were to be imposed, it would be
$25.00 for each transfer over twelve in a Contract Year.
Many optional benefits impose restrictions and limitations on your choice of Portfolios. We may change these restrictions in the future.
These restrictions and requirements are intended to protect the
Company and reduce the likelihood that we will have to pay
guaranteed benefits under the optional benefits out of our own assets. The restrictions and requirements could result in your missing out on some or all positive investment performance by certain Portfolios. This means your opportunity for investment gains may be limited.
We reserve the right to add, remove or substitute Portfolios.
The Company also has policies and procedures that attempt to detect and deter frequent transfers in situations where we
determine there is a potential for arbitrage trading, and in those instances, there are additional limits that apply to transfers.
Charges – Transfer Fee
Are there any Restrictions on Contract Benefits?
Yes. Many optional benefits limit or restrict the Portfolios You may select under the Contract. We may change these restrictions in the future.
You are required to have a certain Account Value for some optional benefits. If withdrawals reduce your Contract below this value, your optional benefits may be reduced or terminated.
Subsequent purchase payments are currently restricted for certain optional benefits.
Withdrawals that exceed limits specified by the terms of an optional benefit may affect the availability of the benefit by reducing the benefit by an amount greater than the value withdrawn, and/or could terminate the benefit.
Benefits Available Under the Contract

	TAXES	LOCATION IN PROSPECTUS
What are the Contract's Tax Implications?
●You should consult with a tax professional to determine the tax implications of an investment in and purchase payments received under the Contract.
●There is no additional tax benefit if You purchase the Contract through a tax-qualified plan or individual retirement account
(IRA).
●If your Contract was purchased through a tax-qualified plan or
IRA, withdrawals will be subject to ordinary income tax. If your
Contract is not tax-qualified, earnings on your Contract will be subject to ordinary income tax rates when You withdraw them. You may also have to pay a penalty if You take a withdrawal before age
59 1∕2.
Federal Tax Considerations
	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
How are Investment Professionals Compensated?
Your investment professional may receive compensation for selling this Contract to You, both in the form of commissions and because
MetLife may share the revenue it earns on this Contract with the professional’s firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment.
Who Sells the Contracts
Should I Exchange My Contract?
Some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is better for you to purchase the new contract rather than continue to own your existing
Contract .
Exchanges/Transfers
FEES
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Account Value between investment options. State premium taxes may also be deducted.
Transaction Fees
	B Class	B Plus Class	C Class	L Class	R Class
Sales Load Imposed on Purchases	None	None	None	None	None
Withdrawal Charge (as a percentage of each purchase payment)(1)	7%	8%	None	7%	8%
Transfer Fee(2)	$25	$25	$25	$25	$25
Premium Tax Charges(3)	3.50%	3.50%	3.50%	3.50%	3.50%
(1)
If an amount is determined to include the withdrawal of prior purchase payments, a Withdrawal Charge may apply. The charges on purchase payments for each class is calculated according to the following schedule:

Number of Complete Years from Receipt of Purchase Payment	B Class	B Plus Class	C Class	L Class	R Class
0	7%	8%	—	7%	8%
1	6%	8%	—	6%	8%
2	6%	7%	—	5%	7%
3	5%	6%	—	0%	6%
4	4%	5%	—	0%	5%
5	3%	4%	—	0%	4%
6	2%	3%	—	0%	3%
7	0%	2%	—	0%	2%
8	0%	1%	—	0%	1%
9 and thereafter	0%	0%	—	0%	0%

There are times when the Withdrawal Charge does not apply. For example, You may always withdraw earnings without a Withdrawal Charge. After the first Contract Year, You may also withdraw up to 10% of your total purchase payments without a Withdrawal Charge.
(2)
We reserve the right to limit transfers as described later in this Prospectus. We reserve the right to impose a transfer fee after the 12th transfer in any Contract Year. The amount of this fee will be no greater than $25 per transfer.
(3)
Premium taxes, if applicable, depend on the Contract You purchased and your home state and range from 0 to 3.50% of Account Value (or, if applicable purchase payments).

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Portfolio Company fees and expenses). If you choose to purchase an optional benefit, you will pay additional charges, as shown below.
Annual Contract Expenses
Expense	B Class	B Plus Class(4)	C Class	L Class	R Class
Administrative Expenses(1)	$30	$30	$30	$30	$30
Base Contract Expenses (as a percentage of average account value)(3)	1.25%	1.80%	1.65%	1.50%	1.15%
Fee for American Funds Portfolios (as a percentage of your investment in the American Funds Division)(3)	0.25%	0.25%	0.25%	0.25%	0.25%
Optional Annual Step-Up Death Benefit (as a percentage of average account value)(2)	0.20%	0.20%	0.20%	0.20%	0.20%
Optional Earnings Preservation Benefit (as a percentage of average account value)(2)	0.25%	0.25%	0.25%	0.25%	0.25%
Enhanced Death Benefit Max V – maximum charge (as a percentage of the Death Benefit Base)(5)(6)	1.50%	1.50%	1.50%	1.50%	1.50%
Enhanced Death Benefit Max V (issue age 69 or younger) – current charge (as a percentage of the Death Benefit Base) (7)(8)	0.60%	0.60%	0.60%	0.60%	0.60%
Enhanced Death Benefit Max V (issue age 70-72) – current charge (as a percentage of the Death Benefit Base) (5)(6)	1.15%	1.15%	1.15%	1.15%	1.15%
Enhanced Death Benefit Max IV — maximum charge (as a percentage of the Death Benefit Base) (5)(6)	1.50%	1.50%	1.50%	1.50%	1.50%
Enhanced Death Benefit Max IV (issue age 69 or younger) – current charge (as a percentage of the Death Benefit Base) (5)(6)	0.60%	0.60%	0.60%	0.60%	0.60%
Enhanced Death Benefit Max IV (issue age 70-75) – current charge (as a percentage of the Death Benefit Base) (5)(6)	1.15%	1.15%	1.15%	1.15%	1.15%
Enhanced Death Benefit Max III — maximum charge (as a percentage of the Death Benefit Base) (5)(6)	1.50%	1.50%	1.50%	1.50%	1.50%
Enhanced Death Benefit Max III (issue age 69 or younger) – current charge (as a percentage of the Death Benefit Base) (5)(6)	0.60%	0.60%	0.60%	0.60%	0.60%
Enhanced Death Benefit Max III (issue age 70-75) – current charge (as a percentage of the Death Benefit Base) (5)(6)	1.15%	1.15%	1.15%	1.15%	1.15%
Enhanced Death Benefit Max II – maximum charge (as a percentage of the Death Benefit Base) (5)(6)	1.50%	1.50%	1.50%	1.50%	1.50%
Enhanced Death Benefit Max II (issue age 69 or younger) – current charge (as a percentage of the Death Benefit Base) (5)(6)	0.60%	0.60%	0.60%	0.60%	0.60%

Expense	B Class	B Plus Class(4)	C Class	L Class	R Class
Enhanced Death Benefit Max II (issue age 70-75) – current charge (as a percentage of the Death Benefit Base) (5)(6)	1.15%	1.15%	1.15%	1.15%	1.15%
Enhanced Death Benefit III – maximum charge (as a percentage of the Death Benefit Base) (5)(6)	1.50%	1.50%	1.50%	1.50%	1.50%
Enhanced Death Benefit III (issue age 69 or younger) – current charge (as a percentage of the Death Benefit Base) (5)(6)	0.60%	0.60%	0.60%	0.60%	0.60%
Enhanced Death Benefit III (issue age 70-75) – current charge (as a percentage of the Death Benefit Base) (5)(6)	1.15%	1.15%	1.15%	1.15%	1.15%
Enhanced Death Benefit II– maximum charge (as a percentage of the Death Benefit Base) (5)(6)	1.50%	1.50%	1.50%	1.50%	1.50%
Enhanced Death Benefit II (issue age 69 or younger) – current charge (as a percentage of the Death Benefit Base) (5)(6)	0.60%	0.60%	0.60%	0.60%	0.60%
Enhanced Death Benefit II (issue age 70-75) – current charge (as a percentage of the Death Benefit Base) (5)(6)	1.15%	1.15%	1.15%	1.15%	1.15%
Guaranteed Lifetime Withdrawal Benefit — Death Benefit (the “GLWB Death Benefit”) – maximum charge (as a percentage of the GLWB Death Benefit Base) (7)(8)	1.20%	1.20%	1.20%	1.20%	1.20%
Guaranteed Lifetime Withdrawal Benefit — Death Benefit (the “GLWB Death Benefit”) – current charge (as a percentage of the GLWB Death Benefit Base) (7)(8)	0.65%	0.65%	0.65%	0.65%	0.65%
Guaranteed Minimum Income Benefit Max V – maximum charge (as a percentage of the Income Base)(9)(10)	1.50%	1.50%	1.50%	1.50%	1.50%
Guaranteed Minimum Income Benefit Max V — current charge (as a percentage of the Income Base)(9)(10)	1.00%	1.00%	1.00%	1.00%	1.00%
Guaranteed Minimum Income Benefit Max IV – maximum charge (as a percentage of the Income Base) (9)(10)	1.50%	1.50%	1.50%	1.50%	1.50%
Guaranteed Minimum Income Benefit Max IV — current charge (as a percentage of the Income Base) (9)(10)	1.00%	1.00%	1.00%	1.00%	1.00%
Guaranteed Minimum Income Benefit Max III — maximum charge (as a percentage of the Income Base) (9)(10)	1.50%	1.50%	1.50%	1.50%	1.50%
Guaranteed Minimum Income Benefit Max III — current charge (as a percentage of the Income Base) (9)(10)	1.00%	1.00%	1.00%	1.00%	1.00%

Expense	B Class	B Plus Class(4)	C Class	L Class	R Class
Guaranteed Minimum Income Benefit Max II — maximum charge (as a percentage of the Income Base) (9)(10)	1.50%	1.50%	1.50%	1.50%	1.50%
Guaranteed Minimum Income Benefit Max II — current charge (as a percentage of the Income Base) (9)(10)	1.00%	1.00%	1.00%	1.00%	1.00%
Guaranteed Minimum Income Benefit Plus IV — maximum charge (as a percentage of the Income Base) (9)(10)	1.50%	1.50%	1.50%	1.50%	1.50%
Guaranteed Minimum Income Benefit Plus IV — current charge (as a percentage of the Income Base) (9)(10)	1.00%	1.00%	1.00%	1.00%	1.00%
Guaranteed Minimum Income Benefit Plus III — maximum charge (as a percentage of the Income Base) (9)(10)	1.50%	1.50%	1.50%	1.50%	1.50%
Guaranteed Minimum Income Benefit Plus III — current charge (as a percentage of the Income Base) (9)(10)	1.00%	1.00%	1.00%	1.00%	1.00%
Guaranteed Withdrawal Benefit v1 — maximum charge(as a percentage of the Total Guaranteed Withdrawal Amount)(11)	1.80%	1.80%	1.80%	1.80%	1.80%
Guaranteed Withdrawal Benefit v1 — current charge (as a percentage of the Total Guaranteed Withdrawal Amount)(11)	0.90%	0.90%	0.90%	0.90%	0.90%
Guaranteed Lifetime Withdrawal Benefit — maximum charge(as a percentage of the Benefit Base)(12)	2.00%	2.00%	2.00%	2.00%	2.00%
Guaranteed Lifetime Withdrawal Benefit — current charge (as a percentage of the Benefit Base)(12)	1.20%	1.20%	1.20%	1.20%	1.20%

1
The administrative expenses are referred to as the Annual Contract Fee in the Prospectus. The Annual Contract Fee is $30 annually and is only deducted from amounts in the Separate Account. The Annual Contract Fee is waived if the Account Value is $50,000 or more. Regardless of the amount of your Account Value, the entire fee will be deducted if You take a total withdrawal of your Account Value. During the pay-out phase, we reserve the right to deduct this fee.
2
You could not have elected the Optional Annual Step-Up Death Benefit and/or the Optional Earnings Preservation Benefit with the GLWB optional benefit. You could not have elected the Optional Annual Step-Up Death Benefit and/or the Optional Earnings Preservation Benefit with an Enhanced Death Benefit.
3
You pay the Separate Account charge with the Standard Death Benefit for your class of the Contract during the pay-out phase of your Contract except that the Separate Account charge during the pay-out phase for the B Plus Class is 1.25% (1.50% for amounts allocated to the American Funds® Divisions). We reserve the right to impose an additional Separate Account charge on Divisions that we add to the Contract in the future. The additional amount will not exceed the annual rate of 0.25% of the average Account Value in any such Divisions.
4
The Separate Account charge for the B Plus Class will be reduced by 0.55% to 1.25% for the Standard Death Benefit (1.50% for amounts held in the American Funds® Divisions) after You have held the Contract for 9 years. Similarly, the Separate Account charge will be reduced by 0.55% to 1.45% for the Annual Step-Up Death Benefit (1.70% for amounts held in the American Funds® Divisions) after You have held the Contract for nine years.
5
You could have only elected one Enhanced Death Benefit at a time. An Enhanced Death Benefit could not have been elected with the Optional Annual Step-Up Death Benefit or the Optional Earnings Preservation Benefit. The Enhanced Death Benefit Max V could only be elected if the Guaranteed Minimum Income Benefit Max V was also elected. The Enhanced Death Benefit Max IV could only be elected if You elected the Guaranteed Minimum Income Benefit Max IV. The Enhanced Death Benefit Max III could only be elected if You had elected the Guaranteed Minimum Income Benefit Max III. The Enhanced Death Benefit Max II could only be elected if the Guaranteed Minimum Income Benefit Max II was also elected. The Enhanced Death Benefit III could only be elected if the Guaranteed Minimum Income Benefit Plus IV was also elected. These optional benefits were only available at the time your Contract was issued. None of the Enhanced Death Benefits or Guaranteed Minimum Income Benefits can currently be elected. Please see “Optional Death Benefits  —  Enhanced Death Benefits  —  EDB Rate Table” for information on when and where each was available.
6
The Death Benefit Base is initially set at an amount equal to your initial purchase payment. The Death Benefit Base is adjusted for subsequent Purchase Payments and withdrawals. For a definition of the term Death Benefit Base, see “Optional Death Benefits  —  Operation of the EDB.” The charge for the Enhanced Death Benefit is a percentage of your Death Benefit Base, as defined later in this Prospectus. You do not pay this charge once You are in the pay-out phase of your Contract or after your optional benefit terminates. Charges may increase upon an Optional Step-Up, but they will not exceed the maximum charges listed in this table. If, at the time your Contract was issued, the current charge for the optional benefit was equal to the maximum optional benefit charge, that optional benefit charge will not increase upon an Optional Step-Up. (See “Optional Death Benefits” for more information.)
7
The GLWB Death Benefit could only have been elected if the GLWB optional benefit was elected when the Contract was issued. In addition, because You could not have elected the Optional Annual Step-Up Death Benefit or the Optional Earnings Preservation Benefit if You elected the Guaranteed Lifetime Withdrawal Benefit optional benefit, it was not possible to elect the GLWB Death Benefit with the Optional Annual Step-Up Death Benefit or the Optional Earnings Preservation Benefit. The GLWB Death Benefit was not available for purchase in Washington or New York. The GLWB Death Benefit was available for purchase in Minnesota and Pennsylvania starting on May 4, 2015. The GLWB Death Benefit was available for purchase in all other states starting on February 14, 2015. The GLWB Death Benefit cannot currently be elected.
8
On the Issue Date, the GLWB Death Benefit Base is equal to your initial purchase payment. The GLWB Death Benefit Base is adjusted for subsequent purchase payments and all withdrawals. For a definition of the term GLWB Death Benefit Base, see “Guaranteed Lifetime Withdrawal Benefit  —  Death Benefit  —  GLWB Death Benefit Base.” The charge for the GLWB Death Benefit is a percentage of your GLWB Death Benefit Base, as defined later in this Prospectus. You do not pay this charge once You are in the pay-out phase of your Contract or after your optional death benefit terminates. Charges may increase upon an Automatic Step-Up, but they will not exceed the maximum charges listed in this table. If, at the time your Contract was issued, the current charge for the optional death benefit was equal to the maximum charge for the optional death benefit, that charge will not increase upon an Automatic Step-Up. (See “Guaranteed Lifetime Withdrawal Benefit” for more information.)
9
You could have elected only one Guaranteed Minimum Income Benefit at a time. You may not have a Guaranteed Withdrawal Benefit and a Guaranteed Minimum Income Benefit in effect at the same time. The Guaranteed Minimum Income Benefit Max V, the Guaranteed Minimum Income Benefit Max IV, the Guaranteed Minimum Income Benefit Max III, the Guaranteed Minimum Income Benefit Max II, the Guaranteed Minimum Income Benefit Plus IV and the Guaranteed Minimum Income Benefit Plus III are not available for purchase. The Guaranteed Minimum Income Benefit Plus III was only available in Nevada. The Guaranteed Minimum Income Benefits could only have been elected at the time your Contract was issued. None of the Guaranteed Minimum Income Benefits can currently be elected. Please see “Living Benefits  —  GMIB Rate Table” for information on when and where each was available.
10
On the issue date, the Income Base is equal to your initial purchase payment. The Income Base is adjusted for subsequent purchase payments and withdrawals. The charge for the Guaranteed Minimum Income Benefit is a percentage of your guaranteed minimum income base, as defined later in this Prospectus. You do not pay this charge once You are in the pay-out phase of your Contract, or after your optional benefit terminates. Charges may increase upon an Optional Step-Up, but they will not exceed the maximum charges listed in this table. If, at the time your Contract was issued, the current charge for the optional benefit was equal to the maximum optional benefit charge, that optional benefit charge will not increase upon an Optional Step-Up. (See “Guaranteed Income Benefits” for more information.)
11
The Guaranteed Withdrawal Benefit v1 was available for purchase in all states except California and Vermont. On the issue date, the Total Guaranteed Withdrawal Amount was equal to your initial purchase payment. The Total Guaranteed Withdrawal Amount may be adjusted for subsequent purchase payments (if they are permitted) and withdrawals. The charge for the Guaranteed Withdrawal Benefit is a percentage of the Total Guaranteed Withdrawal Amount, as later defined in this Prospectus. You do not pay this charge once You are in the pay-out phase of your Contract, or after your optional benefit terminates. The charges may increase upon an Automatic Annual Step-Up, but they will not exceed the maximum charges listed in this table. (See “Guaranteed Withdrawal Benefits” for more information.)

12
The Guaranteed Lifetime Withdrawal Benefit was available for purchase in Minnesota and Pennsylvania starting on May 4, 2015 and in New York starting on August 31, 2015. The Guaranteed Lifetime Withdrawal Benefit was available for purchase in all other states starting on February 14, 2015. On the issue date, the Benefit Base is equal to your initial purchase payment. The Benefit Base is adjusted for subsequent purchase payments and may be adjusted for withdrawals. The charge for the Guaranteed Lifetime Withdrawal Benefit is a percentage of the Benefit Base, as later defined in this Prospectus. You do not pay this charge once You are in the pay-out phase of your Contract, or after your optional benefit terminates. The charges may increase upon an Automatic Step-Up, but they will not exceed the maximum charges listed in this table. If, at the time your Contract was issued, the current charge for the optional benefit was equal to the maximum charge for the optional benefit, that charge will not increase upon an Automatic Step-Up. The Guaranteed Lifetime Withdrawal Benefit could only be elected at the time your contract was issued. The Guaranteed Lifetime Withdrawal benefit can no longer be elected. (See “Guaranteed Lifetime Withdrawal Benefit” for more information.)
The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. Expenses shown may change over time and may be higher or lower in the future. These amounts also include applicable Platform Charges if you choose to invest in certain Portfolios.(1) A complete list of Portfolios available under the Contract, including their annual expenses, may be found in “Appendix A Investment Options Available Under the Contract” at the back of this Prospectus.
Annual Portfolio Company Expenses
	Minimum	Maximum
Annual Portfolio Expenses (as a percentage of daily net assets) Expenses that are deducted from Portfolio Company assets, including management fees, distribution and/or service (12b-1) fees, and other expenses(1)	0.53%	1.23%
(1)
Investments in the American Funds® Division are subject to a platform charge of 0.25%. We reserve the right to impose an additional platform charge on Divisions that we add to the Contract in the future. The additional amount will not exceed the annual rate of 0.25% of the average Account Balance in any such Divisions.
Examples
These Examples are intended to help You compare the cost of investing in the Divisions with the cost of investing in other annuity contracts that offer variable options. These costs include Transaction Expenses, Annual Contract Expenses and Annual Portfolio Expenses.
The Examples assume all Account Value is allocated to the Divisions. Your costs could differ from those shown below if you investment in the Fixed Interest Account.
The Examples assume that you invest $100,000 in the variable options of the Contract for the time periods indicated and that there are no exchanges or other transactions. The Examples also assume that your investment has a 5% return each year. Examples 1 through 5 assume the most expensive combination of Annual Portfolio Company Expenses and optional benefits available for an additional charge.
Example 1 relates to the purchase of the Contract with the B Class; Example 2 relates to the purchase of the Contract with the B Plus Class; Example 3 relates to the purchase of the Contract with the C Class; Example 4 relates to the purchase of the Contract with the L Class; and Example 5 relates to the purchase of the Contract with the R Class.
Examples 6 through 10 assume You purchased the Contract with no optional benefits that result in the least expensive combination of charges.

Example 6 relates to the purchase of the Contract with the B Class; Example 7 relates to the purchase of the Contract with the B Plus Class; Example 8 relates to the purchase of the Contract with the C Class; Example 9 relates to the purchase of the Contract with the L Class; and Example 10 relates to the purchase of the Contract with the R Class.
The following Examples assume You purchased the Contract with the most expensive combination of optional benefits that resulted in the most expensive combination of charges.
Example 1. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $100,000 investment in B Class for the time periods indicated. Your actual costs may be higher or lower.
Assumptions:
●
You select the B Class;
●
You bear the minimum or maximum Annual Portfolio Company Expenses (without reimbursement and/or waiver of expenses);
●
the underlying Portfolio earns a 5% annual return;
●
You select the Guaranteed Lifetime Withdrawal Benefit and assume that You elect the Optional Step-Up feature and as a result the charge increases to 2.00%, which is the maximum charge permitted; and
●
You select the Guaranteed Lifetime Withdrawal Benefit  —  Death Benefit and You are age 65 and assume that You elect the Optional Step-Up feature and as a result the charge increases to 1.20%, which is the maximum charge permitted.
Based on these assumptions, your charges would be:
	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period
Maximum	$12,710	$22,418	$31,856	$56,013
Minimum	$12,010	$20,371	$28,535	$49,863

	1 Year	3 Years	5 Years	10 Years
If you annuitize or do not surrender your Contract at the end of the applicable time period
Maximum	$5,710	$17,018	$28,256	$56,013
Minimum	$5,010	$14,971	$24,935	$49,863
Example 2. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $100,000 investment in B Plus Class for the periods indicated. Your actual costs may be higher or lower.
Assumptions:
●
You select the B Plus Class;
●
You bear the minimum or maximum Annual Portfolio Company Expenses (without reimbursement and/or waiver of expenses);
●
the underlying Portfolio earns a 5% annual return;

●
You select the Guaranteed Lifetime Withdrawal Benefit and assume that You elect the Optional Step-Up feature and as a result the charge increases to 2.00%, which is the maximum charge permitted; and
●
You select the Guaranteed Lifetime Withdrawal Benefit  —  Death Benefit and You are age 65 and assume that You elect the Optional Step-Up feature and as a result the charge increases to 1.20%, which is the maximum charge permitted.
Based on these assumptions, your charges would be:
	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period
Maximum	$14,442	$25,769	$36,837	$63,766
Minimum	$13,700	$23,667	$33,480	$57,760

	1 Year	3 Years	5 Years	10 Years
If you annuitize or do not surrender your Contract at the end of the applicable time period
Maximum	$6,442	$19,469	$32,337	$63,766
Minimum	$5,700	$17,367	$28,980	$57,760
Example 3. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $100,000 investment in C Class for the time periods indicated. Your actual costs may be higher or lower.
Assumptions:
●
You select the C Class;
●
You bear the minimum or maximum Annual Portfolio Company Expenses (without reimbursement and/or waiver of expenses);
●
the underlying Portfolio earns a 5% annual return;
●
You select the Guaranteed Lifetime Withdrawal Benefit and assume that You elect the Optional Step-Up feature and as a result the charge increases to 2.00%, which is the maximum charge permitted; and
●
You select the Guaranteed Lifetime Withdrawal Benefit  —  Death Benefit and You are age 65 and assume that You elect the Optional Step-Up feature and as a result the charge increases to 1.20%, which is the maximum charge permitted.
Based on these assumptions, your charges would be:
	1 Year	3 Years	5 Years	10 Years
If you surrender, annuitize or do not surrender your Contract at the end of the applicable time period
Maximum	$6,110	$18,175	$30,110	$59,343
Minimum	$5,410	$16,144	$26,843	$53,424
Example 4. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $100,000 investment in L Class for the time periods indicated. Your actual costs may be higher or lower.

Assumptions:
●
You select the L Class;
●
You bear the minimum or maximum Annual Portfolio Company Expenses (without reimbursement and/or waiver of expenses);
●
the underlying Portfolio earns a 5% annual return;
●
You select the Guaranteed Lifetime Withdrawal Benefit and assume that You elect the Optional Step-Up feature and as a result the charge increases to 2.00%, which is the maximum charge permitted; and
●
You select the Guaranteed Lifetime Withdrawal Benefit  —  Death Benefit and You are age 65 and assume that You elect the Optional Step-Up feature and as a result the charge increases to 1.20%, which is the maximum charge permitted.
Based on these assumptions, your charges would be:
	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period
Maximum	$12,960	$22,243	$29,419	$58,110
Minimum	$12,260	$20,205	$26,131	$52,099

	1 Year	3 Years	5 Years	10 Years
If you annuitize or do not surrender your Contract at the end of the applicable time period
Maximum	$5,960	$17,743	$29,419	$58,110
Minimum	$5,260	$15,705	$26,131	$52,099
Example 5. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $100,000 investment in R Class for the time periods indicated. Your actual costs may be higher or lower:
Assumptions:
●
You select the R Class;
●
You bear the minimum or maximum Annual Portfolio Company Expenses (without reimbursement and/or waiver of expenses);
●
the underlying Portfolio earns a 5% annual return;
●
You select the Guaranteed Lifetime Withdrawal Benefit and assume that You elect the Optional Step-Up feature and as a result the charge increases to 2.00%, which is the maximum charge permitted; and
●
You select the Guaranteed Lifetime Withdrawal Benefit  —  Death Benefit and You are age 65 and assume that You elect the Optional Step-Up feature and as a result the charge increases to 1.20%, which is the maximum charge permitted.

●
Based on these assumptions, your charges would be:

	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period
Maximum	$13,610	$23,028	$32,287	$55,159
Minimum	$12,910	$20,985	$28,984	$49,083

	1 Year	3 Years	5 Years	10 Years
If you annuitize or do not surrender your Contract at the end of the applicable time period
Maximum	$5,610	$16,728	$27,787	$55,159
Minimum	$4,910	$14,685	$24,484	$49,083
The following Examples assume You purchased the Contract with no optional benefits that resulted in the least expensive combination of charges.
Example 6. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $100,000 investment in B Class for the time periods indicated. Your actual costs may be higher or lower.
Assumptions:
●
You select the B Class;
●
You bear the minimum or maximum Annual Portfolio Company Expenses (without reimbursement and/or waiver of expenses); and
●
the underlying Portfolio earns a 5% annual return.
Based on these assumptions, your charges would be:
	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period
Maximum	$9,510	$13,059	$16,669	$27,836
Minimum	$8,810	$10,943	$13,121	$20,641

	1 Year	3 Years	5 Years	10 Years
If you annuitize or do not surrender your Contract at the end of the applicable time period
Maximum	$2,510	$7,659	$13,069	$27,836
Minimum	$1,810	$5,543	$9,521	$20,641
Example 7. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $100,000 investment in B Plus Class for the periods indicated. Your actual costs may be higher or lower.
Assumptions:
●
You select the B Plus Class;

●
You bear the minimum or maximum Annual Portfolio Company Expenses (without reimbursement and/or waiver of expenses); and
●
the underlying Portfolio earns a 5% annual return.
Based on these assumptions, your charges would be:
	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period
Maximum	$11,242	$16,156	$21,233	$35,145
Minimum	$10,500	$13,939	$17,555	$27,913

	1 Year	3 Years	5 Years	10 Years
If you annuitize or do not surrender your Contract at the end of the applicable time period
Maximum	$3,242	$9,856	$16,733	$35,145
Minimum	$2,500	$7,639	$13,055	$27,913
Example 8. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $100,000 investment in C Class for the time periods indicated. Your actual costs may be higher or lower.
Assumptions:
●
You select the C Class;
●
You bear the minimum or maximum Annual Portfolio Company Expenses (without reimbursement and/or waiver of expenses); and
●
the underlying Portfolio earns a 5% annual return.
Based on these assumptions, your charges would be:
	1 Year	3 Years	5 Years	10 Years
If you surrender, annuitize or do not surrender your Contract at the end of the applicable time period
Maximum	$2,910	$8,854	$15,052	$31,734
Minimum	$2,210	$6,756	$11,561	$24,811
Example 9. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $100,000 investment in L Class for the time periods indicated. Your actual costs may be higher or lower.
Assumptions:
●
You select the L Class;
●
You bear the minimum or maximum Annual Portfolio Company Expenses (without reimbursement and/or waiver of expenses); and
●
the underlying Portfolio earns a 5% annual return.

Based on these assumptions, your charges would be:
	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period
Maximum	$9,760	$12,907	$14,312	$30,290
Minimum	$9,060	$10,802	$10,800	$23,266

	1 Year	3 Years	5 Years	10 Years
If you annuitize or do not surrender your Contract at the end of the applicable time period
Maximum	$2,760	$8,407	$14,312	$30,290
Minimum	$2,060	$6,302	$10,800	$23,266
Example 10. This example shows the dollar amount of expenses that You would bear directly or indirectly on a $100,000 investment in R Class for the time periods indicated. Your actual costs may be higher or lower:
Assumptions:
●
You select the R Class;
●
You bear the minimum or maximum Annual Portfolio Company Expenses (without reimbursement and/or waiver of expenses); and
●
the underlying Portfolio earns a 5% annual return.
Based on these assumptions, your charges would be:
	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period
Maximum	$10,410	$13,658	$17,069	$26,837
Minimum	$9,710	$11,539	$13,506	$19,573

	1 Year	3 Years	5 Years	10 Years
If you annuitize or do not surrender your Contract at the end of the applicable time period
Maximum	$2,410	$7,358	$12,569	$26,837
Minimum	$1,710	$5,239	$9,006	$19,573
PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
Investing in the Contracts involves risks. The following are the principal risks of an investment in the Contract. You should carefully consider the below risks in addition to the other information contained in this Prospectus.
Market Risk. An investment in the Contract is not a bank deposit and is not guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The Contract is subject to market risk (the risk that your investments may decline in value or underperform your expectations). As a result, You can lose money by investing in the Contract, including loss of principal.

Early Withdrawal Risk. This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. If you withdraw early, you may have to pay a Withdrawal Charge and/or income taxes, including a tax penalty if you are younger than age 59 1∕2. Withdrawal Charges may apply for up to 9 complete years following each purchase payment. Withdrawal Charges will reduce the value of your Contract if you withdraw money during that time. The benefits of tax deferral and living benefit protections also mean that the Contract is more beneficial to investors with a long time horizon.
Risk of Underlying Portfolios. An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract (e.g., Portfolio Companies). Each investment option (including the Fixed Interest Account investment option) will have its own unique risks. We do not provide any investment advice and do not recommend or endorse any particular Portfolios. You bear the risk of any decline in the Account Balance of your Contract resulting from the performance of the Portfolio You have chosen. You should review these investment options before making an investment decision. Information regarding the Portfolios available under your Contract is available in Appendix A to this Prospectus.
Contract Termination. Subject to certain limitations, if your Account Value falls below the minimum Account Balance or is not sufficient to pay the Contract charges, we may terminate your Contract.
Contract Benefits Risk. Withdrawals that exceed limits specified by the terms of any benefit may affect the availability of the benefit by reducing the benefit by an amount greater than the value withdrawn, and/or could terminate the benefit. In addition, many optional benefits impose restrictions and limitations on your choice of Portfolios. These restrictions and requirements are intended to protect the Company and reduce the likelihood that we will have to pay guaranteed benefits under the optional benefits out of our own assets. The restrictions and requirements could result in your missing out on some or all positive investment performance by certain of the Portfolios – this means your opportunity for investment gains may be limited.
Insurance Company Risk. An investment in the Contract is subject to the risks related to the Company. Any obligations (including under the Fixed Interest Account), guarantees, or benefits, including any death benefit, are subject to the claims-paying ability of the Company, and our long term ability to make such payments, and are not guaranteed by any other party. MetLife is regulated as an insurance company under state law, which generally includes limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.
Contract Changes Risk. Subject to applicable law, we have the right to make certain changes to your Contract. Examples of the changes we may make include: (i) operating the Separate Account in any form permitted by law; (ii) taking any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws) including limiting the number, frequency or types of transfers/reallocations permitted; (iii) transferring any assets in a Division to another Division, or to one or more Separate Accounts, or to our general account, or adding, combining or removing Divisions in the Separate Account; (iv) substituting Portfolio shares in any Division, with the shares of another class of Brighthouse Trust I, Brighthouse Trust II, or the shares of another investment company or any other investment permitted by law or closing, adding or removing Portfolios as Investment Division investments as permitted by law; (v) changing the way we assess charges, but without increasing the maximum aggregate amount charged to the Separate Account and any currently available Portfolio in connection with the Contracts; and (vi) making any necessary technical changes in the Contracts in order to conform with any of the above-described actions.

Conflicts of Interest. Your investment professional may receive compensation for selling this Contract to You, both in the form of commissions and because MetLife may share the revenue it earns on this Contract with the professional’s firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment. In addition, some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing Contract.
Suitability. An investment in the Contract may not be suitable for all investors. For example, there is no additional tax benefit if You purchase the Contract through a tax-qualified plan or individual retirement account (IRA). Therefore, there should be reasons other than tax deferral for acquiring the Contract. You should consult with a tax or investment professional to determine the tax and other implications of an investment in and purchase payments received under the Contract.
Taxation Risk. Although the provisions of the Internal Revenue Code (the “Code”) relevant to the Contract are generally described under “Federal Tax Considerations,” an investor should consult its own tax advisor concerning the effects of federal, state, local and foreign tax law on the Contract. No assurance can be given that, even if the tax provisions currently applicable to the Contract are favorable, the law or regulations or interpretations thereunder will not change and the Contract may be disadvantaged.
Terrorism and Security Risk. The continued threat of terrorism, ongoing or potential military conflict and other actions and heightened security measures may cause economic uncertainty and result in loss of life, property damage, additional disruptions to commerce and reduced economic activity. The value of MetLife's investment portfolio may be adversely affected by declines in the credit and equity markets and reduced economic activity caused by such threats. Companies in which we maintain investments may suffer losses as a result of financial, commercial or economic disruptions, and such disruptions might affect the ability of those companies to pay interest or principal on their securities or mortgage loans. Terrorist or military actions also could disrupt our operations centers and result in higher than anticipated claims under our insurance policies.
Cybersecurity. Our business is highly dependent upon the effective operation of our information systems, and those of our service providers, vendors, and other third parties. Cybersecurity breaches of such systems can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality and our disaster recovery systems may be insufficient to safeguard our ability to conduct business. Cybersecurity breaches can interfere with our processing of contract transactions, including the processing of transfer orders from our website or with the Portfolios; impact our ability to calculate Accumulation Unit Values; cause the release and possible loss or destruction of confidential Contract Owner or business information; impede order processing or cause other operational issues; and result in regulatory enforcement actions or new laws or regulations which could increase our compliance costs. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, and we require our critical vendors to implement effective cybersecurity and data protection measures, there is no guarantee that we will be able to successfully manage this risk at all times.
Bonus Class Risk. Expenses of a class that includes a bonus feature may be higher than expenses of a class of the Contract without the bonus, and the additional amount of the bonus may be more than offset by the additional fees and charges associated with the bonus Class, including Withdrawal Charges.

Pandemics and Other Public Health Issues. Pandemics and other public health issues or other events, and governmental, business and consumer reactions to them, may affect economic conditions and may cause a large number of illnesses or deaths. Hurricanes, windstorms, earthquakes, tornadoes, explosions, severe winter weather, fires, floods and mudslides, blackouts and man-made events such as riot, insurrection, terrorist attacks or acts of war may also cause catastrophic losses and increased claims. Any such catastrophes may also result in changes in consumer or business confidence, behavior and investment and business activity, changes to interest rates and other market risk factors, and governmental or other restrictions on economic activity for prolonged periods.
METLIFE
Metropolitan Life Insurance Company is a provider of insurance, annuities, employee benefits and asset management. We are also one of the largest institutional investors in the United States with a general account portfolio invested primarily in fixed income securities (corporate, structured products, municipals, and government and agency) and mortgage loans, as well as real estate, real estate joint ventures, other limited partnerships and equity securities. Metropolitan Life Insurance Company was incorporated under the laws of New York in 1868. The Company's office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. Obligations to Contract Owners and Beneficiaries that arise under the Contract are obligations of MetLife.
METROPOLITAN LIFE SEPARATE ACCOUNT E
We established Metropolitan Life Separate Account E (the “Separate Account”) on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Preference Premier Variable Annuity Contracts and some other Variable Annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (“1940 Act”).
The Separate Account’s assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. The assets of the Separate Account may not be used to pay any liabilities of the Company other than those arising from the Contracts issued from this Separate Account. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts issued from this Separate Account without regard to our other business. Income, gains and losses credited to, or charged against, this Separate Account reflect the Separate Account’s own investment experience and not the investment experience of the Company’s other assets.
We are obligated to pay all money we owe under the Contracts — such as death benefits and income payments — even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account. Any amount under any optional death benefit, optional Guaranteed Minimum Income Benefit, or optional Guaranteed Withdrawal Benefit that exceeds the assets in the Separate Account are also paid from our general account. Benefit amounts paid from the general account are subject to the financial strength and claims paying ability of MetLife and our long term ability to make such payments, and are not guaranteed by any other party. We issue other annuity contracts and life insurance policies where we pay all money we owe under those contracts and policies from our general account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.

The investment manager to certain of the Portfolios offered with the Contracts or with other Variable Annuity contracts issued through the Separate Account may be regulated as Commodity Pool Operators. While MetLife does not concede that the Separate Account is a commodity pool, MetLife has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodities Exchange Act (“CEA”), and is not subject to registration or regulation as a pool operator under the CEA.
VARIABLE ANNUITIES
This Prospectus describes a type of variable annuity, a deferred variable annuity. This Prospectus describes all material features of the Contract. These annuities are “variable” because the value of your account or income payment varies based on the investment performance of the Divisions You choose. In short, the value of your Contract and your income payments under a variable pay-out option of your Contract may go up or down. Since the investment performance is not guaranteed, your money is at risk. The degree of risk will depend on the Divisions You select. The Accumulation Unit Value or Annuity Unit Value for each Division rises or falls based on the investment performance (or “experience”) of the Portfolio with the same name. MetLife and its affiliates also offer other annuities not described in this Prospectus.
The Fixed Interest Account
In most states, the Contracts have a fixed interest rate option called the “Fixed Interest Account.” The Fixed Interest Account is not available with the C Class Contract and with certain optional benefits (see “Your Investment Choices — Investment Allocation Restrictions for Certain Optional Benefits”). The Fixed Interest Account is part of our general account and offers an interest rate that is guaranteed by us. The minimum interest rate depends on the date your Contract is issued but will not be less than 1%. The interest rate for each amount allocated to the Fixed Interest Account is set by us in advance. Thereafter, each year a new rate will apply to that amount plus the interest previously credited to that amount. The new rate will be set by us in advance and will apply for 12 months. Interest will be credited to the Fixed Interest Account on a daily basis. We may declare interest rates for different one-year periods. If we do so we will tell you in advance. Subject to our transfer rules, you may transfer money into and out of the Fixed Interest Account. If a transfer is made from the Fixed Interest Account to the Separate Account, and then within 12 months a transfer is made from the Separate Account to the Fixed Interest Account, this will be treated as the return of the same money (whether or not it really is). Thus, after the transfer to the Fixed Interest Account, it will earn the same interest rate it would have earned had neither transfer ever taken place. Any amounts in excess of the amount originally transferred out of the Fixed Interest Account, and any amounts transferred back to the Fixed Interest Account more than 12 months after the original transfer will be treated as a new Purchase Payment into the Fixed Interest Account and will earn the current interest rate for new Purchase Payments. Interest will be credited to the Fixed Interest Account on a daily basis. For information regarding current interest rates, you may contact our Administrative Office. Information about the Fixed Interest Account, including its name, its term and its minimum guaranteed interest rate is available in Appendix A —  Investment Options Available Under the Deferred Annuity — Fixed Option. The current interest rate may vary by Contract class. The variable pay-out options under the Contracts have a fixed payment option called the “Fixed Income Payment Option.” Because of exemptive and exclusionary provisions, interests in the Fixed Interest Account have not been registered under the Securities Act of 1933 (the “1933 Act”), and neither the Fixed Interest Account nor our general account has been registered as an investment company under the Investment Company Act of 1940 (the “1940 Act”). The Fixed Interest Account and the general account are not subject to the provisions or restrictions of the 1933 Act or the 1940 Act. Under the Fixed Income Payment Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them. All guarantees as to purchase payments or Account Value allocated to the Fixed Interest Account, interest credited to the Fixed Interest Account, and fixed income payments are subject to our financial strength and claims-paying ability.
Replacement of Annuity Contracts
Exchange Programs: From time to time we may offer programs under which certain fixed or variable annuity contracts previously issued by us may be exchanged for the Contract offered by this Prospectus. Currently, with respect to exchanges from certain of our variable annuity contracts to this Contract, an existing Contract is eligible for exchange if a withdrawal from, or surrender of, the Contract would not trigger a Withdrawal Charge. The Account Value of this Contract attributable to the exchanged assets will not be subject to any Withdrawal Charge or be eligible for the Enhanced Dollar Cost Averaging Program. Any additional purchase payments contributed to the new Contract will be subject to all fees and charges, including the Withdrawal Charge described in this Prospectus. You should carefully consider whether an exchange is appropriate for You by comparing the death benefits, living benefits, and other guarantees provided by the Contract You currently own to the benefits and guarantees that would be provided by the new Contract offered in this Prospectus. Then You should compare the fees and charges (e.g., the death benefit charges, the living benefit charges, and the Separate Account charge) of your current Contract to the fees and charges of the new Contract, which may be higher than your current Contract. These programs will be made available on terms and conditions determined by us, and any such programs will comply with applicable law. We believe the exchanges will be tax free for Federal income tax purposes; however, You should consult your tax adviser before making any such exchange.
Other Exchanges: Generally, You can exchange one variable annuity Contract for another in a tax-free exchange under Section 1035 of the Code. Before making an exchange You should compare both annuities carefully. If You exchange another annuity for the one described in this Prospectus, unless the exchange occurs under one of our exchange programs described above, You might have to pay a withdrawal charge on your old annuity, and there will be a new withdrawal charge period for this Contract (there is no withdrawal charge period for the C Class). Other charges may be higher (or lower) and the benefits may be different. Also, because we will not issue the Contract until we have received the initial purchase payment from your existing insurance company, the issuance of the Contract may be delayed. Generally, it is not advisable to purchase a Contract as a replacement for an existing variable annuity Contract. Before You exchange another annuity for our Contract, ask your registered representative whether the exchange would be advantageous, given the features, benefits and charges.
The Contract
You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit investment returns as long as the money remains in your account.
All IRAs receive tax deferral under the Code. There are no additional tax benefits from funding an IRA with a Contract. Therefore, there should be reasons other than tax deferral for acquiring the Contract, such as the availability of a guaranteed income for life, the death benefits or the other optional benefits available under this Contract.
This Prospectus describes the following Contracts under which You can accumulate money:
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Non-Qualified
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Traditional IRAs (Individual Retirement Annuities)
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Roth IRAs (Roth Individual Retirement Annuities)

Non-Natural Persons as Contract Owners or Beneficiaries. If a non-natural person, such as a trust, is the Contract Owner of a non-qualified Contract, the distribution on death rules under the Code may require payment to begin earlier than expected and may impact the usefulness of the living and/or death benefits. Naming a non-natural person, such as a trust or estate, as a Beneficiary under the Contract will generally, eliminate the Beneficiary’s ability to “stretch” or a spousal Beneficiary’s ability to continue the Contract and the living and/or death benefits. Non-tax qualified Contracts owned by a non-natural person such as a corporation or certain other legal entities (other than a trust that holds the Contract as agent for a natural person) do not receive tax deferral on earnings. Therefore, there should be reasons other than tax deferral for acquiring the Contract by a corporation or certain other legal entities.
A Contract consists of two phases: the accumulation or “pay-in” phase and the income or “pay-out” phase (or annuitization phase). The pay-out phase begins when You elect to have us pay You “income” payments using the money in your account. The number and the amount of the income payments You receive will depend on such things as the type of pay-out option You choose, your investment choices, and the amount used to provide your income payments. There is no death benefit during the pay-out phase; however, depending on the pay-out option You elect, any remaining guarantee (i.e., cash refund amount or guaranteed income payments) will be paid to your Beneficiary(ies) (see “Pay Out (or Income Options)” for more information). Because Contracts offer the insurance benefit of income payment options, including our guarantee of income for your lifetime, they are “annuities.”
The Contract was offered in several variations, which we call “classes.” Each class offers You the ability to choose certain features. Each has its own Separate Account charge and applicable Withdrawal Charge (except C Class which has no Withdrawal Charges). The Contract also offered You the opportunity to choose optional benefits (“riders”), each for a charge in addition to the Separate Account charge with the Standard Death Benefit for that class. If You purchased any of the optional death benefits, other than the GLWB Death Benefit, the optional benefit was attached to Your Contract in place of the Standard Death Benefit. If You purchased the GLWB Death Benefit (which could only be elected if you elected the GLWB optional benefit), both the optional benefit and the Standard Death Benefit was attached to your Contract.
You should have carefully considered which of the available classes is appropriate for You. Determination of the appropriate balance between (a) the ability to access your Account Value without incurring a Withdrawal Charge; (b) the impact of Separate Account charges on your Account Value; and (c) should You have elected an optional living or death benefit rider, the duration You must own the Contract to take full advantage of the guaranteed protection provided by the optional benefit, are important factors to consider. You should have discussed the relative benefits and costs of the different share classes with your registered representative. Unless You told us otherwise, we assumed that You purchased the B Class Contract with the Standard Death Benefit and no optional benefits. These optional benefits are:
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an Annual Step-Up Death Benefit;
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Enhanced Death Benefits (the Enhanced Death Benefit Max V (the “EDB Max V”), the Enhanced Death Benefit Max IV (the “EDB Max IV”), the Enhanced Death Benefit Max III (the “EDB Max III”), the Enhanced Death Benefit Max II (the “EDB Max II”), the Enhanced Death Benefit III (the “EDB III”) and the Enhanced Death Benefit II (the “EDB II”) are collectively, the “EDBs”);
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an Earnings Preservation Benefit;
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Guaranteed Minimum Income Benefits (the Guaranteed Minimum Income Benefit Max V (the “GMIB Max V”), the Guaranteed Minimum Income Benefit Max IV (the “GMIB Max IV”), the Guaranteed Minimum Income Benefit Max III (the “GMIB Max III”), the Guaranteed Minimum Income Benefit Max II (“GMIB Max II”), the

Guaranteed Minimum Income Benefit Plus IV (the “GMIB Plus IV”) and the Guaranteed Minimum Income Benefit Plus III (the “GMIB Plus III”) are collectively, the “GMIBs”);
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Guaranteed Withdrawal Benefit (the “GWB v1”); and
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Guaranteed Lifetime Withdrawal Benefit (the “GLWB”) which offers an optional death benefit (the “GLWB Death Benefit”).
The EDB Max V could only be elected if You elected the GMIB Max V. The EDB Max IV could only be elected if You elected the GMIB Max IV. The EDB Max III could only be elected if You elected the GMIB Max III. The EDB Max II could only be elected if You elected the GMIB Max II. The EDB III could only be elected if You elected the GMIB Plus IV. You may not have the EDB II in effect with any living benefit except the GMIB Plus III. You could not elect the Earnings Preservation Benefit or the Optional Annual Step-Up Death Benefit with an EDB. You could only elect the GLWB Death Benefit if you also elected the GLWB optional benefit. None of the optional benefits are currently available for sale.
Each of these optional benefits is described in more detail later in this Prospectus. The availability of optional benefits and features of optional benefits may vary by state.
We may restrict the investment choices available to You if You selected certain optional benefits. These restrictions are intended to reduce the risk of investment losses which could require the Company to use its general account assets to pay amounts due under the selected optional benefit.
In the future, we may change the investment choices that are available to You if You selected certain optional benefits. If You elected an optional benefit and we later remove an investment choice from the group of investment choices available under that optional benefit, You will not be required to reallocate purchase payments or Account Value that You had previously allocated to that investment choice. However, You may not be able to allocate new purchase payments or transfer Account Value to that investment choice.
If You elected the GMIB Max V, the GMIB Max IV, the GMIB Max III, the GMIB Max II, the EDB Max V, the EDB Max IV, the EDB Max III or the EDB Max II, or if You elected the GWB v1 or GLWB we require You to allocate your purchase payments and Account Value as described in Appendix A under “Investment Allocation Restrictions for the GMIB Max, the EDB Max, GWB v1 and GLWB” until the optional benefit terminates.
If You elected the GMIB Plus IV, the EDB III, the GMIB Plus III or the EDB II, we require You to allocate your purchase payments and Account Value as described in Appendix A under “Investment Allocation and Other Purchase Payment Restrictions for the GMIB Plus IV, the EDB III, the GMIB Plus III and the EDB II” until the optional benefit terminates.
Certain withdrawals, depending on the amount and timing, may negatively impact the benefits and guarantees provided by your Contract. You should carefully consider whether a withdrawal under a particular circumstance will have any negative impact to your benefits or guarantees. The impact of withdrawals generally on your benefits and guarantees is discussed in the corresponding sections of the Prospectus describing such benefits and guarantees.

Classes of the Contract
B Class
The B Class has a 1.25% annual Separate Account charge (previously referred to as a “Base Contract Expense”) and a declining seven year Withdrawal Charge on each purchase payment (see “Withdrawal Charges” for more information). If You chose the Annual Step-Up Death Benefit, the Separate Account charge is 1.45%. If You chose the optional Earnings Preservation Benefit and the Annual Step-Up Death Benefit, the Separate Account charge is 1.70%.
B Plus Class
The B Plus Class (may also be known as the “Bonus Class” in our sales literature and advertising).
You could have purchased a Contract in the B Plus Class before your 81st birthday. If there are Joint Contract Owners, the age of the oldest Joint Contract Owner was used to determine eligibility. Under the B Plus Class Contract, we credited 6% to each of your purchase payments made during the first Contract Year. The Bonus was applied on a pro rata basis to the Fixed Interest Account, if available, and the Divisions of the Separate Account based upon your allocation for your purchase payments. Unless we specifically state otherwise, “purchase payments” in reference to the B Plus Class means purchase payments plus any associated bonus amounts. The B Plus Class has a 1.80% annual Separate Account charge and a declining nine year Withdrawal Charge on each purchase payment. If You chose the Annual Step-Up Death Benefit, the Separate Account charge is 2.00%. If You chose the optional Earnings Preservation Benefit and the Annual Step-Up Death Benefit, the Separate Account charge is 2.25%. After You have held the Contract for nine years, the Separate Account charge declines 0.55% to 1.25% with the Standard Death Benefit. After You have held the Contract for nine years, the Separate Account charge declines to 1.45% for the Annual Step-Up Death Benefit. During the pay-out phase, the Separate Account charge is 1.25%, regardless of when the Contract is annuitized.
B Plus Class Contracts have the same Withdrawal Charge schedule as R Class Contracts. However, investment returns for the B Plus Class Contract may be lower than those for the R Class Contract if Separate Account investment performance is not sufficiently high to offset increased Separate Account charges for the B Plus Class Contract.
Therefore, the choice between the B Plus Class and the R Class Contract is a judgment as to whether a higher Separate Account charge with a 6% credit is more advantageous than a lower Separate Account charge without the 6% credit.
There is no guarantee that the B Plus Class Contract will have higher returns than the R Class Contract, the other classes of the Contract, similar contracts without a bonus or any other investment. The Bonus was credited only to purchase payments made during the first Contract Year, while an additional Separate Account charge of 0.65% for the Bonus will be assessed on all amounts in the Separate Account for the first nine years, and an additional charge of 0.10% for the Bonus will be assessed on all amounts in the Separate Account in years ten and later. The B Plus Class Contract may not be appropriate with certain qualified Contracts where there may be minimal initial purchase payments submitted in the first year.
The purpose of the following table is to show how long a Contract owner would need to hold each Contract to break even (as described below). The table demonstrates hypothetical investment returns for a B Plus Class Contract with the 6% Bonus compared to an R Class Contract without the Bonus. Both Contracts are assumed to have no optional benefits. The figures are based on:

a)
a $50,000 initial purchase payment with no other purchase payments;
b)
deduction of the Separate Account charge at a rate of 1.80% (1.25% in years 10+) (B Plus Class Contract) and 1.15% (R Class Contract); and
c)
an assumed rate of return (before Separate Account charges) for the investment choices of 7.01% for each of 12 years.
Contract Year	B Plus Class (1.80% Separate Account charge for first 9 years and 1.25% Separate Account charge for years 10+)	R Class (1.15% Separate Account charge all years)
1	$55,761	$52,930
2	$58,666	$56,032
3	$61,723	$59,315
4	$64,939	$62,791
5	$68,322	$66,471
6	$71,882	$70,366
7	$75,627	$74,489
8	$79,567	$78,854
9	$83,712	$83,475
10	$88,534	$88,367
11	$93,634	$93,545
12	$99,027	$99,027
Generally, the higher the rate of return, the more advantageous the B Plus Class is. The table above shows the “break-even” point, which is when the Account Value of a B Plus Class Contract will equal the Account Value of an R Class Contract, assuming equal initial purchase payments and a level rate of return. The Account Value would be higher in an R Class Contract after the break-even point under these same assumptions. The table assumes no additional purchase payments are made after the first Contract Anniversary. If additional purchase payments were made to the Contract, the rate of return would have to be higher in order to break-even by the end of the twelfth year. If additional purchase payments were made to the Contract and the rate of return remained the same, the break-even point would occur sooner.
The decision to elect the B Plus Class is irrevocable. We may make a profit from the additional Separate Account charge. The Enhanced Dollar Cost Averaging Program is not available with the B Plus Class.
The guaranteed annuity purchase rates for the B Plus Class are the same as those for the other classes of the Contract. Current annuity purchase rates for the B Plus Class may be lower than those for the other classes of the Contract.

If we agree to permit your Beneficiary to hold the Traditional IRA Contract in your name after your death for his/her benefit, a new Contract will be issued in order to facilitate the distribution of payments. The new Contract will be issued in the same Contract class, except, if You had a B Plus Class Contract, the Contract will be issued as a B Class Contract.
C Class
The C Class has a 1.65% annual Separate Account charge and no Withdrawal Charge. If You chose the Annual Step-Up Death Benefit, the Separate Account charge is 1.85%. If You chose the optional Earnings Preservation Benefit and the Annual Step-Up Death Benefit, the Separate Account charge is 2.10%. The Fixed Interest Account, the Enhanced Dollar Cost Averaging Program, Equity GeneratorSM and the AllocatorSM are not available in the C Class Contract. The BlackRock Ultra-Short Term Bond Division is available in the C Class Contract.
L Class
The L Class has a 1.50% annual Separate Account charge and a declining three year Withdrawal Charge on each purchase payment (see “Withdrawal Charges” for more information). If You chose the Annual Step-Up Death Benefit, the Separate Account charge is 1.70%. If You chose the optional Earnings Preservation Benefit and the Annual Step-Up Death Benefit, the Separate Account charge is 1.95%.
R Class
The R Class has a 1.15% annual Separate Account charge and a declining nine-year Withdrawal Charge on each purchase payment (see “Withdrawal Charges” for more information). If You chose the Annual Step-Up Death Benefit, the Separate Account charge is 1.35%. If You chose the optional Earnings Preservation Benefit and the Annual Step-Up Death Benefit, the Separate Account charge is 1.60%.
YOUR INVESTMENT CHOICES
Investment Allocation Restrictions For Certain Optional Benefits
Investment Allocation and Other Purchase Payment Restrictions for the GMIB Max, the EDB Max, GLWB and the GWB v1
If You elected the GMIB Max V and/or the EDB Max V, the GMIB Max IV and/or the EDB Max IV, the GMIB Max III and/or the EDB Max III, the GMIB Max II and/or the EDB Max II (all eight optional benefits are referred to collectively as the “GMIB Max and EDB Max optional benefits”), or if You elected the GWB v1 optional benefit, You may allocate your purchase payments and Account Value as indicated in Appendix A.
Restrictions on Investment Allocations After an Optional Benefit Terminates. If You elected a GMIB Max optional benefit and it terminates, or if You elected both a GMIB Max optional benefit and the corresponding EDB Max optional benefit and both optional benefits terminate, or if You elected the GWB v1 or the GLWB optional benefit and it terminates, the investment allocation restrictions described in Appendix A will no longer apply and You will be permitted to allocate subsequent purchase payments or transfer Account Value to any of the available investment options except that for GWB v1 and GLWB, you will not be able to allocate subsequent purchase payments or transfer Account value to the Fixed Interest Account. However, if You elected both the GMIB Max optional benefit and the corresponding EDB Max optional benefit, and only the GMIB Max optional benefit has terminated, the investment allocation restrictions described in Appendix A under “Investment Allocation

Restrictions for the GMIB Max, the EDB Max, GWB v1 and GLWB” will continue to apply. (For information on the termination of the GMIB Max, the EDB Max and the GWB v1 optional benefits, see the descriptions of the GMIB Max V, the GMIB Max IV, the GMIB Max III, GMIB Max II, GLWB and the GWB v1 in the “Living Benefits — Guaranteed Income Benefits” and “Living Benefits — Guaranteed Withdrawal Benefit” sections and for the descriptions of the EDB Max V, the EDB Max IV, the EDB Max III and EDB Max II, see the “Enhanced Death Benefit” section.)
Restrictions on Subsequent Purchase Payments — GMIB Max and EDB Max. For Contracts issued in all states, You may not make subsequent purchase payments on your Contract, except that we will permit You to make a subsequent purchase payment when either of the following conditions apply to your Contract: (a) your Account Value is below the minimum described in “When We Can Cancel Your Contract”; or (b) the optional benefit charge is greater than your Account Value.
Restrictions on Subsequent Purchase Payments After GMIB Max Optional Benefit Terminates. If the GMIB Max II, GMIB Max III, GMIB Max IV, or GMIB Max V optional benefit terminates (see “Living Benefits — Operation of the GMIB — Terminating the GMIB Optional Benefit”), or if you elected both the GMIB Max II, GMIB Max III, GMIB Max IV, or GMIB Max V optional benefit and the corresponding EDB Max II, EDB Max III, EDB Max IV, or EDB Max V, optional benefit and they both terminate, the restrictions on subsequent purchase payments described above will no longer apply. However, if you elected both the GMIB Max II, GMIB Max III, GMIB Max IV or GMIB Max V optional benefit and the corresponding EDB Max II, EDB Max III, EDB Max IV or EDB Max V optional benefit, and only the GMIB Max optional benefit has terminated, the restrictions on subsequent purchase payments described above will continue to apply.
Restrictions on Subsequent Purchase Payments — GWB v1. While the GWB v1 is in effect, for Contracts issued in all states, You may not make subsequent purchase payments, except that we will permit You to make a subsequent purchase payment when either of the following conditions apply to your Contract: (a) your Account Value is below the minimum described in “When We Can Cancel Your Contract”; or (b) the GWB v1 optional benefit charge is greater than your Account Value. If the GWB v1 optional benefit is cancelled (see “Living Benefits — Operation of the GWB — Cancellation and Guaranteed Principal Adjustment”) or terminated (see “Living Benefits — Operation of the GWB — Termination of the GWB Optional Benefit”), the restriction on subsequent purchase payments no longer applies.
Investment Allocation and Other Purchase Payment Restrictions for the GMIB Plus IV, the EDB III, the GMIB Plus III and the EDB II
If You elected the GMIB Plus IV, the EDB III, the GMIB Plus III or the EDB II, You must comply with certain investment allocation restrictions. Please refer to Appendix A for details on the investment allocation restrictions.
Restrictions on Subsequent Purchase Payments — GMIB Plus IV, EDB III, GMIB Plus III and EDB II
Restrictions on Subsequent Purchase Payments. For Contracts issued in all states, generally, You may not make subsequent purchase payments, except that we will permit You to make a subsequent purchase payment when either of the following conditions apply to your Contract: (a) your Account Value is below the minimum described in the “General — When We Can Cancel Your Contract” section of the Prospectus; or (b) the optional benefit charge is greater than your Account Value.

In addition, for Traditional IRA and Roth IRA Contracts (including annuity contracts held under custodial IRAs), we will permit subsequent purchase payments up to your applicable annual IRS limits, provided the subsequent purchase payment is not in the form of a transfer or rollover from another tax-qualified plan or tax-qualified investment.
Restrictions on Subsequent Purchase Payments for GMIB Plus III and GMIB Plus IV After Optional Benefit Terminates. The restrictions on subsequent purchase payments described above will no longer apply, if:
(1)
You elected only the GMIB Plus III optional benefit, and it terminates (see “Living Benefits  —  Operation of the GMIB  —  Terminating the GMIB Optional Benefit”);
(2)
You elected both the GMIB Plus III and the EDB II, and both optional benefits terminate (see “Living Benefits  —  Operation of the GMIB  —  Terminating the GMIB Optional Benefit” and “Death Benefit  —  Operation of the EDB  —  Terminating the EDB Optional Benefit”);
(3)
You elected only the GMIB Plus IV optional benefit, and it terminates (see “Living Benefits  —  Operation of the GMIB  —  Terminating the GMIB Optional Benefit”); or
(4)
You elected both the GMIB Plus IV and the EDB III, and both optional benefits terminate (see “Living Benefits  —  Operation of the GMIB  —  Terminating the GMIB Optional Benefit” and “Death Benefit – Operation of the EDB  —  Terminating the EDB Optional Benefit”).
However, if you elected both the GMIB Plus III and the EDB II optional benefits, and only the GMIB Plus III optional benefit has terminated, or if you elected both the GMIB Plus IV and the EDB III optional benefits, and only the GMIB Plus IV optional benefit has terminated, the restrictions on subsequent Purchase Payments described above will continue to apply.
If your Contract was issued in one of the following states, this restriction on subsequent purchase payments does not apply and You may continue to make subsequent purchase payments at this time: Connecticut, Florida, Massachusetts, Maryland, Minnesota, New Jersey, New York, Pennsylvania, Texas, Utah, or Washington.
We determine whether an investment choice is classified as Platform 1, Platform 2, Platform 3 or Platform 4 under Option B. The investment choices in each Platform are in Appendix A under “Investment Allocation and other Purchase Payment Restrictions for GMIB Plus IV, the EDB III, the GMIB Plus III, and the EDB II”. We may determine or change the classification of an investment choice in the event that an investment choice is added, deleted, substituted, merged or otherwise reorganized. You will not be required to reallocate purchase payments or Account Value that You allocated to an investment choice before we changed its classification, unless You make a new purchase payment or request a transfer among investment choices (other than pursuant to rebalancing and an Enhanced Dollar Cost Averaging Program in existence at the time the classification of the investment choice changed). If You make a new purchase payment or request a transfer among investment choices, You will be required to take the new classification into account in the allocation of your entire Account Value. We will provide You with prior written notice of any changes in classification of investment choices. See “Additional Information about the Portfolios” below for information about Portfolios that employ a managed volatility strategy.
Optional Enhanced Dollar Cost Averaging Program, Optional Dollar Cost Averaging Programs and Automated Investment Strategies.
The Enhanced Dollar Cost Averaging Program is available in GMIB Max and the EDB Max as well as in either Option (A) or Option (B) as described in Appendix A for GMIB Plus IV, the EDB III, the GMIB Plus III, and the EDB II. If You choose to allocate according to Option (B), and You choose to allocate a purchase payment to the Enhanced Dollar Cost Averaging Program, the Equity Generator or the Allocator, You must allocate the entire purchase payment to that program. Any transfer from an Enhanced Dollar Cost Averaging Program balance must be allocated in accordance with the limitations described above. In addition, if You made previous purchase payments before allocating a purchase payment to the Enhanced Dollar Cost Averaging Program, the Equity Generator® or the AllocatorSM, all transfers from the Enhanced Dollar Cost Averaging Program or Account Value in the Fixed Interest Account must be allocated to the same Divisions as your most recent allocations for purchase payments. The Rebalancer is available in GMIB Max and the EDB Max and in Option (A). Only the Conservative and Conservative to Moderate Models of Index Selector are available in Option (A). Index Selector is not available if You choose Option (B).
Your purchase payments and transfer requests must be allocated in accordance with the limitations in Appendix A. We will reject any purchase payments or transfer requests that do not comply with these limitations.
Rebalancing. If You choose to allocate according to Option (B) as described in Appendix A, we will rebalance your Account Value on a quarterly basis based on your most recent allocation of purchase payments that complies with these allocation limitations. We will also rebalance your Account Value when we receive a subsequent purchase payment that is accompanied by new allocation instructions (in addition to the quarterly rebalancing). We will first rebalance your Account Value on the date that is three months from the optional benefit issue date; provided however, if a quarterly rebalancing date occurs on the 29th, 30th or 31st of a month, we will instead rebalance on the first day of the following month. We will subsequently rebalance your Account Value on each quarter thereafter on the same day. In addition, if a quarterly rebalancing date is not a business day, the reallocation will occur on the next business day. Withdrawals from the Contract will not result in rebalancing on the date of withdrawal. The rebalancing requirement described above does not apply if You choose to allocate according to Option (A) above.
Changing Allocation Instructions. You may change your purchase payment allocation instructions under Option (B) at any time by providing notice to us at our Administrative Office, or any other method acceptable to us, provided that such instructions comply with the allocation limits described in Appendix A. If You provide new allocation instructions for purchase payments and if these instructions conform to the allocation limits described under Option (B), then we will rebalance in accordance with the revised allocation instructions. Any future purchase payment, Enhanced Dollar Cost Averaging Program balance transfer, Equity Generator transfer, Allocator transfer, and quarterly rebalancing allocations will be automatically updated in accordance with these new instructions.
Transfers. Please note that any transfer request must result in an Account Value that meets the allocation limits described in Appendix A. Any transfer request will not cause your allocation instructions to change unless You provide us with separate instructions at the time of transfer.
Investment Allocation and Other Purchase Payment Restrictions for the GLWB
If You elected the GLWB optional benefit, You must comply with certain investment allocation restrictions for GLWB as described in Appendix A. You may also allocate purchase payments to the EDCA program, provided that your destination investment choices are one or more of the investment choices listed in Appendix A. If You elected the GLWB, You may not participate in other dollar cost averaging programs or choose any of the automated investment strategies.
Restrictions on Investment Allocations After the GLWB Optional Benefit Terminates. If You elected the GLWB optional benefit and it terminates, the investment allocation restrictions for GLWB described in Appendix A will no longer apply and You will be permitted to allocate subsequent purchase payments or transfer Account Value to any of the available investment choices, but not to the Fixed Interest Account. For information on the termination of the GLWB optional benefit, see the description of the GLWB in the “Living Benefits — Guaranteed Lifetime Withdrawal Benefit” section.
Subsequent Purchase Payments. Subsequent purchase payments must be allocated in accordance with the investment allocation restrictions for GLWB described in Appendix A.
Restrictions on Subsequent Purchase Payments. For Contracts issued in all states, generally, You may not make subsequent purchase payments, except that we will permit You to make a subsequent purchase payment when either of the following conditions apply to your Contract: (a) your Account Value is below the minimum described in “When We Can Cancel Your Contract”; or (b) the optional benefit charge is greater than your Account Value.
Optional Enhanced Dollar Cost Averaging Program. You may allocate purchase payments to the Enhanced Dollar Cost Averaging Program. If You choose to allocate a purchase payment to the Enhanced Dollar Cost Averaging Program then You must allocate the entire purchase payment to that program. Any transfer from an Enhanced Dollar Cost Averaging Program balance must be allocated in accordance with investment allocation restrictions for GLWB described in Appendix A. In addition, unless you provide us with different instructions, if You made previous purchase payments before allocating a purchase payment to the Enhanced Dollar Cost Averaging Program, all transfers from the Enhanced Dollar Cost Averaging Program must be allocated to the same Divisions as your most recent allocations for purchase payments.
Your purchase payments and transfer requests must be allocated in accordance with investment allocation restrictions for GLWB described in Appendix A. We will reject any purchase payments or transfer requests that do not comply with these investment allocation restrictions.
Rebalancing. We will rebalance your Account Value on a quarterly basis based on your most recent allocation of purchase payments that complies with the investment allocation restrictions for GLWB described in Appendix A. We will also rebalance your Account Value when we receive a subsequent purchase payment that is accompanied by new allocation instructions (in addition to the quarterly rebalancing). We will first rebalance your Account Value on the date that is three months from the optional benefit issue date; provided however, if a quarterly rebalancing date occurs on the 29th, 30th or 31st of a month, we will instead rebalance on the first day of the following month. We will subsequently rebalance your Account Value on each quarter thereafter on the same day. In addition, if a quarterly rebalancing date is not a business day, the reallocation will occur on the next business day. Withdrawals from the Contract will not result in rebalancing on the date of withdrawal.
Changing Allocation Instructions. You may change your purchase payment allocation instructions at any time by providing notice to us at our Administrative Office, or any other method acceptable to us, provided that such instructions comply with the investment allocation restrictions for GLWB described in Appendix A. If You provide new allocation instructions for purchase payments and if these instructions conform to these allocation limits described, then we will rebalance in accordance with the revised allocation instructions. Any future purchase payment, Enhanced Dollar Cost Averaging Program balance transfer and quarterly rebalancing allocations will be automatically updated in accordance with these new instructions.
Transfers. Please note that any transfer request must result in an Account Value that meets the investment allocation restrictions for GLWB described in Appendix A. Any transfer request will not cause your allocation instructions to change unless You provide us with separate instructions at the time of transfer.
GLWB Additional Information. We will determine whether a Division is classified as a Platform 1 or Platform 2 Division. The investment choices for GLWB in each Platform are included in Appendix A. We may determine or change the classification of a Division, in the event a Division or its underlying investment option, is added, deleted, substituted, merged or otherwise reorganized. In that case, any change in classification will only take effect as to your Contract in the event you make a new purchase payment or request a transfer among Divisions. We will provide you with prior written notice of any changes in classification of Divisions.
Portfolios
Account Value allocated to a Division will vary based on the investment experience of the corresponding Portfolio in which the Division invests. There is a risk of loss of the entire amount invested. Information regarding the Portfolio investments available under your Contract, including each Portfolio’s (i) name; (ii) type (e.g., money market fund, bond fund, balanced fund, etc.) or a brief statement concerning its Portfolio type; (iii) investment adviser and any sub-investment adviser; (iv) current expenses and (v) performance is available in Appendix A to this Prospectus.
Each Portfolio has different investment objectives and risks. The Portfolio prospectuses contain more detailed information on each Portfolio’s investment strategy, investment managers and its fees. You may obtain a Portfolio prospectus by going online to metlife/tahd/MET000257, by calling (800)638-7732 or through your registered representative. We do not guarantee the investment results of the Portfolios.
Investment Choices Which Are Fund of Funds
Each of the following portfolios available within Brighthouse Trust I and Brighthouse Trust II is a “fund of funds”:
American Funds® Balanced Allocation Portfolio
American Funds® Aggressive Allocation Portfolio
American Funds® Moderate Allocation Portfolio
Brighthouse Asset Allocation 20 Portfolio
Brighthouse Asset Allocation 40 Portfolio
Brighthouse Asset Allocation 60 Portfolio
Brighthouse Asset Allocation 80 Portfolio
Brighthouse Asset Allocation 100 Portfolio
MetLife Multi-Index Targeted Risk Portfolio
SSGA Growth ETF Portfolio
SSGA Growth and Income ETF Portfolio
“Fund of funds” Portfolios invest substantially all of their assets in other portfolios or, with respect to the SSGA Growth ETF Portfolio and the SSGA Growth and Income ETF Portfolio, other exchange-traded funds (“underlying ETFs”). Therefore, each of these Portfolios will bear its pro rata share of the fees and expenses incurred by the underlying portfolios or underlying ETFs in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the fund of funds Portfolios. The expense levels will vary over time, depending on the mix of underlying portfolios or underlying ETFs in which the fund of funds Portfolio invests. You may be able to realize lower aggregate expenses by investing directly in the underlying portfolios and underlying ETFs instead of investing in the fund of funds Portfolios, if such underlying portfolios or underlying ETFs are available under the Contract. However, no underlying ETFs and only some of the underlying portfolios are available under the Contract.

Additional Information About the Portfolios
Some of the investment choices may not be available under the terms of your Contract. The Contract or other correspondence we provide You will indicate the Divisions that are available to You. Your investment choices may be limited because:
- Your employer, association or other group contract holder limits the available Divisions
- We have restricted the available Divisions
- Some of the Divisions are not approved in your state.
The Divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of either Brighthouse Trust I, Brighthouse Trust II, or the American Funds®, invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and are reinvested. Therefore, no dividends are distributed to You under the Contracts. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account’s purchase or sale of these mutual fund shares. The Portfolios of Brighthouse Trust I, Brighthouse Trust II, and the American Funds® are made available only through various insurance company annuities and life insurance policies.
Brighthouse Trust I, Brighthouse Trust II, and the American Funds® are each “series” type funds registered with the Securities and Exchange Commission as an “open-end management investment company” under the 1940 Act. A “series” fund means that each Portfolio is one of several available through the fund.
The Portfolios of Brighthouse Trust I and Brighthouse Trust II pay Brighthouse Investment Advisers, LLC, a monthly fee for its services as their investment manager. The Portfolios of the American Funds® pay Capital Research and Management Company a monthly fee for its services as their investment manager. These fees, as well as the operating expenses paid by each Portfolio, are described in the applicable prospectus and Statement of Additional Information (“SAI”) for Brighthouse Trust I, Brighthouse Trust II, and the American Funds®.
The Portfolios listed below are managed in a way that is intended to minimize volatility of returns (referred to as a “managed volatility strategy”):
(a)
JPMorgan Global Active Allocation Portfolio
(b)
MetLife Multi-Index Targeted Risk Portfolio
Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors or general market conditions. Bond prices may fluctuate because they move in the opposite direction of interest rates. Foreign investing carries additional risks such as currency and market volatility. A managed volatility strategy is designed to reduce volatility of returns to the above Portfolios from investing in stocks and bonds. This strategy seeks to reduce such volatility by “smoothing” returns, which may result in a Portfolio outperforming the general securities market during periods of flat or negative market performance, and underperforming the general securities market during periods of positive market performance. This means that in periods of high market volatility, this managed volatility strategy could limit your participation in market gains; this may conflict with your investment objectives by limiting your ability to maximize potential growth of your Account Value and, in turn, the value of any guaranteed benefit that is tied to investment performance. Other Portfolios may offer the potential for higher returns.

If You elect certain optional riders, You will be subject to investment allocation restrictions that include these Portfolios. This is intended in part to reduce the risk of investment losses that could require us to use our own assets to make payments in connection with the guarantees under those riders. You pay an additional fee for a guaranteed benefit which, in part, pays for protecting the rider benefit base from investment losses. Since the rider benefit base does not decrease as a result of investment losses, a managed volatility strategy might not provide meaningful additional benefit to You. Please see the Portfolio prospectuses for more information in general, as well as more information about the managed volatility strategy.
Certain Payments We Receive with Regard to the Portfolios. An investment manager or sub-investment manager of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Contracts and, in the Company’s role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Contract Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolios’ prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.
Additionally, an investment manager or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment managers or sub-investment manager (or its affiliate) with increased access to persons involved in the distribution of the Contracts. Underlying investment managers or sub-investment managers may have an incentive to promote their underlying funds at these sales meetings and thereby receive greater compensation based on assets under management.
As of December 31, 2024, approximately 86% of Portfolio assets held in Separate Accounts of Metropolitan Life Insurance Company and its affiliates were allocated to Portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II. We and certain of our affiliated companies have entered into agreements with Brighthouse Investment Advisers, LLC, Brighthouse Funds Trust I and Brighthouse Funds Trust II whereby we receive payments for certain administrative, marketing and support services described in the previous paragraphs. Currently, the Portfolios in Brighthouse Trust I and Brighthouse Trust II are only available in variable annuity contracts and variable life insurance policies issued by Metropolitan Life Insurance Company and its affiliates, as well as Brighthouse Life Insurance Company and its affiliates. Should we or Brighthouse Investment Advisers, LLC decide to terminate the agreements, we would be required to find alternative Portfolios which could have higher or lower costs to the Contract Owner. In addition, the amount of payments we receive could cease or be substantially reduced which may have a material impact on our financial statements.
Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act. A Portfolio’s 12b-1 Plan, if any, is described in more detail in the prospectuses for the Portfolios. See the “Table of Expenses” and “Who Sells the Contracts.” Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor, MetLife Investors Distribution Company (“MLIDC”). Payments under a Portfolio’s 12b-1 Plan decrease the Portfolios’ investment returns.
Portfolio Selection. We select the Portfolios offered through this Contract based on a number of criteria, including asset class coverage, the strength of the investment manager’s or sub-investment manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Other factors we consider during the selection process are whether the Portfolios’ investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised or sub-advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised or sub-advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers of Account Value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Contract Owners. In some cases, we have included Portfolios based on recommendations made by selling firms. These selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of Account Value to such Portfolios.
We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Account Value of your Contract resulting from the performance of the Portfolio You have chosen.
THE ANNUITY CONTRACT
This Prospectus describes the following Contracts under which You can accumulate money:
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Non-Qualified
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Traditional IRAs (Individual Retirement Annuities)
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Roth IRAs (Roth Individual Retirement Annuities)
Optional Automated Investment Strategies, Optional Dollar Cost Averaging and Optional Enhanced Dollar Cost Averaging Programs
There are two optional automated investment strategies (Rebalancer® and The Index Selector®), two optional dollar cost averaging programs (the Equity Generator® and the AllocatorSM), and an optional Enhanced Dollar Cost Averaging Program available to You. We created these investment strategies and programs to help You manage your money. You decide if one is appropriate for You, based upon your risk tolerance and savings goals. Also, the strategies and programs were designed to help You take advantage of the tax deferred status of a Non-Qualified annuity. The following restrictions apply:
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The Enhanced Dollar Cost Averaging Program is not available to the B Plus and the C Class Contracts or to purchase payments which consist of money exchanged from other MetLife or its affiliates’ annuities.
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The Equity Generator® and the AllocatorSM dollar cost averaging programs are not available in C Class Contracts or Contracts issued in New York State and Washington State with any living benefit or an EDB. The Equity Generator® and the AllocatorSM dollar cost averaging programs are not available with the GWB v1 or the GLWB optional benefits.
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The Index Selector® is not available for the GMIB Plus IV, the EDB III, the GMIB Plus III and the EDB II if You choose the Option (B) Investment Allocation Restrictions as described Appendix A under “Investment Allocation Restrictions for the GMIB Plus IV, the EDB III, the GMIB Plus III and the EDB II”. The Moderate to Aggressive and Aggressive Models are not available with the EDB III, the GMIB Plus IV, the EDB II or the GMIB

Plus III. The Index Selector® is not available if You choose the GMIB Max, the EDB Max, the GWB v1 or the GLWB optional benefits.
●
For the GMIB Plus IV, the EDB III, the GMIB Plus III and the EDB II Quarterly rebalancing is automatic if You choose the Option (B) Investment Allocation Restrictions as described Appendix A under “Investment Allocation Restrictions for the GMIB Plus IV, the EDB III, the GMIB Plus III and the EDB II” or if You elect the GLWB.
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You may only have one of the Index Selector®, Equity Generator® or AllocatorSM in effect at any time.
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You may have the Enhanced Dollar Cost Averaging Program and either the Index Selector® or Rebalancer® in effect at the same time, but You may not have the Enhanced Dollar Cost Averaging Program in effect at the same time as the Equity Generator® or the AllocatorSM.
These features are available to You without any additional charges. As with any investment program, none of them can guarantee a gain — You can lose money. We may modify or terminate any of the strategies at any time.
Dollar Cost Averaging and Enhanced Dollar Cost Averaging Programs
If You make a subsequent purchase payment while a dollar cost averaging program or the Enhanced Dollar Cost Averaging program is in effect, we will not allocate the subsequent purchase payment to the dollar cost averaging program or the Enhanced Dollar Cost Averaging program unless You tell us to do so. Instead, unless You previously provided different allocation instructions for future purchase payments or provide new allocation instructions with the payment, we will allocate the subsequent purchase payment directly to the same destination Divisions You selected under the dollar cost averaging program or the Enhanced Dollar Cost Averaging program. Any purchase payments received after the dollar cost averaging program or Enhanced Dollar Cost Averaging program has ended will be allocated as described in “Purchase Payments — Allocation of Purchase Payments.”
The Equity Generator®: An amount equal to the interest earned in the Fixed Interest Account is transferred on the day of the month that is the same as the Contract Anniversary date (e.g., the 10th, 11th, etc.), to any Division(s), based on your selection. If the Contract Anniversary day is the 29th, 30th or 31st of the month, transfers are made on the first day of the next month. If the scheduled transfer date occurs on a date the Exchange is closed, the transfer will be made on the next date the Exchange is open. If your Account Value in the Fixed Interest Account at the time of a scheduled transfer is zero, this strategy is automatically discontinued. There is no additional charge for electing the Equity Generator®. For example, if you elected the Equity Generator® and $1,000 of interest was credited to your account each month, then the $1,000 of interest would be transferred from the Fixed Interest Account to the specified Division every month for a 12 month period.
The AllocatorSM: Each month a dollar amount You choose is transferred from the Fixed Interest Account to any of the Divisions You choose. You select the day of the month (other than the 29th, 30th or 31st of the month) and the number of months over which the transfers will occur. If the scheduled transfer date occurs on a date the Exchange is closed, the transfer will be made on the next date the Exchange is open. A minimum periodic transfer of $50 is required. Once your Account Value in the Fixed Interest Account is exhausted, this strategy is automatically discontinued. There is no additional charge for electing the AllocatorSM. For example, you may elect to have $100 a month transferred of the 15th of the month from the Fixed Interest Account to a Division for a period of two years.
Enhanced Dollar Cost Averaging Program: Each month, for a specified period, for example three, six or twelve months, a portion of a specified dollar amount of a purchase payment that You have agreed to allocate to the Enhanced Dollar Cost Averaging Program will be transferred from the program to any of the Divisions You choose, unless your destination Division is restricted because You have elected certain optional benefits or the Index

Selector® . While amounts are in the program, we may credit them with a higher rate than that declared for the Fixed Interest Account in general. (Amounts in the Enhanced Dollar Cost Averaging Program are in our Fixed Interest Account. For convenience, we may refer to it as “the program” or the “Enhanced Dollar Cost Averaging Program balance” to avoid confusion with the Fixed Interest Account in general.) The transferred amount will be equal to the amount allocated to the program divided by the number of months in the program. The interest attributable to your Enhanced Dollar Cost Averaging Program is transferred separately in the month after the last scheduled payment. Transfers from the Enhanced Dollar Cost Averaging Program to the Separate Account begin on any day we receive your payment and the Exchange is open, other than the 29th, 30th or 31st of the month. If purchase payments are received on those days, transfers begin on the first day of the next month. Subsequent transfers will be made on the same day in succeeding months. If the scheduled transfer date occurs on a date the Exchange is not open, the transfer will be deducted from the Enhanced Dollar Cost Averaging Program on the selected day but will be applied to the Divisions on the next day the Exchange is open. Enhanced Dollar Cost Averaging Program interest will not be credited on the transferred amount between the selected day and the next day the Exchange is open. Transfers are made on a first-in-first-out basis.
If a subsequent purchase payment is allocated to the program, that subsequent payment will receive the enhanced program interest rate in effect on that date. The allocation of a subsequent purchase payment to the program increases the dollar amount transferred each month. We determine the increase in your monthly dollar amount by dividing your new allocation by the number of months in the program You chose. Your existing monthly transfer amount is then increased by this additional amount to determine the total new dollar amount to be transferred each month. Then, the time period for the transfer of a specific purchase payment and interest attributable to that purchase payment will be accelerated. Your Enhanced Dollar Cost Averaging Program will terminate on the date of the last transfer.
If You cancel your participation in the Enhanced Dollar Cost Averaging Program, or if we receive notification of your death, your participation in the Enhanced Dollar Cost Averaging Program will be terminated and, unless You specify otherwise, all money remaining in your Enhanced Dollar Cost Averaging Program account will be transferred to the Division(s) in accordance with the percentages You have chosen for the Enhanced Dollar Cost Averaging Program. We may impose minimum purchase payments and other restrictions to utilize this program.
For Contracts issued in New York state. If You decide You no longer want to participate in the Enhanced Dollar Cost Averaging Program, or if we receive notification of your death, your participation in the Enhanced Dollar Cost Averaging Program will be terminated and, unless You specify otherwise, all money remaining in your Enhanced Dollar Cost Averaging Program account will be transferred to the Fixed Interest Account (for contracts issued prior to August 20, 2012 without a living benefit rider or EDB), the BlackRock Ultra-Short Term Bond Division (for Contracts issued prior to August 20, 2012 with a living benefit rider or EDB), or to the Division(s) in accordance with the percentages You have chosen for the Enhanced Dollar Cost Averaging Program (for Contracts issued on or after August 20, 2012).

Example:
		Date	Amount	EDCA 6-Month Program Interest Rate	Amount Transferred from EDCA Fixed Interest Account to Selected Division(s)
A	Enhanced Dollar Cost Averaging Program (“EDCA”) 6-Month Program Initial purchase payment	5/1	$12,000*	3.00%	$2,000*
B		6/1			$2,000
C		7/1			$2,000
D	EDCA 6-Month Program Subsequent purchase payment	8/1	$18,000**	1.00%	$5,000**
E		9/1			$5,000
F		10/1			$5,000
G		11/1			$5,000
H		12/1			$4,058.22
*
$2,000/month to be transferred from first purchase payment of $12,000 divided by 6 months.
**
Additional $3,000/month to be transferred from subsequent purchase payment of $18,000 divided by 6 months. Amounts transferred are from the oldest purchase payment and its interest, and so forth, until the EDCA balance is exhausted.
The example is hypothetical and is not based upon actual previous or current rates.
The AllocatorSM, Equity Generator® and the Enhanced Dollar Cost Averaging Program are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, You should consider whether You can continue the strategy through periods of fluctuating prices.
Upon notice of death, your participation in any dollar cost averaging program is terminated.
Optional Automated Investment Strategies
The Rebalancer®: You select a specific asset allocation for your entire Account Value from among the Divisions and the Fixed Interest Account, if available, on an annual, semi-annual, quarterly or monthly frequency. Each month (as applicable, based on the frequency You select), on the day of the month that is the same as the Contract Anniversary date (e.g., the 10th, 11th, etc.), we transfer amounts among these options to bring the percentage of your Account Value in each option back to your original allocation. If the Contract Anniversary day is the 29th, 30th or 31st of the month, transfers are made on the first day of the next month. If the scheduled transfer date occurs on a date the Exchange is closed, the transfer will be made on the next date the Exchange is open. You may utilize the Rebalancer with the Enhanced Dollar Cost Averaging Program, provided that 100% of your Account Value (other than amounts in the Enhanced Dollar Cost Averaging Program) is allocated to this strategy. There is no additional charge for electing the Rebalancer. For example, if you allocated 25% among four Divisions then on a quarterly basis, we will transfer amounts among those four Divisions so that 25% of your Account Value is in each such Division.
The Index Selector ®: You may select one of five asset allocation models (the Conservative Model, the Conservative to Moderate Model, the Moderate Model, the Moderate to Aggressive Model and the Aggressive Model) which are designed to correlate to various risk tolerance levels. Based on the model You choose, your entire Account Value is divided among the MetLife Aggregate Bond Index, MetLife Stock Index, MetLife MSCI EAFE ® Index, MetLife Russell 2000 ® Index, MetLife Mid Cap Stock Index Divisions and the Fixed Interest Account (or the BlackRock Ultra-Short Term Bond Division where the Fixed Interest Account is not available). Every three months, on the day of the month that is the same as the Contract Anniversary date (e.g., the 10th, 11th, etc.), the percentage in each of these Divisions and the Fixed Interest Account (or the BlackRock Ultra-Short Term Bond Division) is brought back to the selected model percentage by transferring amounts among the Divisions and the Fixed Interest Account. If the Contract Anniversary day is the 29th, 30th or 31st of the month, transfers are made on the first day of the next month. If the scheduled transfer date occurs on a date the Exchange is closed, the transfer will be made on the next date the Exchange is open.
For example, if you chose the Conservative Model, then on a quarterly basis we would transfer amounts in the Divisions and the Fixed Interest Account so that the balances in each reflect the selected Conservative Model percentage.
You may participate in the Enhanced Dollar Cost Averaging Program if You choose the Index Selector, as long as your destination Divisions are those in the Index Selector model You have selected.
If You utilize the Index Selector strategy, 100% of your initial and future purchase payments (other than amounts in the Enhanced Dollar Cost Averaging Program) must be allocated to the asset allocation model You choose. Any allocation to a Division not utilized in the asset allocation model You choose (other than amounts in the Enhanced Dollar Cost Averaging Program) will immediately terminate the Index Selector strategy.
We will continue to implement the Index Selector strategy using the percentage allocations of the model that were in effect when You elected the Index Selector strategy. You should consider whether it is appropriate for You to continue this strategy over time if your risk tolerance, time horizon or financial situation changes. This strategy may experience more volatility than our other strategies. We provide the elements to formulate the models. We may rely on a third party for its expertise in creating appropriate allocations.
The asset allocation models used in the Index Selector strategy may change from time to time. If You are interested in an updated model, please contact your sales representative.
You may choose another Index Selector strategy or terminate your Index Selector strategy at any time. If You choose another Index Selector strategy, You must select from the asset allocation models available at that time. After termination, if You then wish to again select the Index Selector strategy, You must select from the asset allocation models available at that time. There is no additional charge for electing the Index Selector. For example, if you chose the Conservative Model, then on a quarterly basis we would transfer amounts in the Divisions and the Fixed Interest Account so that the balances in each reflect the selected Conservative Model percentage.
The charts in Appendix A under “Optional Automated Investment Strategies, Optional Dollar Cost Averaging and Optional Enhanced Dollar Cost Averaging Programs” summarize the availability of the Dollar Cost Averaging, Enhanced Dollar Cost Averaging, Equity Generator, Allocator, Rebalancer and Index Selector.

We will terminate all transactions under any automatic investment strategy upon notification of your death.
Purchase Payments
We reserve the right to reject any purchase payment.
A purchase payment is the money You give us to invest in the Contract. The initial purchase payment is due on the date the Contract is issued. You may also be permitted to make subsequent purchase payments. Initial and subsequent purchase payments are subject to certain requirements. These requirements are explained below. We may restrict your ability to make subsequent purchase payments. The manner in which subsequent purchase payments may be restricted is discussed below.
General Requirements for Purchase Payments. The following requirements apply to initial and subsequent purchase payments (there may be restrictions on subsequent purchase payments as noted on the following page).
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The B Class and R Class minimum initial purchase payment is $5,000 for the Non-Qualified Contract.
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The B Class and R Class minimum initial purchase payment is $2,000 for the Traditional IRA and Roth IRA Contracts.
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The minimum initial purchase payment through debit authorization for the B Class and R Class Non-Qualified Contract is $500.
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The minimum initial purchase payment through debit authorization for the B Class and R Class Traditional IRA and Roth IRA is $100.
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The B Plus Class Contract minimum initial purchase payment $10,000.
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The C Class and L Class minimum initial purchase payment is $25,000.
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We reserve the right to accept amounts transferred from other annuity contracts that meet the initial minimum purchase payment requirement at the time of the transfer request, but, at the time of receipt in Good Order, do not meet such requirement because of loss in market value.
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If You purchased the Contract as the Beneficiary of a deceased person’s IRA, purchase payments must consist of monies which are direct transfers (as defined under the tax law) from other IRA contracts in the name of the same decedent.
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You may continue to make purchase payments while You receive Systematic Withdrawal Program payments unless your purchase payments are made through debit authorization.
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The minimum subsequent purchase payment for all Contracts is $500, except for debit authorizations, where the minimum subsequent purchase payment is $100, or any amount we are required to accept under applicable tax law.
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We will also accept at least once every 24 months any otherwise allowable contribution to your Traditional IRA or Roth IRA provided it is at least $50.
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We will issue the B, C, L or R Class Contract to You before your 86th birthday. We will issue the B Plus Class Contract to You before your 81st birthday. We will accept your purchase payments until the oldest Contract Owner or Joint Contract Owner (or the Annuitant if the Contract Owner is a non-natural person) reaches age 91.
The chart below summarizes the minimum initial and subsequent purchase payments for each Contract class:

	B Class	B Plus Class	C Class	L Class	R Class
Initial purchase payment	$5,000 ($2,000: Traditional IRA and Roth IRA)	$10,000	$25,000	$25,000	$5,000 ($2,000: Traditional IRA and Roth IRA)
Subsequent purchase payment	$500	$500	$500	$500	$500
	(or any amount we are required to accept under applicable tax law)
Debit Authorizations
Initial	$500 ($100: Traditional IRA and Roth IRA)	$10,000	$25,000	$25,000	$500 ($100: Traditional IRA and Roth IRA)
Subsequent	$100	$100	$100	$100	$100
	(or any amount we are required to accept under applicable tax law)
Restrictions on Subsequent Purchase Payments. We may restrict your ability to make subsequent purchase payments. We will notify You in advance if we impose restrictions on subsequent purchase payments. You and your registered representative should carefully consider whether our ability to restrict subsequent purchase payments is consistent with your investment objectives.
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Purchase payments may be limited by Federal tax laws or regulatory requirements.
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The maximum total purchase payments for the Contract is $1,000,000, without prior approval from us.
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We reserve the right to restrict purchase payments to the Fixed Interest Account, if available, and the Enhanced Dollar Cost Averaging Program if (1) the interest rate we credit in the Fixed Interest Account is equal to the guaranteed minimum rate as stated in your Contract; or (2) your Account Value in the Fixed Interest Account and Enhanced Dollar Cost Averaging Program balance is equal to or exceeds our maximum for Fixed Interest Account allocations (e.g., $1,000,000).
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We reserve the right to reject any purchase payment and to limit future purchase payments. This means that we may restrict your ability to make subsequent purchase payments for any reason, subject to applicable requirements in your state. We may make certain exceptions to restrictions on subsequent purchase payments in accordance with our established administrative procedures.
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Certain optional benefits have current restrictions on subsequent purchase payments that are described in more detail above. For more information, see these subsections above: “Your Investment Choices  —  Investment Allocation Restrictions For Certain Optional Benefits  —  Investment Allocation and Other Purchase Payment Restrictions for the GMIB Max, the EDB Max and the GWB v1”; “Your Investment Choices  —  Investment Allocation Restrictions For Certain Optional Benefits  —  Investment Allocation and Other Purchase Payment Restrictions for the GMIB Plus IV, the EDB III, the GMIB Plus III and the EDB II,” and “Your Investment Choices  —  Investment Allocation Restrictions For Certain Optional Benefits  —  Investment Allocation and Other Purchase Payment Restrictions for the GLWB.”
Allocation of Purchase Payments
You decide how your money is allocated among the Fixed Interest Account, if available, the Enhanced Dollar Cost Averaging (EDCA) Program, if available, the Dollar Cost Averaging (DCA) Program, if available, and the Divisions. If You make a subsequent purchase payment while a Dollar Cost Averaging Program or the Enhanced Dollar Cost Averaging Program is in effect, we will not allocate the subsequent purchase payment to a Dollar Cost Averaging Program or the Enhanced Dollar Cost Averaging program unless You tell us to do so. Instead, unless You give us other instructions, we will allocate the additional purchase payment directly to the same Divisions You selected under the Enhanced Dollar Cost Averaging program or Dollar Cost Averaging program. If You terminate your participation in optional benefits which have allocations to specific Divisions, You will remain invested in the same Divisions until You request allocations to different Divisions. (See “The Annuity Contract — Dollar Cost Averaging and Enhanced Dollar Cost Averaging Programs.”) You may not choose more than 18 funding choices at the time your initial purchase payment is allocated among the funding choices. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. Unless we have a record of your request to allocate future purchase payments to more than 18 funding choices, You may not choose more than 18 funding choices at the time your subsequent purchase payment is allocated among the funding choices. You may also specify an effective date for the change as long as it is within 30 days after we receive the request. See “Your Investment Choices — Investment Allocation Restrictions For Certain Optional Benefits”, “Optional Death Benefits” and “Living Benefits” for allocation restrictions if You elect certain optional benefits. Allocation of all purchase payments must be in whole dollar amounts or in full percentages. For example, you may not allocate 33 1∕3% of your purchase payment to any Division.
Debit Authorizations
You may elect to have purchase payments made automatically. With this payment method, your bank deducts money from your bank account and makes the purchase payment for You.
The Value of Your Investment
We use the term “experience factor” to describe investment performance for a Division. We calculate Accumulation Unit Values once a day on every day the Exchange is open for trading. We call the time between two consecutive Accumulation Unit Value calculations the “Valuation Period.” We have the right to change the basis for the Valuation Period, on 30 days’ notice, as long as it is consistent with law. All purchase payments and transfers are valued as of the end of the Valuation Period during which the transaction occurred.
The experience factor changes from Valuation Period to Valuation Period to reflect the upward or downward performance of the assets in the underlying Portfolios. The experience factor is calculated as of the end of each Valuation Period using the net asset value per share of the underlying Portfolio. The net asset value includes the per share amount of any dividend or capital gain distribution paid by the Portfolio during the current Valuation Period, and subtracts any per share charges for taxes and reserve for taxes. We then divide that amount by the net asset value per share as of the end of the last Valuation Period to obtain a factor that reflects investment performance. We then subtract a charge for each day in the Valuation Period which is the daily equivalent of the Separate Account charge. This charge varies, depending on the class of the Deferred Annuity.
Accumulation Units are credited to You when You make purchase payments or transfers into a Division. When You withdraw or transfer money from a Division (as well as when we apply the Annual Contract Fee and, if selected, the charges for an EDB, a GMIB, a GWB or a GLWB), Accumulation Units are liquidated. We determine the number of Accumulation Units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.
This is how we calculate the Accumulation Unit Value for each Division:
Step 1:
First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;
Step 2:
Next, we subtract the daily equivalent of the Separate Account charge (for the class of the Contract You have chosen, including any optional benefits where the charge is assessed on the Separate Account) for each day since the last Accumulation Unit Value was calculated;
Step 3:
Finally, we multiply the previous Accumulation Unit Value by this result.
Examples
Calculating the Number of Accumulation Units
Assume You make a purchase payment of $500 into one Division and that Division’s Accumulation Unit Value is currently $10.00. You would be credited with 50 Accumulation Units.
$500	=	50 Accumulation Units
$10
Calculating the Accumulation Unit Value
Assume yesterday’s Accumulation Unit Value was $10.00 and the number we calculate for today’s investment experience (minus charges) for an underlying Portfolio is 1.05 (Step 1 and Step 2 described above).
Today’s Accumulation Unit Value is $10.50 ($10.00 x 1.05 = $10.50 is the new Accumulation Unit Value.) The value of your $500 investment is then $525 (50 x $10.50 = $525) (Step 3 described above).
However, assume that today’s investment experience (minus charges) is .95 instead of 1.05. Today’s Accumulation Unit Value is $9.50 ($10.00 x .95 = $9.50 is the new Accumulation Unit Value.) The value of your $500 investment is then $475 (50 x $.950 = $475).
Transfer Privilege
You may make tax-free transfers among Divisions or between the Divisions and the Fixed Interest Account, if available. Each transfer must be at least $500 or, if less, your entire balance in a Division (unless the transfer is in connection with an automated investment strategy or the Enhanced Dollar Cost Averaging Program). You may not make a transfer to more than 18 funding options at any one time if this request is made through our telephone voice response system or by Internet. A request to transfer to more than 18 funding options may be made by calling our Administrative Office. For us to process a transfer, You must tell us:
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The percentage or dollar amount of the transfer;
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The Divisions (or Fixed Interest Account) from which You want the money to be transferred;
●
The Divisions (or Fixed Interest Account) to which You want the money to be transferred; and
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Whether You intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.
We reserve the right to restrict transfers to the Fixed Interest Account (if otherwise available) if (1) the interest rate we credit in the Fixed Interest Account is equal to the guaranteed minimum rate as stated in your Contract; or (2) your Account Value in the Fixed Interest Account is equal to or exceeds our maximum for Fixed Interest Account allocations (i.e., $1,000,000). If such restriction occurs, we will notify You of such change.
Please see Appendix A and “Your Investment Choices — Investment Allocation Restrictions For Certain Optional Benefits” for transfer restrictions in effect if You have the EDB Max V, the EDB Max IV, the EDB Max III, the EDB

Max II, the EDB III, the EDB II, the GMIB Max V, the GMIB Max IV, the GMIB Max III, the GMIB Max II, the GMIB Plus IV, the GMIB Plus III, the GWB v1 or the GLWB.
For additional transfer restrictions, see “General Information — Valuation — Suspension of Payments.”
Your transfer request must be in Good Order and completed prior to the close of the Exchange (generally 4:00 p.m. Eastern Time) on a business day, if You want the transaction to take place on that day. All other transfer requests in Good Order will be processed on our next business day. We may require You to use our original forms.
Restrictions on Transfers
Restrictions on Frequent Transfers/Reallocations. Frequent requests from Contract Owners to make transfers/ reallocations may dilute the value of a Portfolio’s shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio’s share price (“arbitrage trading”). Frequent transfers/reallocations involving arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Contract Owners and other persons who may have an interest in the Contracts (e.g., Annuitants and Beneficiaries).
We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be present in the international, small-cap, and high-yield portfolios (the “Monitored Portfolios”). These Monitored Portfolios are:
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American Funds Global Small Capitalization Fund
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American Funds Growth-Income Fund
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Baillie Gifford International Stock Portfolio
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Brighthouse/Dimensional International Small Company Portfolio
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Brighthouse/Eaton Vance Floating Rate Portfolio
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Brighthouse/Templeton International Bond Portfolio
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CBRE Global Real Estate Portfolio
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Harris Oakmark International Portfolio
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Invesco Global Equity Portfolio
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Invesco Small Cap Growth Portfolio
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JPMorgan Small Cap Value Portfolio
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Loomis Sayles Global Allocation Portfolio
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Loomis Sayles Small Cap Core Portfolio
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MetLife MSCI EAFE® Index Portfolio
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MetLife Russell 2000® Index Portfolio
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MFS® Research International Portfolio
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Neuberger Berman Genesis Portfolio
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SSGA Emerging Markets Enhanced Index Portfolio

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T. Rowe Price Small Cap Growth Portfolio
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VanEck Global Natural Resources Portfolio
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Western Asset Management Strategic Bond Opportunities Portfolio
We monitor transfer/reallocation activity in those Monitored Portfolios. In addition, as described below, we intend to treat all American Funds Insurance Series ® Portfolios (“American Funds Portfolios”) as Monitored Portfolios. We employ various means to monitor transfer/reallocation activity, such as examining the frequency and size of transfers/reallocations into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12-month period there were, (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current Account Value; and (3) two or more “round-trips” involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/ reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria. We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer/reallocation activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion.
As a condition to making their portfolios available in our products, American Funds ® requires us to treat all American Funds portfolios as Monitored Portfolios under our current frequent transfer/reallocation policies and procedures. Further, American Funds® requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer/reallocation activity in American Funds portfolios to determine if there were two or more transfers/reallocations in followed by transfers/ reallocations out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds® monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all reallocation/transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current frequent transfer/reallocation policies, procedures and restrictions (described below) and reallocation/transfer restrictions may be imposed upon a violation of either monitoring policy.
Our policies and procedures may result in transfer/reallocation restrictions being applied to deter frequent transfers/ reallocations. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, we require future requests to or from any Monitored Portfolios under that Contract to be submitted with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of this restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction. Transfers made under a dollar cost averaging program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we monitor the frequency of transfers/reallocations.
The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Contract Owners or participants/Annuitants to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect Contract Owners or participants/

Annuitants and other persons with interests in the Contracts. We do not accommodate frequent transfers/reallocations in any Portfolio and there are no arrangements in place to permit any Contract Owner or participant/Annuitant to engage in frequent transfers/ reallocations; we apply our policies and procedures without exception, waiver, or special arrangement.
The Portfolios may have adopted their own policies and procedures with respect to frequent transfer/reallocation transactions in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer/reallocation policies and procedures of the Portfolios, we have entered into a written agreement as required by SEC regulation with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Contract Owners or participants/Annuitants, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific Contract Owners or participants/Annuitants who violate the frequent transfer/reallocation policies established by the Portfolio.
In addition, Contract Owners or participants/Annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent transfer/reallocation policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Contract Owners or participants/Annuitants) will not be harmed by transfer/reallocation activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more reallocation/transfer requests from Contract Owners engaged in frequent transfers/ reallocations, the Portfolio may reject the entire omnibus order.
In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers/reallocations (even if an entire omnibus order is rejected due to the frequent transfers/reallocations of a single Contract Owner). You should read the Portfolio prospectuses for more details.
Restrictions on Large Transfers/Reallocations. Large transfers/reallocations may increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers/reallocations to or from Portfolios except where the portfolio manager of a particular underlying Portfolio has brought large transfer/reallocations activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for “block transfers” where transfer/reallocation requests have been submitted on behalf of multiple Contract Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer/reallocation requests from that third party must be submitted with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of this restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.
Access To Your Money
You may withdraw either all or part of your Account Value from the Contract. Other than those made through the Systematic Withdrawal Program, withdrawals must be at least $500 or the Account Value, if less. If any withdrawal would decrease your Account Value below $2,000, we will consider this a request for a full withdrawal. To process your request, we need the following information:
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The percentage or dollar amount of the withdrawal; and
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The Divisions (or Fixed Interest Account and Enhanced Dollar Cost Averaging Program) from which You want the money to be withdrawn.
You may establish a withdrawal plan under which You can receive substantially equal periodic payments in order to comply with the requirements of Sections 72(q) or (t) of the Code. Premature modification or termination of such payments may result in substantial penalty taxes. (See “Federal Tax Considerations.”)
Your withdrawal may be subject to Withdrawal Charges. Withdrawals may affect your annual step-up death benefit and there may be adverse tax consequences.
Generally, if You request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require You to use our original forms.
We will pay the amount of any withdrawal from the Separate Account within 7 days of when we receive the request in Good Order unless a suspension or deferral of payments provision is in effect (see “General Information — Valuation — Suspension of Payments”).
We may withhold payment of withdrawal if any portion of those proceeds would be derived from a Contract Owner’s check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from the Contract has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Contract Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.
We have to receive your withdrawal request in our Administrative Office prior to the Annuity Date or Contract Owner's death; provided, however, that You may submit a written withdrawal request any time prior to the Annuity Date that indicates that the withdrawal should be processed as of the Annuity Date. Solely for purpose of calculating and processing such a withdrawal request, the request will be deemed to have been received on, and the withdrawal amount will be priced according to the Accumulation Unit Value calculated as of, the Annuity Date. Your request must be received at our Administrative Office on or before the Annuity Date.
Systematic Withdrawal Program
Under this program and subject to approval in your state, You may choose to automatically withdraw a certain amount each Contract Year. This amount is then paid throughout the Contract Year according to the time frame You select, e.g., monthly, quarterly, semi-annually or annually. For all Contract classes, except for the C Class, payments may be made monthly or quarterly during the first Contract Year. Unless we agree otherwise, this program will not begin within the first 60 days after the date we have issued You the Contract. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes, tax penalties and Withdrawal Charges may apply to your withdrawals. Program payment amounts are subject to our required minimums and administrative restrictions. Your Account Value will be reduced by the amount of your Systematic Withdrawal Program payments and applicable Withdrawal Charges. Payments under this program are not the same as income payments You would receive under a pay-out option.
If You do not provide us with your desired allocation, or there are insufficient amounts in the Divisions, Enhanced Dollar Cost Averaging Program or the Fixed Interest Account that You selected, the payments will be taken out pro-rata from the Fixed Interest Account, Enhanced Dollar Cost Averaging Program and any Divisions in which You then have money.
Selecting a Payment Date: Your payment date is the date we make the withdrawal. You may choose any calendar day for the payment date, other than the 29th, 30th or 31st of the month. When You select or change a payment date, we must receive your request at least 10 days prior to the selected payment date. (If You would like to receive your Systematic Withdrawal Program payment on or about the first of the month, You should make your request by the 20th day of the previous month.) If we do not receive your request in time, we will make the payment the following month after the date You selected. If You do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request (other than the 29th, 30th or 31st of the month).
You may request to stop your Systematic Withdrawal Program at any time. We must receive any request in Good Order at least 30 days in advance. Although we need your written authorization to begin this program, You may cancel this program at any time by telephone or by writing to us (or over the Internet, if we agree) at our Administrative Office. We will also terminate your participation in the program upon notification of your death.
Systematic Withdrawal Program payments may be subject to a Withdrawal Charge unless an exception to this charge applies. We will determine separately the Withdrawal Charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Contract.
Minimum Distributions
In order to comply with certain tax law provisions, You may be required to take money out of the Contract. We have a required minimum distribution service that can help You fulfill minimum distribution requirements. We will terminate your participation in the program upon notification of your death.
CHARGES
There are two types of charges You pay while You have money in a Division:
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A separate account charge, and
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An investment related charge.
We describe these charges below. The amount of the charge may not necessarily correspond to costs associated with providing the services or benefits indicated by the designation of the charge or associated with the Contract. For example, the Withdrawal Charge may not fully cover all of the sales and distribution expenses actually incurred by us, and proceeds from other charges, including the Separate Account charge, may be used in part to cover such expenses. We can profit from certain Contract charges. The Separate Account charges You pay will not reduce the number of Accumulation Units credited to You. Instead, we deduct the charges as part of the calculation of the Accumulation Unit Value. We guarantee that the Separate Account insurance-related charge will not increase while You have the Contract.
Separate Account Charge
Each class of the Contract has a different annual Separate Account charge (also described in this prospectus as a “Base Contract Charge”) that is expressed as a percentage of the average Account Value in the Separate Account. A portion of this annual Separate Account charge is paid to us daily based upon the value of the amount You have in the Separate Account on the day the charge is assessed. This charge includes insurance-related charges that pay us for the risk that You may live longer than we estimated. Then, we could be obligated to pay You more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should You die during your pay-in phase is larger than your Account Value. This charge also includes the risk that our expenses in administering the Contracts may be greater than we estimated.
The chart below summarizes the Separate Account charge for each class of the Contract along with each death benefit that has an additional asset-based Separate Account charge prior to entering the pay-out phase (“annuitization”) of the Contract.
Separate Account Charges
	B CLASS	B PLUS CLASS[1]	C CLASS	L CLASS	R CLASS
Separate Account charge with Standard Death Benefit[2]	1.25%	1.80%	1.65%	1.50%	1.15%
Optional Annual Step-Up Death Benefit	0.20%	0.20%	0.20%	0.20%	0.20%
Optional Earnings Preservation Benefit[3]	0.25%	0.25%	0.25%	0.25%	0.25%
1
The Separate Account charge for the B Plus Class will be reduced by 0.55% after You have held the Contract for nine years.
2
The Separate Account charge includes the Standard Death Benefit.
3
The Optional Earnings Preservation Benefit may be elected with or without the Optional Annual Step-Up Death Benefit.
Portfolio Company Charges
Charges are deducted from and expenses are paid out of the assets of the Portfolios that are described in the prospectuses for those companies. Shares of the Portfolios are purchased for the Separate Account at their net asset value. The net asset value of Portfolio shares is determined after deduction of the fees and charges. For further information, consult the prospectus for each Portfolio and Appendix A.
We currently charge a platform charge of 0.25% of average daily net assets in the American Funds Growth-Income and American Funds Global Small Capitalization Divisions. We reserve the right to impose an additional platform charge on Divisions that we add to the Contract in the future. The additional amount will not exceed the annual rate of 0.25% of average daily net assets in any such Divisions.
Annual Contract Fee
There is a $30 Annual Contract Fee. This fee is waived if your Account Value is $50,000 or more. It is deducted on a pro-rata basis from the Divisions on the Contract Anniversary. No portion of the fee is deducted from the Fixed

Interest Account. Regardless of the amount of your Account Value, the entire fee will be deducted at the time of a total withdrawal of your Account Value. This charge pays us for our miscellaneous administrative costs. These costs which we incur include financial, actuarial, accounting and legal expenses. We reserve the right to deduct this fee during the pay-out phase.
Transfer Fee
We reserve the right to limit the number of transfers per Contract Year to a maximum of twelve (excluding transfers resulting from automated investment strategies). Currently we do not limit the number of transfers You may make in a Contract Year. We are not currently charging a transfer fee, but we reserve the right to charge such a fee in the future. If such a fee were to be imposed, it would be $25 for each transfer over twelve in a Contract Year. The transfer fee will be deducted from the Division or the Fixed Interest Account from which the transfer is made. However, if the entire interest in the Separate Account or Fixed Interest Account is being transferred, the transfer fee will be deducted from the amount that is transferred.
Optional Enhanced Death Benefits
The EDB Max V could only be elected if You elected the GMIB Max V. The EDB Max IV could only be elected if You elected the GMIB Max IV. The EDB Max III could only be elected if You elected the GMIB Max III. The EDB Max II could only be elected if You elected the GMIB Max II. The EDB III could only be elected if You elected the GMIB Plus IV. The EDB II could only be elected if You elected the GMIB Plus III. The EDB Max V was available for an additional charge of 0.60% for issue ages 69 or younger and 1.15% for issue ages 70-72 of the Death Benefit Base (as defined later in this Prospectus); the EDB Max IV, the EDB Max III, the EDB Max II, the EDB III and the EDB II were each available for an additional charge of 0.60% for issue ages 69 or younger and 1.15% for issue ages 70-75 of the Death Benefit Base, each deducted for the prior Contract Year on the Contract Anniversary prior to taking into account any Optional Step-Up by withdrawing amounts on a pro rata basis from your Account Value in the Fixed Interest Account, Enhanced Dollar Cost Averaging Program balance and Account Value in the Separate Account. We take amounts from the Separate Account by canceling Accumulation Units from the Separate Account. If You elect an Optional Step-Up, we may increase the charge applicable beginning after the Contract Anniversary on which the Optional Step-Up occurs to a rate that does not exceed the lower of: (a) the maximum Optional Step-Up charge (1.50%) or (b) the current rate that we would charge for the same optional benefit available for new Contract purchases at the time of the Optional Step-Up (if the Contract and the optional benefit continues to be sold). The EDB Max V, the EDB Max IV, the EDB Max III, EDB Max II, EDB III and EDB II are not available for purchase.
If You make a total withdrawal of your Account Value, elect to receive income payments under your Contract, change the Contract Owner or Joint Contract Owner (or Annuitant if the Contract Owner is a non-natural person) or assign your Contract, a pro-rata portion of the EDB charge will be assessed based on the number of months from the last Contract Anniversary to the date of the withdrawal, the beginning of income payments, the change of Contract Owner/Annuitant or the assignment. If an EDB optional benefit is terminated because the Contract is terminated, the death benefit amount is determined or your Account Value is not sufficient to pay the optional benefit charge, no EDB charge will be assessed based on the number of months from the last Contract Anniversary to the date the termination takes effect.

Optional Guaranteed Minimum Income Benefits
The GMIB Max V, the GMIB Max IV, the GMIB Max III, the GMIB Max II, the GMIB Plus IV and the GMIB Plus III were available for an additional charge of 1.00% based on the guaranteed minimum income base (as defined later in this Prospectus), deducted for the prior Contract Year on the Contract Anniversary prior to taking into account any Optional Step-Up by withdrawing amounts on a pro rata basis from your Account Value in the Separate Account. We take amounts from the Separate Account by canceling Accumulation Units from the Separate Account. If You elect an Optional Step-Up, we may increase the charge applicable beginning after the Contract Anniversary on which the Optional Step-Up occurs to a rate that does not exceed the lower of: (a) the maximum Optional Step-Up charge (1.50%) or (b) the current rate that we would charge for the same optional benefit available for new Contract purchases at the time of the Optional Step-Up (if the Contract and the optional benefit continues to be sold). The GMIB Max V, the GMIB Max IV, the GMIB Max III, GMIB Max II, GMIB Plus IV and GMIB Plus III are not available for purchase.
If You make a total withdrawal of your Account Value, elect to receive income payments under your Contract, change the Contract Owner or Joint Contract Owner (or Annuitant if the Contract Owner is a non-natural person) or assign your Contract, a pro rata portion of the GMIB charge will be assessed based on the number of months from the last Contract Anniversary to the date of the withdrawal, the beginning of income payments, the change of Contract Owner/Annuitant or the assignment. If a GMIB optional benefit is terminated because of the death of the Contract Owner or Joint Contract Owner (or the Annuitant, if a non-natural person owns the Contract), the Guaranteed Principal Option is exercised or it is the 30th day following the Contract Anniversary prior to your 91st birthday, no GMIB optional benefit charge will be assessed based on the number of months from the last Contract Anniversary to the date the termination takes effect.
Optional Guaranteed Withdrawal Benefits
The GWB was available for an additional charge of 0.90% of the Total Guaranteed Withdrawal Amount (as defined later in this Prospectus), deducted for the prior Contract Year on the Contract Anniversary prior to taking into account any Automatic Annual Step-Up by withdrawing amounts on a pro rata basis from your Account Value in the Separate Account. We take amounts from the investment options that are part of the Separate Account by canceling Accumulation Units from the Separate Account.
If You elect an Automatic Annual Step-Up, we may increase the charge applicable beginning after the Contract Anniversary on which the Automatic Annual Step-Up occurs to a rate that does not exceed the lower of: (a) the GWB maximum Fee Rate (1.80%) or (b) the current rate that we would charge for the same optional benefit available for new Contract purchases at the time of the Automatic Annual Step-Up (if the Contract and the optional benefit continues to be sold).
If You make a total withdrawal of your Account Value, elect to receive income payments under your Contract, change the Contract Owner or Joint Contract Owner (or Annuitant if the Contract Owner is a non-natural person) or assign your Contract, a pro rata portion of the GWB charge will be assessed based on the number of months from the last Contract Anniversary to the date of the withdrawal, the beginning of income payments, the change of Contract Owner/Annuitant or the assignment. If a GWB optional benefit is terminated because of the death of the Contract Owner or Joint Contract Owner (or the Annuitant, if a non-natural person owns the Contract), or it is cancelled pursuant to the cancellation provisions of the optional benefit, no GWB optional benefit charge will be assessed based on the period from the last Contract Anniversary to the date the termination or cancellation takes effect. The GWB charge is not assessed while your Remaining Guaranteed Withdrawal Amount equals zero.

Optional Guaranteed Lifetime Withdrawal Benefits
The GLWB optional benefit was available for an additional charge of 1.20% of the Benefit Base (as defined later in this Prospectus), deducted for the prior Contract Year on the Contract Anniversary prior to taking into account any Automatic Step-Up by withdrawing amounts on a pro rata basis from your Enhanced Dollar Cost Averaging Program balance and Account Value in the Separate Account. We take amounts from the investment options that are part of the Separate Account by canceling Accumulation Units from the Separate Account.
Upon an Automatic Step-Up, we may increase the charge applicable beginning after the Contract Anniversary on which the Automatic Step-Up occurs to a rate that does not exceed the lower of: (a) the GLWB optional benefit maximum charge (2.00%) or (b) the current rate that we would charge for the same optional benefit, if available, for new Contract purchases at the time of the Automatic Step-Up (if the Contract and the optional benefit continues to be sold).
If You make a total withdrawal of your Account Value prior to the Lifetime Withdrawal Age or that was an Excess Withdrawal, elect to receive income payments under your Contract, change the Contract Owner or Joint Contract Owner (or Annuitant if the Contract Owner is a non-natural person) or assign your Contract, a pro rata portion of the GLWB optional benefit charge will be assessed based on the number of months from the last Contract Anniversary to the date of the withdrawal, the beginning of income payments, the change of Contract Owner/Annuitant or the assignment. If a GLWB optional benefit is terminated because of the death of the Contract Owner or Joint Contract Owner (or the Annuitant, if a non-natural person owns the Contract), or it is cancelled pursuant to the cancellation provisions of the optional benefit, no GLWB optional benefit charge will be assessed based on the period from the last Contract Anniversary to the date the termination or cancellation takes effect.
Optional Guaranteed Lifetime Withdrawal Benefit — Death Benefit (the “GLWB Death Benefit”)
The GLWB Death Benefit could only be elected if you also elected the GLWB optional benefit.
The GLWB Death Benefit was available for an additional charge of 0.65% of the GLWB Death Benefit Base (as defined later in this Prospectus), deducted for the prior Contract Year on the Contract Anniversary prior to taking into account any Automatic Step-Up by withdrawing amounts on a pro rata basis from your Enhanced Dollar Cost Averaging Program balance and Account Value in the Separate Account. We take amounts from the investment options that are part of the Separate Account by canceling Accumulation Units from the Separate Account.
Upon an Automatic Step-Up, we may increase the charge applicable beginning after the Contract Anniversary on which the Automatic Step-Up occurs to a rate that does not exceed the lower of: (a) the GLWB Death Benefit maximum charge (1.20%) or (b) the current rate that we would charge for the same optional death benefit, if available, for new Contract purchases at the time of the Automatic Step-Up (if the Contract and the optional benefit continues to be sold).
If You make a total withdrawal of your Account Value prior to the Lifetime Withdrawal Age or that was an Excess Withdrawal, elect to receive income payments under your Contract, change the Contract Owner or Joint Contract Owner (or Annuitant if the Contract Owner is a non-natural person) or assign your Contract, a pro rata portion of the GLWB Death Benefit charge will be assessed based on the number of months from the last Contract Anniversary to the date of the withdrawal, the beginning of income payments, the change of Contract Owner/Annuitant or the assignment. If the GLWB optional benefit is terminated because of the death of the Contract Owner or Joint Contract Owner (or the Annuitant, if a non-natural person owns the Contract), or it is cancelled pursuant to the cancellation provisions of the GLWB optional benefit, no GLWB Death Benefit charge will be assessed based on the period from the last Contract Anniversary to the date the termination or cancellation takes effect.
Premium and Other Taxes
Some jurisdictions tax what are called “annuity considerations.” These may apply to purchase payments, Account Values and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Values or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as “annuity” taxes) only when You exercise a pay-out option. In certain jurisdictions, we may deduct money to pay premium taxes on lump sum withdrawals or when You exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.
Premium taxes, if applicable, currently depend on the Contract You purchase and your home state or jurisdiction, and range from 0 to 3.50% of Account Value (or, if applicable, purchase payments).
We also reserve the right to deduct from purchase payments, Account Values, withdrawals or income payments, any taxes (including, but not limited to, premium taxes) paid by us to any government entity relating to the Contracts. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Contracts. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Value at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.
We reserve the right to deduct from the Contract for any income taxes which we incur because of the Contract. In general, we believe under current Federal income tax law, we are entitled to hold reserves with respect to the Contract that offset Separate Account income. If this should change, it is possible we could incur income tax with respect to the Contract, and in that event we may deduct such tax from the Contract. At the present time, however, we are not incurring any such income tax or making any such deductions.
Withdrawal Charges
A Withdrawal Charge may apply if You make a withdrawal. For the B Plus Class, unless we specifically state otherwise, “purchase payments” in reference to the B Plus Class means purchase payments plus any associated bonus amounts, therefore, the declining nine year Withdrawal Charge on each purchase payment will include any associated bonus amounts. There are no Withdrawal Charges for the C Class Contract or in certain situations or upon the occurrence of certain events (see “When No Withdrawal Charge Applies”). To determine the Withdrawal Charge for the Contracts, we treat your Fixed Interest Account, Enhanced Dollar Cost Averaging Program and Separate Account as if they were a single account and ignore both your actual allocations and the Fixed Interest Account, Enhanced Dollar Cost Averaging Program or Division from which the withdrawal is actually coming. To determine what portion (if any) of a withdrawal is subject to a Withdrawal Charge, amounts are withdrawn from your Contract in the following order: (1) earnings in your Contract (earnings are equal to your Account Value, less Purchase Payments not previously withdrawn); (2) the free withdrawal amount described below (deducted from purchase payments not previously withdrawn, in the order such purchase payments were made, with the oldest purchase payment first, as described below); and (3) purchase payments not previously withdrawn, in the order such purchase payments were made: the oldest purchase payment first, the next purchase payment second, etc.

until all purchase payments have been withdrawn. Once we have determined the amount of the Withdrawal Charge, we will then withdraw it from the Fixed Interest Account, Enhanced Dollar Cost Averaging Program and the Divisions in the same proportion as the withdrawal is being made.
For a full withdrawal, we multiply the amount to which the Withdrawal Charge applies by the percentage shown, keep the result as a Withdrawal Charge and pay You the rest.
For partial withdrawals, we multiply the amount to which the Withdrawal Charge applies by the percentage shown, keep the result as a Withdrawal Charge and pay You the rest. We will treat your request as a request for a full withdrawal if your Account Value is not sufficient to pay both the requested withdrawal and the Withdrawal Charge, or if the withdrawal leaves an Account Value that is less than the minimum required.
The Withdrawal Charge on purchase payments withdrawn for each class is as follows:
Number Of Complete Years From Receipt Of Purchase Payment	B Class	B Plus Class	C Class	L Class	R Class
0	7%	8%	None	7%	8%
1	6%	8%	None	6%	8%
2	6%	7%	None	5%	7%
3	5%	6%	None	0%	6%
4	4%	5%	None	0%	5%
5	3%	4%	None	0%	4%
6	2%	3%	None	0%	3%
7	0%	2%	None	0%	2%
8	0%	1%	None	0%	1%
9 and thereafter	0%	0%	None	0%	0%
The Withdrawal Charge reimburses us for our costs in selling the Contracts. We may use our profits (if any) from the Separate Account charge to pay for our costs to sell the Contracts which exceed the amount of Withdrawal Charges we collect.
Free Withdrawal Amount. The free withdrawal amount for each Contract Year after the first (there is no free withdrawal amount in the first Contract Year) is equal to 10% of your total purchase payments, less the total free withdrawal amount previously withdrawn in the same Contract Year. Also, we currently will not assess the Withdrawal Charge on amounts withdrawn during the first Contract Year under the Systematic Withdrawal Program. Any unused free withdrawal amount in one Contract Year does not carry over to the next Contract Year.
Divorce. A withdrawal made pursuant to a divorce or separation agreement is subject to the same Withdrawal Charge provisions described in this section, if permissible under tax law. In addition, the withdrawal will reduce the Account Value, the death benefit, and the amount of any optional benefit (including the benefit base that we use to determine the guaranteed amount of the benefit). The amount withdrawn could exceed the maximum amount that can be withdrawn without causing a proportionate reduction in the benefit base used to calculate the guaranteed amount provided by an optional benefit, as described in “Death Benefit – Generally” and “Living Benefits.” The withdrawal could have a significant negative impact on the death benefit and on any optional benefit.

When No Withdrawal Charge Applies
In some cases, we will not charge You the Withdrawal Charge when You make a withdrawal. We may, however, ask You to prove that You meet any of the conditions listed below.
You do not pay a Withdrawal Charge:
●
If You have a C Class Contract.
●
On transfers You make within your Contract among the Divisions and transfers to or from the Fixed Interest Account.
●
On withdrawals of purchase payments You made over seven Contract Years ago for the B Class, nine Contract Years ago for the B Plus Class, three Contract Years ago for the L Class, and nine Contract Years ago for the R Class.
●
If You choose payments over one or more lifetimes except, in certain cases, under the GMIB.
●
If You die during the pay-in phase. your Beneficiary will receive the full death benefit without deduction.
●
If your Contract permits and your spouse is substituted as the Owner of the Contract and continues the Contract, that portion of the Account Value that is equal to the “step-up” portion of the death benefit.
●
If You withdraw only your earnings from the Divisions.
●
During the first Contract Year, if You are in the Systematic Withdrawal Program, and You withdraw up to 10% of your total purchase payments at the rate of  1⁄12 of such 10% each month on a non-cumulative basis, if withdrawals are on a monthly basis, or ¼ of such 10% each quarter on a non-cumulative basis, if withdrawals are on a quarterly basis.
●
After the first Contract Year, if You withdraw up to 10% of your total purchase payments, per Contract Year. This 10% total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year.
●
If the withdrawal is to avoid required Federal income tax penalties (not including Section 72(t) or (q) under the Code) or to satisfy Federal income tax rules concerning minimum distribution requirements that apply to your Contract. For purposes of this exception, we assume that the Contract is the only contract or funding vehicle from which distributions are required to be taken and we will ignore all other Account Values. This exception does not apply if You have a Non-Qualified or Roth IRA Contract.
●
If You accept an amendment converting your Traditional IRA Contract to a Roth IRA Contract.
●
If You properly “recharacterize” as permitted under Federal tax law your Traditional IRA Contract or a Roth IRA Contract using the same Contract.
●
After the first Contract Year, if approved in your state, and your Contract so provides, to withdrawals to which a Withdrawal Charge would otherwise apply, if You have been either the Contract Owner continuously since the issue of the Contract or the spouse who continues the Contract (and You are less than 86 years old on the Contract issue date) and:
●
Have been a resident of certain nursing home facilities or a hospital for a minimum of 90 consecutive days or for a minimum total of 90 days where there is no more than a 6-month break in that residency and the residencies are for related causes, where You have exercised this right no later than 90 days of exiting the nursing home facility or hospital. This Contract feature is not available in Massachusetts. This Contract feature is also not available for Contracts issued in South Dakota based on applications and necessary information received in Good Order at our Administrative Office after the close of the Exchange on December 31, 2012; or

●
Are diagnosed with a terminal illness and not expected to live more than 12 months (24 months in the state of Massachusetts).
●
If You are less than 65 years old on the date You became disabled and if the disability commences subsequent to the first Contract Anniversary, then after the first Contract Year, if approved in your state, and your Contract so provides, if You are disabled as defined in the Federal Social Security Act and if You have been the Contract Owner continuously since the issue of the Contract or the spouse who continues the Contract. This Contract feature is not available in Massachusetts or Connecticut.
●
If You have transferred money which is not subject to a Withdrawal Charge (because You have satisfied contractual provisions for a withdrawal without the imposition of a Contract Withdrawal Charge) from certain eligible MetLife contracts or certain eligible contracts of MetLife affiliates into the Contract, and the withdrawal is of these transferred amounts and we agree. Any purchase payments made after the transfer are subject to the usual Withdrawal Charge schedule.
●
Subject to availability in your state, if the early Withdrawal Charge that would apply if not for this provision (1) would constitute less than 0.50% of your Account Value and (2) You transfer your total Account Value to certain eligible contracts issued by MetLife or its affiliated companies and we agree.
General. We may have elected to reduce or eliminate the amount of the Withdrawal Charge when the Contract was sold under circumstances which reduced our sales expenses. Some examples are: if there was a large group of individuals that purchased the Contract, or if the purchaser already had a relationship with us.
BENEFITS AVAILABLE UNDER THE CONTRACT
The following table summarizes information about the benefits available under the Contract:
Name of Benefit	Purpose	Is Benefit Standard or Optional?	Maximum Fee	Brief Description of Restrictions/ Limitations
Standard Death Benefit
Guarantees that the
death benefit will be
the greatest of (1) your
Account Value; (2)
total purchase
payments (adjusted for
withdrawals); or (3)
your “Highest
Anniversary Value” as
of the fifth Contract
Anniversary (adjusted
for withdrawals).
		Standard	None	●Withdrawals could significantly reduce the benefit.
Annual Step-Up Death Benefit	Guarantees that the death benefit will not be less than the greater of (1) your Account Value; or (2) your “Highest Anniversary Value” as of each Contract Anniversary adjusted for withdrawals.	Optional	0.20% as a percentage of your average Account Value	●Withdrawals could significantly reduce the benefit. ●You may not purchase this benefit if You are 78 years of age or older. ●Available only at issue.

Name of Benefit	Purpose	Is Benefit Standard or Optional?	Maximum Fee	Brief Description of Restrictions/ Limitations
Enhanced Death Benefit
Guarantees that the
death benefit will not
be less than the greater
of (1) your “Highest
Anniversary Value” as
of each Contract
Anniversary or (2) the
amount of your initial
investment (adjusted
for withdrawals),
accumulated at the
Annual Increase Rate.
		Optional	1.50% as a percentage of the Death Benefit Base	●No longer available for sale. ●Age restrictions apply. ●Availability subject to state restrictions. ●Withdrawals could significantly reduce the benefit.
Earnings Preservation Benefit
The Earnings
Preservation Benefit is
intended to provide
additional amounts at
death to pay expenses
that may be due upon
your death. Provides an
additional benefit
equal to the difference
between (1) Your death
benefit, and (2) Total
purchase payments not
withdrawn.
		Optional	0.25% annually of the average daily value of the amount You have in the Separate Account.	●No longer available for sale. ●If You selected the Earnings Preservation Benefit, You could not have selected an EDB. ●You could not have purchased this benefit if You were 78 years of age or older.

Name of Benefit	Purpose	Is Benefit Standard or Optional?	Maximum Fee	Brief Description of Restrictions/ Limitations
Guaranteed Minimum Income Benefit (GMIB Max V, GMIB Max IV, GMIB Max III and GMIB Max II, GMIB Plus IV and GMIB Plus III)	Designed to guarantee a predictable, minimum level of fixed income payments, regardless of investment performance of your Account Value during the pay-out phase.	Optional	1.50% of your Guaranteed Minimum Income Base
●No longer available
for sale.
●Benefit limits
available investment
options.
●You may not have
this benefit and
another living
benefit (Guaranteed
Withdrawal Benefit)
in effect at the same
time.
●Age restrictions
apply.
●May only be
exercised after a
10-year waiting
period.
●Availability subject
to state.
●Cannot be
terminated (other
than through
election of the
Guaranteed
Principal Option, if
applicable).
●Withdrawals could
significantly reduce
the benefit.

Guaranteed Withdrawal Benefit
Guaranteed that at
least the entire amount
of purchase payments
You make will be
returned to You
through a series of
withdrawals, provided
withdrawals in any
Contract Year do not
exceed the maximum
amount allowed under
the optional benefit.
		Optional	1.80% as a percentage of the Total Guaranteed Withdrawal Amount
●No longer available
for sale.
●You may not
purchase this benefit
if You are 80 years of
age or older.
●You may not have
this benefit and
another living
benefit (Guaranteed
Minimum Income
Benefit or
Guaranteed Lifetime
Withdrawal Benefit)
in effect at the same
time.

Name of Benefit	Purpose	Is Benefit Standard or Optional?	Maximum Fee	Brief Description of Restrictions/ Limitations
Guaranteed Lifetime Withdrawal Benefit
Guaranteed Payments
for Life. So long as You
make your first
withdrawal on or after
the date You reach age
59 1∕2, the LWG
guarantees that we will
make payments to You
over your lifetime, even
if your Remaining
Guaranteed
Withdrawal Amount
and/or Account Value
decline(s) to zero.
		Optional	2.00% of your Total Guaranteed Withdrawal Amount	●No longer available for sale. ●Age restrictions apply. ●You may not have this optional benefit and another optional living benefit (Guaranteed Minimum Income Benefit) in effect at the same time.
Guaranteed Lifetime Withdrawal Benefit — Death Benefit (the “GLWB Death Benefit”)
Under the GLWB Death
Benefit, we calculate a
“GLWB Death Benefit
Base” that, if greater
than the Standard
Death Benefit, then
this death benefit
amount will be paid
instead of the Standard
Death Benefit.
		Optional	1.20% of the GLWB Death Benefit Base	●No longer available for sale. ●You could only have this optional benefit if You also elected the GLWB optional benefit.

Name of Benefit	Purpose	Is Benefit Standard or Optional?	Maximum Fee	Brief Description of Restrictions/ Limitations
The Equity Generator®	An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to any one Division based on your selection.	Optional	None
●Benefit limits
available investment
options.
●If your Fixed Interest
Account Balance at
the time of a
scheduled transfer is
zero, this strategy is
automatically
discontinued.
●Not available in C
Class Contracts or
Contracts issued in
New York State and
Washington State
with any living
benefit or an EDB.
Not available with
the GMIB Plus III,
EDB II, GWB v1 or
the GLWB.
●Not available in
combination with
the Enhanced Dollar
Cost Averaging
Program Index
Selector® or the
AllocatorSM.

The AllocatorSM
Each month a dollar
amount you choose is
transferred from the
Fixed Interest Account
to any of the Divisions
You choose. You select
the day of the month
and number of months
over which the
transfers will occur.
		Optional	None
●Not available in C
Class Contracts or
Contracts issued in
New York State and
Washington State
with any living
benefit or an EDB.
Not available with
the GMIB Plus III,
EDB II, GWB v1 or
the GLWB.
●Not available in
combination with
the Enhanced Dollar
Cost Averaging
Program, Index
Selector® or Equity
Generator®.

Name of Benefit	Purpose	Is Benefit Standard or Optional?	Maximum Fee	Brief Description of Restrictions/ Limitations
The Rebalancer®
You select a specific
asset allocation for
your entire Account
Value from among the
Divisions and the Fixed
Interest Account, if
available. Each quarter
we transfer amounts
among these options to
bring the percentage of
your Account Value in
each option back to
your original
allocation.
		Optional	None	●In the future, we may permit You to allocate less than 100% of your Account Balance to this strategy.
The Index Selector®
You may select one of
five asset allocation
models which are
designed to correlate
to various risk
tolerance levels. Each
quarter the percentage
in each of the Divisions
in which the model
invests and any Fixed
Interest Account is
brought back to the
selected model
percentage by
transferring amounts
among the Divisions
and any Fixed Interest
Account
		Optional	None
●Benefit limits
available investment
options.
●The Index Selector®
is not available if You
choose the Option
(B) Investment
Allocation
Restrictions. The
Moderate to
Aggressive and
Aggressive Models
are not available
with the EDB III, the
GMIB Plus IV, the
EDB II or the GMIB
Plus III. The Index
Selector is not
available if You
choose the GMIB
Max, the EDB Max,
the GWB v1 or the
GLWB optional
benefits.
●Not available in
combination with
the AllocatorSM or
Equity Generator®.

Name of Benefit	Purpose	Is Benefit Standard or Optional?	Maximum Fee	Brief Description of Restrictions/ Limitations
Enhanced Dollar Cost Averaging Program
Each month, for a
specified period, a
portion of a specified
dollar amount of a
purchase payment that
You have agreed to
allocate to the
Enhanced Dollar Cost
Averaging Program will
be transferred from the
program to any of the
Divisions You choose.
		Optional	None
●Not available to the
B Plus and the C
Class Contracts or to
purchase payments
which consist of
money exchanged
from other MetLife
or its affiliates'
annuities.
●You may have the
Enhanced Dollar
Cost Averaging
Program and either
the Index Selector®
or the Rebalancer®
in effect at the same
time, but You may
not have the
Enhanced Dollar
Cost Averaging
Program in effect at
the same time as the
Equity Generator®
or the AllocatorSM.

Systematic Withdrawal Program	Automatically withdraws a specific dollar amount or a percentage of your Account Value of your choice.	Optional	None	●Not available in all states. ●Income taxes, tax penalties and Withdrawal Charges may apply to your withdrawals. ●Subject to our required minimums and administrative restrictions

Name of Benefit	Purpose	Is Benefit Standard or Optional?	Maximum Fee	Brief Description of Restrictions/ Limitations
Waiver of Withdrawal Charge for Nursing Home or Hospital Confinement	Allows you to withdraw money without a Withdrawal Charge in the event of nursing home or hospital confinement, subject to certain conditions.	Standard	None
●Only available after
the first Contract
Year.
●Age restrictions,
ownership
requirements and
doctor certification
requirements apply.
●Must be approved in
your state.
●You must meet
certain length of
confinement
requirements.

Waiver of Withdrawal Charge for Terminal Illness	Allows you to withdraw money without a Withdrawal Charge in the event of a terminal illness, subject to certain conditions	Standard	None
●Only available after
the first Contract
Year.
●Age restrictions,
ownership
requirements and
doctor certification
requirements apply.
●must be approved in
your state.
●Certain
requirements
relating to the
nature of the
terminal illness
apply.
●You had not been
diagnosed with the
terminal illness as of
the Contract issue
date

Death Benefit – Generally
One of the insurance guarantees we provide You under your Contract is that your Beneficiaries will be protected during the “pay-in” phase against market downturns. You name your Beneficiary(ies). This guarantee terminates at the end of the “pay-in” phase. There is no death benefit once the income or “pay-out” phase begins, however, depending on the income payment type You elect, any remaining guarantee (i.e., cash refund amount or guaranteed income payments) will be paid to your Beneficiary (see “Pay-Out Options (or Income Options)” for more information).

The Standard Death Benefit is described below. The additional optional death benefits (the Annual Step-Up Death Benefit, the EDB Max V, the EDB Max IV, the EDB Max III the EDB Max II, the EDB III, the EDB II, the GLWB Death Benefit and the Earnings Preservation Benefit) are described in the “Optional Death Benefits” section. You could have elected the Earnings Preservation Benefit with or without the Annual Step-Up Death Benefit. You could not have elected the Annual Step-Up Death Benefit and/or the Earnings Preservation Benefit with the GLWB and You could not have elected the Annual Step-Up Death Benefit and/or the Earnings Preservation Benefit with an Enhanced Death Benefit (EDB Max V, EDB Max IV, EDB Max III, EDB Max II, EDB III or EDB II). The EDB Max V, the EDB Max IV, the EDB Max III, the EDB Max II, the EDB III and the EDB II are not available for purchase. The EDB Max V could only be elected if You elected the GMIB Max V. The EDB Max IV could only be elected if You elected the GMIB Max IV. The EDB Max III could only be elected if You elected the GMIB Max III. The EDB Max II could only be elected if You elected the GMIB Max II. The EDB III could only be elected if You elected the GMIB Plus IV. The EDB II could only be elected if You elected the GMIB Plus III. The GLWB Death Benefit could only be elected if You elected the GLWB optional benefit.
The death benefits are described below. There may be versions of each optional death benefit that vary by issue date and state availability. In addition, a version of an optional death benefit may have become available (or unavailable) in different states at different times. Please check your Contract and optional death benefits for the specific provisions applicable to You.
The death benefit is determined as of the end of the business day on which we receive both due proof of death and an election for the payment method. Until the Beneficiary (or the first Beneficiary, if there are multiple Beneficiaries) submits the necessary documentation in Good Order, the Account Value attributable to his/her portion of the death benefit remains in the Divisions and is subject to investment risk.
If we are presented with notification of your death before any requested transaction is completed (including transactions under automated investment strategies, the Enhanced Dollar Cost Averaging Program and other dollar cost averaging programs, the automated required minimum distribution service and the Systematic Withdrawal Program), we will cancel the request. As described above, the death benefit will be determined when we receive due proof of death and an election for the payment method.
Where there are multiple Beneficiaries, any guaranteed death benefit will only be determined as of the time the first Beneficiary submits the necessary documentation in Good Order. If the guaranteed death benefit payable is an amount that exceeds the Account Value on the day it is determined, we will apply to the Account Value an amount equal to the difference between the death benefit payable and the Account Value, in accordance with the current allocation of the Account Value. The remaining death benefit amounts are held in the Divisions until each of the other Beneficiaries submits the necessary documentation in Good Order to claim his/her death benefit. Any death benefit amounts held in the Divisions on behalf of the remaining Beneficiaries are subject to investment risk. There is no additional death benefit guarantee.
If you have Joint Owners, the death benefit will be paid when the first Owner dies. The surviving Joint Owner will be the primary Beneficiary and any other Beneficiary designation will be treated as a contingent Beneficiary unless instructed otherwise.
Your Beneficiary has the option to apply the death benefit less any applicable premium taxes to a pay-out option offered under your Contract. Your Beneficiary may, however, decide to take payment in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the Beneficiary with immediate and full access to the proceeds, or under other settlement options that we may make available. If You purchased the Contract as a deceased person’s Beneficiary under an IRA, your Beneficiary may be limited by tax law as to the method of distribution of any death benefit. See “Federal Tax Considerations” for more information.
If You are a non-natural person, then the life of the Annuitant is the basis for determining the death benefit. If there are Joint Contract Owners, the oldest of the two will be used as a basis for determining the death benefit.
If You are a natural person and You change ownership of the Contract to someone other than your spouse, the death benefit is calculated as described in the following pages except all values used to calculate the death benefit, which may include, Highest Anniversary Value as of each fifth Contract Anniversary, Highest Anniversary Value as of each Contract Anniversary and Annual Increase Amount (depending on whether You choose an optional benefit), are reset to the Account Value on the date of the change in Contract Owner.
Spousal Continuation. If the Beneficiary is your spouse, the Beneficiary may be substituted as the Owner of the Contract and continue the Contract under the terms and conditions of the Contract that applied prior to the Owner’s death, with certain exceptions described in the Contract. In that case, the Account Value will be adjusted to equal the death benefit. (Any additional amounts added to the Account Value will be allocated in the same proportions to each balance in a Division, Enhanced Dollar Cost Averaging Program and the Fixed Interest Account as each bears to the total Account Value.) There would be a second death benefit payable upon the death of the spouse. The spouse is permitted to make additional purchase payments. The spouse would not be permitted to choose any optional benefit available under the Contract, unless the deceased spouse had previously purchased the benefit at issue of the Contract. Any amounts in the Contract would be subject to applicable Withdrawal Charges except for that portion of the Account Value that is equal to the “step-up” portion of the death benefit.
If the spouse continues the Contract, the second death benefit payable upon the death of the spouse is calculated as described in the following pages except all values used to calculate the death benefit, which may include the Highest Anniversary Value as of each fifth Contract Anniversary or the Highest Anniversary Value as of each Contract Anniversary, are reset to the Account Value which has been adjusted to include the death benefit on the date the spouse continues the Contract. If the Contract includes GMIB optional benefit and/or EDB optional benefit, the Annual Increase Amount for GMIB optional benefit and/or EDB optional benefit, also reset to the Account Value adjusted to include the death benefit on the date the spouse continues the Contract.
Spousal Continuation generally does not apply to amounts held in a qualified Contract.
For information on Spousal Continuation regarding the GLWB optional benefit, see the “Operation of the GLWB — Spousal Continuation.”
Any reference to “spouse” includes those persons who enter into lawful marriages under state law, regardless of sex.
Non-Spousal Beneficiaries. While the Code may permit your Eligible Designated Beneficiary to “stretch” distribution of payments over his or her life expectancy, this option may not be available at MetLife. Your beneficiary should consult with his or her own independent tax advisor to discuss alternate options for stretching death benefit payments.
Total Control Account. The Beneficiary may elect to have the Contract’s death proceeds paid through a settlement option called the Total Control Account, subject to our current established administrative procedures and requirements. The Total Control Account is an interest-bearing account through which the Beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any

Contract surrender proceeds paid into a Total Control Account established for You, subject to our current administrative procedures and requirements.
Assets backing the Total Control Account are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Account, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.
EDB and Decedent Contracts. If You purchased this Contract with a non-taxable transfer of the death benefit proceeds of any annuity Contract or IRA (or any other tax-qualified arrangement) of which You were the Eligible Designated Beneficiary and You are “stretching” the distributions under the Internal Revenue Service required distribution rules, You could not have purchased an EDB.
Standard Death Benefit
The Standard Death Benefit is designed to provide protection against adverse investment experience. In general, it guarantees that the death benefit will not be less than the greatest of (1) your Account Value; (2) total purchase payments less partial withdrawals; or (3) your “Highest Anniversary Value” (as described below) as of each fifth Contract Anniversary.
If You die during the pay-in phase and You have not chosen one of the optional death benefits, the death benefit the Beneficiary receives will be equal to the greatest of:
1.
Your Account Value; or
2.
Total purchase payments reduced proportionately by the percentage reduction in Account Value attributable to each partial withdrawal (including any applicable Withdrawal Charge); or
3.
“Highest Anniversary Value” as of each fifth Contract Anniversary, determined as follows:
●
At issue, the Highest Anniversary Value is your initial purchase payment;
●
Increase the Highest Anniversary Value by each subsequent purchase payment;
●
Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Value attributable to each subsequent partial withdrawal (including any applicable Withdrawal Charge);
●
On each fifth Contract Anniversary before your 81st birthday, compare the (1) then-Highest Anniversary Value to the (2) current Account Value and (3) total purchase payments reduced proportionately by the percentage reduction in Account Value attributable to each partial withdrawal (including any applicable Withdrawal Charge) and set the Highest Anniversary Value equal to the greatest of the three.
●
After the Contract Anniversary immediately preceding your 81st birthday, adjust the Highest Anniversary Value only to:
●
Increase the Highest Anniversary Value by each subsequent purchase payment or
●
Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Value attributable to each subsequent partial withdrawal (including any applicable Withdrawal Charge).
For purposes of determining the Highest Anniversary Value as of the applicable Contract Anniversary, purchase payments increase the Highest Anniversary Value on a dollar for dollar basis. Partial withdrawals however, reduce the Highest Anniversary Value proportionately, that is the percentage reduction is equal to the dollar amount of the withdrawal (plus applicable Withdrawal Charges) divided by the Account Value before the withdrawal.
Example:
		Date	Amount
A	Initial purchase payment	10/1/2018	$100,000
B	Account Value	10/1/2019 (First Contract Anniversary)	$104,000
C	Death Benefit	As of 10/1/2019	$104,000 (= greater of A and B)
D	Account Value	10/1/2020 (Second Contract Anniversary)	$90,000
E	Death Benefit	10/1/2020	$100,000 (= greater of A and D)
F	Withdrawal	10/2/2020	$9,000
G	Percentage Reduction in Account Value	10/2/2020	10% (= F/D)
H	Account Value after Withdrawal	10/2/2020	$81,000 (= D–F)
I	Purchase Payments reduced for Withdrawal	As of 10/2/2020	$90,000 (= A–(A × G))
J	Death Benefit	10/2/2020	$90,000 (= greater of H and I)
K	Account Value	10/1/2023	$125,000
L	Death Benefit (Highest Anniversary Value)	As of 10/1/2023 (Fifth Anniversary)	$125,000 (= greater of I and K)
M	Account Value	10/2/2023	$110,000
N	Death Benefit	As of 10/2/2023	$125,000 (= greatest of I, L, M)
Notes to Example
Purchaser is age 60 at issue.
Any Withdrawal Charge withdrawn from the Account Value is included when determining the percentage of Account Value withdrawn.
Account Values on 10/1/2020 and 10/2/2020 are assumed to be equal prior to the withdrawal.
Optional Death Benefits:
Annual Step-Up Death Benefit
The Annual Step-Up Death Benefit is designed to provide protection against adverse investment experience. In general, it guarantees that the death benefit will not be less than the greater of (1) your Account Value; or (2) your “Highest Anniversary Value” (as described below) as of each Contract Anniversary. You could not have purchased this benefit if You were 78 years of age or older when you purchased the Contract.

You could have purchased at application a death benefit that provides that the death benefit amount is equal to the greater of:
1.
The Account Value; or
2.
“Highest Anniversary Value” as of each Contract Anniversary, determined as follows:
●
At issue, the Highest Anniversary Value is your initial purchase payment;
●
Increase the Highest Anniversary Value by each subsequent purchase payment;
●
Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Value attributable to each subsequent partial withdrawal (including any applicable Withdrawal Charge); and
●
On each Contract Anniversary before your 81st birthday, compare the (1) then-Highest Anniversary Value to the (2) current Account Value and set the Highest Anniversary Value equal to the greater of the two.
●
After the Contract Anniversary immediately preceding your 81st birthday, adjust the Highest Anniversary Value only to:
●
Increase the Highest Anniversary Value by each subsequent purchase payment or
●
Reduce the Highest Anniversary Value proportionately by the percentage reduction in Account Value attributable to each subsequent partial withdrawal (including any applicable Withdrawal Charge).
For purposes of determining the Highest Anniversary Value as of the applicable Contract Anniversary, purchase payments increase the Highest Anniversary Value on a dollar for dollar basis. Partial withdrawals, however, reduce the Highest Anniversary Value proportionately, that is, the percentage reduction is equal to the dollar amount of the withdrawal (plus applicable Withdrawal Charges) divided by the Account Value immediately before the withdrawal.
The Annual Step-Up Death Benefit was available for an additional charge of 0.20% annually of the average daily value of the amount You have in the Separate Account.
Example:
		Date	Amount
A	Initial purchase payment	10/1/2018	$100,000
B	Account Value	10/1/2019 (First Contract Anniversary)	$104,000
C	Death Benefit (Highest Anniversary Value)	As of 10/1/2019	$104,000 (= greater of A and B)
D	Account Value	10/1/2020 (Second Contract Anniversary)	$90,000
E	Death Benefit (Highest Contract Year Anniversary)	10/1/2020	$104,000 (= greater of B and D)
F	Withdrawal	10/2/2020	$9,000
G	Percentage Reduction in Account Value	10/2/2020	10% (= F/D)
H	Account Value after Withdrawal	10/2/2020	$81,000 (= D–F)
I	Highest Anniversary Value reduced for Withdrawal	As of 10/2/2020	$93,600 (= E–(E × G))

		Date	Amount
J	Death Benefit	10/2/2020	$93,600 (= greater of H and I)
Notes to Example
Purchaser is age 60 at issue.
Any Withdrawal Charge withdrawn from the Account Value is included when determining the percentage of Account Value withdrawn.
The Account Values on 10/1/2020 and 10/2/2020 are assumed to be equal prior to the withdrawal.
Enhanced Death Benefits
In states where approved, You could have selected the Enhanced Death Benefit (“EDB”) (subject to investment allocation restrictions) if You were age 72 or younger (for EDB Max V) or age 75 or younger (for all other versions of the EDB) at the effective date of your Contract. If You selected the EDB, You could not have selected the Optional Annual Step-Up Death Benefit or the Earnings Preservation Benefit. The EDB optional benefit is referred to in your Contract and rider as the “Guaranteed Minimum Death Benefit” or “GMDB”.
The EDB Max V, EDB Max IV, the EDB Max III, EDB Max II, EDB III and EDB II are not available for purchase.
Certain EDB versions must have been elected with Corresponding GMIB Optional Benefits. The following versions of the EDB optional benefit could only be elected if You elected the corresponding GMIB optional benefit:
●
EDB Max V could only have been elected with GMIB Max V;
●
EDB Max IV could only have been elected with GMIB Max IV;
●
EDB Max III could only have been elected with GMIB Max III;
●
EDB Max II could only have been elected with GMIB Max II;
●
EDB III could only have been elected with GMIB Plus IV; and
You should understand that by electing both a GMIB optional benefit and an EDB optional benefit, You will be paying for and receiving both an income benefit and a death benefit and the cost of the combined optional benefits will be higher than the cost of either a GMIB optional benefit or other available death benefit optional benefits individually. Please note that other standard or optional death benefits available under the Contract are not required to be purchased in combination with a GMIB optional benefit. You should also understand that once GMIB income payments begin under a GMIB optional benefit, the EDB optional benefit will be terminated.
Summary of the EDB
The following section provides a summary of how the EDB works. A more detailed explanation of the operation of the EDB is provided in the section below called “Operation of the EDB.”
Under the EDB, we calculate a “Death Benefit Base” that, if greater than the Account Value at the time the death benefit is calculated determines the death benefit amount. The Death Benefit Base provides protection against adverse investment experience. It guarantees that the death benefit will not be less than the greater of: (1) the highest Account Value on any Contract Anniversary (adjusted for withdrawals), or (2) the amount of your initial investment (adjusted for withdrawals), accumulated at the Annual Increase Rate.
Different Versions of the EDB. From time to time, we introduced new versions of the EDB. Each version of the EDB we have offered with the Contract are listed in the “EDB Rate Table” immediately following the “Operation of the EDB” section below. The principal differences between the different versions of the EDB described in this Prospectus are the items listed in the EDB Rate Table and the investment portfolios to which You are permitted to allocate Account Value while the EDB optional benefit is in effect (see “Operation of the EDB – Investment Allocation Restrictions”).
Operation of the EDB
The following section describes how the EDB operates. When reading the following descriptions of the operation of the EDB (for example, the “Annual Increase Rate” and “Dollar-for-Dollar Withdrawal Percentage” sections), refer to the EDB Rate Table below for the specific rates and other terms applicable to your version of the EDB.
(See Appendix B for examples of the operation of the EDB.)
If You selected an EDB optional benefit, the amount of the death benefit will be the greater of:
(1) the Account Value; or
(2) the Death Benefit Base.
Death Benefit Base. The Death Benefit Base is the greater of (a) or (b) below:
(a)
Highest Anniversary Value: On the date we issue your Contract, the Highest Anniversary Value is equal to your initial purchase payment. Thereafter, the Highest Anniversary Value will be increased by subsequent purchase payments and reduced proportionately by the percentage reduction in Account Value attributable to each partial withdrawal (including any applicable Withdrawal Charge). The percentage reduction in Account Value is the dollar amount of the withdrawal (including any applicable Withdrawal Charge) divided by the Account Value immediately preceding such withdrawal. On each Contract Anniversary prior to your 81st birthday, the Highest Anniversary Value will be recalculated to equal the greater of the Highest Anniversary Value before the recalculation or the Account Value on the date of the recalculation.
The Highest Anniversary Value does not change after the Contract Anniversary immediately preceding the Contract Owner’s 81st birthday, except that it is increased for each subsequent purchase payment and reduced proportionally by the percentage reduction in Account Value attributable to each subsequent withdrawal (including any applicable Withdrawal Charge).
(b)
Annual Increase Amount: On the date we issue your Contract, the Annual Increase Amount is equal to your initial purchase payment. All purchase payments received within 120 days of the date we issue your Contract will be treated as part of the initial purchase payment for this purpose. Thereafter, the Annual Increase Amount is equal to (i) less (ii), where:
(i)
is purchase payments accumulated at the Annual Increase Rate (as defined below) from the date the purchase payment is made; and
(ii)
is withdrawal adjustments (as defined below) accumulated at the Annual Increase Rate.

The Annual Increase Amount does not change after the Contract Anniversary immediately preceding the Contract Owner’s 91st birthday, except that it is increased for each subsequent purchase payment and reduced by the withdrawal adjustments described below.
The Highest Anniversary Value and Annual Increase Amount are calculated independently of each other. When the Highest Anniversary Value is recalculated and set equal to the Account Value, the Annual Increase Amount is not set equal to the Account Value. See “Optional Step-Up” below for a feature that can be used to reset the Annual Increase Amount to the Account Value.
Annual Increase Rate. As noted above, we calculate a Death Benefit Base under the EDB optional benefit that helps determine the amount of the death benefit. One of the factors used in calculating the Death Benefit Base is called the “annual increase rate.”
Through the Contract Anniversary immediately prior to the Contract Owner’s 91st birthday, the Annual Increase Rate is the greater of:
(a)
the EDB Annual Increase Rate; or
(b)
the Required Minimum Distribution Rate (as defined below).
Item (b) only applies to IRAs and other Contracts subject to Section 401(a)(9) of the Code.
Required Minimum Distribution Rate. The Required Minimum Distribution Rate equals the greater of:
(1)
the required minimum distribution amount for the previous calendar year or for this calendar year (whichever is greater), divided by the sum of: (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent purchase payments received during the Contract Year before the end of the calendar year;
(2a)
if You enroll only in the automated required minimum distribution service, the total withdrawals during the Contract Year under the automated required minimum distribution service, divided by the sum of: (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent purchase payments received during the Contract Year before the end of the calendar year; or
(2b)
if You enroll in both the Systematic Withdrawal Program and the automated required minimum distribution service, the total withdrawals during the Contract Year under (I) the Systematic Withdrawal Program (up to a maximum of the EDB Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year) and (II) the automated required minimum distribution service (which can be used to pay out any amount above the Systematic Withdrawal Program withdrawals that must be withdrawn to fulfill minimum distribution requirements at the end of the calendar year), divided by the sum of: (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent purchase payments received during the Contract Year before the end of the calendar year.
On the first Contract Anniversary, “at the beginning of the Contract Year” means on the issue date; on a later Contract Anniversary, “at the beginning of the Contract Year” means on the prior Contract Anniversary. All purchase payments received within 120 days of the issue date are treated as part of the initial purchase payment for this purpose, and therefore are included in the Annual Increase Amount on the issue date, instead of being treated as subsequent purchase payments. (See description of Operation of the EDB.)
See “Use of Automated Required Minimum Distribution Service and Systematic Withdrawal Program With EDB” below for more information on the automated required minimum distribution service and the Systematic Withdrawal Program.

If item (b) above (the Required Minimum Distribution Rate) is greater than item (a) above (the EDB Annual Increase Rate), and your total withdrawals during a Contract Year, divided by the sum of: (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent purchase payments received during the Contract Year before the end of the calendar year, exceed the Required Minimum Distribution Rate, the Required Minimum Distribution Rate is not used to calculate the Annual Increase Rate, and the Annual Increase Rate will be reduced to the EDB Annual Increase Rate (item (a) above). Therefore, the Annual Increase Rate for that Contract Year will be lower than the Required Minimum Distribution Rate, which could have the effect of reducing the value of the death benefit under the EDB.
After the Contract Anniversary immediately prior to the Contract Owner’s 91st birthday, the Annual Increase Rate is 0%.
Dollar-for-Dollar Withdrawal Percentage. One of the factors used in calculating withdrawal adjustments is called the “Dollar-for-Dollar Withdrawal Percentage.” The Dollar-for-Dollar Withdrawal Percentage is the greater of:
(a)
the EDB Dollar-for-Dollar Withdrawal Rate; or
(b)
the Required Minimum Distribution Rate (as defined above under “Annual Increase Rate”).
Item (b) only applies to IRAs and other contracts subject to Section 401(a)(9) of the Code.
After the Contract Anniversary immediately prior to the Contract Owner’s 91st birthday, the Dollar-for-Dollar Withdrawal Percentage is 0%.
For EDB Max IV only, the EDB Dollar-for-Dollar Withdrawal Rate, and therefore the Dollar-for-Dollar Withdrawal Percentage, will be higher if You wait to take your first withdrawal after a certain number of Contract Years. Once it is determined by the timing of the first withdrawal, the EDB Dollar-for-Dollar Withdrawal Rate will never increase or decrease. A higher Dollar-for-Dollar Withdrawal Percentage allows You to withdraw a larger amount each Contract Year while receiving dollar-for-dollar treatment of the withdrawals rather than a proportional adjustment. As discussed below, depending on the relative amounts of the Annual Increase Amount and the Account Value a “dollar-for-dollar treatment” withdrawal adjustment may be more favorable than a “proportional reduction” withdrawal adjustment.
Withdrawal Adjustments. Withdrawal adjustments in a Contract Year are determined according to (a) or (b):
(a)
proportional reduction: (1) if total withdrawals in a Contract Year are greater than the Annual Increase Amount at the beginning of the Contract Year multiplied by the Dollar-for-Dollar Withdrawal Percentage (as defined above); or (2) if the withdrawals occur on or after the Contract Anniversary immediately prior to your 91st birthday; or (3) if the withdrawals are not paid to You (or to the Annuitant, if the Contract is owned by a non-natural person) or to another payee we agree to, the withdrawal adjustment for each withdrawal in a Contract Year is the value of the Annual Increase Amount immediately prior to the withdrawal multiplied by the percentage reduction in Account Value attributed to that withdrawal (including any applicable Withdrawal Charge); or
(b)
dollar-for-dollar treatment: (1) if total withdrawals in a Contract Year are not greater than the Annual Increase Amount at the beginning of the Contract Year multiplied by the Dollar-for-Dollar Withdrawal Percentage; (2) if the withdrawals occur before the Contract Anniversary immediately prior to your 91st birthday; and (3) if these withdrawals are paid to You (or to the Annuitant, if the Contract is owned by a non-natural person) or to another payee we agree to, the total withdrawal adjustments for that Contract Year will be set equal to the dollar amount of total withdrawals (including any applicable Withdrawal Charge) in that Contract Year. These withdrawal adjustments will replace the withdrawal adjustments defined in (a), immediately above, and will be treated as though the corresponding withdrawals occurred at the end of that Contract Year.
As described in (a) immediately above, if in any Contract Year You take cumulative withdrawals that exceed the Annual Increase Amount at the beginning of the Contract Year multiplied by the Dollar-for-Dollar Withdrawal Percentage, the Annual Increase Amount will be reduced in the same proportion that the entire withdrawal (including any applicable Withdrawal Charge) reduced the Account Value. Depending on the relative amounts of the Annual Increase Amount and the Account Value, such a proportional reduction may result in a significant reduction in the Annual Increase Amount (particularly when the Account Value is lower than the Annual Increase Amount), and could have the effect of reducing or eliminating the value of the death benefit under the EDB optional benefit. Complying with the three conditions described in (b) immediately above (including limiting your cumulative withdrawals during a Contract Year to not more than the Annual Increase Amount at the beginning of the Contract Year multiplied by the Dollar-for-Dollar Withdrawal Percentage) will result in dollar-for-dollar treatment of the withdrawals.
Example:
●
Dollar-for-Dollar withdrawals reduce the Annual Increase Amount by the same dollar amount as the withdrawal amount. For example, assume the initial purchase payment and the Annual Increase Amount is $100,000. If You owned an EDB optional benefit with a 4.5% EDB Dollar-for-Dollar Withdrawal Rate and took a $4,500 withdrawal in the first Contract Year, the withdrawal will reduce both the Account Value and Annual Increase Amount by $4,500.
●
Proportionate withdrawals reduce the Annual Increase Amount by the same proportion that the withdrawal reduced the Account Value. For example, assume the Account Value is $100,000 and the Annual Increase Amount is $110,000. If You owned a EDB optional benefit with a 4.5% GMIB Dollar-for-Dollar Withdrawal Rate and You took a withdrawal during the Contract Year equal to 10% of the Account Value, that withdrawal will reduce both the Account Value and the Annual Increase Amount by 10% in that year; therefore, Your Account Value would decrease by $10,000 (10% of $100,000) and your Annual Increase Amount would decrease by $11,000 (10% of $110,000).
Taxes. Withdrawals of taxable amounts will be subject to ordinary income tax and, if made prior to age 59 1∕2, a 10% Federal income tax penalty may apply.
Optional Step-Up. On each Contract Anniversary as permitted, You may elect to reset the Annual Increase Amount to the Account Value. An Optional Step-Up may be beneficial if your Account Value has grown at a rate above the EDB Annual Increase Rate. As described below, an Optional Step-Up resets the Annual Increase Amount to the Account Value. After an Optional Step-Up, the Annual Increase Rate will be applied to the new, higher Annual Increase Amount and therefore the amount that may be withdrawn without reducing the Annual Increase Amount on a proportionate basis will increase. However, if You elect to reset the Annual Increase Amount, we may reset the optional benefit charge to a rate that does not exceed the lower of: (a) the maximum Optional Step-Up charge or (b) the current rate that we would charge for the same optional benefit available for new Contract purchases at the time of the Optional Step-Up (if the Contract and the optional benefit continues to be sold).
An Optional Step-Up is permitted only if: (1) the Account Value exceeds the Annual Increase Amount immediately before the step-up; and (2) the Contract Owner (or oldest Joint Contract Owner or Annuitant if the Contract is owned by a non-natural person) is not older than age 80 on the date of the Optional Step-Up. If your Contract has both a GMIB optional benefit and an EDB optional benefit, and You would like to elect an Optional Step-Up, You must elect an Optional Step-Up for both optional benefits. You may not elect an Optional Step-Up for only one of the two optional benefits. Upon the Optional Step-Up, we may reset the optional benefit charge, as described above, on one or both optional benefits.
You may elect either: (1) a one-time Optional Step-Up at any Contract Anniversary provided the above requirements are met, or (2) Optional Step-Ups to occur under the Automatic Annual Step-Up. If You elect Automatic Annual Step-Ups, on any Contract Anniversary while this election is in effect, the Annual Increase Amount will reset to the Account Value automatically, provided the above requirements are met. The same conditions described above will apply to each Automatic Step-Up. You may discontinue this election at any time by notifying us in writing, at our Administrative Office (or by any other method acceptable to us), at least 30 days prior to the Contract Anniversary on which an Optional Step-Up may otherwise occur. Otherwise, it will remain in effect through the seventh Contract Anniversary following the date You make this election, at which point You must make a new election if You want Automatic Annual Step-Ups to continue. If You discontinue or do not re-elect the Automatic Annual Step-Up, no Optional Step-Up will occur automatically on any subsequent Contract Anniversary unless You make a new election under the terms described above. (If You discontinue Automatic Annual Step-Ups, the optional benefit (and the optional benefit charge) will continue, and You may choose to elect a one time Optional Step-Up or reinstate Automatic Annual Step-Up as described above.)
We must receive your request to exercise the Optional Step-Up in writing, at our Administrative Office, or any other method acceptable to us. We must receive your request prior to the Contract Anniversary for an Optional Step-Up to occur on that Contract Anniversary.
Each Optional Step-Up:
(1)
resets the Annual Increase Amount to the Account Value on the Contract Anniversary following the receipt of an Optional Step-Up election; and
(2)
may reset the optional benefit charge to a rate that does not exceed the lower of: (a) the maximum Optional Step-Up charge (1.50%) or (b) the current rate that we would charge for the same optional benefit available for new Contract purchases at the time of the Optional Step-Up (if the Contract and the optional benefit continues to be sold).
In the event that the charge applicable to Contract purchases at the time of the step-up is higher than your current optional benefit charge, You will be notified in writing a minimum of 30 days in advance of the applicable Contract Anniversary and be informed that You may choose to decline the Automatic Annual Step-Up. If You choose to decline the Automatic Annual Step-Up, You must notify us in writing at our Administrative Office no less than seven calendar days prior to the applicable Contract Anniversary. Once You notify us of your decision to decline the Automatic Annual Step-Up, You will no longer be eligible for future Automatic Annual Step-Ups until You notify us in writing at our Administrative Office that You wish to reinstate the Automatic Annual Step-Ups. This reinstatement will take effect at the next Contract Anniversary after we receive your request for reinstatement.
On the date of the Optional Step-Up, the Account Value on that day will be treated as a single purchase payment received on the date of the Optional Step-Up for purposes of determining the Annual Increase Amount after the Optional Step-Up. All purchase payments and withdrawal adjustments previously used to calculate the Annual Increase Amount will be set equal to zero on the date of the step-up.
Investment Allocation Restrictions. For a detailed description of the investment allocation restrictions for your version of the EDB, see Appendix A under “Your Investment Choices — Investment Allocation Restrictions For Certain Optional Benefits.”

Restrictions on Subsequent Purchase Payments. For a detailed description of the restrictions on subsequent purchase payments that may apply for your version of the EDB, see the applicable subsection of “Your Investment Choices — Investment Allocation Restrictions For Certain Optional Benefits.”
Terminating the EDB Optional Benefit. Except as otherwise provided in the EDB optional benefit, the optional benefit will terminate upon the earliest of:
(a)
The date You make a total withdrawal of your Account Value (a pro-rata portion of the annual optional benefit charge will be assessed);
(b)
The date there are insufficient funds to deduct the annual optional benefit charge from your Account Value;
(c)
The date You elect to receive income payments under your Contract (a pro-rata portion of the annual optional benefit charge will be assessed);
(d)
A change of the Contract Owner or Joint Contract Owner (or Annuitant if the Contract Owner is a non- natural person), subject to our administrative procedures (a pro rata portion of the annual optional benefit charge will be assessed);
(e)
The date You assign your Contract, subject to our administrative procedures (a pro rata portion of the optional benefit charge will be assessed);
(f)
The date the death benefit amount is determined (excluding the determination of the death benefit amount under the spousal continuation option); or
(g)
Termination of the Contract to which the optional benefit is attached.
Under our current administrative procedures, we will waive the termination of the EDB optional benefit if You assign a portion of the Contract under the following limited circumstances: if the assignment is solely for your benefit on account of your direct transfer of the Account Value under Section 1035 of the Code to fund premiums for a long term care insurance policy or purchase payments for an annuity contract issued by an insurance company which is not our affiliate and which is licensed to conduct business in any state. All such direct transfers are subject to any applicable Withdrawal Charges.
(See Appendix B for examples of the EDB.)
Use of Automated Required Minimum Distribution Service and Systematic Withdrawal Program with the EDB
For IRAs and other Contracts subject to Section 401(a)(9) of the Code, You may be required to take withdrawals to fulfill minimum distribution requirements.
Used with the EDB optional benefit, our automated required minimum distribution service can help You fulfill minimum distribution requirements with respect to your Contract without reducing the Death Benefit Base on a proportionate basis. (Reducing the Death Benefit Base on a proportionate basis could have the effect of reducing or eliminating the value of the death benefit provided by the EDB optional benefit.) The automated required minimum distribution service calculates minimum distribution requirements with respect to your Contract and makes payments to You on a monthly, quarterly, semi-annual or annual basis.
Alternatively, You may choose to enroll in both the automated required minimum distribution service and the Systematic Withdrawal Program (see “Access to Your Money — Systematic Withdrawal Program”). In order to avoid taking withdrawals that could reduce the Death Benefit Base on a proportionate basis, withdrawals under the

Systematic Withdrawal Program should not exceed the EDB Dollar-for-Dollar Withdrawal Rate at the beginning of the Contract Year. Any amounts above the EDB Dollar-for-Dollar Withdrawal Rate that need to be withdrawn to fulfill minimum distribution requirements can be paid out at the end of the calendar year by the automated required minimum distribution service. For example, if You elected the EDB, enroll in the Systematic Withdrawal Program, and elect to receive monthly payments equal to the EDB Dollar-for-Dollar Withdrawal Rate multiplied by the Annual Increase Amount, You should also enroll in the automated required minimum distribution service and elect to receive your automated required minimum distribution service payment on an annual basis, after the Systematic Withdrawal Program monthly payment in December.
If You enroll in either the automated required minimum distribution service or both the automated required minimum distribution service and the Systematic Withdrawal Program, You should not make additional withdrawals outside the programs. Additional withdrawals may result in the Death Benefit Base being reduced on a proportionate basis, and have the effect of reducing or eliminating the value of the death benefit provided by the EDB optional benefit.
To enroll in the automated required minimum distribution service and/or the Systematic Withdrawal Program, please contact our Administrative Office.
The EDB Optional Benefit and Annuitization. The Annuity Date is the later of age 90 of the Annuitant or 10 years after issue of your Contract. You must make an election if You would like to extend your Annuity Date to the latest date permitted (subject to restrictions that may apply in your state and our current established administrative procedures). If You elect to extend your Annuity Date to the latest date permitted, and that date is reached, your Contract must be annuitized (see “Pay-Out Options (or Income Options)”), or You must make a complete withdrawal of your Account Value. Generally, once your Contract is annuitized, You are ineligible to receive the death benefit selected. However, for Contracts purchased with an EDB optional benefit, if You annuitize at the latest date permitted, You must elect one of the following options:
(1)
Annuitize the Account Value under the Contract’s annuity provisions; or
(2)
Elect to receive annuity payments determined by applying the Death Benefit Base to the greater of the guaranteed income payment type rates for the Contract at the time of purchase or the current income payment type rates applicable to this class of Contract. If You die before the complete return of the Death Benefit Base, your Beneficiary will receive a lump sum equal to the death benefit determined at annuitization less income payments already paid to the Contract Owner.
If You fail to select one of the above options, we will annuitize your Contract under the Lifetime Income Annuity with a 10-Year Guarantee Period, unless the payment under option (2) above is greater, in which case we will apply option (2) to your Contract.
EDB Rate Table
Using the EDB Rate Table. The EDB Rate Table indicates the date each version was first offered (“Date Introduced”). When a new version of the EDB is introduced it generally will replace the prior version once approved in a state. However, some states may take more time than others to approve the new version.
If You have already purchased a Contract, to determine which version of the EDB (if any) You purchased with your Contract, You should refer to the copy of the Contract You received after You purchased it. If You would like another copy of your Contract, including any applicable EDB optional benefit, please call our Administrative Office at (800)638-7732.

If we introduce a new version of the optional benefit, we generally will do so by updating the EDB Rate Table. Changes to the EDB Rate Table after the date of this Prospectus, reflecting a new version of the optional benefit, will be made in a supplement to the Prospectus.
The EDB Rate Table lists the following for each version of the EDB:
●
the EDB Annual Increase Rate, which is the minimum rate at which the Annual Increase Amount is increased at each Contract Anniversary (see “ Operation of the EDB  —  Income Base”);
●
the EDB Dollar-for-Dollar Withdrawal Rate: in each Contract Year, if You make withdrawals that do not exceed the EDB Dollar-for-Dollar Withdrawal Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, those withdrawals will reduce the Annual Increase Amount on a dollar-for-dollar basis instead of a proportionate basis. That is, the withdrawals will reduce the Annual Increase Amount by an amount equal to the dollar amount of the withdrawals, instead of reducing the Annual Increase Amount in the same proportion that the withdrawals reduced the Account Value. (Reducing the Annual Increase Amount on a proportional basis may have a significant negative impact on the value of the benefits available under the EDB  —  see “Operation of the EDB  —  Withdrawal Adjustments.”) For IRAs and other qualified Contracts, also see “Operation of the EDB  —  Required Minimum Distribution Rate.”
EDB RATE TABLE
EDB Optional Benefit	EDB Annual Increase Rate	EDB Dollar-for-Dollar Withdrawal Rate
EDB Max V	4.0%	4.0%
EDB Max IV	5.0%	4.5% if first withdrawal prior to 5th Contract Anniversary1 or 5.0% if first withdrawal on or after 5th Contract Anniversary[1]
EDB Max III	5.0%	5.0%
EDB Max II	5.5%	5.5%
EDB III	4.5%	4.5%
EDB II	5.0%	5.0%
(1)
For EDB Max IV only, the EDB Dollar-for-Dollar Withdrawal Rate, and therefore the Dollar-for-Dollar Withdrawal Percentage, will be higher if You wait to take your first withdrawal on or after the fifth Contract Anniversary. A higher Dollar-for-Dollar Withdrawal Percentage allows You to withdraw a larger amount each Contract Year while receiving dollar-for-dollar treatment of the withdrawals, which is generally more favorable than a proportional adjustment. Under certain circumstances a proportional adjustment could have the effect of reducing or eliminating the value of income payments under the EDB Max IV (see “Operation of the EDB  —  Withdrawal Adjustments”).
EDB VERSION AVAILABILITY BY STATE
Optional Benefit Version	All States except FL, NV and NJ1	Florida	Nevada	New Jersey
EDB Max V	02/04/13 - 02/19/16	02/25/13 - 02/19/16	02/25/13 - 02/19/16	02/25/13 - 02/19/16
EDB Max IV	08/20/12 - 02/03/13	08/20/12 - 02/24/13	11/12/12 - 02/24/13	11/19/12 - 02/24/13
EDB Max III	01/03/12 - 08/17/12	01/03/12 - 08/17/12	02/27/12 - 11/09/12	01/03/12 - 11/16/12
EDB Max II	10/10/11 - 12/30/11	10/10/11 - 12/30/11	N/A	10/10/11 - 12/30/11
EDB III	10/10/11 - 02/24/12	10/10/11 - 02/24/12	N/A	10/10/11 - 02/24/12

Optional Benefit Version	All States except FL, NV and NJ1	Florida	Nevada	New Jersey
EDB II	N/A	N/A	10/10/11 - 02/24/12	N/A
(1)
All versions of the EDB are not available with a B Plus Class or C Class Contract in Washington State or New York State.
Guaranteed Lifetime Withdrawal Benefit — Death Benefit (the “GLWB Death Benefit”)
The GLWB Death Benefit is not available for purchase. In states where approved, You could have elected the GLWB Death Benefit when You elected the GLWB optional benefit if You were at least age 50 and not older than age 65 at the effective date of your Contract. The GLWB Death Benefit was not available for purchase in New York and Washington. The GLWB Death Benefit was available for purchase in Minnesota and Pennsylvania starting on May 4, 2015. The GLWB Death Benefit was available for purchase in all other states starting on February 14, 2015.
Under the GLWB Death Benefit, we calculate a “GLWB Death Benefit Base”, as defined later in this Prospectus that, if greater than the Standard Death Benefit, at the time the death benefit is calculated determines the death benefit amount.
For a more detailed explanation of the operation of the GLWB Death Benefit see “Living Benefits — Guaranteed Lifetime Withdrawal Benefit — Death Benefit.”
(See Appendix F for examples of the GLWB Death Benefit.)
Earnings Preservation Benefit
You could have purchased this benefit at application. The Earnings Preservation Benefit is intended to provide additional amounts at death to pay expenses that may be due upon your death. We do not guarantee that the amounts provided by the Earnings Preservation Benefit will be sufficient to cover any such expenses that your heirs may have to pay. If You selected the Earnings Preservation Benefit, You could not have selected an EDB.
This benefit provides that an additional death benefit is payable equal to:
The difference between
1.
Your death benefit (either the standard death benefit or an optional death benefit for which You pay an additional charge); and
2.
Total purchase payments not withdrawn. In this case, partial withdrawals are first applied against earnings and then purchase payments, or
On or after the Contract Anniversary immediately preceding your 81st birthday, the additional death benefit that is payable is equal to:
1.
The difference between
a.
Your death benefit amount on the Contract Anniversary immediately preceding your 81st birthday, plus subsequent purchase payments made after each Contract Anniversary, reduced proportionately by the percentage reduction in Account Value attributable to each subsequent partial withdrawal (including any applicable Withdrawal Charge); and
b.
Total purchase payments not withdrawn. In this case, partial withdrawals are first applied against earnings and then purchase payments.

2.
In each case, multiplied by the following percentage, depending upon your age when You purchased the Contract:
Purchase Age	Percentage
Ages 69 or younger	40%
Ages 70-77	25%
Ages 78 and above	0%
You could not have purchased this benefit if You were 78 years of age or older.
If your spouse continues the Contract, your spouse can choose one of the following two options:
●
Continue the Earnings Preservation Benefit. Then the additional death benefit is calculated in the same manner as above except the calculation takes into account the surviving spouse’s age for purposes of determining what is the Contract Anniversary prior to the 81st birthday. In this case, the benefit is paid as of the death of the surviving spouse, rather than the first spouse.
●
Stop the Earnings Preservation Benefit. Then, the Account Value is reset to equal the death benefit plus the additional death benefit on the date the spouse continues the Contract. The Earnings Preservation Benefit will cease and the Separate Account charge will be reduced by 0.25%.
If we do not receive notification from the surviving spouse either to elect to continue or to discontinue the Earnings Preservation Benefit within 90 days of notice to us of the death of a spouse, we will treat the absence of a notification as if the Earnings Preservation Benefit had been discontinued and the amount of the benefits will be added to the Account Value.
If You are a natural person and You change ownership of the Contract to someone other than your spouse, this benefit is calculated in the same manner except (1) purchase payments (for the purpose of calculating the Earnings Preservation Benefit) are set equal to the Account Value on the date of the change in Contract Owners (gain is effectively reset to zero) and (2) the percentage from the table above is based on the age of the new Contract Owner as of the date of the change in Contract Owner.
If You are a non-natural person, the life of the Annuitant is the basis for determining the additional death benefit. If there are Joint Contract Owners, the oldest of the two will be used as a basis for determining the additional death benefit.
The Earnings Preservation Benefit was available for an additional charge of 0.25% annually of the average daily value of the amount You have in the Separate Account.
Example:
		Date	Amount
A	Purchase Payments Not Withdrawn	10/1/2018	$100,000
B	Death Benefit	10/1/2019	$105,000
C	Additional Death Benefit	10/1/2019	$2,000 (= 40% × (B – A))
D	Account Value	10/1/2020	$90,000
E	Withdrawal	10/2/2020	$9,000

		Date	Amount
F	Account Value after Withdrawal	10/2/2020	$81,000 (= D – E)
G	Purchase Payments Not Withdrawn	10/2/2020	$91,000
			(= A – E, because there is no gain at time of withdrawal)
H	Death Benefit	10/2/2020	$99,238
I	Additional Death Benefit		$3,295 (= 40% × (H – G))
Notes to Example:
Purchaser is age 60 at issue.
Any Withdrawal Charge from the Account Value is included when determining the percentage of Account Value withdrawn.
The Account Values on 10/1/2020 and 10/2/2020 are assumed to be equal prior to the withdrawal.
All amounts are rounded to the nearest dollar.
Living Benefits
Overview of Living Benefit Optional Benefits
We offered optional living benefits that, for certain additional charges, offer protection against market risk (the risk that your investments may decline in value or underperform your expectations). Only one of these optional benefits could be elected, and the optional benefits must have been elected at Contract issue. These optional benefits are described briefly below. There may be versions of each optional living benefit that vary by issue date and state availability. In addition, a version of an optional living benefit may have become available (or unavailable) in different states at different times. Please check with your registered representative regarding which version(s) were available in your state. Please check your Contract and optional living benefits for the specific provisions applicable to You, and see the more detailed description that follows for important information on the costs, restrictions and availability of each optional benefit. We offered three types of living benefits — a guaranteed withdrawal benefit, a guaranteed lifetime withdrawal benefit, and guaranteed income benefits.
Guaranteed Income Benefits
●
GMIB Max (GMIB Max V, GMIB Max IV, GMIB Max III and GMIB Max II)
●
Guaranteed Minimum Income Benefit Plus (GMIB Plus IV and GMIB Plus III)
Our guaranteed income benefit optional benefits are designed to allow You to invest your Account Value in the market while at the same time assuring a specified guaranteed level of minimum fixed income payments if You elect the pay-out phase. The fixed income payment amount is guaranteed regardless of investment performance or the actual Account Value at the time You annuitize. Prior to exercising the optional benefit and annuitizing your Contract, You may make withdrawals up to a maximum level specified in the optional benefit and still maintain the benefit amount.

Guaranteed Withdrawal Benefit (“GWB v1”)
The Guaranteed Withdrawal Benefit is designed to allow You to invest your Account Value in the investment portfolios, while guaranteeing that at least the entire amount of purchase payments You make will be returned to You through a series of withdrawals, provided withdrawals in any Contract Year do not exceed the maximum amount allowed under the optional benefit.
Guaranteed Lifetime Withdrawal Benefit (“GLWB”)
The GLWB rider is designed to allow You to invest your Account Value in the investment portfolios, while guaranteeing that You will receive lifetime income regardless of investment performance. The guarantee is subject to the conditions described in “Guaranteed Lifetime Withdrawal Benefit — Operation of the GLWB,” including the condition that withdrawals before a defined age or withdrawals that exceed the maximum amount allowed under the rider in a Contract Year will reduce or eliminate the guarantee. In states where approved, You could also have elected the GLWB Death Benefit for an additional charge if You elected the GLWB rider.
Guaranteed Minimum Income Benefit (“GMIB”)
If You wanted to invest your Account Value in the investment portfolio(s) during the pay-in phase, but You also wanted to assure a specified guaranteed level of minimum fixed income payments during the pay-out phase, we offered an optional benefit for an additional charge, called the Guaranteed Minimum Income Benefit (“GMIB”). The purpose of the GMIB is to provide protection against market risk (the risk that the Account Value allocated to the investment portfolio(s) may decline in value or underperform your expectations).
As described in more detail in “Pay-Out Options (or Income Options),” You can choose to apply your Account Value to fixed income payments, variable income payment types, or a combination of both. The dollar amount of your income payments will vary to a significant degree based on the market performance of the investment portfolio(s) to which You had allocated Account Value during the pay-in phase (and based on market performance during the pay-out phase, in the case of variable income payments).
With the GMIB, the minimum amount of each fixed income payment You receive during the pay-out phase is guaranteed regardless of the investment performance of the investment portfolios during the pay-in phase or your actual Account Value at the time You elect the pay-out phase. Prior to exercising the optional benefit, You may make specified withdrawals that reduce your Income Base (as explained below) during the pay-in phase and still leave the optional benefit guarantees intact, provided the conditions of the optional benefit are met. Your registered representative can provide You an illustration of the amounts You would receive, with or without withdrawals, if You exercise the optional benefit.
In states where approved, You could have purchased the GMIB if You were age 78 or younger on the effective date of your Contract. You could not have this benefit and another living benefit (Guaranteed Withdrawal Benefit or Guaranteed Lifetime Withdrawal Benefit) in effect at the same time. Once elected, the GMIB may not be terminated except as stated below. Please see “GMIB Version Availability By State” below for information about the availability of a GMIB optional benefit.
Summary of the GMIB
The following section provides a summary of how the GMIB works. A more detailed explanation of the operation of the GMIB is provided in the section below called “Operation of the GMIB.”

Under the GMIB, we calculate an “Income Base” that determines, in part, the minimum amount You receive as fixed income payments under the GMIB if You elect the pay-out phase. The Income Base is the greater of two calculated values, the Annual Increase Amount or the Highest Anniversary Value (see “Operation of the GMIB — Income Base”). We then will apply the Income Base calculated at the time the GMIB optional benefit is exercised to the conservative GMIB Annuity Table specified in your GMIB optional benefit in order to determine your minimum guaranteed lifetime fixed monthly income payments. (However, your actual payment may be higher than this minimum if, as discussed below, income payments during the pay-out phase of the Contract based on the Account Value would produce a higher payment.)
It is important to recognize that this Income Base is not available for cash withdrawals and does not establish or guarantee your Account Value or a minimum return for any investment portfolio. The GMIB may be exercised after a 10-year waiting period and then only within 30 days following a Contract Anniversary, provided that the exercise must occur not later than the 30-day period following the Contract Anniversary prior to the Contract Owner’s 91st birthday. If at the time You elect the pay-out phase, applying your actual Account Value to then current annuity purchase rates (independent of the GMIB optional benefit) produces higher income payments, You will receive the higher income payments, and thus You will have paid for the optional benefit even though it was not used.
Different Versions of the GMIB. From time to time, we introduce new versions of the GMIB. Each version of the GMIB we have offered with the Contract, and the versions we may currently be offering (if any), are listed in the “GMIB Rate Table” immediately following the “Operation of the GMIB” section below. The principal differences between the different versions of the GMIB described in this Prospectus are the items listed in the GMIB Rate Table and the investment portfolios to which You are permitted to allocate Account Value while the GMIB optional benefit is in effect (see “Operation of the GMIB — Investment Allocation Restrictions”).
Operation of the GMIB
The following section describes how the GMIB operates. When reading the following descriptions of the operation of the GMIB (for example, the “Annual Increase Rate,” “Dollar-for-Dollar Withdrawal Percentage,” and “Enhanced Payout Rate” sections), refer to the GMIB Rate Table below for the specific rates and other terms applicable to your version of the GMIB.
Income Base. The Income Base is the greater of (a) or (b) below.
(a)
Highest Anniversary Value: On the issue date, the “Highest Anniversary Value” is equal to your initial purchase payment. Thereafter, the Highest Anniversary Value will be increased by subsequent purchase payments and reduced proportionately by the percentage reduction in Account Value attributable to each subsequent withdrawal (including any applicable Withdrawal Charge). On each Contract Anniversary prior to the Contract Owner’s 81st birthday, the Highest Anniversary Value will be recalculated and set equal to the greater of the Highest Anniversary Value before the recalculation or the Account Value on the date of the recalculation.
The Highest Anniversary Value does not change after the Contract Anniversary immediately preceding the Contract Owner’s 81st birthday, except that it is increased for each subsequent purchase payment and reduced proportionally by the percentage reduction in Account Value attributable to each subsequent withdrawal (including any applicable Withdrawal Charge).
(b)
Annual Increase Amount: On the date we issue your Contract, the “Annual Increase Amount” is equal to your initial purchase payment. All purchase payments received within 120 days of the date we issue your Contract will be treated as part of the initial purchase payment for this purpose. Thereafter, the Annual Increase Amount is equal to (i) less (ii), where:

(i)
is purchase payments accumulated at the Annual Increase Rate (as defined below) from the date the purchase payment is made; and
(ii)
is withdrawal adjustments (as defined below) accumulated at the Annual Increase Rate.
The Highest Anniversary Value and Annual Increase Amount are calculated independently of each other. When the Highest Anniversary Value is recalculated and set equal to the Account Value, the Annual Increase Amount is not set equal to the Account Value. See “Optional Step-Up” below for a feature that can be used to reset the Annual Increase Amount to the Account Value.
For Contracts issued in New York State only — Annual Increase Amount Limit. The Annual Increase Amount is limited to the Annual Increase Amount Limit (see “GMIB Rate Table” below) multiplied by the greater of: (a) your purchase payments or (b) the Annual Increase Amount as increased by the most recent Optional Step-Up (see “Optional Step-Up” below). Each time the Annual Increase Amount is increased by an Optional Step-Up, the limit on the Annual Increase Amount is raised to the Annual Increase Amount Limit multiplied by the new, higher Annual Increase Amount, if it is greater than the Annual Increase Amount Limit multiplied by total purchase payments.
Annual Increase Rate. As noted above, we calculate an Income Base under the GMIB optional benefit that helps determine the minimum amount You receive as an income payment upon exercising the optional benefit. One of the factors used in calculating the Income Base is called the “annual increase rate.”
Through the Contract Anniversary immediately prior to the Contract Owner’s 91st birthday, the Annual Increase Rate is the greater of:
(a)
the GMIB Annual Increase Rate; or
(b)
the Required Minimum Distribution Rate (as defined below).
Item (b) only applies to IRAs and other Contracts subject to Section 401(a)(9) of the Code.
Required Minimum Distribution Rate. The Required Minimum Distribution Rate equals the greater of:
(1)
the required minimum distribution amount for the previous calendar year or for this calendar year (whichever is greater), divided by the sum of: (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent purchase payments received during the Contract Year before the end of the calendar year;
(2a)
if You enroll only in the automated required minimum distribution service, the total withdrawals during the Contract Year under the automated required minimum distribution service, divided by the sum of: (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent purchase payments received during the Contract Year before the end of the calendar year; or
(2b)
if You enroll in both the Systematic Withdrawal Program and the automated required minimum distribution service, the total withdrawals during the Contract Year under (I) the Systematic Withdrawal Program (up to a maximum of the GMIB Annual Increase Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year); and (II) the automated required minimum distribution service (which can be used to pay out any amount above the Systematic Withdrawal Program withdrawals that must be withdrawn to fulfill minimum distribution requirements at the end of the calendar year), divided by the sum of: (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent purchase payments received during the Contract Year before the end of the calendar year.
On the first Contract Anniversary, “at the beginning of the Contract Year” means on the issue date; on a later Contract Anniversary, “at the beginning of the Contract Year” means on the prior Contract Anniversary. All purchase payments received within 120 days of the issue date are treated as part of the initial purchase payment for this purpose, and therefore are included in the Annual Increase Amount on the issue date, instead of being treated as subsequent purchase payments. (See description of Operation of GMIB Income Base.)
See “Use of Automated Required Minimum Distribution Service and Systematic Withdrawal Program With GMIB” below for more information on the automated required minimum distribution service and the Systematic Withdrawal Program.
If item (b) above (the Required Minimum Distribution Rate) is greater than item (a) above (the GMIB Annual Increase Rate), and your total withdrawals during a Contract Year, divided by the sum of: (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent purchase payments received during the Contract Year before the end of the calendar year, exceed the Required Minimum Distribution Rate, the Required Minimum Distribution Rate is not used to calculate the Annual Increase Rate, and the Annual Increase Rate will be reduced to the GMIB Annual Increase Rate (item (a) above). Therefore, the Annual Increase Rate for that Contract Year will be lower than the Required Minimum Distribution Rate, which could have the effect of reducing the value of income payments under the GMIB.
During the 30-day period following the Contract Anniversary immediately prior to the Contract Owner’s 91st birthday, the Annual Increase Rate is 0%.
Dollar-for-Dollar Withdrawal Percentage. One of the factors used in calculating withdrawal adjustments is called the “Dollar-for-Dollar Withdrawal Percentage.” The Dollar-for-Dollar Withdrawal Percentage is the greater of:
(a)
the GMIB Dollar-for-Dollar Withdrawal Rate; or
(b)
the Required Minimum Distribution Rate (as defined above under “Annual Increase Rate”).
Item (b) only applies to IRAs and other Contracts subject to Section 401(a)(9) of the Code.
During the 30-day period following the Contract Anniversary immediately prior to the Contract Owner’s 91st birthday, the Dollar-for-Dollar Withdrawal Percentage is 0%.
For GMIB Max IV only, the GMIB Dollar-for-Dollar Withdrawal Rate, and therefore the Dollar-for-Dollar Withdrawal Percentage, will be higher if You wait to take your first withdrawal after a certain number of Contract Years. Once it is determined by the timing of the first withdrawal, the GMIB Dollar-for-Dollar Withdrawal Rate will never increase or decrease. A higher Dollar-for-Dollar Withdrawal Percentage allows You to withdraw a larger amount each Contract Year while receiving dollar-for-dollar treatment of the withdrawals rather than a proportional adjustment. As discussed below, depending on the relative amounts of the Annual Increase Amount and the Account Value, a “dollar-for-dollar treatment” withdrawal adjustment may be more favorable than a “proportional reduction” withdrawal adjustment.
Withdrawal Adjustments. Withdrawal adjustments in a Contract Year are determined according to (a) or (b):
(a)
proportional reduction: if total withdrawals in a Contract Year are greater than the Annual Increase Amount at the beginning of the Contract Year multiplied by the Dollar-for-Dollar Withdrawal Percentage (as defined above), or if the withdrawals are not paid to You (or to the Annuitant, if the Contract is owned by a non-natural person) or to another payee we agree to, the withdrawal adjustment for each withdrawal in a Contract Year is the value of the Annual Increase Amount immediately prior to the withdrawal multiplied by the percentage reduction in Account Value attributed to that withdrawal (including any applicable Withdrawal Charge); or
(b)
dollar-for-dollar treatment: if total withdrawals in a Contract Year are not greater than the Annual Increase Amount at the beginning of the Contract Year multiplied by the Dollar-for-Dollar Withdrawal Percentage, and

if these withdrawals are paid to You (or to the Annuitant, if the Contract is owned by a non-natural person) or to another payee we agree to, the total withdrawal adjustments for that Contract Year will be set equal to the dollar amount of total withdrawals (including any applicable Withdrawal Charge) in that Contract Year.
These withdrawal adjustments will be treated as though the corresponding withdrawals occurred at the end of that Contract Year.
As described in (a) immediately above, if in any Contract Year You take cumulative withdrawals that exceed the Annual Increase Amount at the beginning of the Contract Year multiplied by the Dollar-for-Dollar Withdrawal Percentage, the Annual Increase Amount will be reduced in the same proportion that the entire withdrawal (including any applicable Withdrawal Charge) reduced the Account Value. Depending on the relative amounts of the Annual Increase Amount and the Account Value, such a proportional reduction may result in a significant reduction in the Annual Increase Amount (particularly when the Account Value is lower than the Annual Increase Amount), and could have the effect of reducing or eliminating the value of income payments under the GMIB rider.
Complying with the two conditions described in (b) immediately above (including limiting your cumulative withdrawals during a Contract Year to not more than the Annual Increase Amount at the beginning of the Contract Year multiplied by the Dollar-for-Dollar Withdrawal Percentage) will result in dollar-for-dollar treatment of the withdrawals.
Example:
●
Dollar-for-Dollar withdrawals reduce the Annual Increase Amount by the same dollar amount the withdrawal amount. For example, assume the initial purchase payment and the Annual Increase Amount is $100,000. If You owned a GMIB optional benefit with a 4.5% GMIB Dollar-for-Dollar Withdrawal Rate and took a $4,500 withdrawal in the first Contract Year, the withdrawal will reduce both the Account Value and Annual Increase Amount by $4,500.
●
Proportionate withdrawals reduce the Annual Increase Amount by the same proportion that the withdrawal reduced the Account Value. For example, assume the Account Value is $100,000 and the Annual Increase Amount is $110,000. If You owned a GMIB optional benefit with a 4.5% GMIB Dollar-for-Dollar Withdrawal Rate and You took a withdrawal during the Contract Year equal to 10% of the Account Value, that withdrawal will reduce both the Account Value and the Annual Increase Amount by 10% in that year; therefore, Your Account Value would decrease by $10,000 (10% of $100,000) and your Annual Increase Amount would decrease by $11,000 (10% of $110,000).
Partial annuitizations are not permitted.
In determining the GMIB income payments, an amount equal to the Withdrawal Charge that would be assessed upon a complete withdrawal and the amount of any premium taxes and other taxes that may apply will be deducted from the Income Base. For purposes of calculating the Income Base, purchase payment credits (i.e., bonus payments) are not included.
Optional Step-Up. On each Contract Anniversary as permitted, You may elect to reset the Annual Increase Amount to the Account Value. An Optional Step-Up may be beneficial if your Account Value has grown at a rate above the GMIB Annual Increase Rate. As described below, an Optional Step-Up resets the Annual Increase Amount to the Account Value. After an Optional Step-Up, the Annual Increase Rate will be applied to the new, higher Annual Increase Amount and therefore the amount that may be withdrawn without reducing the Annual Increase Amount on a proportionate basis will increase. However, if You elect to reset the Annual Increase Amount, we will also restart the 10-year waiting period. In addition, we may reset the optional benefit charge to a rate that does not exceed the lower of: (a) the maximum Optional Step-Up charge or (b) the current rate that we would charge for the same optional benefit available for new Contract purchases at the time of the Optional Step-Up (if the Contract and the optional benefit continues to be sold).
An Optional Step-Up is permitted only if: (1) the Account Value exceeds the Annual Increase Amount immediately before the step-up and (2) the Owner (or oldest Joint Owner or Annuitant if the Contract is owned by a non-natural person) is not older than age 80 on the date of the Optional Step-Up.
You may elect either: (1) a one-time Optional Step-Up at any Contract Anniversary provided the above requirements are met, or (2) Optional Step-Up to occur under the Automatic Annual Step-Up. If You elect Automatic Annual Step-Up, on any Contract Anniversary while this election is in effect, the Annual Increase Amount will reset to the Account Value automatically, provided the above requirements are met. The same conditions described above will apply to each Automatic Step-Up. You may discontinue this election at any time by notifying us in writing, at our Administrative Office (or by any other method acceptable to us), at least 30 days prior to the Contract Anniversary on which a step-up may otherwise occur. Otherwise, it will remain in effect through the seventh Contract Anniversary following the date You make this election, at which point You must make a new election if You want Automatic Annual Step-Up to continue. If You discontinue or do not re-elect the Automatic Annual Step-Up, no Optional Step-Up will occur automatically on any subsequent Contract Anniversary unless You make a new election under the terms described above. (If You discontinue Automatic Annual Step-Up, the optional benefit (and the optional benefit charge) will continue, and You may choose to elect a one time Optional Step-Up or reinstate Automatic Annual Step-Up as described above.)
We must receive your request to exercise the Optional Step-Up in writing, at our Administrative Office, or by any other method acceptable to us. We must receive your request prior to the Contract Anniversary for an Optional Step-Up to occur on that Contract Anniversary.
Each Optional Step-Up:
(1)
resets the Annual Increase Amount to the Account Value on the Contract Anniversary following the receipt of an Optional Step-Up election;
(2)
resets the waiting period to exercise the optional benefit to the 10th Contract Anniversary following the date the Optional Step-Up took effect;
(3)
For Contracts issued in New York State only, resets the maximum Annual Increase Amount to an Annual Increase Amount Limit multiplied by the Annual Increase Amount calculated in (1) above, if greater than the maximum Annual Increase Amount immediately before the Optional Step-Up; and
(4)
may reset the optional benefit charge to a rate that does not exceed the lower of: (a) the maximum Optional Step-Up charge or (b) the current rate that we would charge for the same optional benefit available for new Contract purchases at the time of the Optional Step-Up (if the Contract and the optional benefit continues to be sold).
In the event that the charge applicable to Contract purchases at the time of the step-up is higher than your current optional benefit charge, You will be notified in writing a minimum of 30 days in advance of the applicable Contract Anniversary and be informed that You may choose to decline the Automatic Annual Step-Up. If You decline the Automatic Annual Step-Up, You must notify us in accordance with our administrative procedures (currently we require You to submit your request in writing to our Administrative Office no less than seven calendar days prior to the applicable Contract Anniversary). Once You notify us of your decision to decline the Automatic Annual Step-Up, You will no longer be eligible for future Automatic Annual Step-Ups until You notify us in writing at our Administrative Office that You wish to reinstate the Automatic Annual Step-Up. This reinstatement will take effect at the next Contract Anniversary after we receive your request for reinstatement.

On the date of the Optional Step-Up, the Account Value on that day will be treated as a single purchase payment received on the date of the step-up for purposes of determining the Annual Increase Amount after the step-up. All purchase payments and withdrawal adjustments previously used to calculate the Annual Increase Amount will be set equal to zero on the date of the step-up.
Guaranteed Principal Option. On each Contract Anniversary, starting with the tenth Contract Anniversary and through the Contract Anniversary prior to the Contract Owner’s 91st birthday, You may exercise the Guaranteed Principal Option. If the Contract Owner is a non-natural person, the Annuitant’s age is the basis for determining the birthday. If there are Joint Contract Owners, the age of the oldest Contract Owner is used for determining the birthday. We must receive your request to exercise the Guaranteed Principal Option in writing, or any other method that we agree to, within 30 days following the eligible Contract Anniversary. The Guaranteed Principal Option will take effect at the end of this 30-day period following that Contract Anniversary.
By exercising the Guaranteed Principal Option, You elect to receive an additional amount to be added to your Account Value intended to restore your initial investment in the Contract, in lieu of receiving GMIB payments. The additional amount is called the Guaranteed Principal Adjustment and is equal to (a) minus (b) where:
(a)
is purchase payments credited within 120 days of the date we issued the Contract (reduced proportionately by the percentage reduction in Account Value attributable to each partial withdrawal (including applicable Withdrawal Charges) prior to the exercise of the Guaranteed Principal Option); and
(b)
is the Account Value on the Contract Anniversary immediately preceding exercise of the Guaranteed Principal Option.
For purposes of calculating the Guaranteed Principal Adjustment, purchase payment credits (i.e., bonus payments) are not included. The Guaranteed Principal Option can only be exercised if (a) exceeds (b), as defined above. The Guaranteed Principal Adjustment will be added to each applicable Division in the ratio the portion of the Account Value in such Division bears to the total Account Value in all Divisions. It is important to note that only purchase payments made during the first 120 days that You hold the Contract are taken into consideration in determining the Guaranteed Principal Adjustment. If You anticipate making purchase payments after 120 days, You should understand that such payments will not increase the Guaranteed Principal Adjustment. However, because purchase payments made after 120 days will increase your Account Value, such payments may have a significant impact on whether or not a Guaranteed Principal Adjustment is due. Therefore, the GMIB optional benefit may not be appropriate for You if You intend to make additional purchase payments after the 120-day period and are purchasing the optional benefit for this feature.
The Guaranteed Principal Adjustment will never be less than zero. If the Guaranteed Principal Option is exercised, the GMIB optional benefit will terminate as of the date the option takes effect and no additional GMIB optional benefit charges will apply thereafter. The Contract, however, will continue. If You only elected a GMIB optional benefit, the investment allocation restrictions and any subsequent purchase payment restrictions described in Appendix A under “Investment Allocation Restrictions For Certain Optional Benefits” will no longer apply. If You elected both a GMIB optional benefit and an EDB optional benefit, the investment allocation restrictions and any subsequent purchase payment restrictions applicable to the EDB optional benefit will continue to apply.
The Guaranteed Principal Option is not available in the state of Washington.
Exercising the GMIB. If You exercise the GMIB optional benefit, You must select to receive income payments under one of the following income types:
(1)
Lifetime Income Annuity with a 5-Year Guarantee Period.

(2)
Lifetime Income Annuity for Two with a 5-Year Guarantee Period. Based on Federal tax rules, this option is not available for qualified Contracts where the difference in ages of the Joint Annuitants, who are non-spouses, is greater than 10 years. (See “Pay-Out Options (or Income Options).”) For Contracts issued in New York State only, this income payment type is only available if the youngest Annuitant’s attained age is 35 or older.
These options are described in the Contract and the GMIB optional benefit.
The GMIB Annuity Table. When the Contract is annuitized, income payments under the GMIB optional benefit will be determined by applying the income base to the rates in the GMIB Annuity Table. The GMIB Annuity Table Basis is specified in the optional benefit and the GMIB Rate Table.
As with other payout types, the amount You receive as an income payment also depends on the income payment type You select, your age and your sex. The annuity rates in the GMIB Annuity Table are conservative and a Withdrawal Charge may be applicable, so the amount of guaranteed minimum lifetime income that the GMIB produces may be less than the amount of income payments that would be provided by applying your Account Value on your annuity date to the then-current annuity purchase rates.
If You exercise the GMIB optional benefit, your income payments will be the greater of:
●
the income payment determined by applying the amount of the income base to the GMIB Annuity Table, or
●
the income payment determined for the same income payment type in accordance with the base Contract. (See “Pay-Out Options (or Income Options).”)
If You choose not to receive income payments as guaranteed under the GMIB, You may elect any of the income payment types available under the Contract.
If the amount of the guaranteed minimum lifetime income that the GMIB produces is less than the amount of income payments that would be provided by applying Account Value on the Annuity Date to the then current annuity purchase rates, then You would have paid for a benefit You did not use.
If You take a full withdrawal of your Account Value, your Contract is terminated by us due to its small Account Value and inactivity (see “When We Can Cancel Your Contract”), or your Contract lapses and there remains any Income Base, we will commence making income payments within 30 days of the date of the full withdrawal, termination or lapse. In such cases, your income payments under this benefit, if any, will be determined using the Income Base after any applicable withdrawal adjustment that was taken on account of the withdrawal, termination or lapse.
Enhanced Payout Rates. The GMIB payout rates are enhanced under the following circumstances.
If You selected the GMIB and if:
●
For Contracts issued in New York State only, your Contract was issued on or after the Minimum Enhanced Payout Issue Age;
●
You take no withdrawals prior to the Minimum Enhanced Payout Withdrawal Age;
●
your Account Value is fully withdrawn or decreases to zero at or after You reach the Minimum Enhanced Payout Withdrawal Age and there is an Income Base remaining; and
●
the income type You select is the Lifetime Income Annuity with a 5-Year Guarantee Period;
then the annual income payments under the GMIB will equal or exceed the applicable Enhanced Payout Rate multiplied by the Income Base (calculated on the date the payments are determined).

If a Contract Owner dies and the Contract Owner’s spouse (age 89 or younger) is the Beneficiary of the Contract, the spouse may elect to continue the Contract and the GMIB optional benefit. If the spouse elects to continue the Contract and the Contract Owner had begun to take withdrawals prior to his or her death, and the Contract Owner was older than the spouse, the spouse’s eligibility for the Enhanced Payout Rates described above is based on the Contract Owner’s age when the withdrawals began. For example, if a Contract Owner had begun to take withdrawals at the applicable Minimum Enhanced Payout Withdrawal Age and subsequently died, if that Contract Owner’s spouse (age 89 or younger) is the Beneficiary of the Contract and elects to continue the Contract and the GMIB optional benefit, the spouse would be eligible for the Enhanced Payout Rate as described above, even if the spouse were younger than the Minimum Enhanced Payout Withdrawal Age at the time the Contract was continued. If the spouse elects to continue the Contract and the Contract Owner had not taken any withdrawals prior to his or her death, the spouse’s eligibility for the Enhanced Payout Rates is based on the spouse’s age when the spouse begins to take withdrawals.
Investment Allocation Restrictions. For a detailed description of the GMIB investment allocation restrictions, see the applicable subsection in Appendix A under “Investment Allocation Restrictions For Certain Optional Benefits.”
Restrictions on Subsequent Purchase Payments. For a detailed description of the restrictions on subsequent purchase payments see the applicable subsection of “Your Investment Choices — Investment Allocation Restrictions For Certain Optional Benefits.”
Taxes. Withdrawals of taxable amounts will be subject to ordinary income tax and, if made prior to age 59 1∕2, a 10% Federal income tax penalty may apply.
Ownership. If You, the Contract Owner, are a natural person, You must also be the Annuitant. If a non-natural person owns the Contract, then the Annuitant will be considered the Contract Owner in determining the income base and GMIB Annuity Payments. If Joint Contract Owners are named, the age of the older Joint Contract Owner will be used to determine the Income Base and GMIB Annuity Payments. For the purposes of the Guaranteed Minimum Income Benefit section of the Prospectus, “You” always means the Contract Owner, older Joint Contract Owner or the Annuitant, if the Contract Owner is a non-natural person.
GMIB and Decedent Contracts. If You purchased this Contract with a nontaxable transfer of the death benefit proceeds of any annuity Contract or IRA (or any other tax-qualified arrangement) of which You were the Beneficiary and You are “stretching” the distributions under the Internal Revenue Service required distribution rules, You could not have purchased a GMIB optional benefit.
Terminating the GMIB Optional Benefit. Except as otherwise provided in the GMIB optional benefit, the optional benefit will terminate upon the earliest of:
(a)
The 30th day following the Contract Anniversary prior to your 91st birthday;
(b)
The date You make a complete withdrawal of your Account Value (if there is an Income Base remaining You will receive payments based on the remaining income base) (a pro rata portion of the optional benefit charge will be assessed);
(c)
The date You elect to receive income payments under the Contract and You do not elect to receive payments under the GMIB (a pro rata portion of the optional benefit charge will be assessed);
(d)
Death of the Contract Owner or Joint Contract Owner (unless the spouse (age 89 or younger) is the Beneficiary and elects to continue the Contract), or death of the Annuitant if a non-natural person owns the Contract;
(e)
A change for any reason of the Contract Owner or Joint Contract Owner (or the Annuitant, if a non-natural person owns the Contract), subject to our administrative procedures (a pro rata portion of the optional benefit charge will be assessed);
(f)
The effective date of the Guaranteed Principal Option; or
(g)
The date You assign your Contract, subject to our administrative procedures (a pro rata portion of the optional benefit charge will be assessed). (Does not apply to Contracts issued in New York State with the GMIB Max V or GMIB Max IV.)
If a Contract Owner or Joint Contract Owner dies and:
●
the spouse elects to continue the Contract and the GMIB optional benefit under termination provision (d) above; and
●
before the 10-year waiting period to exercise the GMIB optional benefit has elapsed, the GMIB optional benefit will terminate under termination provision (a) above (because it is the 30th day following the Contract Anniversary prior to the spouse’s 91st birthday);
we will permit the spouse to exercise the GMIB optional benefit within the 30 days following the Contract Anniversary prior to his or her 91st birthday, even though the 10-year waiting period has not elapsed.
Under our current administrative procedures, we will waive the termination of the GMIB optional benefit if You assign a portion of the Contract under the following limited circumstances: if the assignment is solely for your benefit on account of your direct transfer of Account Value under Section 1035 of the Code to fund premiums for a long term care insurance policy or purchase payments for an annuity Contract issued by an insurance company which is not our affiliate and which is licensed to conduct business in any state. All such direct transfers are subject to any applicable Withdrawal Charges.
When the GMIB optional benefit terminates, the corresponding GMIB optional benefit charge terminates and the GMIB investment restrictions allocation and any subsequent purchase payment restrictions will no longer apply (except for the restrictions applicable to the GMIB Max optional benefits described under “Your Investment Choices — Investment Allocation and Other Purchase Payment Restrictions for the GMIB Max, the EDB Max and the GWB v1 — Restrictions on Investment Allocations after the Optional Benefit Terminates”). However, if you elected both a GMIB optional benefit and the corresponding EDB optional benefit, and only the GMIB optional benefit has terminated, the investment allocation restrictions and any subsequent purchase payment restrictions applicable to the EDB optional benefit will continue to apply.
(See Appendix C for examples of the GMIB.)
Use of Automated Required Minimum Distribution Service and Systematic Withdrawal Program With GMIB
For IRAs and other Contracts subject to Section 401(a)(9) of the Code, You may be required to take withdrawals to fulfill minimum distribution requirements.
Used with the GMIB optional benefit, our automated required minimum distribution service can help You fulfill minimum distribution requirements with respect to your Contract without reducing the Income Base on a proportionate basis. (Reducing the Income Base on a proportionate basis could have the effect of reducing or eliminating the value of income payments under the GMIB optional benefit.) The automated required minimum distribution service calculates minimum distribution requirements with respect to your Contract and makes payments to You on a monthly, quarterly, semi-annual or annual basis.

Alternatively, You may choose to enroll in both the automated required minimum distribution service and the Systematic Withdrawal Program (see “Access to Your Money — Systematic Withdrawal Program”). In order to avoid taking withdrawals that could reduce the Income Base on a proportionate basis, withdrawals under the Systematic Withdrawal Program should not exceed the GMIB Dollar-for-Dollar Withdrawal Rate at the beginning of the Contract Year. Any amounts above the GMIB Dollar-for-Dollar Withdrawal Rate that need to be withdrawn to fulfill minimum distribution requirements can be paid out at the end of the calendar year by the automated required minimum distribution service. For example, if You elected the GMIB, enroll in the Systematic Withdrawal Program, and elect to receive monthly payments equal to the GMIB Dollar-for-Dollar Withdrawal Rate multiplied by the Annual Increase Amount, You should also enroll in the automated required minimum distribution service and elect to receive your automated required minimum distribution service payment on an annual basis, after the Systematic Withdrawal Program monthly payment in December.
If You enroll in either the automated required minimum distribution service or both the automated required minimum distribution service and the Systematic Withdrawal Program, You should not make additional withdrawals outside the programs. Additional withdrawals may result in the Income Base being reduced on a proportionate basis, and have the effect of reducing or eliminating the value of income payments under the GMIB optional benefit.
To enroll in the automated required minimum distribution service and/or the Systematic Withdrawal Program, please contact our Administrative Office.
GMIB Rate Table
Using the GMIB Rate Table. The GMIB Rate Table indicates the date each version was first offered (“Date Introduced”). When a new version of the GMIB is introduced, it generally will replace the prior version once approved in a state. However, some states may take more time than others to approve the new version.
Refer to your Contract to determine which version of the GMIB (if any) You purchased with your Contract, You should refer to the copy of the Contract You received after You purchased it. If You would like another copy of your Contract, including any applicable GMIB optional benefit please call our Administrative Office at (800)638-7732.
The GMIB Rate Table lists the following for each version of the GMIB:
●
the GMIB Annual Increase Rate, which is the minimum rate at which the Annual Increase Amount is increased at each Contract Anniversary (see “Operation of the GMIB  —  Income Base”);
●
the GMIB Dollar-for-Dollar Withdrawal Rate: in each Contract Year, if You make withdrawals that do not exceed the GMIB Dollar-for-Dollar Withdrawal Rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, those withdrawals will reduce the Annual Increase Amount on a dollar-for-dollar basis instead of a proportionate basis. That is, the withdrawals will reduce the Annual Increase Amount by an amount equal to the dollar amount of the withdrawals, instead of reducing the Annual Increase Amount in the same proportion that the withdrawals reduced the Account Value. (Reducing the Annual Increase Amount on a proportional basis may have a significant negative impact on the value of the benefits available under the GMIB  —  see “Operation of the GMIB  —  Withdrawal Adjustments.”) For IRAs and other qualified Contracts, also see “Operation of the GMIB  —  Required Minimum Distribution Rate.”);
●
For Contracts issued in New York State only, the Annual Increase Amount Limit  —  the Annual Increase Amount (see “Annual Increase Amount” above for a definition) is limited to the Annual Increase Amount Limit multiplied by the greater of: (a) your purchase payments or (b) the Annual Increase Amount as increased by the most recent Optional Step-Up (see “Operation of the GMIB  —  Optional Step-Up”);

●
the Enhanced Payout Rates, which may be available upon exercise of the GMIB, for Contracts issued in New York State only, depending on your age at the time your Contract was issued (the “Minimum Enhanced Payout Issue Age”) and your age at the time You took your first withdrawal (the “Minimum Enhanced Payout Withdrawal Age”) (see “Operation of the GMIB  —  Enhanced Payout Rates”); and
●
the GMIB Annuity Table Basis is specified in your optional benefit and is used to determine the amount of GMIB income payments depending on your age, your sex, and the income type You select. Please note the annuity rates in the GMIB Annuity Table are conservative and a Withdrawal Charge may be applicable, so that amount of guaranteed minimum lifetime income that the GMIB produces may be less than the amount of income payments that would be provided by applying your Account Value on your annuity date to the then-current annuity purchase rates.

For Contracts issued in all states other than New York State.
GMIB RATE TABLE
GMIB Optional Benefit	GMIB Annual Increase Rate	GMIB Dollar-for- Dollar Withdrawal Rate	Enhanced Payout Rates		GMIB Annuity Table Basis
			Minimum Enhanced Payout Withdrawal Age	Enhanced Payout Rate
GMIB Max V	4.0%	4.0%	60	4.0%	Annuity 2000 Mortality Table, 10 years of mortality improvement based on projection Scale AA, 10-year age set back with interest of 0.5% per annum
GMIB Max IV	5.0%	4.5% if first withdrawal prior to 5th Contract Anniversary[1] or 5.0% if first withdrawal on or after 5th Contract Anniversary[1]	62	4.5%	Annuity 2000 Mortality Table, 10 years of mortality improvement based on projection Scale AA, 10-year age set back with interest of 0.5% per annum
			67	5.0%
GMIB Max III	5.0%	5.0%	62	5.0%	Annuity 2000 Mortality Table, 10 years of mortality improvement based on projection Scale AA, 10-year age set back with interest of 1.0% per annum
GMIB Max II	5.5%	5.5%	62	5.0%	Annuity 2000 Mortality Table, 10 years of mortality improvement based on projection Scale AA, 10-year age set back with interest of 1.0% per annum
			67	5.5%
GMIB Plus IV	4.5%	4.5%	60	4.5%	Annuity 2000 Mortality Table, 10 years of mortality improvement based on projection Scale AA, 10-year age set back with interest of 1.0% per annum
GMIB Plus III	5.0%	5.0%	60	5.0%	Annuity 2000 Mortality Table, 10 years of mortality improvement based on projection Scale AA, 10-year age set back with interest of 1.5% per annum
			62	5.5%
(1)
For GMIB Max IV only, the GMIB Dollar-for-Dollar Withdrawal Rate and therefore the Dollar-for-Dollar Withdrawal Percentage will be higher if You wait to take your first withdrawal on or after the fifth Contract Anniversary. A higher Dollar-for-Dollar Withdrawal Percentage allows You to withdraw a larger amount each Contract Year while receiving dollar-for-dollar treatment of the withdrawals, which is generally more favorable than a proportional adjustment. Under certain circumstances a proportional adjustment could have the effect of reducing or eliminating the value of income payments under GMIB Max IV (see “Operation of the GMIB  —  Withdrawal Adjustments”).
GMIB VERSION AVAILABILITY BY STATE
Optional Benefit Version	All States except FL, NV and NJ	Florida	Nevada	New Jersey
GMIB Max V	02/04/13 - 02/19/16	02/25/13 - 02/19/16	02/25/13 - 02/19/16	02/25/13 - 02/19/16
GMIB Max IV	08/20/12 - 02/03/13	08/20/12 - 02/24/13	11/12/12 - 02/24/13	11/19/12 - 02/24/13
GMIB Max III	01/03/12 - 08/17/12	01/03/12 - 08/17/12	02/27/12 - 11/09/12	01/03/12 - 11/16/12
GMIB Max II	10/10/11 - 12/30/11	10/10/11 - 12/30/11	N/A	10/10/11 - 12/30/11
GMIB Plus IV	10/10/11 - 02/24/12	10/10/11 - 02/24/12	N/A	10/10/11 - 02/24/12
GMIB Plus III	N/A	N/A	10/10/11 - 02/24/12	N/A

For Contracts issued in New York State only.
GMIB RATE TABLE
GMIB Optional Benefit	Date First Available	Date Last Available	GMIB Annual Increase Rate	GMIB Dollar-for- Dollar Withdrawal Rate	Annual Increase Amount Limit	Enhanced Payout Rates			GMIB Annuity Table Basis
						Minimum Enhanced Payout Issue Age	Minimum Enhanced Payout Withdrawal Age	Enhanced Payout Rate
GMIB Max V	04/29/13	02/19/16	4.0%	4.0%	400%	48	60	4.0%	Annuity 2000 Mortality Table, 10 years of mortality improvement based on projection Scale AA, 10-year age set back with interest of 0.5% per annum
GMIB Max IV	08/20/12	04/28/13	5.0%	4.5% if first withdrawal prior to 5th Contract Anniversary[1] or 5.0% if first withdrawal on or after 5th Contract Anniversary[1]	400%	55	62	4.5%	Annuity 2000 Mortality Table, 10 years of mortality improvement based on projection Scale AA, 10-year age set back with interest of 0.5% per annum
						55	67	5.0%

GMIB Optional Benefit	Date First Available	Date Last Available	GMIB Annual Increase Rate	GMIB Dollar-for- Dollar Withdrawal Rate	Annual Increase Amount Limit	Enhanced Payout Rates			GMIB Annuity Table Basis
						Minimum Enhanced Payout Issue Age	Minimum Enhanced Payout Withdrawal Age	Enhanced Payout Rate
GMIB Max III	01/03/12	08/17/12	5.0%	5.0%	325%	57	62	5.0%	Annuity 2000 Mortality Table, 10 years of mortality improvement based on projection Scale AA, 10-year age set back with interest of 1.0% per annum
GMIB Max II	10/10/11	12/30/11	5.5%	5.5%	275%	62	62	5.0%	Annuity 2000 Mortality Table, 10 years of mortality improvement based on projection Scale AA, 10-year age set back with interest of 1.0% per annum
GMIB Plus IV	10/10/11	02/24/12	4.5%	4.5%	400%	48	60	4.5%	Annuity 2000 Mortality Table, 10 years of mortality improvement based on projection Scale AA, 10-year age set back with interest of 1.0% per annum
(1)
For the GMIB Max IV only, the GMIB Withdrawal Rate, and therefore the Dollar-for-Dollar Withdrawal Percentage, will be higher if You wait to take your first withdrawal on or after the fifth Contract Anniversary. A higher Dollar-for-Dollar Withdrawal Percentage allows You to withdraw a larger amount each Contract Year while receiving dollar-for-dollar treatment of the withdrawals, which is generally more favorable than a proportional adjustment. Under certain circumstances a proportional adjustment could have the effect of reducing or eliminating the value of income payments under the GMIB Max IV (see “Operation of the GMIB — Withdrawal Adjustments”).
Guaranteed Withdrawal Benefit
If You wanted to invest your Account Value in the investment portfolio(s) during the pay-in phase, but also wanted to assure that your entire purchase payment will be guaranteed to be returned to You, we offered an optional benefit for an additional charge, called the Guaranteed Withdrawal Benefit (“GWB”). The purpose of the GWB is to provide protection against market risk (the risk that the Account Value allocated to the investment portfolio(s) may decline in value or underperform your expectations).
The GWB is designed to allow You to invest your Account Value in the investment portfolios, while guaranteeing that at least the entire amount of purchase payments You make will be returned to You through a series of withdrawals, provided withdrawals in any Contract Year do not exceed the maximum amount allowed under the optional benefit. You may begin taking withdrawals under the GWB immediately or at a later time. This means that, regardless of negative investment performance, You can take specified annual withdrawals until the entire amount of the purchase payments You made during the time period specified in your optional benefit has been returned to You.
In states where approved You could have purchased the GWB if You were age 80 or younger on the effective date of your Contract. You may not have this benefit and another living benefit (GMIB or GLWB) or an Enhanced Death Benefit in effect at the same time. Once elected the GWB may not be terminated except as stated below.
Summary of the GWB
The following section provides a summary of how the GWB works. The GWB that was available to purchase was the GWB v1. A more detailed explanation of the operation of the GWB is provided in the section below called “Operation of the GWB”.
The GWB guarantees that the entire amount of purchase payments You make will be returned to You through a series of withdrawals over time. The GWB does not guarantee withdrawals for your lifetime.
Under the GWB, we calculate a “Total Guaranteed Withdrawal Amount” (“TGWA”) that determines, in part, the maximum amount You may receive as withdrawals each year (“Annual Benefit Payment”) without reducing your guarantee. The TGWA is multiplied by the applicable withdrawal rate to determine your Annual Benefit Payment. The optional benefit guarantee may be reduced if your annual withdrawals are greater than the Annual Benefit Payment. For purposes of calculating the TGWA, purchase payment credits (i.e., Bonus payments) are not included. In any event, withdrawals under a GWB will reduce your Account Value and death benefit.
It is important to recognize that the TGWA is not available to be taken as a lump sum and does not establish or guarantee your Account Value or a minimum return for any investment portfolio. However, if You cancel the GWB after a waiting period of at least fifteen years the Guaranteed Principal Adjustment will increase your Account Value to the purchase payments credited within the first 120 days of the date that we issue the Contract reduced proportionately for any withdrawals. (See “Operation of the GWB Cancellation and Guaranteed Principal Adjustment” below.)
While the GWB is in effect You may not make subsequent purchase payments. Even if we permitted subsequent purchase payments, You may only make subsequent Purchase Payments during the GWB purchase payment Period. (See “Restrictions on Subsequent Purchase Payments” below.)
Operation of the GWB
The following section describes how the GWB operates. When reading the following descriptions of the operation of the GWB (for example, the “Total Guaranteed Withdrawal Amount,” “Annual Benefit Payment” and “Payment Enhancement Rate” sections), refer to the GWB Rate Table at the end of this section for the specific rates and other terms applicable to your GWB optional benefit.

(See Appendix D for examples illustrating the operation of the GWB.)
Total Guaranteed Withdrawal Amount. While the GWB is in effect, we guarantee that You will receive a minimum amount over time. We refer to this minimum amount as the Total Guaranteed Withdrawal Amount. The initial Total Guaranteed Withdrawal Amount is equal to your initial purchase payment. We increase the Total Guaranteed Withdrawal Amount (up to a maximum of $5,000,000) by each additional purchase payment received during the GWB purchase payment period (see “Restriction on Subsequent Purchase Payments” below). If You take a withdrawal that does not exceed the Annual Benefit Payment (see “Annual Benefit Payment” below), then we will not reduce the Total Guaranteed Withdrawal Amount. We refer to this type of withdrawal as a Non-Excess Withdrawal. If, however, You take a withdrawal that results in cumulative withdrawals for the current Contract Year that exceed the Annual Benefit Payment, then we will reduce the Total Guaranteed Withdrawal Amount in the same proportion that the entire withdrawal (including any applicable Withdrawal Charges) reduced the Account Value. We refer to this type of withdrawal as an Excess Withdrawal. Depending on the relative amounts of the Total Guaranteed Withdrawal Amount and the Account Value, such a proportional reduction may result in a significant reduction in the Total Guaranteed Withdrawal Amount (particularly when the Account Value is lower than the Total Guaranteed Withdrawal Amount), and could have the effect of reducing or eliminating the total amount You are guaranteed to receive over time under the GWB optional benefit (see “Managing Your Withdrawals” below). Limiting your cumulative withdrawals during a Contract Year to not more than the Annual Benefit Payment will result in dollar-for-dollar treatment of the withdrawals.
Remaining Guaranteed Withdrawal Amount. The “Remaining Guaranteed Withdrawal Amount” is the remaining amount You are guaranteed to receive over time. The initial Remaining Guaranteed Withdrawal Amount is equal to the initial Total Guaranteed Withdrawal Amount. We increase the Remaining Guaranteed Withdrawal Amount (up to a maximum of $5,000,000) by additional purchase payments received during the GWB purchase payment Period (see “Restrictions on Subsequent Purchase Payments” below), and we decrease the Remaining Guaranteed Withdrawal Amount by withdrawals. If You take a Non-Excess Withdrawal, we will decrease the Remaining Guaranteed Withdrawal Amount, dollar-for-dollar, by the amount of the Non-Excess Withdrawal (including any applicable withdrawal charges). If, however, You take an Excess Withdrawal then we will reduce the Remaining Guaranteed Withdrawal Amount in the same proportion that the withdrawal (including any applicable Withdrawal Charges) reduces the Account Value. Depending on the relative amounts of the Remaining Guaranteed Withdrawal Amount and the Account Value, such a proportional reduction may result in a significant reduction in the Remaining Guaranteed Withdrawal Amount (particularly when the Account Value is lower than the Remaining Guaranteed Withdrawal Amount), and could have the effect of reducing or eliminating the remaining amount You are guaranteed to receive over time under the GWB optional benefit (see “Managing Your Withdrawals” below). Limiting your cumulative withdrawals during a Contract Year to not more than the Annual Benefit Payment will result in dollar-for-dollar treatment of the withdrawals. The Remaining Guaranteed Withdrawal Amount is also used to calculate an alternate death benefit available under the GWB optional benefit (see “Additional Information” below).
Annual Benefit Payment. The initial Annual Benefit Payment is equal to the initial Total Guaranteed Withdrawal Amount multiplied by the “GWB Withdrawal Rate”. If the Total Guaranteed Withdrawal Amount is later recalculated (for example, because of the Automatic Annual Step-Up or Excess Withdrawals), the Annual Benefit Payment is reset equal to the new Total Guaranteed Withdrawal Amount multiplied by the GWB Withdrawal Rate. (See “Payment Enhancement Rate” below for a feature which may allow You to increase your Annual Benefit Payment during a Contract Year if You are confined to a nursing home.)

You may choose to receive your Annual Benefit Payment through the optional Systematic Withdrawal Program (see “Access To Your Money — Systematic Withdrawal Program”). While the GWB is in effect, your withdrawals through the Systematic Withdrawal Program may not exceed your Annual Benefit Payment. There is no charge for the Systematic Withdrawal Program and You may terminate your participation at any time.
It is important to note:
●
We will continue to pay the Annual Benefit Payment each year until the Remaining Guaranteed Withdrawal Amount is depleted, even if your Account Value declines to zero. This means if your Account Value is depleted due to a Non-Excess Withdrawal or the deduction of the optional benefit charge, and your Remaining Guaranteed Withdrawal Amount is greater than zero, we will pay You the remaining Annual Benefit Payment, if any, not yet withdrawn during the Contract Year that the Account Value was depleted, and beginning in the following Contract Year, we will continue paying the Annual Benefit Payment to You each year until your Remaining Guaranteed Withdrawal Amount is depleted. This guarantees that You will receive your purchase payments even if your Account Value declines to zero due to market performance, so long as You do not take Excess Withdrawals.
●
If You have elected the GWB, You should carefully consider when to begin taking withdrawals. If You begin taking withdrawals too soon, You may limit the value of the GWB, because the GWB Withdrawal Rate is determined by when You take your first withdrawal (see “GWB Rate Table”). As shown in the GWB Rate Table, waiting to take your first withdrawal will result in a higher GWB Withdrawal Rate. The GWB Withdrawal Rate is used to determine the amount of your Annual Benefit Payment, as described above. Once your GWB Withdrawal Rate has been determined, it will never increase or decrease.
Managing Your Withdrawals. It is important that You carefully manage your annual withdrawals. To retain the full guarantees of this optional benefit, your annual withdrawals (including any Withdrawal Charge) cannot exceed the Annual Benefit Payment each Contract Year. In other words, You should not take Excess Withdrawals. If You do take an Excess Withdrawal, we will recalculate the Total Guaranteed Withdrawal Amount and reduce the Annual Benefit Payment to the new Total Guaranteed Withdrawal Amount multiplied by the GWB Withdrawal Rate.
In addition, as noted above, if You take an Excess Withdrawal, we will reduce the Remaining Guaranteed Withdrawal Amount in the same proportion that the withdrawal reduces the Account Value. These reductions in the Total Guaranteed Withdrawal Amount, Annual Benefit Payment, and Remaining Guaranteed Withdrawal Amount may be significant. You are still eligible to receive the remainder of the Remaining Guaranteed Withdrawal Amount so long as the withdrawal that exceeded the Annual Benefit Payment did not cause your Account Value to decline to zero. An Excess Withdrawal that reduces the Account Value to zero will terminate the Contract.
If You take an Excess Withdrawal in a Contract Year, You may be able to reduce the impact of the Excess Withdrawal on Your Total Guaranteed Withdrawal Amount, Remaining Guarantee Withdrawal Amount and Annual Benefit Payment by making two separate withdrawals (on different days) instead of a single withdrawal. The first withdrawal should be equal to Your Annual Benefit Payment (or remaining Annual Benefit Payment if withdrawals have already occurred in the Contract Year); this withdrawal will not reduce Your Total Guaranteed Withdrawal Amount or Annual Benefit Payment but will reduce the Remaining Guaranteed Withdrawal Amount. The second withdrawal (on a subsequent day) should be for the amount in excess of the Annual Benefit Payment (or remaining Annual Benefit Payment); this withdrawal will reduce Your Total Guaranteed Withdrawal Amount, Annual Benefit Payment and Remaining Guaranteed Withdrawal Amount. For an example of taking multiple withdrawals in this situation, see Appendix D, “GWB — Excess Withdrawals — Single Withdrawal vs. Multiple Withdrawals.”
You can always take Non-Excess Withdrawals. However, if You choose to receive only a part of your Annual Benefit Payment in any given Contract Year, your Annual Benefit Payment is not cumulative and your Remaining

Guaranteed Withdrawal Amount and Annual Benefit Payment will not increase. For example, if your Annual Benefit Payment is 4% of your Total Guaranteed Withdrawal Amount You cannot withdraw 2% of the Total Guaranteed Withdrawal Amount in one year and then withdraw 6% of the Total Guaranteed Withdrawal Amount the next year without making an Excess Withdrawal in the second year.
Income taxes and penalties may apply to your withdrawals and Withdrawal Charges may apply to withdrawals during the first Contract Year unless You take the necessary steps to elect to take such withdrawals under a Systematic Withdrawal Program. Withdrawal Charges will also apply to withdrawals of purchase payments that exceed the free withdrawal amount. (See “Charges — Withdrawal Charges.”)
Required Minimum Distributions. For IRAs and other Contracts subject to Section 401(a)(9) of the Code, You may be required to take withdrawals to fulfill minimum distribution requirements. If your Contract is an IRA or other Contract subject to Section 401(a)(9) of the Code, and the required distributions are larger than the Total Guaranteed Withdrawal Amount multiplied by the GWB withdrawal Rate, we will increase your Annual Benefit Payment to the required minimum distribution amount for the previous calendar year or for this calendar year (whichever is greater).
If:
(1)
You are enrolled in the automated required minimum distribution service or in both the automated required minimum distribution service and the Systematic Withdrawal Program,
(2)
You do not take additional withdrawals outside of these two programs, and
(3)
your remaining Annual Benefit Payment for the Contract Year is equal to zero;
we will increase your Annual Benefit Payment by the amount of the withdrawals that remain to be taken in that Contract Year under the program or programs in which You are enrolled. This will prevent the withdrawal from exceeding the Annual Benefit Payment.
See “Use of Automated Required Minimum Distribution Service and Systematic Withdrawal Program With GWB” below for more information on the automated required minimum distribution service and the Systematic Withdrawal Program.
Automatic Annual Step-up. On each Contract Anniversary prior to the Contract Owner’s 86th birthday, an Automatic Annual Step-Up will occur, provided that the Account Value exceeds the Total Guaranteed Withdrawal Amount immediately before the step-up (and provided that You have not chosen to decline the step-up as described below).
The Automatic Annual Step-Up:
●
resets the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount to the Account Value on the date of the step-up, up to a maximum of $5,000,000, regardless of whether or not You have taken any withdrawals;
●
resets the Annual Benefit Payment equal to the GWB Withdrawal Rate multiplied by the Total Guaranteed Withdrawal Amount after the step-up; and
●
may reset the GWB optional benefit charge to a rate that does not exceed the lower of: (a) the GWB Maximum Fee Rate (1.80%) or (b) the current rate that we would charge for the same optional benefit available for new Contract purchases at the time of the Automatic Annual Step-Up (if the Contract and the optional benefit continues to be sold).

In the event that the charge applicable to Contract purchases at the time of the step-up is higher than your current GWB optional benefit charge, we will notify You in writing a minimum of 30 days in advance of the applicable Contract Anniversary and inform You that You may choose to decline the Automatic Annual Step-Up. If You choose to decline the Automatic Annual Step-Up, You must notify us in writing at our Administrative Office no less than seven calendar days prior to the applicable Contract Anniversary). Once You notify us of your decision to decline the Automatic Annual Step-Up, You will no longer be eligible for future Automatic Annual Step-Ups until You notify us in writing at our Administrative Office that You wish to reinstate the step-ups. This reinstatement will take effect at the next Contract Anniversary after we receive your request for reinstatement. Please note that the Automatic Annual Step-Up may be of limited benefit if You intend to make purchase payments that would cause your Account Value to approach $5,000,000, because the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount cannot exceed $5,000,000.
Payment Enhancement Feature. The Payment Enhancement Feature may allow You to increase your Annual Benefit Payment for a Contract Year if You are confined to a nursing home. Beginning in the fourth Contract Year, You may request that your GWB Withdrawal Rate be multiplied by the Payment Enhancement Rate once each Contract Year, if:
(1)
You are confined to a nursing home for at least 90 consecutive days;
(2)
your request is received by the Contract Anniversary after the oldest Contract Owner’s 80th birthday (However, if we received a request from You by this Contract Anniversary and we approved it, You are permitted to submit additional requests after this Contract Anniversary);
(3)
You have not taken withdrawals in that Contract Year in excess of the Annual Benefit Payment at the time the request is approved;
(4)
the request and proof satisfactory to us of confinement are received by us at our Administrative Office while You are confined;
(5)
your Account Value is greater than zero at the time the request is approved; and
(6)
the GWB optional benefit has not been terminated.
In the case of Joint Contract Owners, the Payment Enhancement Feature applies to either Joint Contract Owner. If the Contract Owner is not a natural person, the Payment Enhancement Feature applies to the Annuitant.
If You meet the requirements, your Annual Benefit Payment for that Contract Year is recalculated to the greater of:
(a)
the GWB Withdrawal Rate multiplied by the Payment Enhancement Rate and then multiplied by the Total Guaranteed Withdrawal Amount; or;
(b)
your Annual Benefit Payment before the acceptance of your request.
Your remaining Annual Benefit Payment in that year is the new Annual Benefit Payment less any withdrawals already taken in that Contract Year.
The Payment Enhancement Feature may allow You to receive a larger Annual Benefit Payment for a Contract Year without taking an Excess Withdrawal (see “Managing Your Withdrawals” above). The Payment Enhancement Feature does not increase the Total Guaranteed Withdrawal Amount (the minimum total amount you are guaranteed to receive over time under the GWB optional benefit) or the Remaining Guaranteed Withdrawal Amount (the remaining amount you are guaranteed to receive over time under the GWB optional benefit.)

At the end of the Contract Year, your GWB Withdrawal Rate will be reset to what it was prior to the acceptance of your request. In subsequent Contract Years, You may request that your GWB Withdrawal Rate be increased by the Payment Enhancement Rate if You meet the conditions above.
The Payment Enhancement Feature is only available if the oldest Contract Owner is age 75 or younger at the Contract issue date. The Payment Enhancement Feature is not available in Connecticut, Illinois or South Dakota. As of the date of this prospectus, the Payment Enhancement Feature was available in all other states in which the GWB optional benefit was available for purchase.
Cancellation and Guaranteed Principal Adjustment. You may elect to cancel the GWB on the Contract Anniversary every five Contract Years for the first fifteen Contract Years and annually thereafter. We must receive your cancellation request within 30 days following the applicable Contract Anniversary in accordance with our administrative procedures (currently we require You to submit your request in writing to our Administrative Office). The cancellation will take effect upon our receipt of your request. If cancelled , the GWB will terminate we will no longer deduct the GWB optional benefit charge, and the investment allocation restrictions and subsequent purchase payment restrictions described in “Your Investment Choices — Investment Allocation Restrictions For Certain Optional Benefits — Investment Allocation and Other Purchase Payment Restrictions for the GMIB Max, the EDB Max and the GWB v1” will no longer apply. The Contract, however, will continue.
If You cancel the GWB optional benefit on the 15th Contract Anniversary or any Contract Anniversary thereafter, we will add a Guaranteed Principal Adjustment to your Account Value. The Guaranteed Principal Adjustment is intended to restore your initial investment in the Contract in the case of poor investment performance. The Guaranteed Principal Adjustment is equal to (a) – (b) where:
(a)
is purchase payments credited within 120 days of the date that we issued the Contract, reduced proportionately by the percentage reduction in Account Value attributable to any partial withdrawals taken (including any applicable Withdrawal Charges); and
(b)
is the Account Value on the date of cancellation.
The Guaranteed Principal Adjustment will be added to each applicable investment portfolio in the ratio the portion of the Account Value in such investment portfolio bears to the total Account Value in all investment portfolios. The Guaranteed Principal Adjustment will never be less than zero.
It is important to note that only purchase payments made during the first 120 days that You hold the Contract are taken into consideration in determining the Guaranteed Principal Adjustment. Contract Owners who anticipate making purchase payments after 120 days (if permitted under the GWB: see “Restrictions on Subsequent Purchase Payments” below) should understand that such payments will not increase the Guaranteed Principal Adjustment. However, because payments made after 120 days will increase your Account Value such purchase payments may have a significant impact on whether or not a Guaranteed Principal Adjustment is due. Therefore, the GWB may not be appropriate for You if You intend to make additional purchase payments after the 120-day period and are purchasing the GWB for its Guaranteed Principal Adjustment feature.
Investment Allocation Restrictions. For a detailed description of the GWB investment allocation restrictions see Appendix A under “Investment Allocation Restrictions For Certain Optional Benefits — Investment Allocation Restrictions for the GMIB Max, the EDB Max, GWB v1 and GLWB.”
Restrictions on Subsequent Purchase Payments. While the GWB optional benefit is in effect, You may not make subsequent purchase payments. Even if we permitted subsequent purchase payments, You are limited to making purchase payments within the GWB purchase payment Period (see the GWB Rate Table). If the GWB optional benefit is cancelled (see “Cancellation and Guaranteed Principal Adjustment” above) or terminated (see “Termination of the GWB Optional Benefit” below), this restriction on subsequent purchase payments no longer applies.
Withdrawal Charge. We will apply a Withdrawal Charge to withdrawals from purchase payments as described in “Charges — Withdrawal Charges” (also see “Charges — Withdrawal Charges — Free Withdrawal Amount” and “Access to Your Money — Systematic Withdrawal Program”).
Taxes. Withdrawals of taxable amounts will be subject to ordinary income tax and, if made prior to age 59 1∕2, a 10% Federal income tax penalty may apply.
Tax Treatment. The tax treatment of withdrawals under the GWB optional benefit is uncertain. It is conceivable that the amount of potential gain could be determined based on the Remaining Guaranteed Withdrawal Amount under the GWB optional benefit at the time of the withdrawal, if the Remaining Guaranteed Withdrawal Amount is greater than the Account Value (prior to Withdrawal Charges, if applicable). This could result in a greater amount of taxable income reported under a withdrawal and conceivably a limited ability to recover any remaining basis if there is a loss on surrender of the Contract. Consult your tax adviser.
GWB and Decedent Contracts. If You purchased the Contract with a nontaxable transfer of the death benefit proceeds of any annuity Contract or IRA (or any other tax-qualified arrangement) of which You were the Eligible Designated Beneficiary and You are “stretching” the distributions under the IRS required distribution rules, You were also eligible to purchase the GWB optional benefit.
If You purchased the Contract with a nontaxable transfer of the death benefit proceeds of any Non-Qualified annuity Contract of which You were the Beneficiary and You are “stretching” the distributions under the IRS required distribution rules, You were not eligible to purchase the GWB optional benefit.
Termination of the GWB Optional Benefit. The GWB optional benefit will terminate upon the earliest of:
(1)
the date of a full withdrawal of the Account Value (You are still eligible to receive the Remaining Guaranteed Withdrawal Amount, provided the withdrawal did not exceed the Annual Benefit Payment and the provisions and conditions of the optional benefit have been met) (a pro rata portion of the optional benefit charge will be assessed);
(2)
the date all of the Account Value is applied to an income payment type (a pro rata portion of the optional benefit charge will be assessed.);
(3)
the date there are insufficient funds to deduct the GWB optional benefit charge from the Account Value and your Contract is thereby terminated (whatever Account Value is available will be applied to pay the optional benefit charge and You are still eligible to receive the Remaining Guaranteed Withdrawal Amount, provided the provisions and conditions of the optional benefit have been met; however, You will have no other benefits under the Contract);
(4)
the death of the Contract Owner or Joint Contract Owner (or the Annuitant if the Contract Owner is a non-natural person), except where the primary Beneficiary is the spouse, the spouse is age 80 or younger, and the spouse elects to continue the Contract under the spousal continuation provisions of the Contract and the GWB is in effect at the time of continuation (note: all terms and conditions of the GWB will apply to the surviving spouse; and we will not terminate the benefit until we receive both due proof of the Contract Owner’s death and a Beneficiary claim form (from certain Beneficiaries, such as a trust, we may require additional information, such as the trust document), which means we will continue to deduct the GWB charge until we receive this information);

(5)
a change of the Contract Owner or Joint Contract Owner (or the Annuitant if the Contract Owner is a non-natural person) for any reason subject to our administrative procedures (a pro rata portion of the optional benefit charge will be assessed);
(6)
the effective date of the cancellation of the optional benefit;
(7)
the termination of the Contract to which the optional benefit is attached, other than due to death (a pro rata portion or the optional benefit charge will be assessed); or
(8)
the date You assign your Contract, subject to our administrative procedures (a pro rata portion of the optional benefit charge will be assessed). (Does not apply to Contracts issued in New York state with GWB v1.)
Under our current administrative procedures, we will waive the termination of the GWB optional benefit if You assign a portion of the Contract under the following limited circumstances: if the assignment is solely for your benefit on account of your direct transfer of Account Value under Section 1035 of the Code to fund premiums for a long term care insurance policy or purchase payments for an annuity Contract issued by an insurance company which is not our affiliate and which is licensed to conduct business in any state. All such direct transfers are subject to any applicable Withdrawal Charges.
Once the optional benefit is terminated, the GWB optional benefit charge will no longer be deducted, the GWB investment allocation restrictions will no longer apply, and the GWB restrictions on subsequent purchase payments will no longer apply.
Additional Information. The GWB optional benefit may affect the death benefit available under your Contract. If the Contract Owner or Joint Contract Owner should die while the GWB optional benefit is in effect, the Beneficiary may elect to receive the Remaining Guaranteed Withdrawal Amount as a death benefit, in which case we will pay the Remaining Guaranteed Withdrawal Amount on a monthly basis (or any mutually agreed upon frequency, but no less frequently than annually) until the Remaining Guaranteed Withdrawal Amount is exhausted. The Beneficiary’s withdrawal rights then come to an end. Currently , there is no minimum dollar amount for the payments; however, we reserve the right to accelerate any payment, in a lump sum, that is less than $500 (see below). This death benefit will be paid instead of the applicable contractual death benefit. Otherwise, the provisions of that contractual death benefit will determine the amount of the death benefit. Except as may be required by the Code, an annual payment will not exceed the Annual Benefit Payment. If your Beneficiary dies while such payments are made, we will continue making the payments to the Beneficiary’s estate unless we have agreed to another payee in writing. If the Contract is a Non-Qualified Contract, any death benefit must be paid out over a time period and in a manner that satisfies Section 72(s) of the Code. If the Contract Owner (or the Annuitant, if the Contract Owner is not a natural person ) dies prior to the “annuity starting date” (as defined under the Code and regulations thereunder), the period over which the Remaining Guaranteed Withdrawal Amount is paid as a death benefit cannot exceed the remaining life expectancy of the payee under the appropriate IRS tables. For purposes of the preceding sentence, if the payee is a non-natural person, the Remaining Guaranteed Withdrawal Amount must be paid out within 5 years from the date of death. Payments under this death benefit must begin within 12 months following the date of death.
We reserve the right to accelerate any payment, in a lump sum that is less than $500 or to comply with requirements under the Code (including minimum distribution requirements for IRAs and other Contracts subject to section 401(a)(9) of the Code and Non-Qualified Contracts subject to Section 72(s)). If You terminate the GWB optional benefit because (1) You make a total withdrawal of your Account Value; (2) your Account Value is insufficient to pay the GWB optional benefit charge; or (3) the Contract Owner dies except where the Beneficiary or Joint Contract Owner is the spouse of the Contract Owner and the spouse elects to continue the Contract, You may not make additional purchase payments under the Contract.

Guaranteed Withdrawal Benefit and Annuitization. Since the Annuity Date at the time You purchase the Contract is the later of age 90 of the Annuitant or 10 years from Contract Issue, You must make an election if You would like to extend your Annuity Date to the latest date permitted (subject to restrictions that may apply in your state, and our current established administrative procedures). If You elect to extend your Annuity Date to the latest date permitted, and that date is reached, your Contract must be annuitized (see “Pay-Out Options (or Income Options)”), or You must make a complete withdrawal of your Account Value. If You annuitize at the latest date permitted, You must elect one of the following options:
(1)
Annuitize the Account Value under the Contract’s annuity provisions; or
(2)
Elect to receive the Annual Benefit Payment under the GWB optional benefit paid each year until the Remaining Guaranteed Withdrawal Amount (“RGWA”) is depleted. These payments will be equal in amount, except for the last payment that will be in an amount necessary to reduce the RGWA to zero.
If You do not select an income payment type or elect to receive payments under the GWB optional benefit, we will annuitize your Contract under the Lifetime Income Annuity with a 10-Year Guarantee period income payment type. However, if we do, we will adjust your payment or income payment type, if necessary, so your aggregate payments will not be less than what You would have received under the GWB optional benefit.
Charges. The GWB is available for an additional charge of .90% (1.80% maximum rider fee upon Step Up) of the Total Guaranteed Withdrawal Amount each Contract Anniversary, prior to taking into account any Optional Reset. As described above, this charge may change as a result of an Optional Reset. We will not continue to assess the charge if your Benefit Base equals zero. The charge is made by withdrawing amounts on a pro-rata basis from your Account Value in the Fixed Interest Account, Enhanced Dollar Cost Averaging Program balance and Account Value in the Separate Account. We take amounts from the Separate Account by canceling accumulation units in the Separate Account. (The Fixed Interest Account is not available in the C Class Contracts or a Contract issued in New York State and Washington State with this optional benefit. The Enhanced Dollar Cost Averaging Program is not available in the C and B Plus Class Contracts.)
(See “Appendix D” for examples of the GWB.)
Use of Automated Required Minimum Distribution Service and Systematic Withdrawal Program With GWB
For IRAs and other Contracts subject to Section 401(a)(9) of the Code, You may be required to take withdrawals to fulfill minimum distribution requirements.
Used with the GWB optional benefit, our automated required minimum distribution service can help You fulfill minimum distribution requirements with respect to your Contract without reducing the Total Guaranteed Withdrawal Amount (“TGWA”) and RGWA on a proportionate basis. (Reducing the TGWA and RGWA on a proportionate basis could have the effect of reducing or eliminating the guarantees of the GWB optional benefit.) The automated required minimum distribution service calculates minimum distribution requirements with respect to your Contract and makes payments to You on a monthly, quarterly, semi-annual or annual basis.
Alternatively, You may choose to enroll in the both the automated required minimum distribution service and the Systematic Withdrawal Program (see “Access to Your Money — Systematic Withdrawal Program”). In order to avoid taking withdrawals that could reduce the TGWA and RGWA on a proportionate basis, withdrawals under the Systematic Withdrawal Program should not exceed the GWB Withdrawal Rate multiplied by the TGWA each Contract Year. Any amounts above the GWB Withdrawal Rate multiplied by the TGWA that need to be withdrawn to fulfill minimum distribution requirements can be paid out at the end of the calendar year by the automated required minimum distribution service. For example, if You elect the GWB, enroll in the Systematic Withdrawal Program and elect to receive monthly payments equal to the GWB Withdrawal Rate multiplied by the TGWA, You should also enroll in the automated required minimum distribution service and elect to receive Your automated required minimum distribution service payment on an annual basis, after the Systematic Withdrawal Program monthly payment in December.
If You enroll in either the automated required minimum distribution service or both the automated required minimum distribution service and the Systematic Withdrawal Program, You should not make additional withdrawals outside the programs. Additional withdrawals may result in the TGWA, RGWA and Annual Benefit Payment being reduced.
To enroll the automated required minimum distribution service and/or the Systematic Withdrawal Program, please contact our Administrative Office.
GWB Rate Table
The GWB Rate Table lists the following for the GWB.
●
GWB Withdrawal Rate: if You take withdrawals that do not exceed the GWB Withdrawal Rate multiplied by the Total Guaranteed Withdrawal Amount those withdrawals will not reduce the Total Guaranteed Withdrawal Amount and Annual Benefit Payment. (Taking withdrawals that do exceed the GWB Withdrawal Rate multiplied by the Total Guaranteed Withdrawal Amount will reduce the Total Guaranteed Withdrawal Amount and Annual Benefit Payment and may have a significant negative impact on the value of the benefits available under GWB  —  see “Operation of the GWB  —  Managing Your Withdrawals.”) For IRAs and other qualified Contracts, also see “Operation of the GWB  —  Required Minimum Distributions.”
●
GWB purchase payment Period: the period of time following the Contract issue date during which You may make subsequent purchase payments (see “ Operation of the GWB  —  Restrictions on Subsequent Purchase Payments”); and
●
Payment Enhancement Rate: the percentage by which the GWB Withdrawal Rate will be increased if You request and meet the requirements of the Payment Enhancement Feature under the GWB optional benefit (see “Operation of the GWB  —  Payment Enhancement Rate”).
Different Versions of the GWB. From time to time, we may introduce new versions of the GWB. If we introduce a new version of the optional benefit, we generally will do so by updating the GWB Rate Table to show the new version, together with any prior versions, the dates each optional benefit version was offered, and the specific rates and other terms applicable to each version. Changes to the GWB Rate Table after the date of this Prospectus, reflecting a new version of the optional benefit, will be made in a supplement to the Prospectus.

GWB RATE TABLE
Rider Version	Date First Available	Date Last Available	GWB Withdrawal Rate		GWB Purchase Payment Period	Payment Enhancement Rate[2]
GWB v1[1]	04/29/13	06/22/16	if first withdrawal taken before 5th Contract Anniversary	5.0%	N/A	N/A
			if first withdrawal taken on or after 5th Contract Anniversary but before 10th Contract Anniversary	6.0%	120 days from Contract issue date	150%
			if first withdrawal taken on or after 10th Contract Anniversary	7.0%	N/A	N/A
(1)
The GWB v1 was available for purchase in all states except California and Vermont.
(2)
The Payment Enhancement Feature was not available in Connecticut, Illinois or South Dakota.
Guaranteed Lifetime Withdrawal Benefit
If You wanted to invest your Account Value in the investment portfolio(s) during the pay-in phase, but also wanted to guarantee that You would receive lifetime income regardless of investment performance, subject to the conditions described in “Operation of the GLWB” below (including the condition that withdrawals before the Lifetime Withdrawal Age or Excess Withdrawals will reduce the payments under the guarantee or, if such withdrawals reduce the Account Value to zero, eliminate the guarantee), we offered an optional benefit for an additional charge, called the Guaranteed Lifetime Withdrawal Benefit (the “GLWB”). We offered two variations of the GLWB optional benefit: FlexChoice Level and FlexChoice Expedite (see “GLWB Variations” below.)
The GLWB optional benefit is designed to allow You to invest your Account Value in the investment portfolios, while guaranteeing that You will receive lifetime income regardless of investment performance, subject to the conditions described in “Operation of the GLWB” below. You may begin taking withdrawals under the GLWB optional benefit immediately or at a later time; however, any withdrawals taken prior to the Lifetime Withdrawal Age will reduce the Benefit Base (see “Managing Your Withdrawals” below.)
In states where approved, You could have purchased the GLWB optional benefit if You were at least the Minimum Issue Age (see “GLWB Rate Table” below) and not older than age 85 on the effective date of your Contract. You could not have elected this optional benefit together with the Earnings Preservation Benefit, the optional Annual Step-Up Death Benefit or the GWB v1. Once elected, the GLWB optional benefit may not be terminated except as stated below. The GLWB was available for purchase in Minnesota and Pennsylvania starting on May 4, 2015 and New York starting on August 31, 2015. The GLWB was available for purchase in all other states starting on February 14, 2015.
Summary of the GLWB
The following section provides a summary of how the GLWB optional benefit works. A more detailed explanation of the operation of the GLWB optional benefit is provided in the section below called “Operation of the GLWB”.

The GLWB optional benefit guarantees that You will receive lifetime income regardless of investment performance, subject to the conditions described in “Operation of the GLWB” below (including the condition that withdrawals before the Lifetime Withdrawal Age or Excess Withdrawals may reduce the payments under the guarantee or, if such withdrawals reduce the Account Value to zero, eliminate the guarantee). The GLWB optional benefit does not guarantee lifetime income if your Account Value is reduced to zero due to a withdrawal prior to the Lifetime Withdrawal Age or a withdrawal that is an Excess Withdrawal (see “Managing Your Withdrawals” below).
Under the GLWB optional benefit, we calculate a Benefit Base (the “Benefit Base”) that determines the maximum amount You may receive as withdrawals each Contract Year after the Lifetime Withdrawal Age (the “Annual Benefit Payment”) without reducing your Benefit Base, and determines the amount of any lifetime payments if the Account Value is reduced to zero. The Benefit Base is multiplied by the applicable GLWB Withdrawal Rate while the Account Value is greater than zero to determine your Annual Benefit Payment. The Benefit Base is multiplied by the applicable GLWB Lifetime Guarantee Rate to determine your Annual Benefit Payment if your Account Value is reduced to zero and lifetime payments are to begin. The Benefit Base will be reduced for any withdrawal prior to the Lifetime Withdrawal Age or any Excess Withdrawal (and any subsequent withdrawals in the Contract Year that an Excess Withdrawal occurs). For purposes of calculating the Benefit Base, purchase payment credits (i.e., Bonus payments) are not included. In any event, withdrawals under the GLWB optional benefit will reduce your Account Value and death benefits.
It is important to recognize that the Benefit Base is not available to be taken as a lump sum or paid as a death benefit and does not establish or guarantee your Account Value or a minimum return for any investment portfolio. However, if You cancel the GLWB optional benefit after a waiting period of at least ten (10) years (the “Guaranteed Principal Adjustment Eligibility Date”) the Guaranteed Principal Adjustment will increase your Account Value to the purchase payments credited within the first 120 days of the date that we issue the Contract reduced proportionately for any withdrawals, if greater than the Account Value at the time of the cancellation. (See “Cancellation and Guaranteed Principal Adjustment” below.)
Operation of the GLWB
The following section describes how the GLWB operates. When reading the following description of the operation of the GLWB optional benefit (for example, the “Benefit Base” and “Annual Benefit Payment” sections), refer to the GLWB Rate Table at the end of this section for the specific rates and other terms applicable to your GLWB optional benefit.
(See Appendix E for examples illustrating the operation of the GLWB.)
Benefit Base. While the GLWB optional benefit is in effect, we guarantee that You will receive lifetime income regardless of investment performance, subject to the conditions described below. To determine the maximum amount that may be withdrawn in the current Contract Year (the “Annual Benefit Payment”), we multiply the Benefit Base by the GLWB Withdrawal Rate (see “GLWB Rate Table”) while the Account Value is greater than zero. The initial Benefit Base is equal to your initial purchase payment. We increase the Benefit Base by each additional purchase payment. Any withdrawals taken prior to the date You reach the Lifetime Withdrawal Age (see “GLWB Rate Table” below) will reduce the Benefit Base in the same proportion that such withdrawal (including Withdrawal Charges, if any) reduces the Account Value (a “Proportional Adjustment”). For example, if the Benefit Base is $120,000, the Account Value is $100,000 and you withdraw $10,000 (including any Withdrawal Charge), then your Benefit Base is decreased by $12,000 to $108,000 [$120,000 x ($10,000/$100,000) = $12,000]. Any withdrawals taken after the Lifetime Withdrawal Age that do not exceed, or cause the cumulative withdrawals in the Contract

Year to exceed, the Annual Benefit Payment, will not reduce the Benefit Base. We refer to this type of withdrawal as a “Non-Excess Withdrawal.” If, however, You take a withdrawal that exceeds or results in cumulative withdrawals for the current Contract Year that exceed the Annual Benefit Payment, then such withdrawal, and any subsequent withdrawals that occur in that Contract Year, will trigger a Proportional Adjustment to the Benefit Base. We refer to this type of withdrawal as an “Excess Withdrawal.” Depending on the relative amounts of the Benefit Base and the Account Value, such Proportional Adjustment may result in a significant reduction to the Benefit Base (particularly when the Account Value is lower than the Benefit Base), and could have the effect of reducing or eliminating the total amount You are guaranteed to receive under the GLWB optional benefit (see “Managing Your Withdrawals” below).
On each Contract Anniversary on or before the Rollup Rate Period End Date (see “GLWB Rate Table”), if no withdrawals occurred in the previous Contract Year, the Benefit Base will be increased by an amount equal to the Rollup Rate (see “GLWB Rate Table”) multiplied by the Benefit Base before such increase. The Benefit Base will not be increased by the Rollup Rate if: (1) a withdrawal has occurred in the Contract Year ending immediately prior to that Contract Anniversary, or (2) after the Rollup Rate Period End Date. The Rollup Rate, if applicable, is applied before deducting any optional benefit charge and before taking into account any Automatic Step-Up occurring on such Contract Anniversary (see “Automatic Step-Up” below).
Annual Benefit Payment. After the Lifetime Withdrawal Age, the Annual Benefit Payment is the maximum amount that may be withdrawn in the current Contract Year without triggering a Proportional Adjustment to the Benefit Base (prior to the Lifetime Withdrawal Age, there is no Annual Benefit Payment). After the Lifetime Withdrawal Age, the initial Annual Benefit Payment is equal to the initial Benefit Base multiplied by the applicable GLWB Withdrawal Rate. Your GLWB Withdrawal Rate is determined by when You take your first withdrawal after the Lifetime Withdrawal Age (see “GLWB Rate Table”). As shown in the GLWB Rate Table, waiting to take your first withdrawal will result in a higher GLWB Withdrawal Rate. The GLWB Withdrawal Rate will not change once determined. If the Benefit Base is later recalculated (for example, because of additional purchase payments, the Automatic Step-Up, or Excess Withdrawals), the Annual Benefit Payment is reset equal to the new Benefit Base multiplied by the GLWB Withdrawal Rate.
Each time a withdrawal is made in a Contract Year, we decrease the Annual Benefit Payment for that Contract Year by such withdrawal and the remaining amount is the “Remaining Annual Benefit Payment.” If the Benefit Base is increased due to a subsequent Purchase Payment, causing the Annual Benefit Payment to increase, the Remaining Annual Benefit Payment will increase by the same amount the Annual Benefit Payment increased.
As long as your Account Value has not been reduced to zero, your Annual Benefit Payment equals the applicable GLWB Withdrawal Rate multiplied by the Benefit Base.
If your Contract is subject to Required Minimum Distributions (see “Required Minimum Distributions” below), your Annual Benefit Payment will be set equal to your Required Minimum Distribution Amount, if greater than the Annual Benefit Payment calculated as described above.
You may choose to receive your Annual Benefit Payment through the optional Systematic Withdrawal Program (see “Access To Your Money — Systematic Withdrawal Program”). While the GLWB optional benefit is in effect, your withdrawals through the Systematic Withdrawal Program may not exceed your Annual Benefit Payment. There is no charge for the Systematic Withdrawal Program and You may terminate your participation at any time.
It is important to note:
●
If your Account Value is reduced to zero on or after the Lifetime Withdrawal Age because you make a

Non-Excess Withdrawal, we will first pay you any Remaining Annual Benefit Payment in effect at the time the Account Value is reduced to zero. Effective as of your next Contract Anniversary, we will then begin making monthly payments, using the applicable GLWB Lifetime Guarantee Rate (see “GLWB Rate Table”) multiplied by the Benefit Base, to you for the rest of your life. If, however, your Account Value is reduced to zero on or after the Lifetime Withdrawal Age because there are insufficient funds to deduct any GLWB optional benefit charge from your Account Value, we will begin making monthly payments, using the applicable GLWB Lifetime Guarantee Rate, to You for the rest of your life.
●
If your Account Value is reduced to zero prior to the Lifetime Withdrawal Age because there are insufficient funds to deduct any GLWB optional benefit charge from your Account Value, we will begin making monthly payments, using the GLWB Lifetime Guarantee Rate that corresponds to the Lifetime Withdrawal Age to you for the rest of your life.
●
If your Account Value is reduced to zero due to a withdrawal prior to the Lifetime Withdrawal Age or because you make an Excess Withdrawal, lifetime payments are not available, no further benefits will be payable under the GLWB optional benefit, and the GLWB optional benefit will terminate.
●
If your Contract has not been continued under spousal continuation described below, You may elect to have your Annual Benefit Payments paid for the life of You and your spouse, provided your spouse is no younger than the Minimum Spousal Age, using the applicable Joint Lifetime Guarantee Rate (see “GLWB Rate Table”.)
●
In all states other than New York: You may elect to receive a lump sum in lieu of lifetime payments. The lump sum value will be determined as of the date the Account Value is reduced to zero and will be a value determined based on the Annual Benefit Payments due to You, not including any Remaining Annual Benefit Payment payable in the current Contract Year. You will have a minimum of 30 days from the date of the Notice of this option to make this election. The lump sum will be payable on the Business Day the Notice is received. Payment of the lump sum will terminate the Contract and all obligations of the Company.
●
In New York only: You may elect to receive the commuted value of lifetime payments under the GLWB rider in a lump sum instead of lifetime payments. We will determine the amount of the lump sum as of the date the Account Value is reduced to zero, based on the Annual Benefit Payments due to You, not including any Remaining Annual Benefit Payment payable in the current Contract Year. When we determine the amount of the lump sum, we will calculate the present value by discounting the value of the stream of Annual Benefit Payments that would have been payable to You over your expected lifetime. In calculating the present value, we will determine the amount and number of Annual Benefit Payments (that is, the number of payments You would have received over your expected lifetime), and the discount rate for calculating the present value of those payments, based on life expectancy assumptions and interest rate conditions at the time of the calculation. The lump sum we offer You will be at least 90% of the present value that was calculated and will be determined in a nondiscriminatory manner. We will send You a Notice that specifies the amount of the Annual Benefit Payments, on the one hand, and the amount of the lump sum offered, on the other, so that You can make your decision as to which option to elect. You will have at least 45 days from the date of the Notice of this option to make this election. The lump sum will be payable on the Business Day the Notice is received. Payment of the lump sum will terminate the Contract and all obligations of the Company.
●
While we are making Annual Benefit Payments after the Account Value is reduced to zero, no death benefit will be available.
●
If You have elected the GLWB optional benefit, You should carefully consider when to begin taking withdrawals. If You begin taking withdrawals too soon, You may limit the value of the GLWB optional benefit, because the Benefit Base may not be increased by the Rollup Rate and the GLWB Withdrawal Rate is determined by when you take your first withdrawal after the Lifetime Withdrawal Age (see “GLWB Rate Table”). As shown in the GLWB Rate Table, waiting to take your first withdrawal may result in a higher GLWB Withdrawal Rate. If You delay taking withdrawals for too long, You may limit the number of years available for You to take withdrawals in the future (due to life expectancy) and You may be paying for a benefit You are not using.

●
At any time during the pay-in phase, You can elect to annuitize under current annuity rates in lieu of continuing the GLWB optional benefit. Annuitization may provide higher income amounts if the current annuity option rates applied to the Account Value on the date payments begin exceed the payments under the GLWB optional benefit. Also, income provided by annuitizing under current annuity rates may be higher due to different tax treatment of this income compared to the tax treatment of the payments received under the GLWB optional benefit.
GLWB Variations. We offered two different variations of the GLWB optional benefit. The two variations of the Contract are FlexChoice Level and FlexChoice Expedite. The GLWB Withdrawal Rate and GLWB Lifetime Guarantee Rate vary depending on the variation You chose. Depending on your expectations and preferences, You could choose the variation that would best meet your needs.
Prior to issuance, You could have selected either:
●
FlexChoice Level: offers a steady GLWB Withdrawal Rate and GLWB Lifetime Guarantee Rate throughout your lifetime; or
●
FlexChoice Expedite: offers a higher GLWB Withdrawal Rate while your Account Value is greater than zero and a reduced GLWB Lifetime Guarantee Rate if your Account Value is reduced to zero.
For both variations, You may have elected to have your Annual Benefit Payments paid for the life of You and your spouse, provided your spouse is no younger than the Minimum Spousal Age, using the applicable Joint Lifetime Guarantee Rate (see “GLWB Rate Table”).
Managing Your Withdrawals. It is important that You carefully manage your annual withdrawals. To retain the full guarantees of this optional benefit, your annual withdrawals (including any Withdrawal Charge) cannot exceed the Annual Benefit Payment each Contract Year. In other words, You should not take Excess Withdrawals. If You do take an Excess Withdrawal, we will recalculate the Benefit Base in the same proportion that the Withdrawal (including any Withdrawal Charge) reduces the Account Value and reduce the Annual Benefit Payment to the new Benefit Base multiplied by the applicable GLWB Withdrawal Rate. In addition, You should not take withdrawals of any amount prior to the Lifetime Withdrawal Age. If You take a withdrawal prior to the Lifetime Withdrawal Age, we will recalculate the Benefit Base in the same proportion that the withdrawal (including any Withdrawal Charge) reduces the Account Value. These reductions in the Benefit Base caused by withdrawals prior to the Lifetime Withdrawal Age, and in the Benefit Base and the Annual Benefit Payment caused by Excess Withdrawals, may be significant. You are still eligible to receive lifetime payments so long as the Excess Withdrawal, or withdrawal prior to the Lifetime Withdrawal Age did not cause your Account Value to decline to zero. An Excess Withdrawal (or any withdrawal prior to the Lifetime Withdrawal Age) that reduces the Account Value to zero will terminate the Contract and cause lifetime payments to not be available.
If You take an Excess Withdrawal in a Contract Year, You may be able to reduce the impact of the Excess Withdrawal on Your Benefit Base and Annual Benefit Payment by making two separate withdrawals (on different days) instead of a single withdrawal. The first withdrawal should be equal to your Annual Benefit Payment (or Remaining Annual Benefit Payment if withdrawals have already occurred in the Contract Year); this withdrawal will not reduce your Benefit Base (and Annual Benefit Payment). The second withdrawal (on a subsequent day) should be for the amount in excess of the Annual Benefit Payment (or Remaining Annual Benefit Payment); this withdrawal will reduce Your Benefit Base and Annual Benefit Payment. For an example of taking multiple withdrawals in this situation, see Appendix E, “Withdrawals — Withdrawals After the Lifetime Withdrawal Age — Excess Withdrawals.”

You can always make Non-Excess Withdrawals. However, if You choose to receive only a part of your Annual Benefit Payment in any given Contract Year, your Remaining Annual Benefit Payment does not carry over into subsequent Contract Years. For example, if your Annual Benefit Payment is 4% of your Benefit Base, You cannot withdraw 2% in one year and then withdraw 6% the next year without making an Excess Withdrawal in the second year.
Income taxes and penalties may apply to your withdrawals. Withdrawal Charges may apply to withdrawals unless You take the necessary steps to elect to take such withdrawals under a Systematic Withdrawal Program. Withdrawal Charges will also apply to withdrawals of purchase payments that exceed the free withdrawal amount in any Contract Year. (See “Charges — Withdrawal Charges.”)
Required Minimum Distributions. For IRAs and other Contracts subject to Section 401(a)(9) of the Code, You may be required to take withdrawals to fulfill minimum distribution requirements. If your Contract is an IRA or other Contract subject to Section 401(a)(9) of the Code, and the required distributions are larger than the Annual Benefit Payment, we will increase your Annual Benefit Payment to the required minimum distribution amount for the previous calendar year or for this calendar year (whichever is greater).
If:
(1)
You are enrolled in the automated required minimum distribution service or in both the automated required minimum distribution service and the Systematic Withdrawal Program;
(2)
You do not take additional withdrawals outside of these two programs; and
(3)
your Remaining Annual Benefit Payment for the Contract Year is equal to zero;
we will increase your Annual Benefit Payment by the amount of the withdrawals that remain to be taken in that Contract Year under the program or programs in which You are enrolled. This will prevent the withdrawal from exceeding the Annual Benefit Payment.
See “Use of Automated Required Minimum Distribution Service and Systematic Withdrawal Program With GLWB” below for more information on the automated required minimum distribution service and the Systematic Withdrawal Program.
Automatic Step-Up. On each Contract Anniversary prior to the Contract Owner’s 91st birthday, an Automatic Step-Up will occur, provided that the Account Value on that date exceeds the Benefit Base immediately before the Automatic Step-Up (and provided that You have not chosen to decline the Automatic Step-Up as described below).
The Automatic Step-Up:
●
will increase the Benefit Base to the Account Value on the date of the Automatic Step-Up regardless of whether or not You have taken any withdrawals;
●
will increase the Annual Benefit Payment to equal the applicable GLWB Withdrawal Rate multiplied by the Benefit Base after the Automatic Step-Up; and
●
may increase the GLWB optional benefit charge to a rate that does not exceed the lower of: (a) the GLWB optional benefit maximum charge (2.00%) or (b) the current rate that we would charge for the same optional benefit with the same benefits, if available for new contract purchases at the time of the Automatic Step-Up (if the Contract and the optional benefit continues to be sold).
In the event that your GLWB optional benefit charge would increase with the Automatic Step-Up, we will notify You in writing a minimum of 30 days in advance of the applicable Contract Anniversary and inform You that You may choose to decline the Automatic Step-Up and related increased GLWB optional benefit charge. If You elect to decline the Automatic Step-Up, You must notify us in writing at our Administrative Office no less than seven calendar days prior to the applicable Contract Anniversary. Once You notify us of your decision to decline the Automatic Step-Up, You will no longer be eligible for future Automatic Step-Ups until You notify us in writing at our Administrative Office that You wish to reinstate the Automatic Step-Ups. This reinstatement will take effect at the next Contract Anniversary after we receive your request for reinstatement. If your Contract has both the GLWB optional benefit and the GLWB Death Benefit (see “Guaranteed Lifetime Withdrawal Benefit — Death Benefit” below), and You choose to decline the Automatic Step-Up, the Automatic Step-Up for both the Benefit Base and the GLWB Death Benefit Base will no longer be eligible for future Automatic Step-Ups until You elect to reinstate the Automatic Step-Ups. You may not elect to decline the Automatic Step-Up for only one of the two optional benefits.
Cancellation and Guaranteed Principal Adjustment. You may elect to cancel the GLWB optional benefit on the Contract Anniversary every five Contract Years for the first 10 Contract Years and annually thereafter. We must receive your cancellation request within 30 days following the applicable Contract Anniversary in accordance with our administrative procedures (currently we require You to submit your request in writing to our Administrative Office). The cancellation will take effect upon our receipt of your request. If cancelled, the GLWB optional benefit will terminate, we will no longer deduct the GLWB optional benefit charge, and the investment allocation restrictions described in Appendix A under “Investment Allocation Restrictions For Certain Optional Benefits — Investment Allocation Restrictions for GMIB Max, EDB Max, GWB v1 and GLWB” will no longer apply. The Contract, however, will continue.
If You cancel the GLWB optional benefit on the 10th Contract Anniversary or any Contract Anniversary thereafter, we will add a Guaranteed Principal Adjustment to your Account Value if (a) exceeds (b), as defined below. The Guaranteed Principal Adjustment is intended to restore your initial investment in the Contract in the case of poor investment performance. The Guaranteed Principal Adjustment is equal to (a) – (b) where:
(a)
is purchase payments credited within 120 days of the date that we issued the Contract, reduced by the Proportional Adjustment attributable to any partial withdrawals taken (including any applicable Withdrawal Charges); and
(b)
is the Account Value on the date of cancellation.
The Guaranteed Principal Adjustment will be added to each applicable Division in the ratio the portion of the Account Value in such Division bears to the total Account Value in all Divisions. The Guaranteed Principal Adjustment will never be less than zero.
It is important to note that only purchase payments made during the first 120 days that You hold the Contract are taken into consideration in determining the Guaranteed Principal Adjustment. Contract Owners who anticipate making purchase payments after 120 days should understand that such payments will not increase the Guaranteed Principal Adjustment. However, because purchase payments made after 120 days will increase your Account Value such purchase payments may have a significant impact on whether or not a Guaranteed Principal Adjustment is due. Therefore, the GLWB optional benefit may not be appropriate for You if You intend to make additional purchase payments after the 120-day period and are purchasing the GLWB optional benefit for its Guaranteed Principal Adjustment feature.
Investment Allocation Restrictions. For a detailed description of the GLWB investment allocation restrictions see Appendix A under “Investment Allocation Restrictions For Certain Optional Benefits — Investment Allocation Restrictions for GMIB Max, EDB Max, GWB v1 and GLWB.”

Restrictions on Subsequent Purchase Payments. For a detailed description of the restrictions on subsequent purchase payments that may apply for your version of the GLWB, see the applicable subsection of “Your Investment Choices — Investment Allocation Restrictions For Certain Optional Benefits — Investment Allocation and Other Purchase Payment Restrictions for the GLWB.”
Withdrawal Charge. We will apply a Withdrawal Charge to withdrawals from purchase payments as described in “Charges — Withdrawal Charges” (also see “Charges — Withdrawal Charges — Free Withdrawal Amount” and “Access to Your Money — Systematic Withdrawal Program”).
Taxes. Withdrawals of taxable amounts will be subject to ordinary income tax and, if made prior to age 59 1∕2, a 10% Federal income tax penalty may apply.
Tax Treatment. The tax treatment of withdrawals under the GLWB optional benefit is uncertain. It is conceivable that the amount of potential gain could be determined based on the Benefit Base under the GLWB optional benefit at the time of the withdrawal, if the Benefit Base is greater than the Account Value (prior to Withdrawal Charges, if applicable). This could result in a greater amount of taxable income reported under a withdrawal and conceivably a limited ability to recover any remaining basis if there is a loss on surrender of the Contract. Consult your tax adviser prior to purchase.
Ownership. If You, the Owner, are a natural person, You must also be the Annuitant. If a non-natural person owns the Contract, then the Annuitant will be considered the Contract Owner in determining the issue age and Annual Benefit Payment. If Joint Contract Owners are named, the age of the older Joint Contract Owner will be used to determine the issue age and Annual Benefit Payment. For the purposes of the Guaranteed Lifetime Withdrawal Benefit section of the Prospectus, “You” always means the Contract Owner, older Joint Contract Owner or the Annuitant, if the Contract Owner is a non-natural person.
GLWB and Decedent Contracts. If You purchased this Contract with a nontaxable transfer of the death benefit proceeds of any annuity Contract or IRA (or any other tax-qualified arrangement) of which You were the Eligible Designated Beneficiary and You are “stretching” the distributions under the Internal Revenue Service required distribution rules, You were not eligible to purchase a GLWB optional benefit.
Termination of the GLWB Optional Benefit. The GLWB optional benefit will terminate upon the earliest of:
(1)
the date of a full withdrawal of the Account Value that is: (a) an Excess Withdrawal or a withdrawal prior to the Lifetime Withdrawal Age (a pro rata portion of the optional benefit charge will be assessed); or (b) a Non-Excess Withdrawal (You are still eligible to receive the Annual Benefit Payment, provided the provisions and conditions of the optional benefit have been met) (a pro rata portion of the optional benefit charge will not be assessed);
(2)
the date You apply any portion of the Account Value to an income payment type (a pro rata portion of the optional benefit charge will be assessed);
(3)
the date there are insufficient funds to deduct the GLWB optional benefit charge from the Account Value and your Contract is thereby terminated (whatever Account Value is available will be applied to pay the optional benefit charge and You are still eligible to receive the Annual Benefit Payment, provided the provisions and conditions of the optional benefit have been met; however, You will have no other benefits under the Contract);
(4)
the death of the Contract Owner or Joint Contract Owner (or the Annuitant if the Contract Owner is a non-natural person), except where the primary Beneficiary is the spouse and the spouse elects to continue the Contract under the spousal continuation provisions of the Contract (see “Spousal Continuation” below);

(5)
the death of the Contract Owner after the first spousal continuation;
(6)
a change of the Contract Owner or Joint Contract Owner for any reason subject to our administrative procedures (a pro rata portion of the optional benefit charge will be assessed);
(7)
the date You assign your Contract, subject to our administrative procedures (a pro rata portion of the optional benefit charge will be assessed);
(8)
the effective date of the cancellation of the optional benefit; or
(9)
the termination of the Contract to which the optional benefit is attached, other than due to death (a pro rata portion of the optional benefit charge will be assessed).
Under our current administrative procedures, we will waive the termination of the GLWB optional benefit if You assign a portion of the Contract under the following limited circumstances: if the new Contract Owner or assignee assumes full ownership of the Contract and is essentially the same person or if the assignment is solely for your benefit on account of your direct transfer of Account Value under Section 1035 of the Code to fund premiums for a long term care insurance policy or purchase payments for an annuity Contract issued by an insurance company which is not our affiliate and which is licensed to conduct business in any state. All such direct transfers are subject to any applicable Withdrawal Charges.
Once the optional benefit is terminated, the GLWB optional benefit charge will no longer be deducted and the GLWB investment allocation restrictions and any purchase payment restrictions will no longer apply.
Spousal Continuation. Subject to the Minimum Spousal Age (see “GLWB Rate Table”), if your spouse continues the Contract under the spousal continuation provisions of the Contract, and the GLWB is in effect at the time of the continuation, then the same terms and conditions that applied to the Contract Owner under the GLWB will continue to apply to the surviving spouse, and the surviving spouse is guaranteed to receive lifetime income regardless of investment performance, subject to the conditions described in “Operation of the GLWB” and, provided the GLWB is not terminated or cancelled (see “Termination of the GLWB Optional Benefit” above). If your spouse is younger than the Minimum Spousal Age, your spouse may continue the Contract; however, the GLWB will terminate.
If no withdrawal has been made after the Lifetime Withdrawal Age and the Contract has been continued under spousal continuation, then the first withdrawal by the new Contract Owner after the new Contract Owner reaches the Lifetime Withdrawal Age will determine the GLWB Withdrawal Rate. However, if a withdrawal has been made after the Lifetime Withdrawal Age by the Contract Owner prior to the Contract Owner’s death, the GLWB Withdrawal Rate that applies after spousal continuation will be the same as the GLWB Withdrawal Rate in effect prior to spousal continuation.
If the GLWB is continued under Spousal Continuation and the Account Value is subsequently reduced to zero because of a Non-Excess Withdrawal, or because there are insufficient funds to deduct any GLWB optional benefit charge from the Account Value, lifetime payments will be made using the applicable Single Lifetime Guarantee Rate (see “GLWB Rate Table”) to your spouse (the new Contract Owner) for the rest of his or her life. The Joint Lifetime Guarantee Rate is not available after Spousal Continuation (see “GLWB Rate Table”).
The GLWB will not terminate upon the first Spousal Continuation of the Contract; however, it will terminate upon any subsequent Spousal Continuations.
Guaranteed Lifetime Withdrawal Benefit and Annuitization. Since the Annuity Date at the time You purchase the Contract is the later of age 90 of the Annuitant or 10 years from Contract Issue, You must make an election if

You would like to extend your Annuity Date to the latest date permitted (subject to restrictions that may apply in your state, and our current established administrative procedures). If You elect to extend your Annuity Date to the latest date permitted, and that date is reached, your Contract must be annuitized (see “Pay-Out Options (or Income Options)”), or You must make a complete withdrawal of your Account Value. Annuitization may provide higher income amounts than the payments under the GLWB, depending on the applicable annuity rates and your Account Value on the Annuity Date. Also, income provided by annuitizing under the applicable annuity rates may be higher due to different tax treatment of this income compared to the tax treatment of the payments received under the GLWB optional benefit.
If You annuitize at the latest date permitted, You must elect one of the following options:
(1)
Annuitize the Account Value under the Contract’s annuity provisions.
(2)
If you are eligible for lifetime withdrawals under the GLWB, elect to receive the Annual Benefit Payment paid each year until your death (or the later of You and your spousal Beneficiary’s death).
If You do not select an income payment type or elect to receive payments under the GLWB optional benefit, we will annuitize your Contract under the Lifetime Income Annuity with a 10-Year Guarantee period income payment type. However, if we do, we will adjust your payment or income payment type, if necessary, so your aggregate payments will not be less than what You would have received under the GLWB optional benefit.
(See Appendix E for examples of the GLWB.)
Use of Automated Required Minimum Distribution Service and Systematic Withdrawal Program With GLWB
For IRAs and other Contracts subject to Section 401(a)(9) of the Code, You may be required to take withdrawals to fulfill minimum distribution requirements.
Used with the GLWB optional benefit, our automated required minimum distribution service can help You fulfill minimum distribution requirements with respect to your Contract without reducing the Benefit Base on a proportionate basis. (Reducing the Benefit Base on a proportionate basis could have the effect of reducing or eliminating the guarantees of the GLWB optional benefit.) The automated required minimum distribution service calculates minimum distribution requirements with respect to your Contract and makes payments to You on a monthly, quarterly, semi-annual or annual basis.
Alternatively, You may choose to enroll in the both the automated required minimum distribution service and the Systematic Withdrawal Program (see “Access to Your Money — Systematic Withdrawal Program”). In order to avoid taking withdrawals that could reduce the Benefit Base on a proportionate basis, withdrawals under the Systematic Withdrawal Program should not exceed the Annual Benefit Payment each Contract Year. Any amounts above the Annual Benefit Payment that need to be withdrawn to fulfill minimum distribution requirements can be paid out at the end of the calendar year by the automated required minimum distribution service. For example, if You elect the GLWB optional benefit, enroll in the Systematic Withdrawal Program and elect to receive monthly payments equal to the Annual Benefit Payment, You should also enroll in the automated required minimum distribution service and elect to receive your automated required minimum distribution service payment on an annual basis, after the Systematic Withdrawal Program monthly payment in December.
If You enroll in either the automated required minimum distribution service or both the automated required minimum distribution service and the Systematic Withdrawal Program, You should not make additional withdrawals outside the programs. Additional withdrawals may result in the Benefit Base and Annual Benefit Payment being reduced.
To enroll the automated required minimum distribution service and/or the Systematic Withdrawal Program, please contact our Administrative Office.
Guaranteed Lifetime Withdrawal Benefit — Death Benefit (the “GLWB Death Benefit”)
If You elected the GLWB optional benefit, You will receive the Standard Death Benefit, as described under “Death Benefit — Generally  — Standard Death Benefit.” However, in states where approved, you could have also elected the GLWB Death Benefit for an additional charge when you elected the GLWB optional benefit if You were at least age 50 and not older than age 65 at the effective date of your Contract.
The GLWB Death Benefit was not available for purchase in New York or Washington. The GLWB Death Benefit was available for purchase in Minnesota and Pennsylvania starting on May 4, 2015 and in all other states starting on February 14, 2015.
You should understand that by electing both the GLWB optional benefit and the GLWB Death Benefit, You are paying for and receiving both a living benefit and a death benefit and the cost of the combined optional benefits is higher than the cost of either a GLWB optional benefit or other available death benefit individually. Please note that other standard or optional death benefits are available under the Contract. You should also understand that once GLWB optional benefit lifetime payments begin or the GLWB optional benefit terminates, the GLWB Death Benefit will be terminated.
Summary of the GLWB Death Benefit
Under the GLWB Death Benefit, we calculate a “GLWB Death Benefit Base” that, if greater than the Standard Death Benefit, then this death benefit amount will be paid instead of the Standard Death Benefit. All other provisions of your Contract’s death benefit will apply.
Operation of the GLWB Death Benefit
The following section describes how the GLWB Death Benefit operates. When reading the following descriptions of the operation of the GLWB Death Benefit (for example, “Excess Withdrawals,” “Non-Excess Withdrawals,” “Rollup Rate,” “Rollup Rate Period End Date,” “Automatic Step-Up” and “Benefit Base”), refer to the “Guaranteed Lifetime Withdrawal Benefit” section above.
If You elect the GLWB Death Benefit, the amount of the death benefit will be the greater of:
(1)
the GLWB Death Benefit Base; and
(2)
the Standard Death Benefit calculated under your Contract.
(See Appendix F for examples illustrating the operation of the GLWB Death Benefit.)
GLWB Death Benefit Base. The GLWB Death Benefit Base is an amount used to determine your death benefit, and is also the amount the GLWB Death Benefit optional benefit charge is applied. As of the Issue Date, the initial GLWB Death Benefit Base is equal to your initial purchase payment. The GLWB Death Benefit Base will be increased by the amount of each purchase payment made, and reduced for all withdrawals as described below.
The GLWB Death Benefit Base cannot be withdrawn in a lump sum.

Managing Your Withdrawals. It is important that You carefully manage your annual withdrawals to retain the full benefit of this optional benefit. In other words, You should not take Excess Withdrawals.
If You take an Excess Withdrawal, we will reduce the GLWB Death Benefit Base in the same proportion that the withdrawal (including any Withdrawal Charge) reduces the Account Value. The reduction in the GLWB Death Benefit Base may be significant. You are still eligible to receive the death benefit so long as the Account Value does not decline to zero.
Any withdrawals taken prior to the date you reach the Lifetime Withdrawal Age will trigger a Proportional Adjustment to the GLWB Death Benefit Base.
After the Lifetime Withdrawal Age, the GLWB Death Benefit Base will be reduced for all withdrawals. Non-Excess Withdrawals reduce the GLWB Death Benefit Base by the amount of the withdrawal. Excess Withdrawals, and any subsequent withdrawals that occur in that Contract Year, trigger a Proportional Adjustment to the GLWB Death Benefit Base.
If You take an Excess Withdrawal in a Contract Year, You may be able to reduce the impact of the Excess Withdrawal on your GLWB Death Benefit Base by making two separate withdrawals (on different days) instead of a single withdrawal. The first withdrawal should be equal to your Annual Benefit Payment (or Remaining Annual Benefit Payment if withdrawals have already occurred in the Contract Year); this withdrawal will reduce your GLWB Death Benefit Base by the amount of the withdrawal. The second withdrawal (on a subsequent day) should be for the amount in excess of the Annual Benefit Payment (or remaining Annual Benefit Payment); this withdrawal will cause a Proportional Adjustment to your GLWB Death Benefit Base. For an example of taking multiple withdrawals in this situation, see Appendix F, Withdrawals — Withdrawals After the Lifetime Withdrawal Age — Excess Withdrawals.”
On each Contract Anniversary on or before the Rollup Rate Period End Date, if no withdrawals occurred in the previous Contract Year, the GLWB Death Benefit Base will be increased by an amount equal to the Rollup Rate multiplied by the GLWB Death Benefit Base before such increase. The GLWB Death Benefit Base will not be increased by the Rollup Rate if: (1) a withdrawal has occurred in the Contract Year ending immediately prior to that Contract Anniversary, or (2) after the Rollup Rate Period End Date.
The Rollup Rate, if applicable, is applied before deducting any optional benefit charge and before taking into account any Automatic Step-Up occurring on such Contract Anniversary. The GLWB Death Benefit Base may also increase due to an Automatic Step-Up.
Automatic Step-Up. If an Automatic Step-Up increases the Benefit Base to the Account Value on the date of the Automatic Step-Up (see “Guaranteed Lifetime Withdrawal Benefit — Automatic Step-Up”), the GLWB Death Benefit Base will also increase to the Account Value, after deducting any optional benefit charge but prior to processing any transactions on such date.
The Automatic Step-Up:
●
will increase the GLWB Death Benefit Base to the Account Value on the date of the Automatic Step-Up regardless of whether or not You have taken any withdrawals; and
●
may increase the GLWB Death Benefit optional benefit charge to a rate that does not exceed the lower of: (a) the GLWB maximum optional benefit charge (1.20%) or (b) the current rate that we would charge for the same optional benefit with the same benefits for new Contract purchases at the time of the Automatic Step-Up (if the Contract and the optional benefit continues to be sold).

If however, the GLWB Death Benefit optional benefit charge currently applicable to such Automatic Step-Up is less than or equal to your GLWB Death Benefit optional benefit charge your rate will not change.
You may choose to decline the Automatic Step-Up and related increased GLWB Death Benefit optional benefit charge. Once You notify us of your decision to decline the Automatic Step-Up, You will no longer be eligible for future Automatic Step-Ups until You notify us in writing at our Administrative Office that You wish to reinstate the Automatic Step-Ups (see “Guaranteed Lifetime Withdrawal Benefit — Automatic Step-Up” above.)
Termination of the GLWB Death Benefit. If the GLWB optional benefit is cancelled or terminated as described above under “Guaranteed Lifetime Withdrawal Benefit — Termination of the GLWB Optional Benefit”, the GLWB Death Benefit will terminate and the GLWB Death Benefit charge will no longer be deducted.
Spousal Continuation. For information on Spousal Continuation, see the “Operation of the GLWB — Spousal Continuation” section.
GLWB Rate Table
The GLWB Rate Table lists the following for the GLWB optional benefit.
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Rollup Rate: Prior to the Rollup Rate Period End Date, the minimum rate at which the Benefit Base is increased at each Contract Anniversary if a withdrawal has not occurred in the previous Contract Year.
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Rollup Rate Period End Date: The period of time following the Contract issue date during which the Benefit Base (and the GLWB Death Benefit Base, if applicable), will be increased by an amount equal to the Rollup Rate multiplied by the Benefit Base (or GLWB Death Benefit Base, if applicable).
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GLWB Withdrawal Rate: After the Lifetime Withdrawal Age, if You take withdrawals that do not exceed the GLWB Withdrawal Rate multiplied by the Benefit Base (the “Annual Benefit Payment”) such withdrawals will not reduce the Benefit Base and Annual Benefit Payment. (Taking withdrawals that exceed the Annual Benefit Payment will reduce the Benefit Base and Annual Benefit Payment and may have a significant negative impact on the value of the benefits available under the GLWB  —  see “Operation of the GLWB  —  Managing your Withdrawals.”) For IRAs and other qualified Contracts, also see “Operation of the GLWB  —  Required Minimum Distributions.”
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GLWB Lifetime Guarantee Rate: If your Account Value is reduced to zero after the Lifetime Withdrawal Age because you make a Non-Excess Withdrawal, we will first pay you any Remaining Annual Benefit Payment in effect at the time the Account Value is reduced to zero (see “Annual Benefit Payment” above). Effective as of your next Contract Anniversary, we will then begin making monthly payments, using the applicable GLWB Lifetime Guarantee Rate multiplied by the Benefit Base, to you for the rest of your life. If your Account Value is reduced to zero after the Lifetime Withdrawal Age because there are insufficient funds to deduct any optional benefit charge from your Account Value, we will begin making monthly payments, using the applicable GLWB Lifetime Guarantee Rate, to You for the rest of your life.
Different Versions of the GLWB. From time to time, we introduced new versions of the GLWB optional benefit. The GLWB Rate Table shows the dates each optional benefit version was offered, and the specific rates and other terms applicable to each version.
GLWB Rate Table
FlexChoice Level
Offers a steady GLWB Withdrawal Rate and GLWB Lifetime Guarantee Rate throughout your lifetime.

For Contracts issued in all states other than New York State.
Date First Available	Date Last Available	Rollup Rate	Rollup Rate Period End Date	Lifetime Withdrawal Age	Minimum Issue Age/Minimum Spousal Age	GLWB Withdrawal Rate (When Account Value is greater than $0)		GLWB Lifetime Guarantee Rate (When Account Value is reduced to $0)
02/14/15	06/22/16	5.00%	10th Contract Anniversary	59 1∕2	Minimum Issue Age: You must be at least 50 years old at Contract issue. Minimum Spousal Age: Your Spouse's Date of Birth may not be more than 10 years after your Date of Birth.	Age at 1st Withdrawal After Age 59 1∕2	Withdrawal Rate	Single Lifetime Guarantee Rate	Joint Lifetime Guarantee Rate
						59 1∕2 to less than 65	4.00%	4.00%	3.00%
						65 to less than 75	5.00%	5.00%	4.00%
						75 to less than 80	5.25%	5.25%	4.25%
						80+	5.75%	5.75%	4.75%
For Contracts issued in New York State only.
Date First Available	Date Last Available	Rollup Rate	Rollup Rate Period End Date	Lifetime Withdrawal Age	Minimum Issue Age/Minimum Spousal Age	GLWB Withdrawal Rate (When Account Value is greater than $0)		GLWB Lifetime Guarantee Rate (When Account Value is reduced to $0)
02/14/15	06/22/16	5.00%	10th Contract Anniversary	59 1∕2	Minimum Issue Age: You must be at least 60 years old at Contract issue. Minimum Spousal Age: Your Spouse's Date of Birth may not be more than 4 years after your Date of Birth.	Age at 1st Withdrawal After Age 59 1∕2	Withdrawal Rate	Single Lifetime Guarantee Rate	Joint Lifetime Guarantee Rate
						59 1∕2 to less than 65	4.00%	4.00%	3.00%
						65 to less than 75	5.00%	5.00%	3.60%
						75 to less than 80	5.25%	5.25%	4.25%
						80+	5.75%	5.75%	4.75%
FlexChoice Expedite
Offers a higher GLWB Withdrawal Rate while your Account Value is greater than zero and a reduced GLWB Lifetime Guarantee Rate if your Account Value is reduced to zero.

For Contracts issued in all states other than New York State.
Date First Available	Date Last Available	Rollup Rate	Rollup Rate Period and Date	Lifetime Withdrawal Age	Minimum Issue Age/Minimum Spousal Age	GLWB Withdrawal Rate (When Account Value is greater than $0)		GLWB Lifetime Guarantee Rate (When Account Value is reduced to $0)
02/14/15	06/22/16	5.00%	10th Contract Anniversary	59 1∕2	Minimum Issue Age: You must be at least 50 years old at Contract issue. Minimum Spousal Age: Your Spouse's Date of Birth may not be more than 10 years after your Date of Birth.	Age at 1st Withdrawal After Age 59 1∕2	Withdrawal Rate	Age When Account Value is Reduced to Zero	Single Lifetime Guarantee Rate	Joint Lifetime Guarantee Rate
						59 1∕2 to less than 65	5.00%	79 or younger	3.00%	2.00%
								80 or older	3.25%	2.25%
						65 to less than 75	6.00%	79 or younger	4.00%	3.00%
								80 or older	4.25%	3.25%
						75 to less than 80	6.00%	79 or younger	4.00%	3.00%
								80 or older	4.25%	3.25%
						80+	6.75%	79 or younger	N/A	N/A
								80 or older	5.00%	4.00%
For Contracts issued in New York State only.
Date First Available	Date Last Available	Rollup Rate	Rollup Rate Period End Date	Lifetime Withdrawal Age	Minimum Issue Age/Minimum Spousal Age	GLWB Withdrawal Rate (When Account Value is greater than $0)		GLWB Lifetime Guarantee Rate (When Account Value is reduced to $0)
02/14/15	06/22/16	5.00%	10th Contract Anniversary	59 1∕2	Minimum Issue Age: You must be at least 60 years old at Contract issue. Minimum Spousal Age: Your Spouse's Date of Birth may not be more than 4 years after your Date of Birth.	Age at 1st Withdrawal After Age 59 1∕2	Withdrawal Rate	Age When Account Value is Reduced to Zero	Single Lifetime Guarantee Rate	Joint Lifetime Guarantee Rate
						59 1∕2 to less than 65	5.00%	79 or younger	3.00%	2.00%
								80 or older	3.25%	2.25%
						65 to less than 75	6.00%	79 or younger	4.00%	3.00%
								80 or older	4.25%	3.25%
						75 to less than 80	6.00%	79 or younger	4.00%	3.00%
								80 or older	4.25%	3.25%
						80+	6.75%	79 or younger	N/A	N/A
								80 or older	5.00%	4.00%
(1)
The GLWB was available for purchase in Minnesota and Pennsylvania starting on May 4, 2015 and New York starting on August 31, 2015. The GLWB was available for purchase in all other states starting on February 14, 2015. The GLWB Death Benefit was not available for purchase in Washington or New York. The GLWB Death Benefit was available for purchase in Minnesota and Pennsylvania starting on May 4, 2015. The GLWB Death Benefit was available for purchase in all other states starting on February 14, 2015.

Nursing Home or Hospital Confinement Rider
We will not impose a withdrawal charge if, after you have owned the Contract for one year, you become confined to a nursing home and/or hospital for at least 90 consecutive days or confined for a total of at least 90 days if there is no more than a 6-month break in confinement and the confinements are for related causes. The confinement must begin after the first contract anniversary and you must have been the Owner continuously since the Contract was issued (or have become the Owner as the spousal Beneficiary who continues the Contract). The confinement must be prescribed by a physician and be medically necessary. You must exercise this right no later than 90 days after you or your Joint Owner exits the nursing home or hospital. This waiver terminates on the earlier of the Annuity Date or the date the Contract terminates. You may not make additional Purchase Payments after the waiver is used. There is no charge for this rider. Age restrictions apply, and this rider is not available in all U.S. States. Additional conditions and requirements apply to the Nursing Home or Hospital Confinement rider, which are specified in the rider(s) that are part of your Contract.
Hypothetically, assume you purchased the Contract and shortly after one year of owning the Contract, you become confined to a nursing home and then request to take a withdrawal that would have normally been subject to an 8% Withdrawal Charge. In that instance, if you satisfy the conditions of the rider, we would not impose that Withdrawal Charge that would have otherwise applied to that withdrawal.
Terminal Illness Rider
After the first contract anniversary, we will waive the withdrawal charge if you are terminally ill and not expected to live more than 12 months; a physician certifies to your illness and life expectancy; you were not diagnosed with the terminal illness as of the date we issued your Contract; and you have been the Owner continuously since the Contract was issued (or have become the Owner as the spousal Beneficiary who continues the Contract). This waiver terminates on the earlier of the Annuity Date or the date the Contract terminates. You may not make additional Purchase Payments after the waiver is used. This rider is not available in all U.S. States. There is no charge for this rider.
Hypothetically, assume you purchased the Contract and shortly after one year of owning the Contract, you become terminally ill and then request to take a withdrawal that would have normally been subject to an 8% Withdrawal Charge. In that instance, if you satisfy the conditions of the rider, we would not impose that Withdrawal Charge that would have otherwise applied to that withdrawal.
Additional conditions and requirements apply to the Terminal Illness rider, which are specified in the rider(s) that are part of your contract.
Pay-Out Options (or Income Options)
You may convert your Contract into a regular stream of income after your “pay-in” or “accumulation” phase. The pay-out phase is often referred to as either “annuitizing” your Contract or taking an income annuity. When You select your pay-out option, You will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If You decide You want a pay-out option, we withdraw some or all of your Account Value (less any premium taxes and applicable Contract fees), then we apply the net amount to the option. See “Federal Tax Considerations” for a discussion of partial annuitization. You are required to hold your Contract for at least 30 days (one year for the Class B Plus Contract) from the date we issue the Contract before You annuitize. When You purchase the Contract, the Annuity Date will be the later of the first day of the calendar month after the Annuitant’s 90th birthday or 10 years from the date your Contract was issued. You can change or extend the Annuity Date at any time before the Annuity Date with 30 days prior notice to us (subject to restrictions that may apply in your state, and our current established administrative procedures). If You do not select an income payment type or elect to receive payments under one of the optional benefits, we will annuitize your Contract under the Lifetime Income Annuity with a 10-Year Guarantee period income payment type. Although guaranteed annuity purchase rates for the B Plus Class are the same as those for the other classes of the Contract, current annuity purchase rates for the B Plus Class may be lower than the other classes of the Contract. You must convert at least $5,000 of your Account Value to receive income payments. Please be aware that once your Contract is annuitized, You are ineligible to receive the death benefit You have selected. Additionally, if You have selected an optional living benefit, such as a GMIB, GWB or GLWB, annuitizing your Contract terminates the optional benefit, including any death benefit provided by the optional benefit and any Guaranteed Principal Option (or the Guaranteed Principal Adjustment for GLWB) that may also be provided by the optional benefit. Please note that if you have elected a GMIB, GWB or GLWB, you should consider the amount that you might receive by exercising these optional benefits before electing to annuitize the Contract as the amounts received under the optional benefits may be higher than amounts you can receive if you annuitize your Contract. Please contact Your Administrative Office for information on annuity payment values as well as information on these optional benefits to compare amounts that You might receive. In addition, once your Contract is fully annuitized, You will not be able to withdraw any Account Value.
When considering a pay-out option, You should think about whether You want:
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Payments guaranteed by us for the rest of your life (or for the rest of two lives) or the rest of your life (or for the rest of two lives) with a guaranteed period; and
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A fixed dollar payment or a variable payment.
Your income option provides You with a regular stream of payments for either your lifetime or your lifetime with a guaranteed period.
You may choose the frequency of your income payments (choosing less frequent payments will result in each income payment being larger). For example, You may receive your payments on a monthly, quarterly, semiannual or annual basis.
Your income payment amount will depend upon your choices. For lifetime options, the age and sex (where permitted), of the measuring lives (Annuitants) will also be considered. For example, if You select a pay-out option guaranteeing payments for your lifetime and your spouse’s lifetime, your payments will typically be lower than if You select a pay-out option with payments over only your lifetime. Income payment types that guarantee that payments will be made for a certain number of years regardless of whether the Annuitant or Joint Annuitant is alive (such as Lifetime Income Annuity with a Guarantee Period and Lifetime Income Annuity for Two with a Guarantee Period, as defined below) result in income payments that are smaller than with income payment types without such a guarantee (such as Lifetime Income Annuity and Lifetime Income Annuity for Two, as defined below). In addition, to the extent the income payment type has a guarantee period, choosing a shorter guarantee period will result in each income payment being larger. If You do not tell us otherwise, your Fixed Interest Account Value and Enhanced Dollar Cost Averaging Program balance will be used to provide a Fixed Income Option and your Separate Account Value will be used to provide a variable pay-out option.
We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option. Should our current annuity rates for a fixed pay-out option for your class of the Contract provide for greater payments than those guaranteed in your Contract, the greater payment will be made.

Income Payment Types
Currently, we provide You with a wide variety of income payment types to suit a range of personal preferences. You decide the income pay-out type when You decide to take a pay-out option; we will not make that decision for you. Your decision is irrevocable.
There are three people who are involved in payments under your pay-out option:
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Contract Owner: the person or entity which has all rights including the right to direct who receives payment.
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Annuitant: the natural person whose life is the measure for determining the duration and the dollar amount of payments.
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Beneficiary: the person who receives continuing payments or a lump sum payment, if any, if the Contract Owner dies.
Many times, the Contract Owner and the Annuitant are the same person.
When deciding how to receive income, consider:
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The amount of income You need;
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The amount You expect to receive from other sources;
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The growth potential of other investments; and
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How long You would like your income to be guaranteed.
The following income payment types are currently available and once elected you may not make withdrawals from the income option. We may make other options available from time to time. Where required by state law or under a qualified retirement plan, the Annuitant’s sex will not be taken into account in calculating income payments. Annuity rates will not be less than the rates guaranteed in the Contract at the time of purchase for the AIR and income payment type elected. Due to underwriting, administrative or Code considerations, the choice of the percentage reduction and/or the duration of the guarantee period may be limited. Tax rules with respect to decedent Contracts may prohibit election of Lifetime Income Annuity for Two income types and/or may also prohibit payments for as long as the owner’s life in certain circumstances.
Lifetime Income Annuity: An income type that is paid as long as the Annuitant is living.
Lifetime Income Annuity with a Guarantee Period: An income type that continues as long as the Annuitant is living but is guaranteed to be paid for a number of years. If the Annuitant dies before all of the guaranteed payments have been made, payments are made to the Contract Owner of the annuity until the end of the guarantee period. If the Contract Owner dies during the guarantee period, payments will be made to the beneficiary in accordance with the Code. No payments are made once the guarantee period has expired and the Annuitant is no longer living.
Lifetime Income Annuity for Two: An income type that is paid to the Annuitant(s) as long as the Contract Owner is living. After the Contract Owner dies, payments continue to be made to the Annuitant(s) either for (1) life (provided certain Federal tax law requirements are met) or (2) ten (10) years. Payments made for life to the Annuitant after the death of the Contract Owner may be the same as those made while the Contract Owner was living or may be a smaller percentage that is selected when the annuity is first converted to an income stream. No payments are made once the Annuitants are no longer living.

Lifetime Income Annuity for Two with a Guarantee Period: An income type that continues as long as either of the two Annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both Annuitants die before all of the guaranteed payments have been made, payments are made to the Contract Owner of the annuity until the end of the guaranteed period. If the Contract Owner dies during the guarantee period, payments will be made to the beneficiary in accordance with the Code. If one Annuitant dies after the guarantee period has expired, payments continue to be made as long as the other Annuitant is living. In that event, payments may be the same as those made while both Annuitants were living or may be a smaller percentage that is selected when the annuity is first converted to an income stream. No payments are made once the guarantee period has expired and both Annuitants are no longer living.
Income Annuity for a Guaranteed Period. An income type payable for a permitted guaranteed period. As an administrative practice, we will consider factors such as the Annuitant's age and life expectancy in determining whether to issue a Contract with this income payment type. If the Annuitant dies before the end of the guarantee period, payments are made to the Contract Owner. If the Contract Owner predeceases the Annuitant, or if the Contract Owner dies before the end of the Guaranteed Period, remaining payments will be made to the beneficiary in accordance with the Code. No payments are made once the guarantee period has expired.
Allocation
You decide how your money is allocated among the Fixed Income Option and the Divisions.
Minimum Size of Your Income Payment
Your initial income payment must be at least $100. This means that the amount used from a Contract to provide a pay-out option must be large enough to produce this minimum initial income payment. We may reduce the frequency of your income payments to produce a payment of at least $100, in which case your payment will be made at least annually.
The Value of Your Income Payments
Amount of Income Payments
Variable Income Payments from a Division will depend upon the number of Annuity Units held in that Division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.
The initial variable income payment is computed based on the amount of the purchase payment applied to the specific Division (net of any applicable premium tax owed or Contract charge), the AIR, the age of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the Division to determine the number of Annuity Units held in that Division. The number of Annuity Units held remains the same for duration of the Contract if no reallocations are made.
The dollar amount of subsequent variable income payments will vary with the amount by which investment performance less the Separate Account Charge is greater or less than the AIR.
Each Contract provides that, when a pay-out option is chosen, the payment will not be less than the payment produced by the then current Fixed Income Option purchase rates for that Contract class. The purpose of this provision is to assure the Owner that, at retirement, if the Fixed Income Option purchase rates for new Contracts are significantly more favorable than the rates guaranteed by a Contract of the same class, the Contract Owner will be given the benefit of the higher rates.

Annuity Units
Annuity Units are credited to You when You first convert your Contract into an income stream or make a reallocation of your income payment into a Division during the pay-out phase. Before we determine the number of Annuity Units to credit to You, we reduce your Account Value by any premium taxes and the Annual Contract Fee, if applicable. (The premium taxes and the Annual Contract Fee are not applied against reallocations.) We then compute an initial income payment amount using the AIR, your income payment type and the age and sex (where permitted) of the measuring lives. We then divide the initial income payment (allocated to a Division) by the Annuity Unit Value on the date of the transaction. The result is the number of Annuity Units credited for that Division. The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of Annuity Units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after the date You convert your Contract into an income stream. When You reallocate an income payment from a Division, Annuity Units supporting that portion of your income payment in that Division are liquidated.
AIR
Your income payments are determined by using the AIR to benchmark the investment experience of the Divisions You select. We currently offer an AIR of 3% and 4%. Certain states may require a different AIR or a cap on what AIR may be chosen. The higher your AIR, the higher your initial variable income payment will be. Your next payment will increase approximately in proportion to the amount by which the investment experience (for the time period between the payments) for the underlying Portfolio minus the Separate Account charge (the resulting number is the net investment return) exceeds the AIR (for the time period between the payments). Likewise, your next payment will decrease to the approximate extent the investment experience (for the time period between the payments) for the underlying Portfolio minus the Separate Account Charge is less than the AIR (for the time period between the payments). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if You had elected a higher AIR as changes occur in the investment experience of the Divisions.
The amount of each variable income payment is determined 10 days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after You convert your Contract to an income stream, then the amount of that payment will be determined on the date You convert your Contract to a pay-out option.
Valuation
This is how we calculate the Annuity Unit Value for each Division:
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First, we determine the change in investment experience (which reflects the deduction for any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;
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Next, we subtract the daily equivalent of the Separate Account charge for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return.
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Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and
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Finally, we multiply the previous Annuity Unit Value by this result.

Reallocation Privilege
During the pay-out phase of the Contract, You may make reallocations among Divisions or from the Divisions to the Fixed Income Option. Each reallocation must be at least $500 or, if less, your entire income payment allocated to the Division. Once You reallocate your income payment into the Fixed Income Option, You may not later reallocate it into a Division. There is no Withdrawal Charge to make a reallocation.
For us to process a reallocation, You must tell us:
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The percentage of the income payment to be reallocated;
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The Divisions (or Fixed Income Option) to which You want to reallocate your income payment; and
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The Divisions from which You want to reallocate your income payment.
We may require that You use our original forms to make reallocations.
Reallocations will be made at the end of the business day, at the close of the Exchange, if received in Good Order prior to the close of the Exchange, on that business day. All other reallocation requests will be processed on the next business day.
When You request a reallocation from a Division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.
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First, we update the income payment amount to be reallocated from the Division based upon the applicable Annuity Unit Value at the time of the reallocation;
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Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;
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Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option on the date of your reallocation;
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Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.
When You request a reallocation from one Division to another, Annuity Units in one Division are liquidated and Annuity Units in the other Division are credited to You. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the Division to which You have reallocated.
You generally may make a reallocation on any day the Exchange is open. At a future date we may limit the number of reallocations You may make, but never to fewer than one a month. If we do so, we will give You advance written notice. We may limit a Beneficiary’s ability to make a reallocation.
Here are examples of the effect of a reallocation on the income payment:
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Suppose You choose to reallocate 40% of your income payment supported by Division A to the Fixed Income Option and the recalculated income payment supported by Division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by

$40 x ($125/$100) or $50, and your income payment supported by Division A will be decreased by $40. (The number of Annuity Units in Division A will be decreased as well.)
●
Suppose You choose to reallocate 40% of your income payment supported by Division A to Division B and the recalculated income payment supported by Division A is $100. Then, your income payment supported by Division B will be increased by $40 and your income payment supported by Division A will be decreased by $40. (Changes will also be made to the number of Annuity Units in both Divisions as well.)
Please see the “Transfer Privilege” section regarding our transfer restriction policies and procedures.
Charges
You pay the Separate Account charge for your Contract class during the pay-out phase of the Contract except that the Separate Account charge during the pay-out phase for the B Plus Class is lowered to 1.25% (1.50% for amounts allocated to the American Funds Growth-Income or American Funds Global Small Capitalization Divisions). In addition, You pay the applicable investment-related charge during the pay-out phase of your Contract. During the pay-out phase, we reserve the right to deduct the $30 Annual Contract Fee. If we do so, it will be deducted pro-rata from each income payment. The Separate Account charge You pay will not reduce the number of Annuity Units credited to You. Instead, we deduct the charges as part of the calculation of the Annuity Unit Value.
GENERAL INFORMATION
Administration
All transactions will be processed in the manner described below.
Purchase Payments
Send your purchase payments, by check, cashier’s check or certified check, made payable to “MetLife,” to our Administrative Office.
We reserve the right to receive purchase payments by other means acceptable to us.
We also permit purchase payments to be made directly from your personal checking account. We do not accept cash, money orders or traveler’s checks. We will provide You with all necessary forms. We must have all documents in Good Order to credit your purchase payments. If You send your purchase payments or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to You, or there may be delay in applying the purchase payment or transaction to your Contract.
We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled.
Purchase payments (including any portion of your Account Value under a Contract which You apply to a pay-out option) are effective and valued as of the close of the Exchange on the day we receive them in Good Order at our Administrative Office, except when they are received:
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On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or

●
After the close of the Exchange.
In those cases, the purchase payments will be effective the next day the Accumulation Unit Value is calculated.
We reserve the right to credit your initial purchase payment to You within two days after its receipt at our Administrative Office. However, if You fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in Good Order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify You and give You the reasons for the delay. At that time, You will be asked whether You agree to let us keep your money until the problem is resolved. If You do not agree or we cannot reach You by the fifth business day, your money will be returned.
Confirming Transactions
You will receive a written statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, Systematic Withdrawal Program payments, and automated investment strategy transfers, may be confirmed quarterly. Unless You inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.
Processing Transactions
We permit You to request transactions by mail, facsimile, email, telephone and Internet. We may require specific forms for certain transactions. We may suspend or eliminate telephone, email or Internet privileges at any time for all or any transaction types, without prior notice. We reserve the right not to accept requests for transactions by facsimile.
Our variable annuity contract business is largely conducted through digital communications and data storage networks and systems operated by us and our service providers or other business partners (e.g., the Portfolios and the firms involved in the distribution and sale of our variable annuity contracts). For example, many routine operations, such as processing Contract Owners’ requests and elections and day-to-day record keeping, are all executed through computer networks and systems.
If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block a Contract Owner’s account and, consequently, refuse to implement requests for transfers, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.
By Telephone, Email, Facsimile or Internet
You may obtain information and request a variety of transactions by telephone, email, facsimile or the Internet virtually 24 hours a day, 7 days a week, unless prohibited by state law. Some of the information and transactions requests accessible to You include:
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Account Value
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Unit Values
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Current rates for the Fixed Interest Account
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Transfers
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Changes to investment strategies

●
Changes in the allocation of future purchase payments.
Your transaction must be in Good Order and completed prior to the close of the Exchange on one of our business days if You want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.
We will use reasonable procedures such as requiring certain identifying information, tape recording the telephone requests, and providing written confirmation of the transaction, in order to confirm that requests communicated by telephone, fax, email, Internet or other means are genuine. Any telephone, fax, email or Internet requests reasonably believed by us to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, You will bear the risk of loss. If we do not employ reasonable procedures to confirm that instructions communicated by telephone, fax or Internet are genuine, we may be liable for any losses due to unauthorized or fraudulent transactions. All other requests and elections under your Contract must be in writing signed by the proper party, must include any necessary documentation and must be received at our Administrative Office to be effective. If acceptable to us, requests or elections relating to Beneficiaries and ownership will take effect as of the date signed unless we have already acted in reliance on the prior status. We are not responsible for the validity of any written request or action.
Response times for the telephone, facsimile, email or Internet may vary due to a variety of factors, including volumes, market conditions and performance of the systems. We are not responsible or liable for:
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any inaccuracy, error, or delay in or omission of any information You transmit or deliver to us; or
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any loss or damage You may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.
Telephone, Email, Facsimile and Computer Systems
Telephone, email, facsimile and computer systems may not always be available. Any telephone, facsimile, email or computer system, whether it is yours, your service provider’s, your agent’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience technical difficulties or problems, you should make your transaction request in writing to our Administrative Office. Response times for the telephone, email, facsimile or Internet may vary due to a variety of factors, including volumes, market conditions and performance of systems.
After Your Death
If we are presented with notification of your death before any requested transaction is completed (including transactions under automated investment strategies, the Enhanced Dollar Cost Averaging Program and other dollar cost averaging programs, the minimum distribution program and the Systematic Withdrawal Program), we will cancel the request. As described above, the death benefit will be determined when we receive due proof of death and an election for the payment method. If the Beneficiary is your spouse, the spouse may be substituted as the Owner of the Contract and continue the Contract. We permit the Beneficiary of a Traditional IRA Contract to hold the Contract in your name for his/her benefit. If You are receiving income payments, we will cancel the request and continue making payments to your Beneficiary if your income type so provides. Or, depending on the income type, we may continue making payments to a Joint Annuitant.

Abandoned Property Requirements
Every state has unclaimed property laws that generally declare annuity contracts to be abandoned after a period of inactivity of two to five years from the Contract’s maturity date (the latest day on which income payments may begin under the Contract) or the date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or You last resided, as shown on our books and records, or to our state of domicile. (Escheatment is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation and within certain mandated time periods. To prevent your Contract’s proceeds from being paid to the state abandoned or unclaimed property office, it is important that You update your Beneficiary designations, including complete contact information as it changes. Please call (800)638-7732 to make such changes.
Misstatement
We may require proof of age or sex (where permitted) of the Contract Owner, Annuitant or Beneficiary before making any payments under this Contract that are measured by the Contract Owner’s, Annuitant’s or Beneficiary’s life. If the age or sex (where permitted) of the measuring life has been misstated, the amount payable will be the amount that would have been provided at the correct age and sex (where permitted).
Once income payments have begun, any overpayments or underpayments will be made up in one sum with the next income payment in a manner agreed to by us. Any overpayments will be deducted first from future income payments. In certain states we may be required to pay interest on any underpayment.
Third Party Requests
Generally, we only accept requests for transactions or information from You. In addition, we reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent You designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers/reallocations for a number of other Contract Owners and who simultaneously makes the same request or series of requests on behalf of other Contract Owners.
Valuation — Suspension of Payments
We separately determine the Accumulation Unit Value and Annuity Unit Value, as applicable, for each Division once each day when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give You 30 days notice.
When You request a transaction, we will process the transaction on the basis of the Accumulation Unit Value or Annuity Unit Value next determined after receipt of the request. Subject to our procedure, we will make withdrawals and transfers/ reallocations at a later date, if You request. If your withdrawal request is to elect a variable pay-out option under your Contract, we base the number of Annuity Units You receive on the next available Annuity Unit Value.
We reserve the right to suspend or postpone payment for a withdrawal or transfer/reallocation when:
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rules of the SEC so permit (trading on the Exchange is restricted, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or
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during any other period when the SEC by order so permits.
We may also suspend or postpone payment for a withdrawal or income payment when we have a reasonable belief that the payment being requested is connected to financial exploitation of a Specified Adult. A Specified Adult is a person who is age 65 or older or a person aged 18 or older who has a mental or physical impairment that renders the individual unable to protect his or her own interests. If we reasonably suspect financial exploitation of a Specified Adult, we will place a temporary hold on the payment, transfer the amount of the payment to the Fixed Interest Account and provide notification to You, the Trusted Contact Person(s) on file and any other party authorized to make transactions under the contact that a hold has been placed on the payment(s) pending further investigation. A Trusted Contact Person is the person or persons designated by You as a person we may contact should we not be able to contact You or if You are a Specified Adult and we reasonably believe or suspect that You have or are being financially exploited. The Trusted Contact Person may be changed by You by contacting our Administrative Office. We may hold the payment for up to 15 business days (or longer under certain conditions) after the temporary hold was placed while we conduct further investigation, unless the period is extended by a regulator or court order.
OTHER MATTERS
Changes to Your Contract
We have the right to make certain changes to your Contract, but only as permitted by law. We make changes when we think they would best serve the interest of annuity Contract Owners or would be appropriate in carrying out the purposes of the Contract. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:
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To operate the Separate Account in any form permitted by law.
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To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws) including limiting the number, frequency or types of transfers/reallocations permitted.
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To transfer any assets in a Division to another Division, or to one or more Separate Accounts, or to our general account, or to add, combine or remove Divisions in the Separate Account.
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To substitute for the Portfolio shares in any Division, the shares of another class of Brighthouse Trust I, Brighthouse Trust II, or the shares of another investment company or any other investment permitted by law.
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To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available Portfolio in connection with the Deferred Annuities or Income Options.
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To make any necessary technical changes in the Contracts in order to conform with any of the above-described actions.
If any changes result in a material change in the underlying investments of a Division in which You have a balance or an allocation, we will notify You of the change. You may then make a new choice of Divisions. For Contracts issued in Pennsylvania, we will ask your approval before making any technical changes. We will notify you of any changes to the Separate Account.

Voting Rights
Based on our current view of applicable law, You have voting interests under your Contract concerning Brighthouse Trust I, Brighthouse Trust II, or American Funds® proposals that are subject to a shareholder vote. Therefore, You are entitled to give us instructions for the number of shares which are deemed attributable to your Contract.
We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding Divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio’s shares based on our own judgment.
You are entitled to give instructions regarding the votes attributable to your Contract in your sole discretion. Neither the Separate Account nor MetLife has any duty to inquire as to the instructions received or your authority to give instructions; thus, as far as the Separate Account and any other having voting interests in respect of the Separate Account are concerned, such instructions are valid and effective.
There are certain circumstances under which we may disregard voting instructions. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. The effect of this proportional voting is that a small number of Contract Owners may control the outcome of a vote. Shares of Brighthouse Trust I, Brighthouse Trust II, or the American Funds® that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:
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The shares for which voting instructions are received, and
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The shares that are voted in proportion to such voting instructions.
However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio’s shares based on our judgment.
Who Sells the Contracts
MetLife Investors Distribution Company (“MLIDC”) is the principal underwriter and distributor of the securities offered through this Prospectus. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of some of the other variable annuity contracts and variable life insurance policies we and our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Contracts (e.g., commissions payable to the retail broker-dealers who sell the Contracts). MLIDC does not retain any fees under the Contracts.
MLIDC’s principal executive offices are located at 200 Park Avenue, New York, NY 10166. MLIDC is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 as amended (the “Exchange Act”), as well as the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (“FINRA”). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at (800)289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.
MLIDC and in certain cases, we, have entered into selling agreements with unaffiliated broker-dealers who are registered with the SEC under the Exchange Act and are members of FINRA. We no longer offer the Contracts to new purchasers, but continue to accept purchase payments from existing Contract Owners.

There is no front-end sales load deducted from purchase payments to pay sales commissions. Distribution costs are recovered through the charges and deductions under the Contracts.
MLIDC pays compensation based upon a ‘gross dealer concession’ model. With respect to the Contracts, the maximum gross dealer concession ranges from 0.00% to 5.36% (depending on class purchased) of each purchase payment each year the Contract is in force and, starting in the second Contract Year, ranges from 0.00% to .75% (depending on the class purchased) of the Account Value each year that the Contract is in force for servicing the Contract. With respect to Income Options, the gross dealer concession is 0% to 4% of the purchase payment and starting in the second year, 0% to 0.04% of the amount available from which income payments are made each year the Contract is in force for servicing the Income Option.
Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Contracts. Some firms may retain a portion of commissions. The amount that the broker-dealer passes on to its sales representatives is determined in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of these selling firms may also receive non-cash compensation pursuant to their firm’s guidelines, directly from us or the Distributor. Ask your sales representative from the unaffiliated broker-dealer for further information about what your sales representative and the broker-dealer for which he or she works may receive in connection with your purchase of a Contract.
Withdrawals
We will normally pay withdrawal proceeds within seven days after receipt of a request for a withdrawal at our Administrative Office, but we may delay payment as permitted by law, under certain circumstances. (See “Valuation  — Suspension of Payments.”) We reserve the right to defer payment for a partial withdrawal, withdrawal or transfer from the Fixed Interest Account for the period permitted by law, but for not more than six months.
Financial Statements
The financial statements of the Separate Account and the financial statements of MetLife are located in the Statement of Additional Information.
When We Can Cancel Your Contract
We may not cancel your Income Option. We may cancel your Contract only if we do not receive any purchase payments from You for 24 consecutive months and your Account Value is less than $2,000. Accordingly, no Contract will be terminated due solely to negative investment performance. We will only do so to the extent allowed by law. If we do so, we will return the full Account Value. Federal tax law may impose additional restrictions on our right to cancel your Traditional IRA or Roth IRA Contract. We will not terminate any Contract that includes a GMIB, GWB, GLWB or a guaranteed death benefit if at the time the termination would otherwise occur the Income Base of the GMIB, the RGWA of the GWB, the Benefit Base of the GLWB or the guaranteed amount under any death benefit, is greater than the Account Value. For all other Contracts, we reserve the right to exercise this termination provision, subject to obtaining any required regulatory approvals.

FEDERAL TAX CONSIDERATIONS
Introduction
The following is a brief summary of some tax rules and includes information about different types of tax markets and benefits, not all of which may be available under the Contract, as applicable. It is not intended as tax advice. The Internal Revenue Code (“Code”) and the provisions of the Code that govern Deferred Annuities are complex and subject to change. The applicability of Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect You and your MetLife annuity contract (“Contract”). Nor does this discussion address other Federal tax consequences (such as estate and gift taxes, sales to foreign individuals or entities), or state or local tax consequences, which may affect your investment in the Contract. As a result, You should always consult a tax adviser for complete information and advice applicable to your individual situation.
When you invest in an annuity Contract, you usually do not pay taxes on your investment gains until you withdraw the money — generally for retirement purposes. Under current federal income tax law, the taxable portion of distributions from variable annuity contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends. If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract. The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.
We are not responsible for determining if your employer’s plan or arrangement satisfies the requirements of the Code and/or the Employee Retirement Income Security Act of 1974 (“ERISA”).
We do not expect to incur Federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.
To the extent permitted under Federal tax law, we may claim the benefit of the corporate dividends received deduction and of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.
Any Code reference to “spouse” includes those persons who enter into lawful marriages under state law, regardless of sex.
Non-Qualified Annuity Contracts
This discussion assumes the Contract is an annuity Contract for Federal income tax purposes that is not held in a tax qualified “plan” defined by the Code. Tax qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a), 403(b) or tax sheltered annuities (“TSA”), 408 or “IRAs” (including SEP and SIMPLE IRAs), 408A or “Roth IRAs” or governmental 457(b) plans. Deferred Annuities owned through such plans are referred to below as “qualified” contracts.
Accumulation
Generally, an owner of a non-qualified annuity Contract is not taxed on increases in the value of the Contract, until there is a distribution from the Contract, i.e., surrender, partial withdrawal, income payment or commutation. This deferral of taxation on accumulated value in the Contract, is limited to Deferred Annuities owned by or held for the benefit of “natural persons.” A Contract, will be treated as held by a natural person if the nominal owner is a trust or other entity which holds the Contract, as an agent for the exclusive benefit of a natural person.
In contrast, a Contract, owned or not treated as held by a “natural person,” such as a corporation, partnership, trust or other entity, will be taxed currently on the increase in accumulated value in the Contract, as applicable, in the year earned. Note that in this regard, an employer which is the owner of an annuity Contract under a non-qualified deferred compensation arrangement for its employees, or otherwise, is considered a non-natural owner and any annual increase in the Contract value will be subject to current income taxation.
Surrenders or Withdrawals — Early Distribution
If You take a withdrawal from your Contract, or surrender your Contract, prior to the date You commence taking annuity or “income” payments (the “Annuity Starting Date”), the amount You receive will be treated first as coming from earnings, if any, (and thus subject to income tax) and then from your purchase payments (which are not subject to income tax).
The portion of any withdrawal from an annuity Contract that is subject to income tax will also be subject to a 10% Federal income tax penalty for “early” distribution if such withdrawal is taken prior to You reaching age 59 1∕2, unless an exception applies.
Exceptions include, but are not limited to, distributions made:
(a) on account of your death or disability,
(b) as part of a series of substantially equal periodic payments payable for your life (or life expectancy) or joint lives (joint life expectancies) of You and your designated beneficiary, or
(c) under certain immediate income annuities providing for substantially equal payments made at least annually.
If You receive systematic payments that You intend to qualify for the substantially equal periodic payments (“SEEP”) exception noted above, certain modifications (except due to death or disability) to your payment before age 59 1∕2 or within five years after beginning these payments, whichever is later, may result in the retroactive imposition of the 10% Federal income tax penalty with interest. Such modifications may include but are not limited to additional purchase payments to the Contract and additional withdrawals from the Contract. However, the SEEP exception may continue to apply to:
(1) a tax-free rollover, transfer or exchange to another eligible arrangement if the combined distributions from the old and new arrangements continue to satisfy the exception, and
(2) payments from annuities that otherwise satisfy the RMD rules.
You should consult your tax adviser about your particular situation.
For non-qualified Contracts, amounts received under the exercise of a partial withdrawal may be treated as taxable income. Exercise of a withdrawal feature may adversely impact the amount of subsequent payments which can be treated as a nontaxable return of investment.
If your Contract, has been purchased with an Optional Two-Year Withdrawal Feature or is for a guaranteed period only (term certain) annuity, and is terminated as a result of the exercise of the withdrawal feature, the taxable portion of the payment will generally be the excess of the proceeds received over your remaining after-tax purchase payment.

Treatment of Separate Account Charges
It is possible that at some future date the Internal Revenue Service (“IRS”) may consider that Contract, charges attributable to the guaranteed death benefits are to be treated as distributions from the Contract, to pay for such non-annuity benefits. Currently, these charges are considered to be an intrinsic part of the Contract and we do not report these as taxable income. However, if this treatment changes in the future, the charge could also be subject to a 10% Federal income tax penalty as an early distribution, as described above.
Guaranteed Withdrawal Benefits (where applicable)
If You have purchased any Guaranteed Withdrawal Benefit (“GWB”) where otherwise made available, note the following:
The tax treatment of withdrawals under such a benefit is uncertain. It is conceivable that the amount of potential gain could be determined based on the remaining amount guaranteed to be available for withdrawal at the time of the withdrawal if greater than the Contract value (prior to Withdrawal Charges). This could result in a greater amount of taxable income in certain cases. In general, at the present time, MetLife intends to report such withdrawals using the Contract value rather than the remaining benefit to determine gain. However, in cases where the maximum permitted withdrawal in any year under any version of the GWB exceeds the Contract value, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under the benefit and the remaining after-tax basis immediately preceding the withdrawal. Consult your tax adviser.
In the event that the Contract value goes to zero, and either the Remaining Guaranteed Withdrawal Amount is paid out in fixed installments or the Annual Benefit Payment is paid for life, we will treat such payments as income annuity payments under the tax law and allow recovery of any remaining basis ratably over the expected number of payments. (See “Taxation of Payments in Annuity Form” below.)
MetLife reserves the right to change its tax reporting practices where we determine that they are not in accordance with Federal income tax rules and/or IRS guidance (whether formal or informal).
Aggregation
If You purchase two or more Contracts from MetLife (or its affiliates) during the same calendar year, the law requires that all such Contracts must be treated as a single Contract for purposes of determining whether any payments not received as an annuity (e.g., withdrawals) will be includible in income. Aggregation could affect the amount of a withdrawal that is taxable and subject to the 10% Federal income tax penalty described above. Since the IRS may require aggregation in other circumstances as well, You should consult a tax adviser if You are purchasing more than one annuity Contract from the same insurance company in a single calendar year. Aggregation does not affect distributions paid in the form of an annuity (see “Taxation of Payments in Annuity Form” below).
Exchanges/Transfers
The annuity Contract may be exchanged tax-free in whole or in part for another annuity contract or a long-term care insurance policy. The partial exchange of an annuity contract may be a tax-free transaction provided that, among other prescribed IRS conditions, no amounts are distributed from either contract involved in the exchange for 180 days following the date of the exchange – other than annuity payments made for life, joint lives, or for a term of 10 years or more. Otherwise, a withdrawal or “deemed” distribution may be includible in your taxable income (plus a 10% Federal income tax penalty) to the extent that the accumulated value of your annuity exceeds your investment in the Contract, (your “gain”). Some of the ramifications of a partial exchange remain unclear. If the annuity Contract is exchanged in part for an additional annuity contract, a distribution from either contract may be taxable to the extent of the combined gain attributable to both contracts, or only to the extent of your gain in the contract from which the distribution is paid. It is not clear whether these rules apply to a partial exchange involving long-term care contracts. Consult your tax adviser prior to a partial exchange.
A transfer of ownership of the Contract or the designation of an Annuitant or other beneficiary who is not also the Contract owner, may result in income or gift tax consequences to the Contract owner. You should consult your tax adviser if You are considering such a transfer or assignment.
Death Benefits
The death benefit is taxable to the recipient in the same manner as if paid to the Contract owner (under the rules for withdrawals or income payments, whichever is applicable).
After your death, any death benefit determined under the Contract must be distributed in accordance with Section 72(s) of the Code. The method of distribution that is required depends on whether You die before or after the Annuity Starting Date.
If You die on or after the Annuity Starting Date, the remaining portion of the interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.
If You die before the Annuity Starting Date, the entire interest in the Contract must be distributed within five (5) years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated beneficiary (provided such payments begin within one year of your death) and the beneficiary must be a natural person. Naming a non-natural person, such as a trust or estate, as a designated beneficiary, may eliminate the ability to stretch the payment over an individual’s life or life expectancy, and may also eliminate the ability to continue these benefits beyond the otherwise allowed payout period under the Code. If a non-natural person, such as a trust, is the owner of a non-qualified contract, the distribution on death rules under the Code may require payment to begin earlier than expected and may impact the usefulness of death benefit features.
Additionally, if the annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Contract may be continued with your spouse as the Contract owner.
For Deferred Annuities owned by a non-natural person, the required distribution rules apply upon the death or change in the primary Annuitant. If there is more than one Annuitant of a Contract held by a non-natural person, then such required distributions will be triggered by the death of the first co-Annuitant.
Investor Control
In certain circumstances, owners of variable annuity non-qualified contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract such as the number of Portfolios available and the flexibility of the Contract owner to allocate purchase payments and transfer amounts among the Divisions have not been addressed. While we believe that the Contract does not give the Contract owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a Contract owner from being treated as the owner of the Separate Account assets supporting the Contract.
Taxation of Payments in Annuity Form
Payments received from the Contract in the form of an annuity are taxed differently depending on whether You select a fixed or variable payment option. For fixed annuity payments, payments are taxable as ordinary income to the extent they exceed the portion of the payment determined by applying the exclusion ratio to the entire payment. The exclusion ratio is determined at the time the Contract is annuitized (i.e., the accumulated value is converted to an annuity form of distribution). Generally, the applicable exclusion ratio is your investment in the Contract divided by the total payments You expect to receive based on IRS factors, such as the form of annuity and mortality. The exclusion ratio is applied to each fixed annuity payment to determine the portion that is a non-taxable return of investment in the Contract and it is excludable from your taxable income until your investment in the Contract, is fully recovered.
Variable annuity payments are expected to fluctuate and the amount You may receive is uncertain. Variable annuity payments are taxable as ordinary income to the extent they exceed the portion of each annuity payment that is determined to be a non-taxable return of your investment in the Contract. The non-taxable return of your investment in the Contract is determined by dividing the investment in the Contract (with adjustment) by the number of years over which it is anticipated the annuity will be paid. In general, your investment in the Contract is recovered pro-rata over the expected payment period.
We will make this calculation for You. However, it is possible that the IRS could conclude that the taxable portion of income payments under a non-qualified Contract is an amount greater — or less — than the taxable amount determined by us and reported by us to You and the IRS.
Once You have recovered the investment in the Contract further annuity payments are fully taxable.
If You die before your investment in the Contract is fully recovered, the balance of your investment may be deducted on your last tax return, or if annuity payments continue after your death, the balance may be recovered by your beneficiary.
The IRS has not furnished explicit guidance as to how the excludable amount is to be determined each year under variable income annuities that permit transfers between a fixed annuity option and variable investment options, as well as transfers between investment options after the Annuity Start Date.
Once annuity payments have commenced, You may not be able to transfer to another non-qualified annuity contract or a long-term care contract as part of a tax-free exchange.
If the Contract allows, You may elect to convert less than the full value of your Contract, to an annuity form of pay-out (i.e., “partial annuitization”). In this case, your investment in the Contract will be pro-rated between the annuitized portion of the Contract or Deferred Annuity and the deferred portion. An exclusion ratio or excludable amount will apply to the annuity payments as described above, provided the annuity form You elect is payable for at least 10 years or for the life of one or more individuals.
The federal income tax treatment of an annuity payment option that contains a commutation feature (i.e., an annuity payment option that permits the withdrawal of a commuted value) is uncertain. Specifically, it is possible that (a) all payments made under the annuity payment option will be taxed as withdrawals, on an income-first basis, rather than as annuity payments, a portion of which would be excludable from income as a return of investment in the contract, or (b) the ability to fully recover the investment in the contract over the annuity payment period may be limited due to the reduction or elimination of future annuity payments that would have each had an excludable amount.
Additionally, it is uncertain whether the exercise of a commutation feature under a joint and survivor variable life annuity payment option constitutes an exchange into a Contract thus requiring payout of any remaining interest in the Contract within five years of a Contract owner’s death (or the primary annuitant’s death where the Contract owner is not a natural person) or over the designated beneficiary’s life (or over a period no longer than the beneficiary’s remaining life expectancy) with such payments beginning within 12 months of the date of death if a Contract owner dies during the certain period for such payout option. Accordingly, we reserve the right to restrict the availability of the commutation feature or to require the value of all remaining income payments be paid to the designated beneficiary or to the surviving joint annuitant, as the case may be, in a lump sum after proof of a Contract owner’s death (or of a primary annuitant’s death, where the owner is not a natural person) during the certain period to comply with these tax law requirements.
3.8% Tax on Net Investment Income
Federal tax law imposes a 3.8% Medicare tax on the lesser of:
(1) the taxpayer’s “net investment income” (from non-qualified annuities, interest, dividends, and other investments, offset by specified allowable deductions), or
(2) the taxpayer’s modified adjusted gross income in excess of a specified income threshold ($250,000 for married couples filing jointly and qualifying widows, $125,000 for married couples filing separately, and $200,000 for single filers).
“Net investment income” in Item 1 above does not include distributions from tax qualified plans, (i.e., arrangements described in Code Sections 401(a), 403(a), 403(b), 408, 408A or governmental plans under 457(b)), but such income will increase modified adjusted gross income in Item 2 above.
You should consult your tax adviser regarding the applicability of this tax to income under your annuity Contract.
Puerto Rico Tax Considerations
The Puerto Rico Internal Revenue Code of 2011 (the “2011 PR Code”) taxes distributions from non-qualified annuity contracts differently than in the U.S.
Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 2011 PR Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis.
The amount of income on annuity distributions in annuity form (payable over your lifetime) is also calculated differently under the 2011 PR Code. Since the U.S. source income generated by a Puerto Rico bona fide resident may be subject to U.S. income tax and the IRS issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 2011 PR Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences.

You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity Contract and/or any proposed distribution, particularly a partial distribution or election to annuitize if You are a resident of Puerto Rico.
Qualified Annuity Contracts
Introduction
The Contract may be purchased through certain types of retirement plans that receive favorable treatment under the Code (“tax qualified plans”). Tax-qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a), 403(b) or tax sheltered annuities (“TSA”), 408 or “IRAs” (including SEP and SIMPLE IRAs), 408A or “Roth IRAs” or 457(b) governmental plans. Extensive special tax rules apply to qualified plans and to the annuity Contracts used in connection with these plans. Therefore, the following discussion provides only general information about the use of the Contract with the various types of qualified plans. Adverse tax consequences may result if You do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.
The rights to any benefit under the plan will be subject to the terms and conditions of the plan itself as well as the terms and conditions of the Contract.
We exercise no control over whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular individual is entitled to participate or benefit under a plan.
All qualified plans and arrangements receive tax deferral under the Code. Since there are no additional tax benefits in funding such retirement arrangements with an annuity, there should be reasons other than tax deferral for acquiring the annuity within the plan. Such non-tax benefits may include additional insurance benefits, such as the availability of a guaranteed income for life.
A Contract, may also be available in connection with an employer’s non-qualified deferred compensation plan or qualified governmental excess benefit arrangement to provide benefits to certain employees in the plan. The tax rules regarding these plans are complex; please consult your tax adviser about your particular situation.
Treatment of Separate Account Charges
It is possible that at some future date the Internal Revenue Service (“IRS”) may consider that Contract charges attributable to the guaranteed death benefits are to be treated as distributions from the Contract to pay for such non-annuity benefits. Currently, these charges are considered to be an intrinsic part of the Contract and we do not report these as taxable income. However, if this treatment changes in the future, the charge could also be subject to a 10% Federal income tax penalty as an early distribution.
Accumulation
The tax rules applicable to qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Both the amount of the contribution that may be made and the tax deduction or exclusion that You may claim for that contribution under qualified plans are limited under the Code.
Purchase payments or contributions to IRAs or tax qualified retirement plans of an employer may be taken from current income on a before tax basis or after tax basis. Purchase payments made on a “before tax” basis entitle You to a tax deduction or are not subject to current income tax. Purchase payments made on an “after tax” basis do not reduce your taxable income or give You a tax deduction. Contributions may also consist of transfers or rollovers as described below and are not subject to the annual limitations on contributions.
The Contract will accept as a single purchase payment a transfer or rollover from another IRA or rollover from an eligible retirement plan of an employer (i.e., 401(a), 401(k), 403(a), 403(b) or governmental 457(b) plan.) It will also accept a rollover or transfer from a SIMPLE IRA after the taxpayer has participated in such arrangement for at least two years. As part of the single purchase payment, the IRA Contract will also accept an IRA contribution subject to the Code limits for the year of purchase.
For income annuities established as “pay-outs” of SIMPLE IRAs, the Contract will only accept a single purchase payment consisting of a transfer or rollover from another SIMPLE IRA.
For income annuities established in accordance with a distribution option under a retirement plan of an employer (e.g., 401(a), 401(k), 403(a), 403(b) or governmental 457(b) plan), the Contract will only accept as its single purchase payment a transfer from such employer retirement plan.
Taxation of Annuity Distributions
If contributions are made on a “before tax” basis, You generally pay income taxes on the full amount of money You receive under the Contract. Withdrawals attributable to any after-tax contributions are basis in the Contract and not subject to income tax (except for the portion of the withdrawal allocable to earnings, if any).
Under current Federal income tax rules, the taxable portion of distributions under annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.
If You meet certain requirements, your Roth account earnings can be received free of Federal income taxes.
With respect to IRA Contracts, we will withhold a portion of the taxable amount of your withdrawal for income taxes, unless You elect otherwise (where permitted). The amount we will withhold is determined by the Code.
Guaranteed Withdrawal Benefits (where applicable)
If You have purchased the Lifetime Withdrawal Guarantee benefit (“LWG”), where otherwise made available, note the following:
In determining your required minimum distribution each year, the actuarial value of this benefit as of the prior December 31 must be taken into account in addition to the Contract value.
If You have purchased any Guaranteed Withdrawal Benefit or LWG, where otherwise made available, note the following:
The tax treatment of withdrawals under such a benefit is uncertain. It is conceivable that the amount of potential gain could be determined based on the remaining amount guaranteed to be available for withdrawal at the time of the withdrawal if greater than the Contract value (prior to Withdrawal Charges). This could result in a greater amount of taxable income in certain cases. In general, at the present time, MetLife intends to report such withdrawals using the Contract value rather than the remaining benefit to determine gain. However, in cases where the maximum permitted withdrawal in any year under any version of the Guaranteed Withdrawal Benefit exceeds the Contract value, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under the benefit and the remaining after-tax basis immediately preceding the withdrawal. Consult your tax adviser.
In the event that the Contract value goes to zero, and either the Remaining Guaranteed Withdrawal Amount is paid out in fixed installments or the Annual Benefit Payment is paid for life, we will treat such payments as income annuity payments under the tax law and allow recovery of any remaining basis ratably over the expected number of payments.
MetLife reserves the right to change its tax reporting practices where we determine that they are not in accordance with Federal income tax rules and/or IRS guidance (whether formal or informal).
Withdrawals Prior to Age 59 1∕2
A taxable withdrawal from a qualified plan which is subject to income tax may also be subject to a 10% Federal income tax penalty for “early” distribution if taken prior to age 59 1∕2, unless an exception applies. The penalty rate is 25% for SIMPLE plan Deferred Annuities if the withdrawal occurs within the first 2 years of your participation in the plan.
These exceptions include but are not limited to withdrawals made:
(a) on account of your death or disability, or
(b) as part of a series of substantially equal periodic payments payable for your life (or life expectancy) or joint lives (or life expectancies) of You and your designated beneficiary and You are separated from employment.
If You receive systematic payments that You intend to qualify for the “substantially equal periodic payments” exception noted above, certain modifications (except due to death or disability) to your payment before age 59 1∕2 or within five years after beginning these payments, whichever is later, may result in the retroactive imposition of the 10% Federal income tax penalty with interest (25% for certain SIMPLE plan withdrawals). Such modifications may include but are not limited to additional purchase payments to the Contract and additional withdrawals from the Contract. However, the SEEP exception may continue to apply to:
(1) a tax-free rollover, transfer or exchange to another eligible arrangement if the combined distributions from the old and new arrangements continue to satisfy the exception, and
(2) payments from annuities that otherwise satisfy the RMD rules.
You should consult your tax adviser about your particular situation.
The 10% Federal income tax penalty on early distribution does not apply to governmental 457(b) plan Contracts. However, it does apply to distributions from 457(b) plans of employers which are state or local governments to the extent that the distribution is attributable to rollovers accepted from other types of eligible retirement plans.
In addition to death, disability and as part of a series of substantially equal periodic payments as indicated above, a withdrawal or distribution from an IRA (including SEPs and SIMPLEs and Roth IRAs) will avoid the penalty (1) if the distribution is to pay deductible medical expenses; (2) if the distribution is to pay IRS levies (and made after December 31, 1999); (3) if the distribution is used to pay for medical insurance (if You are unemployed), qualified higher education expenses, or for a qualified first-time home purchase up to $10,000.
Other exceptions to the Federal income tax penalty for early distributions may be applicable under certain circumstances and special rules may apply or may become applicable in connection with the exceptions enumerated above. You should consult with your tax advisor for further details.

Rollovers
Your Contract is non-forfeitable (i.e., not subject to the claims of your creditors) and non-transferable (i.e., You may not transfer it to someone else).
Nevertheless, Contracts held in certain employer plans may be transferred in part pursuant to a QDRO.
Under certain circumstances, You may be able to transfer amounts distributed from your Contract to another eligible retirement plan or IRA. Federal tax law limits You to making only one 60-day rollover from an IRA to another IRA in any 12-month period and the limit is applied across all IRAs that You own, including SEP, SIMPLE, and Roth IRAs. For 457(b) plans maintained by non-governmental employers, if certain conditions are met, amounts may be transferred into another 457(b) plan maintained by a non-governmental employer.
You may make rollovers and direct transfers into your SIMPLE IRA annuity contract from another SIMPLE IRA annuity contract or account. Rollovers from another qualified plan can generally be made to your SIMPLE IRA after you have participated in the SIMPLE IRA for at least two years. Rollovers and direct transfers from a SIMPLE IRA can only be made to another SIMPLE IRA or account during the first two years that You participate in the SIMPLE IRA plan. After this two-year period, rollovers and transfers may be made from your SIMPLE IRA into a Traditional IRA or account, as well as into another SIMPLE IRA.
Generally, a distribution may be eligible for rollover, but certain types of distributions cannot be rolled over, such as distributions received:
(a) to meet minimum distribution requirements,
(b) for financial hardship, or
(c) for a period of ten or more years or for life.
20% Withholding on Eligible Rollover Distributions
For certain qualified employer plans, we are required to withhold 20% of the taxable portion of your withdrawal that constitutes an “eligible rollover distribution” for Federal income taxes. The amount we withhold is determined by the Code. You may avoid withholding if You directly transfer a withdrawal from this Contract to another qualified plan or IRA. Similarly, You may be able to avoid withholding on a transfer into the Contract from an existing qualified plan You may have with another provider by arranging to have the transfer made directly to us. For taxable withdrawals that are not “eligible rollover distributions,” the Code imposes different withholding rules to determine the applicable withholding amount.
Death Benefits
The death benefit is taxable to the recipient in the same manner as if paid to the Contract owner or plan participant (under the rules for withdrawals or income payments, whichever is applicable).
CONTRACTS ANNUITIZED ON OR BEFORE 12/20/19 AND DEATHS OCCURRING ON OR BEFORE 12/31/19
Distributions required from a qualified annuity Contract following your death depend on whether You die before You had converted your Contract to an annuity form and started taking annuity payments (your Annuity Start Date).

If You die on or after your Annuity Start Date, the remaining portion of the interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.
If You die before your Annuity Start Date, the entire interest in the Contract must be distributed within five (5) years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated beneficiary (provided such payments begin within one year of your death).
Your designated beneficiary is the person to whom benefit rights under the Contract pass by reason of death; the beneficiary must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years.
If the IRA is payable to (or for the benefit of) your surviving spouse, that portion of the Contract may be continued with your spouse as the Contract owner. If your Contract permits, your beneficiary spouse may delay the start of these payments until December 31 of the year in which You would have reached age 70 1∕2.
Your spouse may elect to roll over the death proceeds into another eligible retirement plan in which he or she participates, if permitted under the receiving plan, he or she may elect to roll over the death proceeds into his or her own IRA, or he or she may elect to transfer the death proceeds into an inherited IRA.
If your beneficiary is not your spouse and your plan and Contract permit, your beneficiary may be able to roll over the death proceeds via a direct trustee-to-trustee transfer into an inherited IRA. However, a non-spouse beneficiary may not treat the inherited IRA as his or her own IRA.
CONTRACTS ANNUITIZED AFTER 12/20/19 AND DEATHS OCCURRING AFTER 12/31/19
Distributions required from a qualified Contract following Your death must be fully distributed to designated beneficiaries within ten (10) years after the date of death. This distribution period applies regardless of whether You die before, on, or after the Annuity Start Date. In addition, if Your death occurs on or after Your Annuity Start Date, designated beneficiaries must also take an annual required minimum distribution beginning in the first calendar year after the calendar year of Your death. Separate rules apply to a designated beneficiary who is an Eligible Designated Beneficiary.
An Eligible Designated Beneficiary is an individual who, on the date of death, is:
(1) Your surviving spouse;
(2) Your child who has not yet reached the age of majority (as defined by federal tax law);
(3) a chronically ill individual as defined by the Code; or
(4) any other individual who is not more than ten (10) years younger than You.
An Eligible Designated Beneficiary may receive the remaining portion of the interest in the Contract over his/her life or life expectancy, beginning in the year following the year of death.
If your Contract permits, your Eligible Designated Beneficiary spouse may delay the start of these payments until December 31 of the year You would have reached your Required Beginning Date.
Following the death of an Eligible Designated Beneficiary, the remaining interest in the Contract must be distributed within ten (10) years. In addition, a child who is an Eligible Designated Beneficiary because he or she has not yet reached the age of majority must have the remaining interest in the Contract fully distributed within ten (10) years after reaching the age of majority.

Your spouse may elect to roll over the death proceeds into another eligible retirement plan in which he or she participates, if permitted under the receiving plan, he or she may elect to roll over the death proceeds into his or her own IRA, or he or she may elect to transfer the death proceeds into an inherited IRA.
If your beneficiary is not your spouse and your plan and Contract permit, your beneficiary may be able to roll over the death proceeds via a direct trustee-to-trustee transfer into an inherited IRA. However, a non-spouse beneficiary may not treat the inherited IRA as his or her own IRA.
NON-DESIGNATED BENEFICIARIES
Distributions required from a qualified Contract following your death must generally be distributed to Non-designated beneficiaries (for example, charitable organizations or nonqualified trusts) within five (5) years of the date of death. However, if your death occurs after the Required Beginning Date, the benefits may be paid out to the non-designated beneficiary at least as rapidly as under the method of distribution being used as of the date of death.
Required Minimum Distributions
Generally, You must begin receiving amounts from your retirement plan by April 1st following the latter of:
(a) the calendar year in which You reach your Required Beginning Date (as defined by Section 401(a)(9) of the Code), or
(b) the calendar year You retire, provided You do not own more than 5% of the outstanding stock, capital, or profits of your employer.
For IRAs (including SEPs and SIMPLEs), You must begin receiving withdrawals by April 1st of the year after You reach your Required Beginning Date even if You have not retired.
Your required minimum distribution request must be in Good Order and payment must be processed by MetLife prior to the due date (generally the end of the calendar year or April 1st of the year following the year in which You reach your Required Beginning Date) in order to satisfy the requirement for the applicable tax year.
A Federal tax penalty may apply if the amount distributed to You for the tax year under any tax qualified plan (as defined earlier) is less than Your required minimum distribution amount.
You may not satisfy minimum distributions for one employer’s qualified plan (i.e., 401(a), 403(a), 457(b)) with distributions from another qualified plan of the same or a different employer. However, an aggregation rule does apply in the case of IRAs (including SEPs and SIMPLEs) or 403(b) plans. The minimum required distribution is calculated with respect to each IRA, but the aggregate distribution may be taken from any one or more of your IRAs/SEPs. Similarly, the amount of required minimum distribution is calculated separately with respect to each 403(b) arrangement, but the aggregate amount of the required distribution may be taken from any one or more of your 403(b) plan contracts. For SIMPLE IRAs, the aggregate amount of the required distribution may be taken from any one or more of your SIMPLE IRAs.
Complex rules apply to the calculation of minimum distributions. In general, income tax regulations permit income payments to increase based not only with respect to the investment experience of the portfolios but also with respect to actuarial gains.
The regulations also require that the value of benefits under a Contract including certain death benefits in excess of Contract value must be added to the amount credited to your account in computing the amount required to be distributed over the applicable period. We will provide You with additional information regarding the amount that is subject to minimum distribution under this rule. You should consult your own tax adviser as to how these rules affect your own distribution under this rule.
If You intend to receive your minimum distributions which are payable over the joint lives of You and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of You and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the Beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the excise tax. You should consult your own tax adviser as to how these rules affect your own Contract.
Required minimum distribution rules that apply to other types of retirement accounts while You are alive do not apply to Roth accounts. However, in general, the post-death rules with respect to required minimum distributions do apply to beneficiaries of Roth accounts.
Additional Information Regarding IRAs
Purchase Payments
Except for permissible rollovers and direct transfers, purchase payments for individuals are limited in the aggregate to the lesser of 100% of compensation or the deductible amount established each year under the Code. A purchase payment up to the deductible amount can also be made for a non-working spouse provided the couple’s compensation is at least equal to their aggregate contributions. If You have compensation, you can continue to make purchase payments after beginning required minimum distributions if your Contract permits. Individuals age 50 and older are permitted to make additional “catch-up” contributions if they have sufficient compensation. If You or your spouse are an active participant in a retirement plan of an employer, your deductible contributions may be limited. If You exceed purchase payment limits You may be subject to a tax penalty.
Roth IRA purchase payments for individuals are non-deductible (made on an “after tax” basis) and are limited to the lesser of 100% of compensation or the annual deductible IRA amount. Individuals age 50 and older can make an additional “catch-up” purchase payment each year (assuming the individual has sufficient compensation). You may contribute up to the annual purchase payment limit if your modified adjusted gross income does not exceed certain limits.
Withdrawals
If and to the extent that Traditional IRA purchase payments are made on an “after tax” basis, withdrawals would be included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based upon the ratio of all non-deductible purchase payments to the total value of all your Traditional IRAs (including SEP IRAs and SIMPLE IRAs). We withhold a portion of the amount of your withdrawal for income taxes, unless You elect otherwise (where permitted). The amount we withhold is determined by the Code.
Generally, withdrawal of earnings from Roth IRAs are free from Federal income tax if (1) they are made at least five taxable years after the tax year for which you made your first purchase payment to a Roth IRA; and (2) they are made on or after the date You reach age 59 1∕2 or upon your death, disability or for a qualified first-home purchase (up to $10,000). Withdrawals from a Roth IRA are made first from purchase payments and then from earnings. We may be required to withhold a portion of your withdrawal for income taxes, unless You elect otherwise (where permitted). The amount will be determined by the Code.
Conversion
Traditional IRAs may be converted to Roth IRAs. Except to the extent You have non-deductible contributions, the amount converted from an existing Traditional IRA into a Roth IRA is taxable. Generally, the 10% Federal income tax penalty does not apply. However, the taxable amount to be converted must be based on the fair market value of the entire annuity contract being converted into a Roth IRA. Such fair market value, in general, is to be determined by taking into account the value of all benefits, including any death benefit in addition to the Account Value; as well as adding back certain loads and charges incurred during the prior twelve month period. Your Contract may include such benefits and applicable charges. Accordingly, if You are considering such conversion of your annuity Contract, please consult your tax adviser. The taxable amount may exceed the Contract value at the date of conversion.
A conversion from a traditional IRA, SEP or SIMPLE to a Roth IRA made on or after January 1, 2018 cannot be recharacterized. Please consult your tax adviser.
Additional Information regarding TSA (ERISA and non-ERISA) 403(b)
Special Rules Regarding Exchanges
In order to satisfy tax regulations, contract exchanges within a 403(b) plan must, at a minimum, meet the following requirements: (1) the plan must allow the exchange; (2) the exchange must not result in a reduction in a Participant’s or a Beneficiary’s accumulated benefit: (3) the receiving contract includes distribution restrictions that are no less stringent than those imposed on the contract being exchanged; and (4) if the issuer receiving the exchanges is not part of the plan, the employer enters into an agreement with the issuer to provide information to enable the contract provider to comply with Code requirements. Such information would include details concerning severance from employment, hardship withdrawals, loans and tax basis. You should consult Your tax or legal counsel for any advice relating to Contract exchanges or any other matter relating to these regulations.
Withdrawals
If You are under age 59 1∕2, You generally cannot withdraw money from your 403(b) Contract unless the withdrawal:
a) Relates to purchase payments made prior to 1989 and pre-1989 earnings on those purchase payments;
b) Is exchanged to another permissible investment under your 403(b) plan;
c) Relates to contributions to an annuity contract that are not salary reduction elective deferrals, if Your plan allows it;
d) Occurs after You die, leave Your job or become disabled (as defined by the Code);
e) Is for financial hardship (but only to the extent of elective deferrals), if Your plan allows it;
f) Relates to distributions attributable to certain 403(b) plan terminations, if the conditions of the Code are met;
g) Relates to rollover or after-tax contributions; or
h) Is for the purchase of permissive service credit under a governmental defined benefit plan.
In addition, a Section 403(b) Contract is permitted to distribute retirement benefits attributable to pre-tax contributions other than elective deferrals to the participant no earlier than upon the earlier of the participant’s severance from employment or upon the prior occurrence of some event, such as after a fixed number of years, the attainment of a stated age or disability.
Other exceptions may apply or become applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Accordingly, if You are considering taking a withdrawal prior to age 59 1∕2, please consult your tax adviser to determine whether an exception applies to your particular situation.
Distinction for Puerto Rico Code
An annuity Contract may be purchased by an employer for an employee under a qualified pension, profit sharing, stock bonus, annuity, or a “cash or deferred” arrangement plan established pursuant to Section 1081.01 of the 2011 PR Code. To be tax qualified under the 2011 PR Code, a plan must comply with the requirements of Section 1081.01(a) of the 2011 PR Code which includes certain participation requirements, among other requirements. A trust created to hold assets for a qualified plan is exempt from tax on its investment income.
A Puerto Rico qualified retirement plan trust, all of the participants of which are Puerto Rico residents may be exempted from income taxation pursuant to 2011 PR Code Section 1081.01 and Section 1022(i)(1) of ERISA as such trust will be treated for purposes of the Code Section 501(a) as a trust described in Code Section 401(a). If a variable annuity contract is acquired by said trust, the earnings accumulated or distributed under such contract or any income realized from the sale or exchange of the contract may not be subject to current income taxation due to the income tax exemption that the trust is entitled to. Whether a Puerto Rico retirement plan trust is qualified under 2011 PR Code Section 1081.01 depends on the facts and circumstances of each case. Each fiduciary of a Puerto Rico retirement plan should ascertain the qualified status of the retirement plan trust, and thus, that it enjoys the benefits of income tax exemption before investing in the variable annuity contract.
Contributions
The employer is entitled to a current income tax deduction for contributions made to a qualified plan, subject to statutory limitations on the amount that may be contributed each year. The plan contributions by the employer are not required to be included in the current income of the employee.
Distributions
Any amount received or made available to the employee under the qualified plan is generally includible in the gross income of the employee in the taxable year in which received or made available. However, lump-sum proceeds from a Puerto Rico qualified retirement plan due to separation from employment or termination of a retirement plan will generally be treated as ordinary income subject to a withholding tax rate of 20%.
A special rate of 10% may apply instead, if the plan satisfies the following requirements:
(1) the plan’s trust is organized under the laws of Puerto Rico, or has a Puerto Rico resident trustee and uses such trustee as paying agent; and
(2) 10% of all plan’s trust assets (calculated based on the average balance of the investments of the trust) attributable to participants which are Puerto Rico residents must be invested in “property located in Puerto Rico” for a three-year period.
If those two requirements are not satisfied, the distribution will generally be subject to the 20% tax rate. The three- year period includes the year of the distribution and the two immediately preceding years. In the case of a defined contribution plan that maintains separate accounts for each participant, the described 10% investment requirement may be satisfied in the accounts of a participant that chooses to invest in such fashion rather than at the trust level. Property located in Puerto Rico includes shares of stock of a Puerto Rico Registered Investment Company (RIC), Fixed or Variable Annuities issued by a domestic insurance company or by a foreign insurance company that derives more than 80% of its gross income from sources within Puerto Rico, bank deposits. The 2011 PR Code does not impose a penalty tax in cases of early (premature) distributions from a qualified plan.
In the case of distributions from a qualified plan in the form of annuity installments as a result of termination of employment, amounts received are taxable in an amount equal to 3% of the after-tax contributions not previously distributed, which would be considered the tax cost. The remaining portion is not taxable until you have recovered the total after-tax contributions made to the qualified plan. You may be able to exclude from gross income up to $11,000, if you are less than 60 years of age, or up to $15,000, if you are at least 60 years of age, of the taxable portion of the installment payments received every year.
Upon the occurrence of a “Declared Disaster”, like a hurricane, Retirement Plans are allowed to make Eligible Distributions to a participant resident of Puerto Rico who requests the same. The Eligible Distribution may not exceed $100,000, and must be made during a period of time to be identified by the Puerto Rico Treasury through administrative guidance and be used to cover damages or losses suffered, and extraordinary expenses incurred by the individual as a result of a Declared Disaster. The first $10,000 will be exempted from income taxation, including the alternate basic tax, and amounts exceeding $10,000 will be subject to a 10% income tax to be withheld at the source, in lieu of any other income tax, including the alternate basic tax.
Distributions of retirement income made to a Non-Resident of Puerto Rico by a dual qualified retirement plan (qualified under the U.S. Internal Revenue Code and the 2011 PR Code) funded through a U.S. situs trust will not be subject to Puerto Rico income tax. The State Taxation of Pension Act of 1995 appears to preempt the 2011 PR Code from the imposition of any income tax to distributions to individuals who are not residents of Puerto Rico even if such individuals performed services covered by a retirement plan in Puerto Rico while they were Puerto Rico residents. However, in order for such exemption to be available, the Puerto Rico Treasury requires the participant to submit to his/her employer either: (i) IRS Form 8898 (Statement for Individuals Who Begin or End Bona Fide Residence in a U.S. Possession); or (ii) a Sworn Statement including certain personal information directed to establish his/her residence in a State within the continental U.S.
You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution if you are a resident of Puerto Rico.
Rollover
Deferral of the recognition of income continues upon the receipt of a distribution by a participant from a qualified plan, if the distribution is contributed to another qualified retirement plan or traditional individual retirement account (IRA) for the employee’s benefit no later than sixty (60) days after the distribution.
ERISA Considerations
In the context of a Puerto Rico qualified retirement plan trust, the IRS has held that the transfer of assets and liabilities from a qualified retirement plan trust under the Code to that type of plan would generally be treated as a distribution includible in gross income for U.S. income tax purposes even if the Puerto Rico retirement plan is a plan described in ERISA Section 1022(i)(1). By contrast, a transfer from a qualified retirement plan trust under the Code to a Puerto Rico qualified retirement plan trust that has made an election under ERISA Section 1022(i)(2) is not treated as a distribution from the transferor plan for U.S. income tax purposes because a Puerto

Rico retirement plan that has made an election under ERISA Section 1022(i)(2) is treated as a qualified retirement plan for purposes Code Section 401(a). The IRS has determined that the above described rules prescribing the inclusion in income of transfers of assets and liabilities to a Puerto Rico retirement plan trust described in ERISA Section 1022(i)(1) would be applicable to transfers taking effect after December 31, 2012. Notwithstanding the above, the IRS has recently held that a Puerto Rico retirement plan described in ERISA Section 1022(i)(1) may participate in a 81-100 group trust because it permits said plan to diversify its investments without adverse tax consequences to the group trust or its investors.
Similar to the IRS Revenue Ruling 2013-17, the U.S. Department of Labor issued DOL Technical Release No. 2013-04 on September 18, 2013 providing that, where the Secretary of Labor has authority to regulate with respect to the provisions of ERISA dealing with the use of the term “spouse” spouse will be read to refer to any individuals who are lawfully married under any state law, including same-sex spouses, and without regard to whether their state of domicile recognizes same-sex marriage. Thus, for ERISA purposes as well as Federal tax purposes, an employee benefit plan participant who marries a person of the same sex in a jurisdiction that recognizes same-sex marriage will continue to be treated as married even if the couple moves to a jurisdiction that does not recognize same-sex marriage.
LEGAL PROCEEDINGS
In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and Federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.
It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of MetLife to meet its obligations under the Contracts.

APPENDIX A Investment Options Available Under The Contract
The following is a list of Portfolios available. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at https://dfinview.com/metlife/tahd/MET000257. You can also request this information at no cost by calling (800)638-7732, by sending an email request to RCG@metlife.com, or through your registered representative. Depending on the optional benefits you choose, you may not be able to invest in certain Portfolio Companies as described below.
The current expenses and performance information below reflects fees and expenses of the Portfolios, but do not reflect the other fees and expenses that your Contract may include. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio Company's past performance is not necessarily an indication of future performance.
FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2024)
					1 YEAR	5 YEAR	10 YEAR
Global Equity	American Funds Global Small Capitalization Fund*(1) - Class 2 Capital Research and Management CompanySM	0.90%	0.25%	1.15%	2.33%	3.01%	5.81%
US Equity	American Funds Growth- Income Fund(1) - Class 2 Capital Research and Management CompanySM	0.53%	0.25%	0.78%	24.23%	13.01%	12.20%
Allocation	American Funds® Aggressive Allocation Portfolio - Class C (formerly known as American Funds® Growth Allocation Portfolio - Class C) Brighthouse Investment Advisers, LLC	0.99%	—	0.99%	14.57%	8.76%	8.81%
Allocation	American Funds® Balanced Allocation Portfolio - Class C Brighthouse Investment Advisers, LLC	0.96%	—	0.96%	11.60%	7.00%	7.21%
US Equity	American Funds® Growth Portfolio - Class C Brighthouse Investment Advisers, LLC; Capital Research and Management Company	0.91%	—	0.91%	31.23%	18.46%	16.22%
Allocation	American Funds® Moderate Allocation Portfolio - Class C Brighthouse Investment Advisers, LLC	0.94%	—	0.94%	9.12%	5.44%	5.78%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2024)
					1 YEAR	5 YEAR	10 YEAR
International Equity	Baillie Gifford International Stock Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Baillie Gifford Overseas Limited	0.98%	—	0.98%	4.36%	1.91%	5.27%
US Fixed Income	BlackRock Bond Income Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.64%	—	0.64%	1.24%	-0.30%	1.40%
US Equity	BlackRock Capital Appreciation Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.81%	—	0.81%	31.65%	15.71%	14.79%
US Fixed Income	BlackRock Ultra-Short Term Bond Portfolio*(2) - Class B Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.62%	—	0.62%	4.83%	2.09%	1.46%
Allocation	Brighthouse Asset Allocation 100 Portfolio - Class B Brighthouse Investment Advisers, LLC	0.98%	—	0.98%	13.39%	8.97%	8.74%
Allocation	Brighthouse Asset Allocation 20 Portfolio* - Class B Brighthouse Investment Advisers, LLC	0.91%	—	0.91%	3.85%	2.11%	2.99%
Allocation	Brighthouse Asset Allocation 40 Portfolio - Class B Brighthouse Investment Advisers, LLC	0.90%	—	0.90%	5.83%	3.75%	4.43%
Allocation	Brighthouse Asset Allocation 60 Portfolio - Class B Brighthouse Investment Advisers, LLC	0.91%	—	0.91%	7.96%	5.57%	5.96%
Allocation	Brighthouse Asset Allocation 80 Portfolio - Class B Brighthouse Investment Advisers, LLC	0.94%	—	0.94%	10.80%	7.35%	7.46%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2024)
					1 YEAR	5 YEAR	10 YEAR
US Equity	Brighthouse/Artisan Mid Cap Value Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Artisan Partners Limited Partnership	1.02%	—	1.02%	4.71%	7.68%	6.79%
International Equity	Brighthouse/Dimensional International Small Company Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Dimensional Fund Advisors LP	1.02%	—	1.02%	3.08%	3.59%	5.46%
US Fixed Income	Brighthouse/Eaton Vance Floating Rate Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: Eaton Vance Management	0.95%	—	0.95%	7.70%	4.40%	4.11%
US Fixed Income	Brighthouse/Franklin Low Duration Total Return Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Franklin Advisers, Inc.	0.73%	—	0.73%	4.69%	1.52%	1.64%
Global Fixed Income	Brighthouse/Templeton International Bond Portfolio*# - Class B Brighthouse Investment Advisers, LLC Subadviser: Franklin Advisers, Inc.	0.93%	—	0.93%	-11.47%	-4.82%	-2.55%
US Equity	Brighthouse/Wellington Core Equity Opportunities Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.87%	—	0.87%	8.37%	8.70%	9.88%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2024)
					1 YEAR	5 YEAR	10 YEAR
US Equity	Brighthouse/Wellington Large Cap Research Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.79%	—	0.79%	21.31%	13.22%	12.18%
Sector	CBRE Global Real Estate Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: CBRE Investment Management Listed Real Assets LLC	0.90%	—	0.90%	0.40%	1.62%	3.13%
US Equity	Frontier Mid Cap Growth Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Frontier Capital Management Company, LLC	0.94%	—	0.94%	17.45%	8.29%	9.64%
International Equity	Harris Oakmark International Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Harris Associates L.P.	0.97%	—	0.97%	-4.96%	1.60%	3.28%
Global Equity	Invesco Global Equity Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.83%	—	0.83%	16.15%	9.43%	9.82%
US Equity	Invesco Small Cap Growth Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	1.07%	—	1.07%	16.33%	7.19%	8.20%
US Equity	Jennison Growth Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Jennison Associates LLC	0.79%	—	0.79%	30.00%	17.24%	16.08%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2024)
					1 YEAR	5 YEAR	10 YEAR
US Fixed Income	JPMorgan Core Bond Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: J.P. Morgan Investment Management Inc.	0.70%	—	0.70%	2.05%	-0.01%	1.39%
Allocation	JPMorgan Global Active Allocation Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: J.P. Morgan Investment Management Inc.	0.99%	—	0.99%	5.29%	3.37%	4.49%
US Equity	JPMorgan Small Cap Value Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: J.P. Morgan Investment Management Inc.	1.02%	—	1.02%	9.01%	8.45%	6.74%
Allocation	Loomis Sayles Global Allocation Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	1.04%	—	1.04%	12.30%	6.66%	8.07%
US Equity	Loomis Sayles Growth Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	0.80%	—	0.80%	34.13%	18.04%	11.87%
US Equity	Loomis Sayles Small Cap Core Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	1.15%	—	1.15%	11.46%	8.51%	8.43%
US Fixed Income	MetLife Aggregate Bond Index Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.52%	—	0.52%	0.64%	-0.84%	0.85%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2024)
					1 YEAR	5 YEAR	10 YEAR
US Equity	MetLife Mid Cap Stock Index Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.55%	—	0.55%	13.37%	9.79%	9.14%
International Equity	MetLife MSCI EAFE® Index Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.63%	—	0.63%	3.00%	4.21%	4.78%
Allocation	MetLife Multi-Index Targeted Risk Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.66%	—	0.66%	7.48%	2.45%	4.27%
US Equity	MetLife Russell 2000® Index Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.56%	—	0.56%	11.00%	7.00%	7.51%
US Equity	MetLife Stock Index Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.51%	—	0.51%	24.37%	13.95%	12.54%
International Equity	MFS® Research International Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.89%	—	0.89%	2.95%	3.87%	5.23%
Allocation	MFS® Total Return Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.87%	—	0.87%	7.52%	5.89%	6.24%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2024)
					1 YEAR	5 YEAR	10 YEAR
US Equity	MFS® Value Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.83%	—	0.83%	11.66%	7.96%	8.61%
US Equity	Morgan Stanley Discovery Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Morgan Stanley Investment Management Inc.	0.91%	—	0.91%	38.93%	10.62%	12.02%
US Equity	Neuberger Berman Genesis Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Neuberger Berman Investment Advisers LLC	1.06%	—	1.06%	8.81%	8.31%	9.43%
US Fixed Income	PIMCO Inflation Protected Bond Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC	1.06%	—	1.06%	2.12%	1.85%	2.00%
US Fixed Income	PIMCO Total Return Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC	0.84%	—	0.84%	2.43%	-0.14%	1.43%
International Equity	SSGA Emerging Markets Enhanced Index Portfolio*## - Class B Brighthouse Investment Advisers, LLC Subadviser: SSGA Funds Management, Inc.	0.91%	—	0.91%	11.13%	2.76%	—
Allocation	SSGA Growth and Income ETF Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: SSGA Funds Management, Inc.	0.73%	—	0.73%	10.80%	5.88%	5.98%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2024)
					1 YEAR	5 YEAR	10 YEAR
Allocation	SSGA Growth ETF Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: SSGA Funds Management, Inc.	0.75%	—	0.75%	12.72%	7.41%	7.15%
US Equity	T. Rowe Price Large Cap Growth Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.81%	—	0.81%	29.98%	13.12%	13.61%
US Equity	T. Rowe Price Mid Cap Growth Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc. is the subadviser T. Rowe Price Investment Management, Inc. is the sub-subadviser	0.94%	—	0.94%	9.31%	7.65%	10.11%
US Equity	T. Rowe Price Small Cap Growth Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.76%	—	0.76%	13.20%	8.05%	9.82%
Sector	VanEck Global Natural Resources Portfolio*# - Class B Brighthouse Investment Advisers, LLC Subadviser: Van Eck Associates Corporation	1.03%	—	1.03%	-2.60%	7.79%	1.10%
US Equity	Victory Sycamore Mid Cap Value Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Victory Capital Management, Inc.	0.85%	—	0.85%	9.78%	10.75%	8.31%
US Fixed Income	Western Asset Management Government Income Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company, LLC	0.73%	—	0.73%	0.22%	-1.18%	0.55%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2024)
					1 YEAR	5 YEAR	10 YEAR
US Fixed Income	Western Asset Management Strategic Bond Opportunities Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company, LLC	0.81%	—	0.81%	4.57%	0.75%	2.69%
US Fixed Income	Western Asset Management Strategic Bond Opportunities Portfolio*§ - Class E Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company, LLC	0.71%	—	0.71%	4.65%	0.86%	2.79%
US Fixed Income	Western Asset Management U.S. Government Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company, LLC	0.75%	—	0.75%	2.09%	-0.01%	0.93%
*
The Portfolio is subject to an expense reimbursement or fee waiver arrangement. The annual expenses shown reflect temporary fee reductions.
§
Closed to new investments except under dollar cost averaging and rebalancing programs in existence at the time of closing.
(1)
The Portfolio has an additional platform fee of 0.25%. This amount is included in the Mortality and Expense Risk Charge and is not a separate charge.
(2)
The BlackRock Ultra-Short Term Bond Portfolio is only available in Class C Contracts, and in Contracts issued in New York State or Washington State with any living benefit or the EDB.
#
These Portfolios are only available for investment if you elected the GMIB Plus IV, the EDB III, the GMIB Plus III and the EDB II.
##
Prior to the opening of business on April 28, 2025, the SSGA Emerging Markets Enhanced Index Portfolio II (formerly Brighthouse/abrdn Emerging Markets Equity Portfolio) of the Brighthouse Funds Trust I merged with and into the SSGA Emerging Markets Enhanced Index Portfolio of Brighthouse Funds Trust I. Values prior to April 28, 2025 reflect the performance of the SSGA Emerging Markets Enhanced Index Portfolio II.
Investment Allocation Restrictions For Certain Optional Benefits
Investment Allocation Restrictions for GMIB Max, EDB Max, GWB v1 and GLWB
If You elected a GMIB Max and/or EDB Max or if You elected the GWB v1, You must allocate all of your purchase payments and Account Value among these investment options. If you elected the GLWB, You must allocate at least 80% of your purchase payments and Account Value among these investment options. The investment options listed below (other than the MetLife Aggregate Bond Index Division and the Western Asset Management® Government Income Division) are intended in part to reduce the risk of investment losses that could require us to use our own assets to make payments in connection with the guarantees under the GMIB Max and/or EDB Max or GWB v1 or GLWB optional benefits. In addition, other investment options that are available if these optional benefits are not selected may offer the potential for higher returns.
(a)
JPMorgan Global Active Allocation
(b)
MetLife Multi-Index Targeted Risk
(c)
MetLife Aggregate Bond Index
(d)
Western Asset Management® Government Income
(e)
For the GMIB Max and EDB Max, the Fixed Interest Account, subject to state approval (if otherwise available under your Contract (see “Fixed Option,” below))
If You elected the GLWB, You are permitted to allocate up to 20% of Your purchase payments and Account Value among these Portfolios. These Portfolios are also available for investment if You did not elect the GLWB.
American Funds® Balanced Allocation Portfolio
American Funds® Moderate Allocation Portfolio
Brighthouse Asset Allocation 20 Portfolio
Brighthouse Asset Allocation 40 Portfolio
Brighthouse Asset Allocation 60 Portfolio
SSGA Growth and Income ETF Portfolio
Investment Allocation for the GMIB Plus IV, the EDB III, the GMIB Plus III and the EDB II
If You elected the GMIB Plus IV, the EDB III, the GMIB Plus III or the EDB II, You must comply with certain investment allocation restrictions. Specifically, You must allocate according to either Option (A) or Option (B) (the “Option (B) Investment Allocation Restrictions”) below. The JPMorgan Global Active Allocation, MetLife Mutli-Index Targeted Risk and Fixed Interest Account investment options in Option (A) and Option (B) below are intended in part to reduce the risk of investment losses that could require us to use our own assets to make payments in connection with the guarantees under the GMIB Plus IV, EDB III, the GMIB Plus III and the EDB II. In addition, other investment options that are available if these optional benefits are not selected may offer the potential for higher returns.
(A) You must allocate:
●
100% of your purchase payments or Account Value among the American Funds® Balanced Allocation Division, American Funds® Moderate Allocation Division, Brighthouse Asset Allocation 20 Division, Brighthouse Asset Allocation 40 Division, Brighthouse Asset Allocation 60 Division, JPMorgan Global Active Allocation Division, MetLife Multi-Index Targeted Risk Division, SSGA Growth and Income ETF Division, and/or the Fixed Interest Account (if otherwise available under your Contract (see “Fixed Option,” below)) and the BlackRock Ultra-Short Term Bond Division (where available). (You may also allocate purchase payments to the EDCA program, provided that your destination portfolios are one or more of the above listed Divisions; You may not allocate purchase payments to the Dollar Cost Averaging programs.);
OR
(B) You must allocate:
●
at least 30% of purchase payments or Account Value to Platform 1 investment choices and/or to the Fixed Interest Account (if otherwise available under your Contract (see “Fixed Option,” below)) and the BlackRock Ultra-Short Term Bond Division (where available);

●
up to 70% of purchase payments or Account Value to Platform 2 investment choices;
●
up to 15% of purchase payments or Account Value to Platform 3 investment choices; and
●
up to 15% of purchase payments or Account Value to Platform 4 investment choices.
Subsequent Purchase Payments. Subsequent purchase payments must be allocated in accordance with the above limitations. When allocating according to Option (B) above, it is important to remember that the entire Account Value will be immediately reallocated according to any new allocation instructions that accompany a subsequent purchase payment if the new allocation instructions differ from those previously received on the Contract. Allocating according to Option (B) does not permit You to specify different allocations for individual purchase payments. Due to the rebalancing and reallocation requirements of Option (B), the entire Account Value will be immediately allocated according to the most recently provided allocation instructions.
Example:
Your Account Value is $100,000 and You have allocated 70% to the American Funds® Growth Division and 30% to the PIMCO Total Return Division using Option (B). You make a subsequent purchase payment of $5,000 and provide instructions to allocate that payment 100% to the BlackRock Bond Income Division. As a result, your entire Account Value of $105,000 will then be reallocated to the BlackRock Bond Income Division.
The investment choices in each platform are as follows:
Platform 1	BlackRock Bond Income	PIMCO Inflation Protected Bond
	Brighthouse/Franklin Low Duration Total Return	PIMCO Total Return
	JPMorgan Core Bond	Western Asset Management® Government Income
	MetLife Aggregate Bond Index	Western Asset Management U.S. Government

Platform 2	American Funds® Growth	JPMorgan Global Active Allocation
	American Funds Growth-Income	Loomis Sayles Growth
	Baillie Gifford International Stock	Loomis Sayles Global Allocation
	BlackRock Capital Appreciation	MetLife MSCI EAFE® Index
	Brighthouse Asset Allocation 100	MetLife Multi-Index Targeted Risk
	Brighthouse/Wellington Core Equity Opportunities	MetLife Stock Index
	Brighthouse/Wellington Large Cap Research	MFS® Research International
	Harris Oakmark International	MFS® Total Return
	Invesco Global Equity	MFS® Value
	Jennison Growth	T. Rowe Price Large Cap Growth
Western Asset Management Strategic Bond Opportunities
Platform 3	Brighthouse/Artisan Mid Cap Value	MetLife Mid Cap Stock Index
	Frontier Mid Cap Growth	Morgan Stanley Discovery
	Victory Sycamore Mid Cap Value	T. Rowe Price Mid Cap Growth

Platform 4	American Funds Global Small Capitalization	JPMorgan Small Cap Value
	SSGA Emerging Markets Enhanced Index Portfolio	Loomis Sayles Small Cap Core
	Brighthouse/Dimensional International Small Company	MetLife Russell 2000® Index
	Brighthouse/Eaton Vance Floating Rate	Neuberger Berman Genesis
	Brighthouse/Templeton International Bond	T. Rowe Price Small Cap Growth
	CBRE Global Real Estate	VanEck Global Natural Resources
Invesco Small Cap Growth
Optional Automated Investment Strategies, Optional Dollar Cost Averaging and Optional Enhanced Dollar Cost Averaging Programs
The charts below summarize the availability of the Dollar Cost Averaging and Enhanced Dollar Cost Averaging programs and the automated investment strategies:
Optional Dollar Cost Averaging and Optional Enhanced Dollar Cost Averaging (“EDCA”) Programs:
You may choose one:	B Class	B Plus Class	C Class	L Class	R Class
Equity Generator®*	Yes	Yes	No	Yes	Yes
AllocatorSM*	Yes	Yes	No	Yes	Yes
*Not available in Contracts issued in New York State and Washington State with a GMIB or an EDB. Not available with GMIB Plus III, EDB II, GWB v1 or GLWB. Not available for C Class Contracts.
EDCA**	Yes	No	No	Yes	Yes
**May not be used with purchase payments consisting of money from other variable annuities issued by MetLife or its affiliates. Restrictions apply to destination Investment Divisions with a GMIB, an EDB, the GWB v1, the GLWB and the
Index Selector. Not available for B Plus and Class C Contracts.

Optional Automated Investment Strategies:
You may choose one:	B Class	B Plus Class	C Class	L Class	R Class
Rebalancer®***	Yes	Yes	Yes	Yes	Yes
***Automatic if You choose Option (B) of the Investment Allocation Restrictions for the EDB III, the GMIB Plus IV, the EDB II, the GMIB Plus III or elect the GLWB.
Index Selector®****	Yes	Yes	Yes	Yes	Yes
****Not available if You choose Option (B) of the Investment Allocation Restrictions for the EDB III, the GMIB Plus IV, the
EDB II or the GMIB Plus III. The Moderate to Aggressive and Aggressive Models are not available with the EDB III, the GMIB Plus IV, the EDB II or the GMIB Plus III. Not available with the GMIB Max V, the GMIB Max IV, the GMIB
Max III, the GMIB Max II, the EDB Max V, the EDB Max IV, the EDB Max III, the EDB Max II, the GWB v1 or the
GLWB.

Index Selector
If You elect the Index Selector You are limited to allocating your purchase payments and Account Balance among the following funding options and the Fixed Interest Account:
MetLife Aggregate Bond Index
MetLife Stock Index
MetLife MSCI EAFE Index
MetLife Russell 2000 Index
MetLife Mid Cap Stock Index
Fixed Option
The following is information on the Fixed Interest Account currently available under the Contract. The Fixed Interest Account is not available for C Class Contracts. Restrictions also apply to destination Divisions with respect to GMIB Max V and/or the EDB Max V, the GMIB Max IV and/or the EDB Max IV, the GMIB Max III and/or the EDB Max III, the GMIB Max II and/or the EDB Max II, the GWB v 1, GLWB, GMIB Plus IV, the EDB III, the GMIB Plus III or the EDB II and the Index Selector. In addition, the Fixed Interest Account is not available for any Contract issued in New York and Washington with any living benefit rider or EDB rider.
We reserve the right to restrict purchase payments and transfers to the Fixed Interest Account if (1) the interest rate we credit in the Fixed Interest Account is equal to the guaranteed minimum rate as stated in your Contract; or (2) Your Account Value in the Fixed Interest Account Value is equal to or exceeds our maximum for Fixed Interest Account allocations (i.e., $1,000,000). If such restriction occurs, we will notify You of such change.

Name	Term	Minimum Guaranteed Interest Rate*
Fixed Interest Account	Initial Interest Rate Term: The interest rate for each amount allocated to the Fixed Interest Account is set by us in advance. Thereafter, each year a new rate will apply to that amount plus the interest previously credited to that amount. The new rate will be set by us in advance and will apply for 12 months. Interest will be credited to the Fixed Interest Account on a daily basis. We may declare interest rates for different one-year periods. If we do so we will tell you in advance Renewal Rate Term: 12 months	1%
*
The Minimum Guaranteed Interest Rate Varies by Contract and may be higher than the minimum guaranteed interest rate shown. Check your Contract for the Minimum Guaranteed Interest Rate that applies to your Fixed Interest Account Option.

APPENDIX B Enhanced Death Benefit (“EDB”) Examples
The purpose of these examples is to illustrate the operation of the EDB. Example (5) shows how required minimum distributions affect the Death Benefit Base when an EDB is elected with an IRA Contract (or another Contract subject to Section 401(a)(9) of the Code).
(1)
The Annual Increase Amount
Graphic Example: Determining a death benefit based on the Annual Increase Amount
Assume that You make an initial purchase payment of $100,000. While you own the Contract, your Account Value fluctuates above and below your initial Purchase Payment depending on the investment performance of the investment options You selected. Your purchase payments accumulate at the EDB Annual Increase Rate (See “Death Benefit  —  Generally Optional Death Benefits  —  Enhanced Death Benefits  —  EDB Rate Table”), until the Contract Anniversary prior to the Contract Owner’s 91st birthday. Your purchase payments are also adjusted for any withdrawals (including any applicable Withdrawal Charge) made during this period. The line (your purchase payments accumulated at the EDB Annual Increase Rate, adjusted for withdrawals and charges  —  “the Annual Increase Amount”) is the value upon which the death benefit can be based.

In this example, at the time the death benefit is determined, the Annual Increase Amount is higher than the Account Value. Assume that the Annual Increase Amount is also higher than the Highest Anniversary Value (the other calculation used to determine the death benefit under the EDB — see Example (2) below). Because the Annual Increase Amount is higher than the Account Value and the Highest Anniversary Value, the death benefit will be equal to the Annual Increase Amount.
(2)
The Highest Anniversary Value (HAV)
Graphic Example: Determining a death benefit based on the Highest Anniversary Value
While You own the Contract, the Highest Anniversary Value begins to lock in growth. The Highest Anniversary Value is adjusted upward each Contract Anniversary if the Account Value at that time is greater than the amount of the current Highest Anniversary Value. Upward adjustments will continue until the Contract Anniversary immediately prior to the Contract Owner’s 81st birthday. The Highest Anniversary Value is also adjusted for any withdrawals taken (including any applicable Withdrawal Charge) or any additional purchase payments made. The Highest Anniversary Value line is the value upon which the death benefit can be based.

In this example, at the time the death benefit is determined, the Highest Anniversary Value is higher than the Account Value. Assume that the Highest Anniversary Value is also higher than the Annual Increase Amount. Because the Highest Anniversary Value is higher than the Account Value and the Annual Increase Amount, the death benefit will be equal to the Highest Anniversary Value.
(3)
Putting It All Together
Graphic Example: Determining a death benefit based on the Annual Increase Amount and the Highest Anniversary Value
While You own the Contract, the two calculations (the Annual Increase Amount and the Highest Anniversary Value) work together to protect your future death benefit. As shown in the graphic below, the death benefit will be the greatest of the Annual Increase Amount, the Highest Anniversary Value, and the Account Value.

If at the time the death benefit is determined your Account Value would provide a larger death benefit than would the Annual Increase Amount or Highest Anniversary Value, You will have paid for the EDB although it was never used.
(4)
The Optional Step-Up: Automatic Annual Step-Up
Assume your initial investment is $100,000 and no withdrawals are taken. The Annual Increase Amount will be increased by the EDB Annual Increase Rate on the first Contract Anniversary. Assume your Account Value at the first Contract Anniversary is $110,000 due to good market performance, and $110,000 is greater than the Annual Increase Amount increased by the EDB Annual Increase Rate. Also assume that prior to the first Contract Anniversary, You elected Optional Step-Ups to occur under the Automatic Annual Step-Up feature. Because your Account Value is higher than your Annual Increase Amount, an Optional Step-Up will automatically occur on the first Contract Anniversary. (An Optional Step-Up is permitted on any Contract

Anniversary when the Contract Owner (or older Joint Contract Owner, or Annuitant if the Contract is owned by a non-natural person) is age 80 or younger).
The effect of the Optional Step-Up is:
(1)
The Annual Increase Amount automatically increases to $110,000; and
(2)
The EDB optional benefit charge may be reset to the fee we would charge new Contract Owners for the same EDB at that time.
Assume your Account Value at the second Contract Anniversary is $120,000 due to good market performance, and You have not discontinued the Automatic Annual Step-Up feature. If your $120,000 Account Value is higher than your Annual Increase Amount (calculated on the second Contract Anniversary using the EDB Annual Increase Rate), an Optional Step-Up will automatically occur on the second Contract Anniversary.
The effect of the Optional Step-Up is:
(1)
The Annual Increase Amount automatically increases to $120,000; and
(2)
The EDB optional benefit charge may be reset to the fee we would charge new Contract Owners for the same EDB at that time.
Assume your Account Value increases by $10,000 at each Contract Anniversary in years three through seven. If on each Contract Anniversary your Account Value exceeds the Annual Increase Amount, an Optional Step-Up would automatically occur (provided You had not discontinued the Automatic Annual Step-Up feature, and other requirements were met).
The effect of each Optional Step-Up is:
(1)
The Annual Increase Amount automatically resets to the higher Account Value; and
(2)
The EDB optional benefit charge may be reset to the lower of: (a) the maximum Optional Step-Up charge or (b) the current rate that we would charge for the same optional benefit available for new Contract purchases at the time of the Optional Step-Up (if the Contract and the optional benefit continues to be sold).
After the seventh Contract Anniversary, the initial Automatic Annual Step-Up election expires. Assume You do not make a new election of the Automatic Annual Step-Up.
Assume your Account Value at the eighth Contract Anniversary has decreased to $160,000 due to poor market performance. An Optional Step-Up is NOT permitted because your Account Value is lower than your Annual Increase Amount. The Annual Increase Amount will, however, be increased by the EDB Annual Increase Rate on the eighth Contract Anniversary. Furthermore, if poor market performance prevents your Account Value from exceeding your Annual Increase Amount on future Contract Anniversaries, the Annual Increase Amount will continue to grow at the EDB Annual Increase Rate annually (provided the EDB continues in effect, and subject to adjustments for additional Purchase Payments and/or withdrawals) through the Contract Anniversary prior to your 91st birthday. Also, because there are no further Optional Step-Ups, the EDB optional benefit charge will remain at its current level.

(5)
Required Minimum Distribution Examples
The following examples only apply to IRAs and other contracts subject to Section 401(a)(9) of the Code. Assume an IRA Contract is issued on September 1, 2018 and the EDB is selected. Assume that on the first Contract Anniversary (September 1, 2019), the Annual Increase Amount is $100,000. Assume the required minimum distribution amount for 2019 with respect to this Contract is $6,000, and the required minimum distribution amount for 2020 with respect to this Contract is $7,200. Assume that on both the first Contract Anniversary (September 1, 2019) and the second Contract Anniversary (September 1, 2020) the Account Value is $100,000. On the second Contract Anniversary, the annual increase rate is the greater of:
(a)
the EDB Annual Increase Rate; or
(b)
the required minimum distribution rate (as defined below).
(1)
the required minimum distribution amount for 2019 ($6,000) or for 2020 ($7,200), whichever is greater, divided by the sum of: (i) the Annual Increase Amount as of September 1, 2019 ($100,000) and (ii) any subsequent Purchase Payments received during the Contract Year before the end of the calendar year ($0);
(2a)
if the Contract Owner enrolls only in the Automated Required Minimum Distribution Service, the total withdrawals during the Contract Year under the Automated Required Minimum Distribution Service, divided by the sum of (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent Purchase Payments received during the Contract Year before the end of the calendar year; or
(2b)
if the Contract Owner enrolls in both the Systematic Withdrawal Program and the Automated Required Minimum Distribution Service, the total withdrawals during the Contract Year under (I) the Systematic Withdrawal Program (up to a maximum of the EDB Annual Increase Rate as a percentage of the Annual Increase Amount at the beginning of the Contract Year) and (II) the Automated Required Minimum Distribution Service (which can be used to pay out any amount above the Systematic Withdrawal Program withdrawals that must be withdrawn to fulfill minimum distribution requirements at the end of the calendar year), divided by the sum of (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent Purchase Payments received during the Contract Year before the end of the calendar year.
Because $7,200 (the required minimum distribution amount for 2019) is greater than $6,000 (the required minimum distribution amount for 2020), item (1) above is equal to $7,200 divided by $100,000, or 7.2%.
(i) Withdrawals Through the Automated Required Minimum Distribution Service
If the Contract Owner enrolls in the Automated Required Minimum Distribution Service and elects monthly withdrawals, the Owner will receive $6,800 over the second Contract Year (from September 2019 through August 2020). Assuming the Owner makes no withdrawals outside the Automated Required Minimum Distribution Service, on September 1, 2020, the Annual Increase Amount will be increased to $100,400. This is calculated by increasing the Annual Increase Amount from September 1, 2019 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn through the Automated Required Minimum Distribution Service ($6,800): $100,000 increased by 7.2% = $107,200; $107,200 - $6,800 = $100,400.
(Why does the Contract Owner receive $6,800 under the Automated Required Minimum Distribution Service in this example? From September through December 2018, the Owner receives $500 per month ($500 equals the $6,000 required minimum distribution amount for 2018 divided by 12). From January through August 2018, the Owner receives $600 per month ($600 equals the $7,200 required minimum distribution amount for 2018 divided by 12). The Owner receives $2,000 in 2018 and $4,800 in 2018, for a total of $6,800.)
(ii) Withdrawals Outside the Automated Required Minimum Distribution Service
If the Contract Owner withdraws the $6,000 required minimum distribution amount for 2018 in December 2018 and makes no other withdrawals from September 2018 through August 2018, the Annual Increase Amount on September 1, 2018 will be $101,200. This is calculated by increasing the Annual Increase Amount from September 1, 2018 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn ($6,000): $100,000 increased by 7.2% = $107,200; $107,200 - $6,000 = $101,200.
If the Contract Owner withdraws the $7,200 required minimum distribution amount for 2018 in January 2018 and makes no other withdrawals from September 2018 through August 2018, the Annual Increase Amount on September 1, 2018 will be $100,000. This is calculated by increasing the Annual Increase Amount from September 1, 2018 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn ($7,200): $100,000 increased by 7.2% = $107,200; $107,200 - $7,200 =100,000.
(iii) Withdrawals in Excess of the Required Minimum Distribution Amounts
Assume the Contract Owner withdraws $7,250 on September 1, 2018 and makes no other withdrawals before the second Contract Anniversary. Because the $7,250 withdrawal exceeds the required minimum distribution amounts for 2018 and 2018, the annual increase rate will be equal to the EDB Annual Increase Rate (as shown in the EDB Rate Table). On September 1, 2018, the Annual Increase Amount is reduced by the value of the Annual Increase Amount immediately prior to the withdrawal ($100,000) multiplied by the percentage reduction in the Account Value attributed to the withdrawal (7.25%). Therefore, the new Annual Increase Amount is $92,750 ($100,000 x 7.25% = $7,250; $100,000 - $7,250 = $92,750). Assuming no other Purchase Payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount on the second Contract Anniversary (September 1, 2018) will be $92,750 increased by the EDB Annual Increase Rate.
(iv) No Withdrawals:
If the Contract Owner fulfills the minimum distribution requirements by making withdrawals from other IRA accounts and does not make any withdrawals from this Contract, the Annual Increase Amount on September 1, 2018 will be $107,200. This is calculated by increasing the Annual Increase Amount from September 1, 2018 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn from the Contract ($0).

APPENDIX C Guaranteed Minimum Income Benefit (“GMIB”) Examples And Examples Of The Maximum Free Withdrawal Amount
The purpose of the examples in items (1) – (6) is to illustrate the operation of the GMIB optional benefits. The example in item (6) shows how required minimum distributions affect the Income Base when a GMIB optional benefit is elected with an IRA Contract (or another Contract subject to Section 401(a)(9) of the Code). The examples in item (7) show the maximum amount that may be withdrawn without incurring a withdrawal charge.
The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the Portfolios chosen. The examples do not reflect the deduction of fees and charges, Withdrawal Charges or income taxes and tax penalties.
(1)
The Annual Increase Amount
Graphic Example: Determining a value upon which future income payments can be based
Assume that You make an initial purchase payment of $100,000. Prior to annuitization, your Account Value fluctuates above and below your initial purchase payment depending on the investment performance of the investment options You selected. Your purchase payments accumulate at the GMIB Annual Increase Rate (see “Living Benefits  —  Guaranteed Minimum Income Benefit (“GMIB”)  —  GMIB Rate Table”), until the Contract Anniversary prior to the Contract Owner’s 91st birthday (Note: For New York state only - subject to the Annual Increase Amount Limit (see “Living Benefits  —  Operation of the GMIB  —  Annual Increase Amount Limit”)). Your purchase payments are also adjusted for any withdrawals (including any applicable Withdrawal Charge) made during this period. The line (your purchase payments accumulated at the GMIB Annual Increase Rate, adjusted for withdrawals and charges  —  “the Annual Increase Amount”) is the value upon which future income payments can be based.

Graphic Example: Determining your guaranteed lifetime income stream
Assume that You decide to annuitize your Contract and begin taking Annuity Payments after 20 years. In this example, your Annual Increase Amount is higher than the Highest Anniversary Value and will produce a higher income benefit. Accordingly, the Annual Increase Amount will be applied to the annuity pay-out rate in the GMIB Annuity Table to determine your lifetime Annuity Payments. The Income Base is not available for cash withdrawals and is only used for purposes of calculating the GMIB payment and the charge for the benefit.

(2)
The Highest Anniversary Value (HAV)
Graphic Example: Determining a value upon which future income payments can be based
Prior to annuitization, the Highest Anniversary Value begins to lock in growth. The Highest Anniversary Value is adjusted upward each Contract Anniversary if the Account Value at that time is greater than the amount of the current Highest Anniversary Value. Upward adjustments will continue until the Contract Anniversary immediately prior to the Contract Owner’s 81st birthday. The Highest Anniversary Value also is adjusted for any withdrawals taken (including any applicable Withdrawal Charge) or any additional payments made. The Highest Anniversary Value line is the value upon which future income payments can be based.

Graphic Example: Determining your guaranteed lifetime income stream
Assume that You decide to annuitize your Contract and begin taking Annuity Payments after 20 years. In this example, the Highest Anniversary Value is higher than the Account Value. Assume that the Highest Anniversary Value is also higher than the Annual Increase Amount. Accordingly, the Highest Anniversary Value will be applied to the annuity payout rates in the GMIB Annuity Table to determine your lifetime Annuity Payments. The Income Base is not available for cash withdrawals and is only used for purposes of calculating the GMIB payment and the charge for the benefit.

(3)
Putting It All Together
Graphic Example
Prior to annuitization, the two calculations (the Annual Increase Amount and the Highest Anniversary Value) work together to protect your future income. (Note: For New York state only  —  the Annual Increase Amount is subject to the Annual Increase Amount Limit. See “Living Benefits  —  Operation of the GMIB  —  Annual Increase Amount Limit.”) Upon annuitization of the Contract, You will receive income payments for life and the Income Base and the Account Value will cease to exist. Also, the GMIB may only be exercised no later than the Contract Anniversary prior to the Contract Owner’s 91st birthday, after a 10 year waiting period, and then only within a 30 day period following the Contract Anniversary.

With the GMIB, the Income Base is applied to special, conservative GMIB annuity purchase factors, which are guaranteed at the time the Contract is issued. However, if then-current annuity purchase factors applied to the Account Value would produce a greater amount of income, then You will receive the greater amount. In other words, when You annuitize your Contract You will receive whatever amount produces the greatest income payment. Therefore, if your Account Value would provide greater income than would the amount provided under the GMIB, You will have paid for the GMIB although it was never used.

(4)
The Guaranteed Principal Option
Assume your initial purchase payment is $100,000 and no withdrawals are taken. Assume that the Account Value at the 10th Contract Anniversary is $50,000 due to poor market performance, and You exercise the Guaranteed Principal Option at this time.
The effects of exercising the Guaranteed Principal Option are:
(1)
A Guaranteed Principal Adjustment of $100,000 - $50,000 = $50,000 is added to the Account Value 30 days after the 10th Contract Anniversary bringing the Account Value back up to $100,000.
(2)
The GMIB and optional benefit charge terminate as of the date that the adjustment is made to the Account Value; the variable annuity Contract continues.
(3)
The GMIB allocation and transfer restrictions terminate as of the date that the adjustment is made to the Account Value.

*
Withdrawals reduce the original purchase payment (i.e. those payments credited within 120 days of Contract issue date) proportionately and therefore, may have a significant impact on the amount of the Guaranteed Principal Adjustment.
(5)
The Optional Step-Up: Automatic Annual Step-Up
Assume your initial investment is $100,000 and no withdrawals are taken. The Annual Increase Amount will be increased by the GMIB Annual Increase Rate on the first anniversary. Assume your Account Value at the first Contract Anniversary is $110,000 due to good market performance, and $110,000 is greater than the Annual Increase Amount increased by the GMIB Annual Increase Rate. Also assume that prior to the first Contract Anniversary, You elected Optional Step-Ups to occur under the Automatic Annual Step-Up feature. Because your Account Value is higher than your Annual Increase Amount, an Optional Step-Up will automatically occur.
The effect of the Optional Step-Up is:
(1)
The Annual Increase Amount automatically increases to $110,000;
(2)
The 10-year waiting period to annuitize the Contract under the GMIB is reset to 10 years from the first Contract Anniversary;
(3)
The GMIB optional benefit charge may be reset to the lower of: (a) the maximum Optional Step-Up charge or (b) the current rate that we would charge for the same optional benefit available for new Contract purchases at the time of the Optional Step-Up (if the Contract and the optional benefit continues to be sold); and
(4)
The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.
Assume your Account Value at the second Contract Anniversary is $120,000 due to good market performance, and You have not discontinued the Automatic Annual Step-Up feature. If your $120,000 Account Value is higher than your Annual Increase Amount (calculated on the second Contract Anniversary using the GMIB Annual Increase Rate), an Optional Step-Up will automatically occur.
The effect of the Optional Step-Up is:
(1)
The Annual Increase Amount automatically increases to $120,000;
(2)
The 10-year waiting period to annuitize the Contract under the GMIB is reset to 10 years from the second Contract Anniversary;
(3)
The GMIB optional benefit charge may be reset to the lower of: (a) the maximum Optional Step-Up charge or (b) the current rate that we would charge for the same optional benefit available for new Contract purchases at the time of the Optional Step-Up (if the Contract and the optional benefit continues to be sold); and
(4)
The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.
Assume your Account Value increases by $10,000 at each Contract Anniversary in years three through seven. If on each Contract Anniversary your Account Value exceeds the Annual Increase Amount, an Optional Step-Up would automatically occur (provided You had not discontinued the Automatic Annual Step-Up feature, and other requirements were met).
The effect of each Optional Step-Up is:
(1)
The Annual Increase Amount automatically resets to the higher Account Value;
(2)
The 10-year waiting period to annuitize the Contract under the GMIB is reset to 10 years from the date of the Optional Step-Up;
(3)
The GMIB optional benefit charge may be reset to the lower of: (a) the maximum Optional Step-Up charge or (b) the current rate that we would charge for the same optional benefit available for new Contract purchases at the time of the Optional Step-Up (if the Contract and the optional benefit continues to be sold); and
(4)
The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.
After the seventh Contract Anniversary, the initial Automatic Annual Step-Up election expires. Assume You do not make a new election of the Automatic Annual Step-Up.
Assume your Account Value at the eighth Contract Anniversary is $160,000 due to poor market performance. An Optional Step-Up is NOT permitted because your Account Value is lower than your Annual Increase Amount. The Annual Increase Amount will, however, be increased by the GMIB Annual Increase Rate on the eighth Contract Anniversary. Furthermore, if poor market performance prevents your Account Value from exceeding your Annual Increase Amount on future Contract Anniversaries, the Annual Increase Amount will continue to grow at the GMIB Annual Increase Rate annually (provided the GMIB continues in effect, and subject to adjustments for additional purchase payments and/or withdrawals) through the Contract Anniversary prior to your 91st birthday. (Note: For New York state only - subject to the Annual Increase Amount Limit (see “Living Benefits — Operation of the GMIB — Annual Increase Amount Limit”)). Also, please note:
(1)
The 10-year waiting period to annuitize the Contract under the GMIB remains at the 17th Contract Anniversary (10 years from the date of the last Optional Step-Up);

(2)
The GMIB optional benefit charge remains at its current level; and
(3)
The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.

(6)
Required Minimum Distribution Examples
The following examples only apply to IRAs and other contracts subject to Section 401(a)(9) of the Code. Assume an IRA Contract is issued on September 1, 2015 and a GMIB is selected. Assume that on the first Contract Anniversary (September 1, 2016), the Annual Increase Amount is $100,000. Assume the required minimum distribution amount for 2016 with respect to this Contract is $6,000, and the required minimum distribution amount for 2017 with respect to this Contract is $7,200. Assume that on both the first Contract Anniversary (September 1, 2016) and the second Contract Anniversary (September 1, 2017) the Account Value is $100,000. On the second Contract Anniversary, the annual increase rate is the greater of:
(a)
the GMIB Annual Increase Rate; or
(b)
the required minimum distribution rate (as defined below).
The required minimum distribution rate equals the greater of:
(1)
the required minimum distribution amount for 2016 ($6,000) or for 2017 ($7,200), whichever is greater, divided by the sum of: (i) the Annual Increase Amount as of September 1, 2016 ($100,000) and any subsequent purchase payments received during the Contract Year before the end of the calendar year ($0);
(2a)
if the Contract Owner enrolls only in the Automated Required Minimum Distribution Service, the total withdrawals during the Contract Year under the Automated Required Minimum Distribution Service, divided by the sum of: (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent purchase payments received during the Contract Year before the end of the calendar year; or
(2b)
if the Contract Owner enrolls in both the Systematic Withdrawal Program and the Automated Required Minimum Distribution Service, the total withdrawals during the Contract Year under (i) the Systematic Withdrawal Program (up to a maximum of the GMIB Annual Increase Rate as a percentage of the Annual Increase Amount at the beginning of the Contract Year) and (ii) the Automated Required Minimum Distribution Service (which can be used to pay out any amount above the Systematic Withdrawal Program withdrawals that must be withdrawn to fulfill minimum distribution requirements at the end of the calendar year), divided by the sum of: (i) the Annual Increase Amount at the beginning of the Contract Year and (ii) any subsequent purchase payments received during the Contract Year before the end of the calendar year;
Because $7,200 (the required minimum distribution amount for 2017) is greater than $6,000 (the required minimum distribution amount for 2016), item (1) above is equal to $7,200 divided by $100,000, or 7.2%.

(i)
Withdrawals Through the Automated Required Minimum Distribution Service
If the Contract Owner enrolls in the Automated Required Minimum Distribution Service and elects monthly withdrawals, the Owner will receive $6,800 over the second Contract Year (from September 2016 through August 2017). Assuming the Owner makes no withdrawals outside the Automated Required Minimum Distribution Service, on September 1, 2017, the Annual Increase Amount will be increased to $100,400. This is calculated by increasing the Annual Increase Amount from September 1, 2016 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn through the Automated Required Minimum Distribution Service ($6,800): $100,000 increased by 7.2% = $107,200; $107,200 - $6,800 = $100,400.
(Why does the Contract Owner receive $6,800 under the Automated Required Minimum Distribution Service in this example? From September through December 2016, the Contract Owner receives $500 per month ($500 equals the $6,000 required minimum distribution amount for 2016 divided by 12). From January through August 2017, the Owner receives $600 per month ($600 equals the $7,200 required minimum distribution amount for 2017 divided by 12). The Owner receives $2,000 in 2018 and $4,800 in 2017, for a total of $6,800.)
(ii)
Withdrawals Outside the Automated Required Minimum Distribution Service
If the Contract Owner withdraws the $6,000 required minimum distribution amount for 2016 in December 2016 and makes no other withdrawals from September 2016 through August 2017, the Annual Increase Amount on September 1, 2017 will be $101,200. This is calculated by increasing the Annual Increase Amount from September 1, 2016 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn ($6,000): $100,000 increased by 7.2% = $107,200; $107,200 - $6,000 = $101,200.
If the Contract Owner withdraws the $7,200 required minimum distribution amount for 2017 in January 2017 and makes no other withdrawals from September 2016 through August 2017, the Annual Increase Amount on September 1, 2017 will be $100,000. This is calculated by increasing the Annual Increase Amount from September 1, 2016 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn ($7,200): $100,000 increased by 7.2% = $107,200; $107,200 - $7,200 = $100,000.
(iii)
Withdrawals in Excess of the Required Minimum Distribution Amounts
Assume the Contract Owner withdraws $7,250 on September 1, 2016 and makes no other withdrawals before the second Contract Anniversary. Because the $7,250 withdrawal exceeds the required minimum distribution amounts for 2016 and 2017, the annual increase rate will be equal to the GMIB Annual Increase Rate (as shown in the GMIB Rate Table). On September 1, 2016, the Annual Increase Amount is reduced by the value of the Annual Increase Amount immediately prior to the withdrawal ($100,000) multiplied by the percentage reduction in the Account Value attributed to the withdrawal (7.25%). Therefore, the new Annual Increase Amount is $92,750 ($100,000 × 7.25% = $7,250; $100,000 - $7,250 = $92,750). Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount on the second Contract Anniversary (September 1, 2017) will be $92,750 increased by the GMIB Annual Increase Rate.
(iv)
No Withdrawals
If the Contract Owner fulfills the minimum distribution requirements by making withdrawals from other IRA accounts and does not make any withdrawals from this Contract, the Annual Increase Amount on September 1, 2017 will be $107,200. This is calculated by increasing the Annual Increase Amount from September 1, 2016 ($100,000) by the annual increase rate (7.2%) and subtracting the total amount withdrawn from the Contract ($0).
For New York State only - Under the GMIB, the Annual Increase Amount is limited to a maximum percentage of your purchase payments or, if greater, the same percentage of the Annual Increase Amount as increased by the most recent Optional Step-Up. See “Living Benefits  —  Operation of the GMIB  —  Annual Increase Amount Limit.”
(7)
Example illustrating maximum amount that may be withdrawn, without incurring a withdrawal charge

The following hypothetical examples assume that (a) the Contract Owner owns the B Class of the Preference Premier variable annuity (featuring a 7 year withdrawal charge schedule) (b) only the first purchase payment, made on 1/1/2009, is out of the withdrawal charge period (c) no withdrawals were taken prior to 1/2/2016. These examples are designed to illustrate amounts that can be withdrawn, without imposition of the withdrawal charge.
Example 1:
First purchase payment equal to $10,000 dated 1/1/2009, second purchase payment equal to $239,500 dated 1/1/2010, third purchase payment equal to $118 dated 1/1/2011
Date	Total Purchase Payments	Account Value	Earnings [1]	10% Free Amount[2]	Purchase payment not subject to Withdrawal Charge	Maximum Amount Allowed Without Withdrawal Charge[3]
1/2/2016	$249,618.00	$294,618.00	$45,000.00	$24,961.80	$10,000.00	$69,961.80
Example 2:
First purchase payment equal to $150,000 dated 1/1/2009, second purchase payment equal to $99,500 dated 1/1/2010, third purchase payment equal to $118 dated 1/1/2011
Date	Total Purchase Payments	Account Value	Earnings [1]	10% Free Amount[2]	Purchase payment not subject to Withdrawal Charge	Maximum Amount Allowed Without Withdrawal Charge[3]
1/2/2016	$249,618.00	$294,618.00	$45,000.00	$24,961.80	$150,000.00	$195,000.00
1
Earnings = Account Value less Total Purchase Payments
2
10% Free Amount = 10% x total Purchase Payments
3
Maximum Amount Allowed Without Withdrawal Charge = Earnings + Max (10% Free Amount, Purchase Payment not subject to Withdrawal Charge)

APPENDIX D Guaranteed Withdrawal Benefit (“GWB”) Examples
The purpose of these examples is to illustrate the operation of the GWB. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the Portfolios chosen. The examples do not reflect the deduction of fees and charges, Withdrawal Charges or income taxes and tax penalties. The GWB does not establish or guarantee an Account Value or minimum return for any Portfolio. The Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount cannot be taken as a lump sum.
A.
GWB  —  Annual Benefit Payment Continuing When Account Value Reaches Zero
When You purchase a Contract and elect the optional GWB:
●
your initial Account Value is equal to your initial purchase payment;
●
your initial Total Guaranteed Withdrawal Amount (the minimum amount You are guaranteed to receive over time) is equal to your initial purchase payment;
●
your initial Remaining Guaranteed Withdrawal Amount (the remaining minimum amount You are guaranteed to receive over time) is equal to the Total Guaranteed Withdrawal Amount; and
●
your initial Annual Benefit Payment (the amount You may withdraw each Contract Year without taking an Excess Withdrawal) is equal to the initial Total Guaranteed Withdrawal Amount multiplied by the applicable GWB Withdrawal Rate (see “Living Benefits  —  Guaranteed Withdrawal Benefits  —  GWB Rate Table”).
Withdrawing the Annual Benefit Payment each Contract Year reduces the Remaining Guaranteed Withdrawal Amount and Account Value. Assume the over time the Account Value is reduced to zero by the effects of withdrawing the Annual Benefit Payment and poor market performance. If the Account Value reaches zero while a Remaining Guaranteed Withdrawal Amount still remains, we will begin making payments to You (equal, on a annual basis, to the Annual Benefit Payment) until the Remaining Guaranteed Withdrawal Amount is exhausted. The total amount withdrawn over the life of the Contract will be equal to the initial Total Guaranteed Withdrawal Amount.
B.
GWB  —  Effect of an Excess Withdrawal
A withdrawal that causes your total withdrawals in a Contract Year to exceed the Annual Benefit Payment is called an “Excess Withdrawal.”
As described in Example A above, if You do not take Excess Withdrawals, the GWB guarantees that the entire amount of purchase payments You make will be returned to You through a series of withdrawals over time, even if your Account Value is reduced to zero. Non-Excess Withdrawals do not decrease the Total Guaranteed Withdrawal Amount or Annual Benefit Payment, and decrease the Remaining Guaranteed Withdrawal Amount by the dollar amount of the withdrawal.
If You do take an Excess Withdrawal, You will reduce the amount guaranteed be returned to You under the GWB. If You take an Excess Withdrawal, we will:
●
reduce the Total Guaranteed Withdrawal Amount in the same proportion that the Excess Withdrawal reduced the Account Value;
●
reduce the Remaining Guaranteed Withdrawal Amount in the same proportion that the Excess Withdrawal reduces the Account Value; and

●
reduce the Annual Benefit Payment to the new Total Guaranteed Withdrawal Amount multiplied by the GWB Withdrawal Rate.
For example, if an Excess Withdrawal is equal to 10% of the Account Value, that Excess Withdrawal will reduce both the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount by 10%, and the new Annual Benefit Payment will be calculated based on the reduced Total Guaranteed Withdrawal Amount.
These reductions is the Total Guaranteed Withdrawal Amount, Remaining Guaranteed Withdrawal Amount, and Annual Benefit Payment may be significant, particularly when the Account Value at the time of the Excess Withdrawal is lower than the Total Guaranteed Withdrawal Amount. An Excess Withdrawal that reduces the Account Value to zero will terminate the Contract.
C.
GWB  —  Excess Withdrawals  —  Single Withdrawal vs. Multiple Withdrawals
Assume You make an initial purchase payment of $100,000. Your initial Account Value would be $100,000, Your initial Total Guaranteed Withdrawal Amount would be $100,000, and Your initial Remaining Guaranteed Withdrawal Amount is 100,000. Also assume the GWB Withdrawal Rate is 5%, making Your Annual Benefit Payment $5,000 ($100,000 x 5%).
Assume due to poor market performance Your Account Value is reduced to $80,000 and You decide to make a $10,000 withdrawal, which reduces Your Account Value to $70,000 ($80,000 – $10,000). Since Your $10,000 withdrawal exceeds Your Annual Benefit Payment of $5,000, Your Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount will be reduced in the same proportion that the withdrawal reduced the Account Value. The reduction is equal to the withdrawal amount ($10,000) divided by the Account Value before such withdrawal ($80,000), which equals 12.5%. The Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount would be reduced to $87,500 ($100,000 reduced by 12.5%). In addition, after such withdrawal, the Annual Benefit Payment would be reset equal to $4,375 (5% x $87,500).
Assume instead that You withdrew $10,000 in two separate withdrawals (on different days) of $5,000 and $5,000. Your first withdrawal of $5,000 reduces Your Account Value to $75,000 ($80,000 – $5,000). Since Your first withdrawal of $5,000 does not exceed Your Annual Benefit Payment of $5,000, Your Total Guaranteed Withdrawal Amount is not reduced, and the Remaining Guaranteed Withdrawal Amount is reduced by such withdrawal to $95,000. Your second withdrawal (on a subsequent day) of $5,000 reduces Your Account Value to $70,000 ($75,000 – $5,000). Since Your second withdrawal causes Your cumulative withdrawals ($5,000 + $5,000 = $10,000) for the current Contract Year to exceed the Annual Benefit Payment of $5,000, Your Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount will be reduced in the same proportion that the second withdrawal reduced the Account Value. The reduction is equal to the entire amount of the second withdrawal ($5,000) divided by the Account Value before such withdrawal ($75,000), which equals 6.7%. The Total Guaranteed Withdrawal Amount would be reduced to $93,300 ($100,000 reduced by 6.7%), and the Remaining Guaranteed Withdrawal Amount would be reduced to $88,635 ($96,000 reduced by 6.7%). In addition, after the second withdrawal, the Annual Benefit Payment would be reset equal to $4,665 (5% x $93,300).
D.
GWB  —  How the Automatic Annual Step-Up Works
As described in Example A above, when You purchase a Contract and elect the optional GWB, the initial Account Value and Total Guaranteed Withdrawal Amount are equal to the initial purchase payment. The initial Annual Benefit Payment is equal to the initial Total Guaranteed Withdrawal Amount multiplied by your GWB Withdrawal Rate.
Assume that on the first Contract Anniversary the Account Value is greater than the Total Guaranteed Withdrawal Amount, then the Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount to equal the

Account Value. The Remaining Guaranteed Withdrawal Amount will also be increased to equal the Account Value. The Annual Benefit Payment will be set equal to the newly recalculated Total Guaranteed Withdrawal Amount multiplied by the GWB Withdrawal Rate.
Assume that on the second Contract Anniversary the Account Value is once again greater than the Total Guaranteed Withdrawal Amount, then the Automatic Annual Step-Up will again increase the Total Guaranteed Withdrawal Amount to equal the Account Value. The Remaining Guaranteed Withdrawal Amount will also be increased to equal the Account Value. The Annual Benefit Payment will be set equal to the newly recalculated Total Guaranteed Withdrawal Amount multiplied by the GWB Withdrawal Rate.
Even if the Account Value decreases after the second Contract Anniversary, the Total Guaranteed Withdrawal Amount and Annual Benefit Payment will not decrease as long as You do not take Excess Withdrawals.
Automatic Annual Step-Ups may only occur on Contract Anniversaries prior to the Contract Owner’s 86th birthday. If an Automatic Annual Step-Up occurs, we may reset the GWB optional benefit charge to a rate that does not exceed the lower of: (a) the GWB Maximum Fee Rate (1.80%) or (b) the current rate that we would charge for the same optional benefit available for new Contract purchases at the time of the Automatic Annual Step-Up (if the Contract and the optional benefit continues to be sold). If an Automatic Annual Step-Up would result in an increase in your GWB optional benefit charge, we will notify You in writing a minimum of 30 days in advance of the applicable Contract Anniversary and inform You that You may choose to decline the Automatic Annual Step-Up.

APPENDIX E Guaranteed Lifetime Withdrawal Benefit (“GLWB”) Examples
The purpose of these examples is to illustrate the operation of the GLWB optional benefit. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the Portfolios chosen. The examples do not reflect the deduction of fees and charges, Withdrawal Charges or income taxes and tax penalties. The GLWB optional benefit does not establish or guarantee an Account Value or minimum return for any Portfolio. The Benefit Base cannot be taken as a lump sum. Values are rounded for display purposes only.
Benefit Base
The initial Benefit Base is equal to your initial purchase payment. The Benefit Base is increased by any additional purchase payments. The Benefit Base may also increase by the Rollup Rate, if applicable, and any Automatic Step-Ups, as described below. The Benefit Base may be reduced for certain types of withdrawals, as described below.
A. Withdrawals
Withdrawals Prior to the Lifetime Withdrawal Age
There is no Annual Benefit Payment prior to the Lifetime Withdrawal Age, so any withdrawal that occurs prior to the Lifetime Withdrawal Age will decrease the Benefit Base in the same proportion that the withdrawal reduces the Account Value; this adjustment is calculated using the amount of the withdrawal (including Withdrawal Charges, if any) divided by the Account Value prior to the withdrawal (a “Proportional Adjustment”).
Example:
Assume You make an initial purchase payment of $100,000. Your initial Account Value would be $100,000 and your initial Benefit Base would be $100,000. Assume due to poor market performance your Account Value is reduced to $80,000 and You decide to make a $10,000 withdrawal. Since this withdrawal is made prior to the Lifetime Withdrawal Age, there will be a Proportional Adjustment to the Benefit Base. The Proportional Adjustment is equal to your withdrawal amount ($10,000) divided by your Account Value before such withdrawal ($80,000), which equals 12.5%. Your Benefit Base would be reduced to $87,500 ($100,000 reduced by 12.5%).
Withdrawals After the Lifetime Withdrawal Age
Any withdrawal that occurs after the Lifetime Withdrawal Age is either a Non-Excess Withdrawal or an Excess Withdrawal.
A “Non-Excess Withdrawal” is a withdrawal that does not exceed or cause the cumulative withdrawals for the current Contract Year to exceed the Annual Benefit Payment. Non-Excess Withdrawals do not reduce the Benefit Base, but reduce your Account Value by the amount of each withdrawal.
An “Excess Withdrawal” is a withdrawal that exceeds, or causes the cumulative withdrawals for the current Contract Year to exceed the Annual Benefit Payment. Any Excess Withdrawal(s), and any subsequent withdrawals that occur in that Contract Year, will result in a Proportional Adjustment to the Benefit Base.
The Benefit Base is multiplied by the applicable GLWB Withdrawal Rate while the Account Value is greater than zero to determine your Annual Benefit Payment. The Benefit Base is multiplied by the applicable GLWB Lifetime

Guarantee Rate to determine your Annual Benefit Payment if your Account Value is reduced to zero and lifetime payments are to begin.
Examples:
Assume You make an initial purchase payment of $100,000. Your initial Account Value would be $100,000 and your initial Benefit Base would be $100,000. Also assume the GLWB Withdrawal Rate is 5%, making your Annual Benefit Payment $5,000 ($100,000 x 5%).
Non-Excess Withdrawals
You decide to make a $5,000 withdrawal. Since this withdrawal is made after the Lifetime Withdrawal Age and does not exceed the Annual Benefit Payment of $5,000, your Benefit Base of $100,000 is not reduced by such withdrawal.
Excess Withdrawals
Assume due to poor market performance your Account Value is reduced to $80,000 and You decide to make a $10,000 withdrawal, which reduces your Account Value to $70,000 ($80,000 – $10,000). Since your $10,000 withdrawal exceeds your Annual Benefit Payment of $5,000, there will be a Proportional Adjustment to your Benefit Base. The Proportional Adjustment is equal to the withdrawal amount ($10,000) divided by the Account Value before such withdrawal ($80,000), which equals 12.5%. The Benefit Base would be reduced to $87,500 ($100,000 reduced by 12.5%). In addition, after such withdrawal, the Annual Benefit Payment would be reset equal to $4,375 (5% x $87,500).
Assume instead that you withdrew $10,000 in two separate withdrawals (on different days) of $5,000 and $5,000. Your first withdrawal of $5,000 reduces your Account Value to $75,000 ($80,000 – $5,000). Since your first withdrawal of $5,000 does not exceed your Annual Benefit Payment of $5,000, there is no Proportional Adjustment to your Benefit Base. Your second withdrawal (on a subsequent day) of $5,000 reduces your Account Value to $70,000 ($75,000 – $5,000). Since such withdrawal causes your cumulative withdrawals ($5,000 + $5,000 = $10,000) for the current Contract Year to exceed the Annual Benefit Payment of $5,000, there will be a Proportional Adjustment to the Benefit Base. The Proportional Adjustment is equal to the entire amount of the second withdrawal ($5,000) divided by the Account Value before such withdrawal ($75,000), which equals 6.7%. The Benefit Base would be reduced to $93,300 ($100,000 reduced by 6.7%).
B. Rollup Rate
On each Contract Anniversary on or before the Rollup Rate Period End Date, if no withdrawals occurred in the previous Contract Year, the Benefit Base will be increased by an amount equal to the Rollup Rate multiplied by the Benefit Base before such increase.
The Benefit Base will not be increased by the Rollup Rate if: (1) a withdrawal has occurred in the Contract Year ending immediately prior to that Contract Anniversary, or (2) after the Rollup Rate Period End Date. The Rollup Rate is applied before deducting any optional benefit charge and before taking into account any Automatic Step-Up occurring on such Contract Anniversary.
Example:
Assume You make an initial purchase payment of $100,000. Your initial Account Value would be $100,000 and your initial Benefit Base would be $100,000. Also assume the GLWB Withdrawal Rate is 5%, making your Annual Benefit Payment $5,000 ($100,000 x 5%).

If your Rollup Rate is 5%, your Benefit Base will increase by 5% on each Contract Anniversary until the Rollup Rate Period End Date, provided that no withdrawals occur in the previous Contract Year. If a withdrawal is not taken in the first Contract Year, your Benefit Base would increase to $105,000 ($100,000 x 105%). Also, if the Benefit Base is increased by the Rollup Rate, the Annual Benefit Payment will be recalculated to $5,250 ($105,000 × 5%).
If a withdrawal is taken in any Contract Year prior to the Rollup Rate Period End Date, the Benefit Base would not be increased by the Rollup Rate on the following Contract Anniversary.
After the Rollup Rate Period End Date, the Benefit Base is not increased by the Rollup Rate.
C. Automatic Step-Up
On each Contract Anniversary prior to your 91st birthday, an Automatic Step-Up will occur if the Account Value on that date exceeds the Benefit Base immediately before the Automatic Step-Up. An Automatic Step-Up will (1) increase the Benefit Base to the Account Value, (2) increase the Annual Benefit Payment to equal the GLWB Withdrawal Rate multiplied by the Benefit Base after the Automatic Step-Up, (3) and may increase the optional benefit charge.
Example:
Assume You make an initial purchase payment of $100,000. Your initial Account Value would be $100,000 and your initial Benefit Base would be $100,000. Also assume your Annual Benefit Payment $5,000 ($100,000 x 5%) but no withdrawals have been made so the GLWB Withdrawal Rate is not determined for the life of the optional benefit by the first withdrawal. At the first Contract Anniversary, assume your Account Value has increased to $110,000 due to good market performance. The Automatic Step-Up will increase the Benefit Base from $100,000 to $110,000 and reset the Annual Benefit Payment to $5,500 ($110,000 x 5%).
At the second Contract Anniversary, assume your Account Value has increased to $120,000 due to good market performance. The Automatic Step-Up will increase the Benefit Base from $110,000 to $120,000 and reset the Annual Benefit Payment to $6,000 ($120,000 x 5%).
On the third through the eighth Contract Anniversaries, assume your Account Value does not exceed the Benefit Base due to poor market performance and no withdrawals are made. No Automatic Step-Up will take place on any of the third through eighth Contract Anniversaries; however, the Benefit Base would increase by the Rollup Rate, as described above.
At the ninth Contract Anniversary, assume your Account Value has increased to $150,000 due to good market performance, which is greater than the Benefit Base immediately before the Contract Anniversary. The Automatic Step-Up will increase the Benefit Base from $120,000 to $150,000. Also assume that you are now at an age that the GLWB Withdrawal Rate has increased from 5% to 6%. Your Annual Benefit Payment will be reset to $9,000 ($150,000 x 6%).

APPENDIX F Guaranteed Lifetime Withdrawal Benefit Death Benefit (“GLWB Death Benefit”) Examples
The purpose of these examples is to illustrate the operation of the GLWB Death Benefit. The GLWB Death Benefit may only be elected if you elect the GLWB optional benefit. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the Portfolios chosen. The examples do not reflect the deduction of fees and charges, Withdrawal Charges or income taxes and tax penalties. The GLWB Death Benefit Base cannot be taken as a lump sum. Values are rounded for display purposes only.
GLWB Death Benefit Base
The initial GLWB Death Benefit Base is equal to your initial purchase payment. The GLWB Death Benefit Base is increased by any additional purchase payments. The GLWB Death Benefit Base may also increase by the Rollup Rate, if applicable, and any Automatic Step-Ups, as described below. The GLWB Death Benefit Base is reduced for all withdrawals, as described below.
Annual Benefit Payments below are calculated using the Benefit Base as described in the previous Appendix E examples for the GLWB optional benefit.
A. Withdrawals
Withdrawals Prior to the Lifetime Withdrawal Age
There is no Annual Benefit Payment prior to the Lifetime Withdrawal Age, so any withdrawal that occurs prior to the Lifetime Withdrawal Age will decrease the GLWB Death Benefit Base in the same proportion that the withdrawal reduces the Account Value, This adjustment is calculated using the amount of the withdrawal (including Withdrawal Charges, if any) divided by the Account Value prior to the withdrawal (a “Proportional Adjustment”).
Example:
Assume You make an initial purchase payment of $100,000. Your initial Account Value would be $100,000 and your initial GLWB Death Benefit Base would be $100,000. Assume due to poor market performance your Account Value is reduced to $80,000 and You decide to make a $10,000 withdrawal. Since this withdrawal is made prior to the Lifetime Withdrawal Age, there will be a Proportional Adjustment to the Benefit Base. The Proportional Adjustment is equal to your withdrawal amount ($10,000) divided by your Account Value before such withdrawal ($80,000), which equals 12.5%. Your GLWB Death Benefit Base would be reduced to $87,500 ($100,000 reduced by 12.5%).
Withdrawals After the Lifetime Withdrawal Age
Any withdrawal that occurs after the Lifetime Withdrawal Age is either a Non-Excess Withdrawal or an Excess Withdrawal.
A “Non-Excess Withdrawal” is a withdrawal that does not exceed or cause the cumulative withdrawals for the current Contract Year to exceed the Annual Benefit Payment. Non-Excess Withdrawals reduce the GLWB Death Benefit Base by the amount of each withdrawal.

An “Excess Withdrawal” is a withdrawal that exceeds, or causes the cumulative withdrawals for the current Contract Year to exceed the Annual Benefit Payment. Any Excess Withdrawal(s), and any subsequent withdrawals that occur in that Contract Year, will result in a Proportional Adjustment to the GLWB Death Benefit Base.
Examples:
Assume You make an initial purchase payment of $100,000. Your initial Account Value would be $100,000 and your initial GLWB Death Benefit Base would be $100,000. Also assume your Annual Benefit Payment is $5,000.
Non-Excess Withdrawals
You decide to make a $5,000 withdrawal. Since this withdrawal is made after the Lifetime Withdrawal Age and does not exceed the Annual Benefit Payment of $5,000, your GLWB Death Benefit Base of $100,000 is reduced by such withdrawal to $95,000.
Excess Withdrawals
Assume due to poor market performance your Account Value is reduced to $80,000 and You decide to make a $10,000 withdrawal, which reduces your Account Value to $70,000 ($80,000 – $10,000). Since your $10,000 withdrawal exceeds your Annual Benefit Payment of $5,000, there will be a Proportional Adjustment to your Benefit Base. The Proportional Adjustment is equal to the withdrawal amount ($10,000) divided by the Account Value before such withdrawal ($80,000), which equals 12.5%. The GLWB Death Benefit Base would be reduced to $87,500 ($100,000 reduced by 12.5%).
Assume instead that you withdrew $10,000 in two separate withdrawals (on different days) of $5,000 and $5,000. Your first withdrawal of $5,000 reduces your Account Value to $75,000 ($80,000 – $5,000). Since your first withdrawal of $5,000 does not exceed your Annual Benefit Payment of $5,000, the GLWB Death Benefit Base is reduced by such withdrawal to $95,000. Your second withdrawal (on a subsequent day) of $5,000 reduces your Account Value to $70,000 ($75,000 – $5,000). Since such withdrawal causes your cumulative withdrawals ($5,000 + $5,000 = $10,000) for the current Contract Year to exceed the Annual Benefit Payment of $5,000, there will be a Proportional Adjustment to the GLWB Death Benefit Base. The Proportional Adjustment is equal to the entire amount of the second withdrawal ($5,000) divided by the Account Value before such withdrawal ($75,000), which equals 6.7%. The GLWB Death Benefit Base would be reduced to $88,635 ($95,000 reduced by 6.7%).
B. Rollup Rate
On each Contract Anniversary on or before the Rollup Rate Period End Date, if no withdrawals occurred in the previous Contract Year, the GLWB Death Benefit Base will be increased by an amount equal to the Rollup Rate multiplied by the GLWB Death Benefit Base before such increase.
The GLWB Death Benefit Base will not be increased by the Rollup Rate if: (1) a withdrawal has occurred in the Contract Year ending immediately prior to that Contract Anniversary, or (2) after the Rollup Rate Period End Date. The Rollup Rate is applied before deducting any optional benefit charge and before taking into account any Automatic Step-Up occurring on such Contract Anniversary.
Example:
Assume You make an initial purchase payment of $100,000. Your initial Account Value would be $100,000 and your initial GLWB Death Benefit Base would be $100,000.

If your Rollup Rate is 5%, your GLWB Death Benefit Base will increase by 5% on Contract Anniversaries until the Rollup Rate Period End Date, provided that no withdrawals occur in the previous Contract Year. If a withdrawal is not taken in the first Contract Year, your GLWB Death Benefit Base would increase to $105,000 ($100,000 x 105%).
If a withdrawal is taken in any Contract Year prior to the Rollup Rate Period End Date, the GLWB Death Benefit Base would not be increased by the Rollup Rate on the following Contract Anniversary.
After the Rollup Rate Period End Date, the GLWB Death Benefit Base is not increased by the Rollup Rate.
C. Automatic Step-Up
On each Contract Anniversary prior to your 91st birthday, an Automatic Step-Up will occur if the Account Value on that date exceeds the Benefit Base of the GLWB optional benefit immediately before the Automatic Step-Up. An Automatic Step-Up will (1) increase the GLWB Death Benefit Base to the Account Value and (2) may increase the GLWB Death Benefit optional benefit charge.
Example:
Assume You make an initial purchase payment of $100,000. Your initial Account Value would be $100,000 and your initial GLWB Death Benefit Base would be $100,000. Also assume your Annual Benefit Payment is $5,000 but no withdrawals are taken so the GLWB Withdrawal Rate is not determined for the life of the optional benefit by the first withdrawal. At the first Contract Anniversary, assume your Account Value has increased to $110,000 due to good market performance. The Automatic Step-Up will increase the GLWB Death Benefit Base from $100,000 to $110,000.
At the second Contract Anniversary, assume your Account Value has increased to $120,000 due to good market performance. The Automatic Step-Up will increase the GLWB Death Benefit Base from $110,000 to $120,000.
On the third through the eighth Contract Anniversaries, assume your Account Value does not exceed the Benefit Base of the GLWB optional benefit due to poor market performance and no withdrawals are made. No Automatic Step-Up will take place on any of the third through eighth Contract Anniversaries; however, the GLWB Death Benefit Base would increase by the Rollup Rate, as described above.
At the ninth Contract Anniversary, assume your Account Value has increased to $150,000 due to good market performance, which is greater than the Benefit Base of the GLWB optional benefit immediately before the Contract Anniversary. The Automatic Step-Up will increase the GLWB Death Benefit Base from $120,000 to $150,000.

The SAI includes additional information about the Contracts and the Separate Account. The SAI is available, without charge, upon request. To view and download the SAI, please visit our website https://dfinview.com/metlife/tahd/MET000257 or call (800)638-7732. To request a free copy of the SAI or to ask questions, email RCG@metlife.com or write to our Administrative Office or call us at (800)638-7732.
This Prospectus incorporates by reference all of the information contained in the Statement of Additional Information, which is legally part of this prospectus.
Reports and other information about the Separate Account are available on the Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
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EDGAR ID: C000106635

METROPOLITAN LIFE INSURANCE COMPANY
METROPOLITAN LIFE SEPARATE ACCOUNT E
PREFERENCE Premier® VARIABLE ANNUITY CONTRACTS
B Class, B Plus Class, C Class, L Class, R Class
Issued by Metropolitan Life Insurance Company
(offered after October 7, 2011)
STATEMENT OF ADDITIONAL INFORMATION
FORM N-4 PART B
April 28, 2025
This Statement of Additional Information is not a prospectus but contains information in addition to and more detailed than that set forth in the Prospectus dated the same date as this Statement of Additional Information for Preference Premier Contracts (the “Contracts”) offered by Metropolitan Life Insurance Company (“we,” “our” or the “Company”), and should be read in conjunction with the Prospectus. Copies of the Prospectus may be obtained by visiting https://dfinview.com/metlife/tahd/MET000257, calling (800) 638-7732 or writing to us at Your Administrative Office.
Unless otherwise indicated, the Statement of Additional Information continues the use of certain terms as defined in the Prospectus. The financial statements comprising each of the Divisions of the Separate Account and the financial statements of the Company are hereby incorporated by reference from the submission form type N-VPFS, File No. 811-04001, filed by the Separate Account with the SEC on April 4, 2025.
SAI-1

Table of Contents

Page
HISTORY	SAI-3
PRINCIPAL UNDERWRITER	SAI-3
DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT	SAI-3
CUSTODIAN	SAI-3
EXPERIENCE FACTOR	SAI-4
VARIABLE INCOME PAYMENTS	SAI-4
Assumed Investment Return (AIR)	SAI-4
Amount of Income Payments	SAI-4
Annuity Unit Value	SAI-4
Reallocation Privilege	SAI-5
CALCULATING THE ANNUITY UNIT VALUE	SAI-5
Determining the Variable Income Payment	SAI-6
VOTING RIGHTS	SAI-6
Disregarding Voting Instructions	SAI-7
TAXES	SAI-7
Non-Qualified Annuity Contracts	SAI-7
Diversification	SAI-7
Changes to Tax Rules and Interpretations	SAI-7
3.8 % Medicare Tax	SAI-8
Qualified Annuity Contracts	SAI-8
Types of Qualified Plans	SAI-8
Federal Estate Taxes	SAI-8
Generation-Skipping Transfer Tax	SAI-8
Annuity Purchase Payments By Nonresident Aliens and Foreign Corporations	SAI-9
NON-PRINCIPAL RISKS OF INVESTING IN THE CONTRACT	SAI-9
Payment of Proceeds	SAI-9
OTHER INFORMATION	SAI-9
Safekeeping of Separate Account Assets	SAI-9
Records and Reports	SAI-9
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	SAI-9
FINANCIAL STATEMENTS	SAI-10
SAI-2

HISTORY
Metropolitan Life Separate Account E (the “Separate Account”) is a separate account of Metropolitan Life Insurance Company (the “Company”). The Separate Account was first established on September 27, 1983 and meets the definition of a separate account and a unit investment trust under the federal securities laws, and complies with the provisions of the Investment Company Act of 1940, as amended.
The Company is a provider of insurance, annuities, employee benefits and asset management. We are also one of the largest institutional investors in the United States with a general account portfolio invested primarily in fixed income securities (corporate, structured products, municipals, and government and agency) and mortgage loans, as well as real estate, real estate joint ventures, other limited partnerships and equity securities. Metropolitan Life Insurance Company was incorporated under the laws of New York in 1868. The Company’s home office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of and controlled by MetLife, Inc., a publicly traded company.
PRINCIPAL UNDERWRITER
MetLife Investors Distribution Company (“MLIDC”) serves as principal underwriter for the Separate Account and the Contracts. The offering is continuous. MLIDC’s principal executive offices are located at 200 Park Avenue, New York, NY 10166. MLIDC is affiliated with the Company and the Separate Account.
DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT
Information about the distribution of the Contracts is contained in the Prospectus (see “Who Sells the Contracts”). Additional information is provided below.
Under the terms of the Distribution and Principal Underwriting Agreement among the Separate Account, MLIDC and the Company, MLIDC acts as agent for the distribution of the Contracts and as principal underwriter for the Contracts. The Company reimburses MLIDC for certain sales and overhead expenses connected with sales functions.
The following table shows the amount of commissions paid to and the amount of commissions retained by the Distributor and Principal Underwriter with respect to the Contracts over the past three years.
Underwriting Commissions
Year	Underwriting Commissions Paid to the Distributor by the Company	Amount of Underwriting Commissions Retained by the Distributor
2024	$9,477,773	$0
2023	$9,736,077	$0
2022	$7,462,691	$0
MLIDC passes through commissions it receives to selling firms for their sales and does not retain any portion of it in return for its services as distributor for the Contracts. However, under the distribution agreement with MLIDC, we pay the following sales expenses: sales representative training allowances; deferred compensation and insurance benefits of registered persons; advertising expenses; and all other expenses of distributing the Contracts. We also pay for Distributor’s operating and other expenses.
CUSTODIAN
Metropolitan Life Insurance Company (“MetLife”), 200 Park Avenue, New York, NY 10166, is the custodian of the assets of the Separate Account. The custodian has custody of all cash of the Separate Account and handles the collection of proceeds of shares of the underlying funds bought and sold by the Separate Account.
SAI-3

EXPERIENCE FACTOR
We use the term “experience factor” to describe investment performance for a Division. We calculate Accumulation Unit Values once a day on every day the Exchange is open for trading. We call the time between two consecutive Accumulation Unit Value calculations the “Valuation Period.” We have the right to change the basis for the Valuation Period, on 30 days’ notice, as long as it is consistent with law. All purchase payments and transfers are valued as of the end of the Valuation Period during which the transaction occurred.
The experience factor changes from Valuation Period to Valuation Period to reflect the upward or downward performance of the assets in the underlying Portfolios. The experience factor is calculated as of the end of each Valuation Period using the net asset value per share of the underlying Portfolio. The net asset value includes the per share amount of any dividend or capital gain distribution paid by the Portfolio during the current Valuation Period, and subtracts any per share charges for taxes and reserve for taxes. We then divide that amount by the net asset value per share as of the end of the last Valuation Period to obtain a factor that reflects investment performance. We then subtract a charge for each day in the Valuation Period which is the daily equivalent of the Separate Account charge. This charge varies, depending on the class of the Contract.
VARIABLE INCOME PAYMENTS
Assumed Investment Return (AIR)
The following discussion concerning the amount of variable income payments is based on an Assumed Investment Return of 4% per year. It should not be inferred that such rates will bear any relationship to the actual net investment experience of the Separate Account.
Amount of Income Payments
The cash You receive periodically from a Division (after your first payment if paid within 10 days of the issue date) will depend upon the number of Annuity Units held in that Division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.
The Contract specifies the dollar amount of the initial variable income payment for each Division (this equals the first payment amount if paid within 10 days of the issue date). This initial variable income payment is computed based on the amount of the purchase payment applied to the specific Division (net any applicable premium tax owed or Contract charge), the AIR, the age and/or sex (where permitted) of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the Division to determine the number of Annuity Units held in that Division. The number of Annuity Units held remains fixed for the duration of the Contract (if no reallocations are made).
The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or less than the AIR and Separate Account charges.
Each Contract provides that, when a pay-out option is chosen, the payment will not be less than the payment produced by the then current Fixed Income Option purchase rates for that Contract class. The purpose of this provision is to assure the Contract Owner that, at retirement, if the Fixed Income Option purchase rates for new Contracts are significantly more favorable than the rates guaranteed by a Contract of the same class, the Contract Owner will be given the benefit of the higher rates. Although guaranteed annuity rates for the Bonus Class are the same as for the other classes of the Contract, current rates for the Bonus Class may be lower than the other classes of the Contract and may be less than the currently issued Contract rates.
Annuity Unit Value
The Annuity Unit Value is calculated at the same time that the Accumulation Unit Value for Contracts is calculated and is based on the same change in investment performance in the Separate Account. (See “The Value of Your Income Payments” in the Prospectus.)
SAI-4

Reallocation Privilege
The annuity purchase rate is the dollar amount You would need when You annuitize Your Contract to receive $1 per payment period. For example, if it would cost $50 to buy an annuity that pays You $1 a month for the rest of Your life, then the annuity purchase rate for that life income annuity is $50. The annuity purchase rate is based on the annuity income payment type You choose, an interest rate, and Your age, sex (where permitted) and number of payments remaining. The annuity purchase rate is reset each valuation date to reflect any changes in these components. The reset annuity purchase rate represents the cost You would incur if You were choosing the same income option You have in light of this updated information.
When You request a reallocation from a Division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.
●
First, we update the income payment amount to be reallocated from the Division based upon the applicable Annuity Unit Value at the time of the reallocation;
●
Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;
●
Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option on the date of your reallocation;
●
Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.
When You request a reallocation from one Division to another, Annuity Units in one Division are liquidated and Annuity Units in the other Division are credited to You. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the Division to which You have reallocated.
You generally may make a reallocation on any day the Exchange is open. At a future date We may limit the number of reallocations You may make, but never to fewer than one a month. If We do so, We will give You advance written notice. We may limit a Beneficiary's ability to make a reallocation.
Here are examples of the effect of a reallocation on the income payment:
●
Suppose You choose to reallocate 40% of your income payment supported by Division A to the Fixed Income Option and the recalculated income payment supported by Division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 × ($125 ÷ $100) or $50, and your income payment supported by Division A will be decreased by $40. (The number of Annuity Units in Division A will be decreased as well.)
●
Suppose You choose to reallocate 40% of your income payment supported by Division A to Division B and the recalculated income payment supported by Division A is $100. Then, your income payment supported by Division B will be increased by $40 and your income payment supported by Division A will be decreased by $40. (Changes will also be made to the number of Annuity Units in both Divisions as well.)
CALCULATING THE ANNUITY UNIT VALUE
We calculate Annuity Unit Values once a day on every day the Exchange is open for trading. We call the time between two consecutive Annuity Unit Value calculations the “Valuation Period.” We have the right to change the basis for the Valuation Period, on 30 days’ notice, as long as it is consistent with the law. All purchase payments and reallocations are valued as of the end of the Valuation Period during which the transaction occurred. The Annuity Unit Values can increase or decrease, based on the investment performance of the corresponding underlying Portfolios. If the investment performance is positive, after payment of Separate Account charges and the deduction for the AIR, Annuity Unit Values will go up. Conversely, if the investment performance is negative, after payment of Separate Account charges and the deduction for the AIR, Annuity Unit Values will go down.
SAI-5

To calculate an Annuity Unit Value, we multiply the experience factor for the period by a factor based on the AIR and the number of days in the Valuation Period. Next, we subtract the daily equivalent of your insurance-related charge or Separate Account charge (general administrative expenses and mortality and expense risk charges) for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return. For an AIR of 4% and a one day Valuation Period, the factor is .99989255, which is the daily discount factor for an effective annual rate of 4%. (The AIR may be in the range of 3% to 6%, as defined in Your Contract and the laws in your state.) The resulting number is then multiplied by the last previously calculated Annuity Unit Value to produce the new Annuity Unit Value to produce the new Annuity Unit Value.
The following illustrations show, by use of hypothetical examples, the method of determining the Annuity Unit Value and the amount of variable income payments upon annuitization.
Illustration of Calculation of Annuity Unit Value
1. Annuity Unit Value, beginning of period	$10.20000
2. “Experience factor” for period	1.023558
3. Daily adjustment for 4% Assumed Investment Return	.99989255
4. (2) x (3)	1.023448
5. Annuity Unit Value, end of period (1) x (4)	$10.43917
Illustration of Annuity Payments
(Assumes the first monthly payment is made within 10 days of the issue date of the Income Annuity)
Annuitant age 65, Life Annuity with 120 Payments Guaranteed
1. Number of Accumulation Units as of Annuity Date	1,500.00
2. Accumulation Unit Value	$11.80000
3. Accumulation Unit Value of the Contract (1) x (2)	$17,700.00
4. First monthly income payment per $1,000 of Accumulation Value	$5.63
5. First monthly income payment (3) × (4) ÷ 1,000	$99.65
6. Assume Annuity Unit Value as of Annuity Date equal to	$10.80000
7. Number of Annuity Units (5) ÷ (6)	9.2269
8. Assume Annuity Unit Value for the second month equal to (10 days prior to payment)	$10.97000
9. Second monthly Annuity Payment (7) × (8)	$101.22
10. Assume Annuity Unit Value for third month equal to	$10.52684
11. Next monthly Annuity Payment (7) × (10)	$97.13
Determining the Variable Income Payment
Variable income payments can go up or down based upon the investment performance of the Divisions. AIR is the rate used to determine the first variable income payment and serves as a benchmark against which the investment performance of the Divisions is compared. The higher the AIR, the higher the first variable income payment will be. Subsequent variable income payments will increase only to the extent that the investment performance of the Divisions exceeds the AIR (and Separate Account charges). Variable income payments will decline if the investment performance of the Separate Account does not exceed the AIR (and Separate Account charges). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly as changes occur in the investment performance of the Divisions.
VOTING RIGHTS
In accordance with our view of the present applicable law, we will vote the shares of each of the Portfolios held by the Separate Account (which are deemed attributable to all the Contracts described in the Prospectus) at regular and special meetings of the shareholders of the Portfolio based on instructions received from those having voting interests in the corresponding Divisions of the Separate Account. However, if the 1940 Act or any rules thereunder should be amended or if the present interpretation thereof should change, and, as a result, we determine that we are permitted to vote the shares of the Portfolios in our own right, we may elect to do so.
SAI-6

Accordingly, You have voting interests under all the Contracts described in the Prospectus. The number of shares held in each Division deemed attributable to You is determined by dividing the value of Accumulation or Annuity Units attributable to You in that Division, if any, by the net asset value of one share in the Portfolio in which the assets in that Division are invested. Fractional votes will be counted. The number of shares for which You have the right to give instructions will be determined as of the record date for the meeting.
Portfolio shares held in each registered separate account of MetLife or any affiliate that are or are not attributable to life insurance policies or annuities (including all the Contracts described in the Prospectus) and for which no timely instructions are received will be voted in the same proportion as the shares for which voting instructions are received by that separate account. Portfolio shares held in the general accounts or unregistered separate accounts of MetLife or its affiliates will be voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions. However, if we or an affiliate determine that we are permitted to vote any such shares, in our own right, we may elect to do so subject to the then current interpretation of the 1940 Act or any rules thereunder.
Qualified retirement plans which invest directly in the Portfolios do not have voting interests through life insurance or annuity contracts and do not vote these interests based upon the number of shares held in the Division deemed attributable to those qualified retirement plans. Shares are held by the plans themselves and are voted directly; the instruction process does not apply.
You will be entitled to give instructions regarding the votes attributable to your Contract, in your sole discretion.
You may give instructions regarding, among other things, the election of the board of directors, ratification of the election of an independent registered public accounting firm, and the approval of investment and sub-investment managers.
Disregarding Voting Instructions
MetLife may disregard voting instructions under the following circumstances (1) to make or refrain from making any change in the investments or investment policies for any Portfolio if required by any insurance regulatory authority; (2) to refrain from making any change in the investment policies or any investment manager or principal underwriter or any Portfolio which may be initiated by those having voting interests or the Brighthouse Trust I’s, Brighthouse Trust II’s, American Funds’®, and Fidelity® Funds’ boards of directors, provided MetLife’s disapproval of the change is reasonable and, in the case of a change in investment policies or investment manager, based on a good faith determination that such change would be contrary to state law or otherwise inappropriate in light of the Portfolio’s objective and purposes; or (3) to enter into or refrain from entering into any advisory agreement or underwriting contract, if required by any insurance regulatory authority.
TAXES
Non-Qualified Annuity Contracts
Diversification
In order for your non-qualified Contract to be considered an annuity contract for federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the Contract. We believe that we satisfy and will continue to satisfy these diversification standards. Failure to meet these standards would result in immediate taxation to Contract Owners of gains under their Contracts. Inadvertent failure to meet these standards may be correctable.
Changes to Tax Rules and Interpretations
Changes to applicable tax rules and interpretations can adversely affect the tax treatment of your Contract. These changes may take effect retroactively.
We reserve the right to amend your Contract where necessary to maintain its status as a Variable Annuity Contract under federal tax law and to protect You and other Contract Owners in the Divisions from adverse tax consequences.
SAI-7

3.8 % Medicare Tax
The 3.8 % Medicare tax applies to the lesser of (1) “net investment income” or (2) the excess of the modified adjusted gross income over the applicable threshold amount, $250,000 for married couples filing jointly and qualifying widows, $125,000 for married couples filing separately and $200,000 for single filers and will result in the following top tax rates on investment income:
Capital Gains	Dividends	Other
23.80%	40.80%	40.80%
Qualified Annuity Contracts
Annuity contracts purchased through tax qualified plans are subject to limitations imposed by the Code and regulations as a condition of tax qualification. There are various types of tax qualified plans which have certain beneficial tax consequences for Contract Owners and plan participants.
Types of Qualified Plans
The following list includes individual account-type plans which may hold an annuity Contract as described in the Prospectus. Except for Traditional IRAs, they are established by an employer for participation of its employees.
Traditional IRA
Established by an individual.
ROTH IRA
Established by an individual. Contributions are made on an after-tax basis.
Plan Limits for Individual Contributions:
Plan Type	Elective Contribution	Catch-up Contribution
IRA (Traditional and Roth)	$7,000	$1,000
Dollar limits are for 2025 and subject to cost-of-living adjustments in future years.
Federal Estate Taxes
While no attempt is being made to discuss the Federal estate tax implications of the Contract, You should bear in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.
Generation-Skipping Transfer Tax
Under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Contract Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
SAI-8

Annuity Purchase Payments By Nonresident Aliens and Foreign Corporations
The discussion above provides general information regarding U.S. Federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state and foreign taxation with respect to an annuity Contract purchase.
NON-PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
Payment of Proceeds
We may withhold payment of surrender proceeds if those proceeds are coming from a Contract Owner's check or from a purchase payment transaction under our pre-authorized checking arrangement, which has not yet cleared. We may also delay payment while we consider whether to contest payments under the Contract. We pay interest on the death benefit proceeds from the date of receipt of documentation we require, in good order, to the date we pay them. Normally we promptly make payments of Account Value. However, we may delay those payments for up to six months for any payments from the Fixed Interest Account. We pay interest in accordance with state insurance law requirements on delayed payments.
OTHER INFORMATION
Safekeeping of Separate Account Assets
Metropolitan Life Insurance Company, 200 Park Avenue, New York, NY 10166, acts as the custodian of the assets of the Separate Account. Metropolitan Life Insurance Company maintains records of all purchases and redemptions of applicable Portfolio shares by each of the Divisions.
Records and Reports
We will maintain all records relating to the Separate Account. We will send you a report showing the following information as of the end of each report period:
- the current Account Value, amounts in each Division of the Separate Account (and in the Fixed Interest Account, if applicable);
-the current surrender value;
-the activity since the last report; and any other information required by law.
We will also send periodic reports for the Portfolios as required by regulations. Such reports are also available on-line at dfinview/metlife/tahd/MET000257.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The statements of assets and liabilities of each of the divisions of Metropolitan Life Separate Account E as of December 31, 2024, the related statements of operations for the year or partial period included within the year ended December 31, 2024, the statements of changes in net assets for each of the years in or partial periods included within the two-year period ended December 31, 2024, and the financial highlights for each of the years in or partial periods included within the five-year period ended December 31, 2024, incorporated by reference in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report. Such financial statements and financial highlights are incorporated by reference in reliance upon the report of such firm given their authority as experts in accounting and auditing.
SAI-9

The financial statements of Metropolitan Life Insurance Company as of December 31, 2024 and 2023, and for each of the three years in the period ended December 31, 2024, incorporated by reference in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report. Such financial statements are incorporated by reference in reliance upon the report of such firm given their authority as experts in accounting and auditing.
The principal business address of Deloitte & Touche LLP is 30 Rockefeller Plaza, New York, New York 10112-0015.
FINANCIAL STATEMENTS
The financial statements of the Separate Account and the financial statements of MetLife are incorporated by reference from the submission form type N-VPFS, File No. 811-04001 relating to class ID#C000106635 filed by the Separate Account on April 4, 2025.
SAI-10

PART C
OTHER INFORMATION
Item 27. Exhibits
(a)		Resolution of the Board of Directors of Metropolitan Life Insurance Company establishing Separate Account E.(1)
(b)		Not applicable.
(c)	(1)	Amended and Restated Principal Underwriting Agreement with MetLife Investors Distribution Company.(34)
	(2)	Form of Retail Sales Agreement (MetLife Investors Distribution Company Retail Sales Agreement 7-1-05)(LTC).(5)
(i) Form of Enterprise Selling Agreement 09-12 (MetLife Investors Distribution Company Sales Agreement).(32)
(d)		Form of Deferred Annuity Contract.(2)
	(1)	ROTH Individual Retirement Annuity ("Roth IRA") Endorsement — Form ML-446.2 (9/02).(8)
	(2)	401(a)/403(a) Plan Endorsement. Form ML-401.2(9/02).(8)
	(3)	Individual Retirement Annuity Endorsement. Form ML-408.2 (9/02).(8)
	(4)	Tax Sheltered Annuity Endorsement. Form ML-398-3 (12/08).(8)
	(5)	Qualified Distribution Program Endorsement-Form ML-RMD (7/10) (GMIB and EDB) (21)
	(6)	Qualified Distribution Program Endorsement-Form ML-RMD-NY (7/10) (GMIB and EDB) (21)
	(7)	Enhanced Dollar Cost Averaging Rider Form ML-510-1 (5/05).(9)
	(8)	Non-Qualified Annuity Endorsement Form ML-NQ (11/04)-I.(9)
	(9)	Designated Beneficiary Non-Qualified Annuity Endorsement. Form ML-NQ (11/05)-I.(11)
	(10)	Guaranteed Minimum Income Benefit Rider — Living Benefit (38)
(i) Form ML-560-4 (4/08) (GMIB Max V, GMIB Max IV, GMIB Max III, GMIB Max II, GMIB Plus IV and GMIB Plus III) (14)
(a) Contract Schedule — Form ML-EGMIB (4/08) (GMIB Max V, GMIB Max IV, GMIB Max III, GMIB Max II, GMIB Plus IV and GMIB Plus III) (13)
Base Policy Contract Schedule
1.) Form PPS-6 (9/10) (GMIB Max V, GMIB Max IV, GMIB Max III and GMIB Max II).(39)
2.) Form PPS-5 (6/06) (GMIB Plus IV and GMIB Plus III).(24)
	(11)	Guaranteed Minimum Income Benefit Rider — Living Benefit (NY) (30)
(i) Form ML-560-12-NY (12/11) (GMIB Max III).(24)
(ii) Form ML-560-11-NY (9/11) (GMIB Max II).(24)
(iii) Form ML-560-10-NY (9/11) (GMIB Plus IV).(24)
(iv) Form ML-560-8-NY (11/10) (GMIB Plus III).(24)
(v) Form ML-560-13-NY (6/12) (GMIB Max IV).(27)
(vi) Form ML-560-14-NY (2/13) (GMIB Max V).(30)
(a) Contract Schedule - Form ML-EGMIB-NY (6/12)(GMIB Max V, GMIB Max IV, GMIB Max III, GMIB Max II, GMIB Plus IV and GMIB Plus III).(27)
Base Policy Contract Schedule
1.) Form B Class - PPS-5-NY (9/10)-B (GMIB Max V, GMIB Max IV, GMIB Max III and GMIB Max II).(24)
2.) Form B Plus Class - PPS-5-NY (9/10) (GMIB Max V, GMIB Max IV, GMIB Max III and GMIB Max II).(24)
3.) Form L Class - PPS-5-NY (9/10)-L (GMIB Max V, GMIB Max IV, GMIB Max III and GMIB Max II).(24)
4.) Form C Class - PPS-5-NY (9/10)-C (GMIB Max V, GMIB Max IV, GMIB Max III and GMIB Max II).(24)
5.) Form R Class - PPS-5-NY (9/10)-R (GMIB Max V, GMIB Max IV, GMIB Max III and GMIB Max II).(24)
6.) Form B Class - PPS-33-4 (9/08)-B (GMIB Plus IV and GMIB Plus III).(24)

7.) Form B Plus - PPS-33-4 (9/08) (GMIB Plus IV and GMIB Plus III).(24)
8.) Form L Class - PPS-33-4 (9/08)-L (GMIB Plus IV and GMIB Plus III).(24)
9.) Form C Class - PPS-33-4 (9/08)-C (GMIB Plus IV and GMIB Plus III).(24)
10.) Form R Class - PPS-33-4 (9/08)-R (GMIB Plus IV and GMIB Plus III).(24)
	(12)	Guaranteed Minimum Death Benefit ("GMDB") Rider — (Enhanced Death Benefit ("EDB"))
(i) Form ML-640-1 (4/08) (GMIB Max V, EDB Max IV, EDB Max III, EDB Max II, EDB III and EDB II).(14)
(a) Contract Schedule — Form ML-EDB (4/08) (GMIB Max V, EDB Max IV, EDB Max III, EDB Max II, EDB III and EDB II).(13)
Base Policy Contract Schedule
1.) Form PPS-6 (9/10) (GMIB Max V, EDB Max IV, EDB Max III and EDB Max II).(39)
2) Form PPS-5 (6/06) (GMIB PLUS IV AND GMIB PLUS III)(24)
	(13)	Guaranteed Withdrawal Benefit ("GWB") Rider
(i) GWB Rider ML-690-5 (4/13)(31)
(a) Contract Schedule ML-GWB (4/13)(31)
	(14)	Guaranteed Withdrawal Rate ("GWR") Enhancement Rider
(i) GWR Enhancement Rider ML-NHR (4/13)(31)
(a). Contract Schedule - Form PPS-7 (4/13)(31)
	(15)	Guaranteed Lifetime Withdrawal Benefit ("GLWB") Rider
(i) Guaranteed Lifetime Withdrawal Benefit Rider 1-4-GLWB-1 (02/15)(29)
(ii) Guaranteed Lifetime Withdrawal Benefit Rider (with Death Benefit) 1-4-GLWDB-1 (02-15)(29)
(a). Contract Schedule-Guaranteed Lifetime Withdrawal Benefit Rider (Level) 1-4-CGLWB-1 (02-15)(29)
(b). Contract Schedule-Guaranteed Lifetime Withdrawal Benefit Rider (Expedite) 1-4-CGLWB-1 (02-15)(29)
	(16)	(i) Enhanced Income Option Endorsement (ENH-INC) (37)
(ii) Enhanced Income Option Endorsement (ENH-INC (11/24)) (43)
(iii) Enhanced Income Option Endorsement-FL (ENH-INC (11/24)-FL) (43)
(iv) Enhanced Income Option Fixed Account (EIO-FA (03/25)) (43)
(e)	(1)	Form of Variable Annuity Application MPP-APP (11/12) MPP-REG200 (11/12) Fs(28)
(i) MPP-ADMIN (11/12) MPP (11/12) Fs(31)
	(2)	Form of Variable Annuity Application MPP-APP-NY (11/12) MPP-NY (11/12) Fs(28)
(i) MPP-ADMIN-NY-NG (03/13) MPP-NY(04/13) Fs(31)
	(3)	Form of Variable Annuity Application(33)
(f)	(1)	Amended and Restated Charter of Metropolitan Life Insurance Company (effective May 16, 2016).(40)
	(2)	Amended and Restated By-Laws of Metropolitan Life Insurance Company (effective December 21, 2023).(37)
(g)	(1)	Partial Commutation Agreement between Exeter Reassurance Company, Ltd. and Metropolitan Life Insurance Company (effective November 1, 2014).(19)
	(2)	Coinsurance and Modified Coinsurance Agreement between Metropolitan Life Insurance Company and First Allmerica Financial Life Insurance Company dated November 16, 2023. (37)
(h)	(1)
Participation Agreement by and among American Funds Insurance Series, Capital Research and Management Company
and Metropolitan Life Insurance Company, on behalf of itself and certain of its separate accounts, dated April 30,
2001.(2)

(i) Amendment No. 1 to Participation Agreement between Metropolitan Life Insurance Company, American Funds
Insurance Series and Capital Research and Management Company dated May 1, 2006, Amendment No. 2 to Participation
Agreement between Metropolitan Life Insurance Company, American Funds Insurance Series and Capital Research and
Management Company dated April 28, 2008 and Amendment No. 3 to Participation Agreement between Metropolitan
Life Insurance Company, American Funds Insurance Series and Capital Research and Management Company dated
November 10, 2008. (4)

(ii) Amendment No. 4 to Participation Agreement between Metropolitan Life Insurance Company, American Funds Insurance Series and Capital Research and Management Company dated November 19, 2014.(33)

(iii) Amendment to each of the Participation Agreements currently in effect between American Funds Insurance Series,
Capital Research and Management Company and Metropolitan Life Insurance Company – effective April 30, 2010.(20)

(iv) Amendment dated as of June 7, 2021 to the Participation Agreement dated April 30, 2001 and May 16, 1989, as amended, by and among Metropolitan Life Insurance Company on behalf of itself and certain of its separate accounts;
American Funds Insurance Series; and Capital Research and Management Company.(40)

	(2)	Participation Agreement dated March 6, 2017 by and among Brighthouse Funds Trust I, Metropolitan Life Insurance Company, Brighthouse Investment Advisers, LLC and Brighthouse Securities, LLC.(36)

(i) Amendment dated January 1, 2021 to the Participation Agreement dated March 6, 2017 by and among Brighthouse
Funds Trust I, Metropolitan Life Insurance Company, Brighthouse Investment Advisers, LLC and Brighthouse Securities,
LLC.(35)

	(3)	Participation Agreement dated March 6, 2017 by and among Brighthouse Funds Trust II, Metropolitan Life Insurance Company, Brighthouse Investment Advisers, LLC and Brighthouse Securities, LLC.(36)

(i) Amendment dated January 1, 2021 to the Participation Agreement dated March 6, 2017 by and among Brighthouse
Funds Trust II, Metropolitan Life Insurance Company, Brighthouse Investment Advisers, LLC and Brighthouse
Securities, LLC(35).

(i)		Administrative Contracts. Not applicable.
(j)		Other Material Contracts. None
(k)		Opinion and consent of counsel as to the legality of the securities being registered.(23)
(l)		Consent of Independent Registered Public Accounting Firm.(43)
(m)		Omitted Financial Statements. Not applicable.
(n)		Initial Capital Agreements. Not applicable.
(o)		Form of Initial Summary Prospectuses. Not applicable.
(p)	(i)
Powers of Attorney for Carla Harris, Carlos M. Gutierrez, Cheryl Wray Grisé, David Herzog, Denise Mullen Morrison,
Diana McKenzie, Edward Joseph Kelly, III, John McCallion, Mark Weinberger, Michel Khalaf, Robert Glenn Hubbard and
William Earl Kennard for Metropolitan Life Insurance Company and its designated Separate Accounts.(41)

(p)	(ii)	Power of Attorney for Jeh Charles Johnson for Metropolitan Life Insurance Company and its designated Separate Accounts.(42)
(p)	(iii)	Power of Attorney for Laura Hay for Metropolitan Life Insurance Company and its designated Separate Accounts.(37)
(p)	(iv)	Power of Attorney of Toby Srihiran-Brown for Metropolitan Life Insurance Company and its designated separate accounts. (43)
(q)		Letter Regarding Change in Certifying Accountant. Not applicable.
(r)		Historical Current Limits on Index Gains. Not applicable.

1.
Filed with Pre-Effective Amendment No. 1 to Form N-4 for Metropolitan Life Separate Account. Registration Statement File No. 333-198314 on October 31, 2014. As incorporated herein by reference.
2.
Filed with Pre-Effective Amendment No. 1 to Registration Statement No. 333-52366 for Metropolitan Life Separate Account E on Form N-4 on August 3, 2001. As incorporated herein by reference.
3.
Reserved.
4.
Filed with Pre-Effective Amendment No. 1 to the Registration Statement 333-160722 on Form N-4 for Metropolitan Life Separate Account E filed on November 2, 2009. As incorporated herein by reference.
5.
Filed with Post-Effective Amendment No. 13 to Registration Statement No. 333-52366 for Metropolitan Life Separate Account E on Form N-4 on April 25, 2006. As incorporated herein by reference.

6.
Reserved.
7.
Filed with Post-Effective Amendment No. 16 to Registration Statement No. 333-52366 for Metropolitan Life Separate Account E on Form N-4 on January 16, 2008. As incorporated herein by reference.
8.
Filed with Post-Effective Amendment No. 2 to Registration Statement No. 333-52366 for Metropolitan Life Separate Account E on Form N-4 on April 10, 2003. As incorporated herein by reference.
9.
Filed with Post-Effective Amendment No. 7 to Registration Statement No. 333-52366 for Metropolitan Life Separate Account E on Form N-4 on April 8, 2005. As incorporated herein by reference.
10.
Filed with Post-Effective Amendment No. 6 to Registration Statement No. 333-52366 for Metropolitan Life Separate Account E on Form N-4 on May 18, 2004. As incorporated herein by reference.
11.
Filed with Post-Effective Amendment No. 8 to Registration Statement No. 333-52366 for Metropolitan Life Separate Account E on Form N-4 on July 29, 2005. As incorporated herein by reference.
12.
Filed with Post-Effective Amendment No. 12 to Registration Statement No. 333-52366 for Metropolitan Life Separate Account E on Form N-4 on April 5, 2006. As incorporated herein by reference.
13.
Filed with Post-Effective Amendment No. 18 to Registration Statement No. 333-52366 for Metropolitan Life Separate Account E on Form N-4 on March 31, 2008. As incorporated herein by reference.
14.
Filed with Post-Effective Amendment No. 17 to Registration Statement No. 333-52366 for Metropolitan Life Separate Account E on Form N-4 on January 17, 2008. As incorporated herein by reference.
15.
Filed with Post-Effective Amendment No. 3 to Registration Statement No. 333-133675 for Paragon Separate Account B on Form N-6 on February 6, 2008. As incorporated herein by reference.
16.
Filed with Post-Effective Amendment No. 1 to Registration Statement No. 333-153109 for Metropolitan Life Separate Account E on Form N-4 on April 15, 2009. As incorporated herein by reference.
17.
Filed with Post-Effective Amendment No. 14 to Registration Statement File No. 333-83716 for Metropolitan Life Separate Account E on Form N-4 on April 13, 2010. As incorporated herein by reference.
18.
Filed with Post-Effective Amendment No. 7 to Registration Statement No. 333-52366 for Metropolitan Life Separate Account E on Form N-4 on April 8, 2005. As incorporated herein by reference.
19.
Filed with Post-Effective Amendment No. 17 to Registration Statement File No. 333-176654 for Metropolitan Life Separate Account E on Form N-4 on April 15, 2015. As incorporated herein by reference.
20.
Filed with Post-Effective Amendment No. 15 to Registration Statement File No. 333-83716 for Metropolitan Life Separate Account E on Form N-4 on April 12, 2011. As incorporated herein by reference.
21.
Filed with Post-Effective Amendment No. 5 to Registration Statement File No. 333-153109 for Metropolitan Life Separate Account E on Form N-4 on April 12, 2011. As incorporated herein by reference.
22.
Filed with Post-Effective Amendment No. 16 to Registration Statement File No. 333-176654 for Metropolitan Life Separate Account E on Form N-4 on February 13, 2015. As incorporated herein by reference.
23.
Filed with Registration Statement No. 333-176654 for Metropolitan Life Separate Account E on Form N-4 on September 2, 2011. As incorporated herein by reference.
24.
Filed with Post-Effective Amendment No. 2 to this Registration Statement File No. 333-176654 for Metropolitan Life Separate Account E on Form N-4 on November 21, 2011. As incorporated herein by reference.
25.
Filed with Post-Effective Amendment No. 4 to Registration No. 333-176654 for Metropolitan Life Separate Account E on Form N-4 on April 12, 2012. As incorporated herein by reference.
26.
Reserved.
27.
Filed with Post-Effective Amendment No. 5 Registration Statement No. 333-176654 for Metropolitan Life Separate Account E on Form N-4 on June 1, 2012. As incorporated herein by reference.
28.
Filed with Post-Effective Amendment No. 7 to Registration Statement No. 333-176654 for Metropolitan Life Separate Account E on Form N-4 on October 4, 2012. As incorporated herein by reference.
29.
Filed with Post-Effective Amendment No. 14 to Registration Statement File No. 333-176654 for Metropolitan Life Separate Account E on Form N-4 on November 25, 2014. As incorporated herein by reference.
30.
Filed with Post-Effective Amendment No. 8 to Registration Statement File No. 333-176654 for Metropolitan Life Separate Account E on Form N-4 on January 14, 2013. As incorporated herein by reference.
31.
Filed with Post-Effective Amendment No. 12 to Registration Statement File No. 333-176654 for Metropolitan Life Separate Account E on Form N-4 on April 11, 2013. As incorporated herein by reference.

32.
Filed with Post-Effective Amendment No. 17 to Registration Statement File No. 333-83716 for Metropolitan Life Separate Account E on Form N-4 on April 11, 2013. As incorporated herein by reference.
33.
Filed with Post-Effective No. 18 to Registration Statement File No. 333-176654 for Metropolitan Life Separate Account E on Form N-4 on April 13, 2016. As incorporated herein by reference.
34.
Filed with Post-Effective No. 23 to Registration Statement File No. 333-83716 for Metropolitan Life Separate Account E on Form N-4 on April 23, 2019. As incorporated herein by reference.
35.
Filed with Post-Effective No. 27 to Registration Statement File No. 333-83716 for Metropolitan Life Separate Account E on Form N-4 on April 28, 2021. As incorporated herein by reference.
36.
Filed with Post-Effective No. 19 to Registration Statement File No. 333-176654 for Metropolitan Life Separate Account E on Form N-4 on April 12, 2017. As incorporated herein by reference.
37.
Filed with Post-Effective Amendment No. 28 to Registration Statement File No. 333-176654 for Metropolitan Life Separate Account E on Form N-4 on April 25, 2024. As incorporated herein by reference.
38.
Filed with Post-Effective Amendment No. 4 to Registration Statement File No. 333-52366 for Metropolitan Life Separate Account E on Form N-4 on April 20, 2004. As incorporated herein by reference.
39.
Filed with Pre-Effective Amendment No. 1 to Registration Statement File No. 333-176654 for Metropolitan Life Separate Account E on Form N-4 on September 21, 2011. As incorporated herein by reference.
40.
Filed with Post-Effective Amendment No. 24 to this Registration Statement on Form N-4 File No. 333-176654 filed on April 21, 2022. As incorporated herein by reference.
41.
Filed with Form S-3 Registration Statement File No. 333-268428 filed on November 17, 2022. As incorporated herein by reference.
42.
Filed with Form S-3A Registration Statement File No. 333-268428 filed on March 27, 2023. As incorporated herein by reference.
43.
Filed herewith.

Item 28. Directors and Officers of the Insurance Company
Name and Principal Business Address	Positions and Offices with Depositor
R. Glenn Hubbard 200 Park Avenue New York, NY 10166	Chairman of the Board and Director
Michel A. Khalaf 200 Park Avenue New York, NY 10166	President, Chief Executive Officer and Director
Cheryl W. Grisé 200 Park Avenue New York, NY 10166	Director
Carlos M. Gutierrez 200 Park Avenue New York, NY 10166	Director
Carla Harris 200 Park Avenue New York, NY 10166	Director
Laura J. Hay 200 Park Avenue New York, NY 10166	Director
David L. Herzog 200 Park Avenue New York, NY 10166	Director
Jeh Charles Johnson 200 Park Avenue New York, NY 10166	Director

Name and Principal Business Address	Positions and Offices with Depositor
Edward J. Kelly, III 200 Park Avenue New York, NY 10166	Director
William E. Kennard 200 Park Avenue New York, NY 10166	Director
Diana L. McKenzie 200 Park Avenue New York, NY 10166	Director
Denise M. Morrison 200 Park Avenue New York, NY 10166	Director
Mark A. Weinberger 200 Park Avenue New York, NY 10166	Director
Set forth below is a list of certain principal officers of Metropolitan Life Insurance Company. The principal business address of each principal officer is 200 Park Avenue, New York, NY 10166 unless otherwise noted below.
NAME	POSITIONS WITH DEPOSITOR
Michel A. Khalaf	President and Chief Executive Officer
Bryan E. Boudreau	Executive Vice President & Chief Actuary
Marlene Debel	Executive Vice President and Chief Risk Officer
Monica Curtis	Executive Vice President and Chief Legal Officer and Head of Government Relations
John D. McCallion	Executive Vice President and Chief Financial Officer
John A. Hall	Executive Vice President and Treasurer
William C. O'Donnell	Executive Vice President, Chief Financial Officer, U.S., MetLife Holdings
Bill Pappas	Executive Vice President, Global Technology & Operations
Toby Srihiran-Brown	Executive Vice President and Interim Chief Accounting Officer
Ramy Tadros	Regional President, U.S. Business and Head of MetLife Holdings

Item 29. Persons Controlled by or Under Common Control with the Insurance Company or the Registered Separate Account.
The Registrant is a separate account of Metropolitan Life Insurance Company under the New York Insurance law. Under said law the assets allocated to the Separate Account are the property of Metropolitan Life Insurance Company. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. The following outline indicates those persons who are controlled by or under common control with MetLife, Inc. No person is controlled by the Registrant.
ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
AS OF December 31, 2024
The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2024. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors’ qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.
A.	Metropolitan Life Insurance Company (“MLIC”) (NY)

1.	500 Grant Street GP LLC (DE)
2.	500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC.
3.	ML 225 6th Street Member LLC (DE)
4.	MetLife Retirement Services LLC (NJ)
5.	MetLife 500 Canal Street Member LLC (DE) - This entity is wholly owned by Metropolitan Life Insurance Company
6.	ML Bellevue Member LLC (DE)
7.	ML Clal Member, LLC (DE) - 50.1% of ML Clal Member, LLC is owned by Metropolitan Life Insurance Company and 49.9% is owned by MetLife Reinsurance Company of Hamilton, Ltd.
8.	CC Holdco Manager, LLC (DE)
9.	MetLife Holdings, Inc. (DE)
	a.	MetLife Credit Corp. (DE)
	b.	MetLife Funding, Inc. (DE)
10.	6104 Hollywood, LLC (DE)
11.	1350 Eye Street Owner LLC (DE) - 95.616439% of 1350 Eye Street Owner LLC is owned by Metropolitan Life insurance Company and 4.383561% is owned by Metropolitan Tower Life Insurance Company.
12.	MetLife Securitization Depositor LLC (DE)
13.	WFP 1000 Holding Company GP, LLC (DE)
14.	MTU Hotel Owner, LLC (DE)
15.	MetLife Water Tower Owner LLC (DE)
16.	Missouri Reinsurance, Inc. (CYM)
17.	The Building at 575 Fifth Avenue Mezzanine LLC (DE)
	a.	The Building at 575 Fifth Retail Holding LLC (DE)
	b.	The Building at 575 Fifth Retail Owner LLC (DE)
18.	23rd Street Investments, Inc. (DE)
	a.	MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.
	b.	MetLife Capital Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.
c.
Long Island Solar Farm LLC (DE) - 90.39% membership interest is held by LISF Solar Trust in which MetLife
Capital Limited Partnership has a 100% beneficial interest and the remaining 9.61% is owned by a third-party.

		1)	Met Canada Solar ULC (CAN)
19.	Plaza Drive Properties, LLC (DE)
20.	White Oak Royalty Company (OK)
21.	Metropolitan Tower Realty Company, Inc. (DE)
22.	Midtown Heights, LLC (DE)
23.	MetLife Legal Plans, Inc. (DE)
24.	MetLife Next Gen Ventures, LLC (DE)
25.	MetLife Properties Ventures, LLC (DE)
26.	MET 1065 Hotel, LLC (DE)
27.	ML MMIP Member, LLC (DE)
28.	Transmountain Land & Livestock Company (MT)
29.	MEX DF Properties, LLC (DE)
30.	PREFCO Fourteen, LLC (DE)

31.	ML HS Member LLC (DE)
32.	MetLife Tower Resources Group, Inc. (DE)
33.	MSV Irvine Property, LLC (DE) - 96% of MSV Irvine Property, LLC is owned by Metropolitan Life Insurance Company and 4% is owned by Metropolitan Tower Realty Company, Inc.
34.	Housing Fund Manager, LLC (DE)
	a.	MTC Fund II, LLC (DE) - Housing Fund Manager, LLC is the managing member and owns .01% and the remaining interests are held by a third-party member.
	b.	MTC Fund III, LLC (DE) - Housing Fund Manager, LLC is the managing member and owns .01% and the remaining interests are held by a third-party member.
35.	St. James Fleet Investments Two Limited (CYM)
36.	ML CW Member LLC (DE) - 92.7% of ML CW Member LLC is owned by Metropolitan Life Insurance Company and 7.3% is owned by Metropolitan Tower Life Insurance Company.
37.	MAV Trust Holdings LLC (DE)
38.	MAV 1 (DE)
39.	ML Clal Member 2.0, LLC (DE)
40.	MetLife CC Member, LLC (DE) - 95.122% of MetLife CC Member, LLC is owned by Metropolitan Life Insurance Company and 4.878% is owned by Metropolitan Tower Life Insurance Company.
41.	150 North Riverside PE Member, LLC (DE) - 81.45% of 150 North Riverside PE Member, LLC is owned by Metropolitan Life Insurance Company, 18.55% is owned by Metropolitan Tower Life Insurance Company.
42.	ML Port Chester SC Member, LLC (DE) - 60% of ML Port Chester SC Member, LLC is owned by Metropolitan Life Insurance Company and 40% is owned by Metropolitan Tower Life Insurance Company.
43.	MetLife 555 12th Member, LLC (DE) - 89.84% is owned by Metropolitan Life Insurance Company and 10.16% by Metropolitan Tower Life Insurance Company.
44.	ML Southlands Member, LLC (DE) - 60% of ML Southlands Member, LLC is owned by Metropolitan Life Insurance Company and 40% is owned by Metropolitan Tower Life Insurance Company.
45.	ML Cerritos TC Member, LLC (DE) - 60% of ML Cerritos TC Member, LLC is owned by Metropolitan Life Insurance Company and 40% is owned by Metropolitan Tower Life Insurance Company.
46.	ML Swan Mezz, LLC (DE)
	a.	ML Swan GP, LLC (DE)
47.	ML Dolphin Mezz, LLC (DE)
	a.	ML Dolphin GP, LLC (DE)
48.	Haskell East Village, LLC (DE)
49.	ML Sloan’s Lake Member, LLC (DE)
50.	ML 610 Zane Member, LLC (DE)
51.	HD Owner LLC (DE)
52.	ML Southmore, LLC (DE) - 99% of ML Southmore, LLC is owned by Metropolitan Life Insurance Company and 1% by Metropolitan Tower Life Insurance Company.
53.	ML Terminal 106 Member, LLC (DE) - 87.45% of ML Terminal 106 Member, LLC is held by Metropolitan Life Insurance Company and 12.55% by Metropolitan Tower Life Insurance Company.
54.	Boulevard Residential, LLC (DE)
55.	MetLife Ontario Street Member, LLC (DE)
56.	Pacific Logistics Industrial South, LLC (DE)
57.	MetLife Ashton Austin Owner, LLC (DE)
58.	MetLife Acoma Owner, LLC (DE)
59.	1201 TAB Manager, LLC (DE)

60.	MetLife 1201 TAB Member, LLC (DE)
61.	MetLife LHH Member, LLC (DE) - 99% of MetLife LHH Member, LLC is owned by Metropolitan Life Insurance Company and 1% is owned by Metropolitan Tower Life Insurance Company.
62.	ML 300 Third Member LLC (DE)
63.	MNQM TRUST 2020 (DE)
64.	MetLife RC SF Member, LLC (DE)
65.	Oconee Hotel Company, LLC (DE)
66.	Oconee Land Company, LLC (DE)
	a.	Oconee Land Development Company, LLC (DE)
	b.	Oconee Golf Company, LLC (DE)
	c.	Oconee Marina Company, LLC (DE)
67.	ML Hudson Member, LLC (DE)
68.	MCJV, LLC (DE)
69.	ML Sentinel Square Member, LLC (DE)
70.	MetLife THR Investor, LLC (DE)
71.	ML Matson Mills Member LLC (DE)
72.	ML University Town Center Member, LLC (DE) - 87% of ML University Town Center Member, LLC is owned by Metropolitan Life Insurance Company and 13% is owned by Metropolitan Tower Life Insurance Company.
73.	Southcreek Industrial Holdings, LLC (DE)
74.	ML OMD Member, LLC (DE)
75.	MetLife OFC Member, LLC (DE)
76.	MetLife Camino Ramon Member, LLC (DE) - 99% of MetLife Camino Ramon Member, LLC is owned by Metropolitan Life Insurance Company and 1% by Metropolitan Tower Life Insurance Company.
77.	MetLife 425 MKT Member, LLC (DE) - 66.91% of MetLife 425 MKT Member, LLC is owned by Metropolitan Life Insurance Company and 33.09% is owned by MREF 425 MKT, LLC.
78.	MetLife GV Owner LLC (DE)
79.	MMP Owners III, LLC (DE)
	a.	MetLife Multi-Family Partners III, LLC (DE)
		1)	MMP Holdings III, LLC (DE)
			a)	MMP Cedar Street REIT, LLC (DE)
				(1)	MMP Cedar Street OWNER, LLC (DE)
			b)	MMP South Park REIT, LLC (DE)
				(1)	MMP South Park OWNER, LLC (DE)
			c)	MMP Olivian REIT, LLC (DE)
				(1)	MMP Olivian Owner, LLC (DE)
80.	MC Portfolio JV Member, LLC (DE)
81.	Pacific Logistics Industrial North, LLC (DE )
82.	ML Armature Member, LLC (DE) - 87.34% of ML Armature Member, LLC is owned by Metropolitan Life Insurance Company and 12.66% is owned by Metropolitan Tower Life Insurance Company.
83.	ML One Bedminster, LLC (DE)
84.	ML-AI MetLife Member 2, LLC (DE) - 98.97% of ML-AI MetLife Member 2, LLC’s ownership interest is owned by Metropolitan Life Insurance Company and 1.03% by Metropolitan Tower Life Insurance Company.
85.	ML-AI MetLife Member 3, LLC (DE)
86.	ML-AI MetLife Member 4, LLC (DE) - 60% owned by MLIC and 40% owned by Metropolitan Tower Life Insurance Company

87.	ML-AI MetLife Member 5, LLC (DE)
88.	MetLife HCMJV 1 GP, LLC (DE)
89.	MetLife HCMJV 1 LP, LLC (DE)
90.	ML Corner 63 Member, LLC (DE)
91.	MCRE BLOCK 40, LP (DE)
92.	ML Mililani Member, LLC (DE)- is owned at 95% by MLIC and 5% by Metropolitan Tower Life Insurance Company.
93.	MetLife Japan US Equity Owners LLC (DE)
94.	Sino-US United MetLife Insurance Co., Ltd. - 50% of Sino-US United MetLife Insurance Company, Ltd. is owned by MLIC and 50% is owned by a third-party.
95.	MMP Owners, LLC (DE)
96.	ML AG Member (DE)
97.	10700 Wilshire, LLC (DE)
98.	Chestnut Flats Wind, LLC (DE)
99.	ML Terraces, LLC (DE)
100.	Viridian Miracle Mile, LLC (DE)
101.	MetLife Boro Station Member, LLC (DE)
102.	ML PE Terminal 106, LLC (DE) - 87.45% of ML PE Terminal 106, LLC is owned by Metropolitan Life Insurance Company and 12.55% is owned by Metropolitan Tower Life Insurance Company.
103.	MetLife FM Hotel Member, LLC (DE)
	a.	LHCW Holdings (US) LLC (DE)
		1)	LHC Holdings (US) LLC (DE)
			a)	LHCW Hotel Holding LLC (DE)
				(1)	LHCW Hotel Holding (2002) LLC (DE)
				(2)	LHCW Hotel Operating Company (2002) LLC (DE)
104.	White Tract II, LLC (DE)
105.	MetLife 1007 Stewart, LLC (DE)
106.	MetLife OBS Member, LLC (DE)
107.	MetLife SP Holdings, LLC (DE)
	a.	MetLife Private Equity Holdings, LLC (DE)
108.	MetLife Park Tower Member, LLC (DE)
	a.	Park Tower REIT, Inc. (DE)
		1)	Park Tower JV Member, LLC (DE)
109.	MCPP Owners, LLC (DE) - 87.992% of MCPP Owners, LLC is owned by Metropolitan Life Insurance Company and 12.008% is owned by MetLife Reinsurance Company of Hamilton, Ltd.
	a.	MCPP Marbella Member, LLC (DE) - 50.1% of MCPP Marbella Member, LLC is owned by MCPP Owners, LLC and 49.9% is owned by third parties
110.	MetLife Chino Member, LLC (DE)
111.	MetLife 8280 Member, LLC (DE)
112.	MetLife Campus at SGV Member LLC (DE)
113.	MNQM Trust Holdings LLC (DE)
114.	ML 240 West 35th Owner LLC (DE)
	a.	40 West 35th Fund LP (DE)
115.	ML Artisan Crossing PE Member, LLC (DE)

	116.	ML 1960 Grand LLC (DE)
		a.	1960 Grand Fund LP (DE) - 58.96% of 1960 Grand Fund LP is owned by MetLife Insurance K.K. and 41.04% is owned by MLIC
		b.	1960 Grand Venture LLC (DE)
		c.	1960 Grand Owner LLC (DE)
	117.	TOV Owner LLC (DE)
	118.	MZO Owner LLC (DE)
B.	Versant Health, Inc. (DE)
	1.	Versant Health Holdco, Inc . (DE)
		a.	Versant Health Consolidation Corp, (DE)
			1)	Davis Vision, Inc. (NY)
				a)	Versant Health Lab, LLC (DE)
				b)	Davis Vision IPA, Inc. (NY)
		b.	Superior Vision Services, Inc. (DE)
			1)	Superior Vision Insurance, Inc. (AZ)
		c.	Vision Twenty-One Managed Eye Care IPA, Inc. (NY)
		d.	Superior Vision Insurance Plan of Wisconsin, Inc. (WI)
		e.	Superior Vision Benefit Management, Inc. (NJ)
			1)	Block Vision of Texas, Inc. (TX)
			2)	UVC Independent Practice Association, Inc. (NY)
			3)	Superior Vision of New Jersey, Inc. (NJ)
		f.	Vision 21 Physician Practice Management Company (FL)
C.	Metropolitan Tower Life Insurance Company (NE)
	1.	MTL Leasing, LLC (DE)
	2.	MetLife Assignment Company, Inc. (DE)
	3.	MTL HS Member LLC (DE)
	4.	MTL GV Owner LLC (DE)
D.	SafeGuard Health Enterprises, Inc. (DE)
	1.	MetLife Health Plans, Inc. (DE)
	2.	SafeGuard Health Plans, Inc. (CA)
	3.	SafeHealth Life Insurance Company (CA)
	4.	SafeGuard Health Plans, Inc. (FL)
	5.	SafeGuard Health Plans, Inc. (TX)
E.	American Life Insurance Company (DE)
1.
BIDV MetLife Life Insurance Limited Liability Company (Vietnam) – 60.61% of BIDV MetLife Life Insurance Limited
Liability Company is held by American Life Insurance Company and the remainder by third parties.

	2.	MetLife Insurance K.K. (Japan)
			1)	Fortissimo Co. Ltd. (Japan)
			2)	MetLife Japan Water Tower Owner (Blocker) LLC (DE)
			3)	MetLife Japan Owner (Blocker) LLC (DE)
			4)	MetLife Japan 1960 Grand Blocker LLC (DE)
			5)	240 West 35th GP LLC (DE)
			6)	MetLife Japan 240 West 35th Owner (Blocker) LLC (DE)

		7)	MetLife Japan US Equity Owners (Blocker) LLC (DE)
3.	Borderland Investments Limited (DE)
	a.	ALICO Hellas Single Member Limited Liability Company (Greece)
4.	MetLife Global Holding Company I GmbH (Swiss)
	a.	MetLife, Life Insurance Company (Egypt) - 84.125% of MetLife, Life Insurance Company (Egypt) is owned by MetLife Global Holding Company I GmbH and the remaining interest by third parties.
	b.	MetLife Global Holding Company II LLC (DE and Swiss) - MetLife Global Holding Company II LLC is dual chartered in DE and Switzerland.
		1)	Closed Joint-Stock Company Master-D (Russia)
2)
MetLife Colombia Seguros de Vida S.A. (Colombia) - 89.9999657134583% of MetLife Colombia Seguros de Vida
S.A. is owned by MetLife Global Holding Company II GmbH, 10.0000315938813% is owned by MetLife Global
Holding Company I GmbH, International Technical and Advisory Services Limited, Borderland Investments
Limited and Natiloportem Holdings, LLC each own 0.000000897553447019009%.

3)
PJSC MetLife (Ukraine) - 99.9988% of PJSC MetLife is owned by MetLife Global Holding Company II GmbH,
.0006% is owned by International Technical and Advisory Services and the remaining .0006% is owned by
Borderland Investments Limited.

		4)	MetLife Emeklilik ve Hayat A.S. (Turkey) - 99.98% of MetLife Emeklilik ve Hayat A.S. is owned by MetLife Global Holding Company II GmbH (Swiss) and the remaining by third parties.
		5)	MetLife Reinsurance Company of Bermuda Ltd. (Bermuda)
6)
MM Global Operations Support Center, S.A. de C.V. (Mexico) - 99.999509% of MM Global Operations Support
Center, S.A. de C.V. Mexico is held by MetLife Global Holding Company II LLC (DE and Swiss) and 0.000491% is
held by MetLife UK Management Company Limited (England/UK).

			a)	Fundación MetLife Mexico, A.C.
		7)	MetLife International Holdings, LLC (DE)
			a)	Natiloportem Holdings, LLC (DE)
(1)
Excelencia Operativa y Tecnologica, S.A. de C.V. (Mexico) - 99.9% of Excelencia Operativa y
Tecnologica, S.A. de C.V. is held by Natiloportem Holdings, LLC and .1% by MetLife Mexico Servicios,
S.A. de C.V.

(2) MetLife Servicios S.A. (Argentina) - 19.12% of the shares of MetLife Servicios S.A. are held by Compania Inversora MetLife S.A. 80.88% are held by Natiloportem Holdings, LLC.
			b)	MAXIS GBN S.A.S. (France) - 50% of MAXIS GBN S.A.S. is held by MetLife International Holdings, LLC and the remainder by third parties.
(1) MAXIS Services, LLC (DE)
(a) MAXIS Insurance Brokerage Services, Inc. (DE)
			c)	MetLife Asia Limited (Hong Kong)
			d)	MetLife International Limited, LLC (DE)
			e)	Compania Inversora MetLife S.A. (Argentina) - 95.46% is owned by MetLife International Holdings, LLC and 4.54% is owned by Natiloportem Holdings, LLC.
f)
MetLife Mas, S.A. de C.V. (Mexico) - 99.99964399% MetLife Mas, S.A. de C.V. is owned by MetLife
International Holdings, LLC and .00035601% is owned by International Technical and Advisory Services
Limited.

			g)	MetLife Planos Odontologicos Ltda. (Brazil) - 99.999% is owned by MetLife International Holdings, LLC and 0.001% is owned by Natiloportem Holdings, LLC.
h)
MetLife Global Holdings LLC (DE) - 98.9% is owned by MetLife International Holdings, LLC and 1.1% is owned by MetLife International Limited, LLC. MetLife Global Holdings LLC is a DE LLC and is considered domiciled in Ireland from a tax perspective.

(1)
Metropolitan Global Management, LLC (DE) - 98.9% is owned by MetLife International Holdings, LLC and 1.1% is owned by MetLife International Limited, LLC. Metropolitan Global Management LLC is a
DE LLC and is considered domiciled in Ireland from a tax perspective.

			(2)	Metropolitan Global Management, LLC (Ireland) - 99.7% is owned by MetLife Global Holdings Corporation S.A. de C.V. and 0.3% is owned by MetLife International Holdings, LLC.
				(a)	MetLife Insurance Company of Korea, Ltd. (Republic of Korea)
					i.	MetLife Financial Services, Co., Ltd. (South Korea)
				(b)	MetLife UK Management Company (Limited) (England/UK)
				(c)	MetLife Mexico Holdings, S. de R.L. de C.V. (Mexico) - 99.99995% is owned by Metropolitan Global Management, LLC and .00005% is owned by MetLife International Holdings, LLC.
					i.	MetLife Mexico, S.A. de C.V. (Mexico) - 99.050271% is owned by MetLife Mexico Holdings, S. de R.L. de C.V. and .949729% is owned by MetLife International Holdings, LLC.
					ii.	MetLife Pensiones Mexico S.A. (Mexico)- 97.5125% is owned by MetLife Mexico Holdings, S. de R.L. de C.V. and 2.4875% is owned by MetLife International Holdings, LLC.
						1)	ML Capacitacion Comercial S.A. de C.V. (Mexico) - 99.7% is owned by MetLife Global Holdings Corporation S.A. de C.V. and 0.3% is owned by MetLife International Holdings, LLC.
					iii.	MetLife Mexico Servicios, S.A. de C.V. (Mexico) - 99.050271% is owned by MetLife Mexico Holdings, S. de R.L. de C.V. and .949729% is owned by MetLife International Holdings, LLC.
			(3)	MetLife Ireland Treasury d.a.c (Ireland)
				(a)	MetLife General Insurance Limited (Australia)
				(b)	MetLife Insurance Limited (Australia) - 91.16468% of MetLife Insurance Limited (Australia) is owned by MetLife Ireland Treasury d.a.c and 8.83532% by MetLife Global Holdings Corp. S.A. de C.V.
					i.	MetLife Services Pty Limited (Australia)
					ii.	MetLife Investments Pty Limited (Australia)
1)
MetLife Insurance and Investment Trust (Australia) - MetLife Insurance and
Investment Trust is a trust vehicle, the trustee of which is MetLife Investments
PTY Limited (“MIPL”). MIPL is a wholly owned subsidiary of MetLife Insurance
PTY Limited.

		i)	AmMetLife Insurance Berhad (Malaysia) - 50.000002% of AmMetLife Insurance Berhad is owned by MetLife International Holdings, LLC and the remainder by a third-party.
		j)	AmMetLife Takaful Berhad (Malaysia) - 49.9999997% of AmMetLife Takaful Berhad is owned by MetLife International Holdings, LLC and the remainder by a third-party.
		k)	MetLife Worldwide Holdings, LLC (DE)
l)
Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil) - 66.662% is owned by MetLife International
Holdings, LLC, 33.337% is owned by MetLife Worldwide Holdings, LLC and 0.001% is owned by
Natiloportem Holdings, LLC.

		m)	PNB MetLife India Insurance Company Limited - 48.9155% of PNB MetLife India Insurance Company Limited is owned by MetLife International Holdings, LLC and the remainder is owned by third parties.
n)
MetLife Administradora de Fundos Multipatrocinados Ltda. (Brazil) - 99.99998% of MetLife Adminis-
tradora de Fundos Multipatrocinados Ltda. is owned by MetLife International Holdings, LLC and 0.00002%
by Natiloportem Holdings, LLC.

5.	MetLife Global Holding Company III GbnH (Swiss)
	a.	MetLife Investment Management Limited (England/UK)
	b.	MetLife Innovation Center Limited (Ireland)

		c.	MetLife Asia Holding Company Pte. Ltd. (Singapore)
		d.	MetLife Innovation Centre Pte. Ltd (Singapore)
		e.	ALICO Operations LLC (DE)
			1)	MetLife Seguors S.A (Uruguay)
			2)	MetLife Asset Management Japan, Ltd.
		f.	MetLife Asia Services Sdn. Bhd (Malaysia)
		g.	MetLife EU Holding Company Limited (Ireland)
			1)	MetLife Services Cyprus Ltd (Cyprus)
			2)	MetLife Solutions S.A.S. (France)
			3)	Agenvita S.r.l. (Italy)
				a)	MetLife Services Sociead Limitada (Spain)
				b)	MetLife Europe d.a.c. (Ireland)
				c)	MetLife Pension Trustees Limited (England/UK)
			4)	MetLife Europe Insurance d.a.c.
			5)	MetLife Europe Services Limited (Ireland)
6)
Metropolitan Life Societate de Administrare a unui Fond de Pensil Administrat Privat S.A. (Romania -
99.9903% of Metropolitan Life Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. is owned by MetLife EU Holding Company Limited and 0.0097% by MetLife Europe Services Limited.

			7)	MetLife UK Limited (UK)
			8)	MetLife Investment Management Holdings (Ireland) Limited (Ireland)
				a)	MetLife Investments Asia (Hong Kong)
				b)	MetLife Investments Limited (England/UK)
				c)	MetLife Latin America Asesorias e Inversiones Limitada 5 (CHL)
				d)	MetLife Investment Management Europe Limited (Ireland)
				e)	Affirmative Investment Management Partners Ltd (UK)
				f)	Affirmative Investment Management Australia Pty Ltd (Australia)
	6.	ALICO Properties, Inc. (DE) - 51% of ALICO Properties, Inc. is owned by American Life Insurance Company and the remaining interest by third parties.
		a.	Global Properties, Inc. (DE)
	7.	International Technical and Advisory Services Limited (DE)
F.
MetLife Chile Inversiones Limitada (CHL) - 72.35109659% is owned by MetLife, Inc., 24.8823628% by American Life Insurance
Company (“ALICO”), 2.76654057% is owned by Inversiones MetLife Holdco Dos Limitada and 0.00000004% is owned by
Natiloportem Holdings, LLC.

	1.	MetLife Chile Seguros de Vida S.A. (CHL) - 99.997% is held by MetLife Chile Inversiones Limitada and 0.003% by International Technical and Advisory Services Limited.
		a.	MetLife Chile Administradora de Mutuos Hipotecarios S.A. (CHL) - 99.9% is held by MetLife Chile Seguros de Vida S.A. and 0.1% is held by MetLife Chile Inversiones Limitada.
2.
Inversiones MetLife Holdco Tres Limitada (CHL) - 97.13% of Inversiones MetLife Holdco Tres Limitada is owned by
MetLife Chile Inversiones Limitada and 2.87% is owned by Inversiones MetLife Holdco Dos Limitada.

a.
AFP Provida S.A. (CHL) - 42.3815% of AFP Provida S.A. is owned by Inversiones MetLife Holdco Dos Limitada,
42.3815% is owned by Inversiones MetLife Holdco Tres Limitada, 10.9224% is owned by MetLife Chile Inversiones
Limitada and the remainder is owned by the public.

		b.	Provida Internacional S.A. (CHL) - 99.99% of Provida Internacional S.A. is owned by AFP Provida S.A and 0.01% is owned by MetLife Chile Inversiones Limitada.

c.
AFP Genesis Administradora de Fondos y Fidecomisos S.A. (Ecuador) - 99.9% of AFP Genesis Administradora de
Fondos y Fidecomisos S.A. is owned by Provida Internacional S.A. and 0.1% by MetLife Chile Inversiones Limitada

3.
MetLife Chile Seguros Generales, S.A. (CHL) - 99.99% of MetLife Chile Seguros Generales S.A. is owned by MetLife Chile
Inversiones Limitada and 0.01% is owned by Inversiones MetLife Holdco Dos Limitada.

G.	MetLife Global, Inc. (DE)
H.	MetLife Investment Management Holdings, LLC (DE)
	1.	MetLife Real Estate Lending LLC (DE)
	2.	ML Venture 1 Manager, S. de R.L. de C.V. (MEX) - 99.9% is owned by MetLife Investment Management Holdings, LLC and 0.1% is owned by MetLife Investment Management Holdings (Ireland) Limited.
	3.	ML Venture 1 Servicer, LLC (DE)
	4.	MetLife Investment Management, LLC (DE)
		a.	MIM I LLC (PA)
		b.	MIM MetWest International Manager, LLC (DE)
		c.	MIM ML-AI Venture 5 Manager, LLC (DE)
		d.	MIM Clal General Partner, LLC (DE)
		e.	MLIA Manager I, LLC (DE)
		f.	MetLife Alternatives GP, LLC (DE)
1)
MetLife International HF Partners, LP (CYM) - 90.30% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K. (Japan) and 9.70% is owned by MetLife Insurance Company of Korea Limited.

2)
MetLife International PE Fund III, LP (CYM) - 92.09% of the limited partnership interests of MetLife
International PE Fund III, LP is owned by MetLife Insurance K.K. (Japan) and 7.91% is owned by MetLife
Insurance Company of Korea Limited.

3)
MetLife International PE Fund IV, LP (CYM) - 96.21% of the limited partnership interests of MetLife
International PE Fund IV, LP is owned by MetLife Insurance K.K. (Japan) and 3.79% is owned by MetLife
Insurance Company of Korea Limited.

4)
MetLife International PE Fund V, LP (CYM) - 96.73% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K. (Japan) and the remaining 3.27% is owned by MetLife Insurance Company of
Korea.

5)
MetLife International PE Fund VI, LP (CYM) - 96.53% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K. (Japan) and the remaining 3.47% is owned by MetLife Insurance Company of
Korea.

			6)	MetLife International PE Fund VII, LP (CYM) - MetLife Alternatives GP, LLC is the general partner of MetLife International PE Fund VII, LP. MetLife Insurance K.K. (Japan) is the sole limited partner.
			7)	MetLife International PE Fund VIII, LP (CYM)
		g.	MLIA Park Tower Manager, LLC (DE)
		h.	MetLife 425 MKT Manager, LLC (DE)
		i.	ML Navy Yard Member, LLC (DE)
		j.	ML 335 8th PE Member, LLC (DE)
		k.	ML Bellevue Manager, LLC (DE)
		l.	1350 Eye Street Manager, LLC (DE)
		m.	MetLife Core Property Fund GP, LLC (DE)
1)
MetLife Core Property Fund, LP (DE) - MetLife Core Property Fund GP, LLC is the general partner of MetLife
Core Property Fund, LP (the “Fund”). A substantial majority of the limited partnership interests in the Fund are held by third parties. The following affiliates hold limited partnership interests in the Fund: Metropolitan
Life Insurance Company owns 14.40%, Metropolitan Life Insurance Company (on behalf of Separate Account
746) owns 2.09%, MetLife Insurance Company of Korea Limited owns 1.52%, MetLife Insurance KK owns 8.1%,
Metropolitan Tower Life Insurance Company owns 0.04% and Metropolitan Tower Life Insurance Company (on behalf of Separate Account 152) owns 3.85%.

		a)	MetLife Core Property REIT, LLC (DE)
		b)	HM Sleepy Hollow LLC (DE)
		c)	Sleep Hollow Residences LLC (DE)
d)
MetLife Core Property Holdings, LLC also holds, directly or indirectly, the following limited liability companies (partial and/or indirect ownership indicated in parenthesis): MCP Alley24 East, LLC; MCPF
Foxborough, LLC (100%); MCP One Westside, LLC; MCP 7 Riverway, LLC; MCPF Acquisition, LLC; MCP
SoCal Industrial - Springdale, LLC; MCP SoCal Industrial - Concourse, LLC; MCP SoCal Industrial -
Kellwood, LLC; MCP SoCal Industrial -Redondo, LLC; MCP SoCal Industrial - Fullerton, LLC; MCP SoCal
Industrial - Loker, LLC; MCP Paragon Point, LLC; MCP The Palms at Doral, LLC; MCP EnV Chicago, LLC;
MCP Financing, LLC; MCP 1900 McKinney, LLC; MCP 550 West Washington, LLC; MCP 3040 Post Oak,
LLC; MCP Plaza at Legacy, LLC; MCP SoCal Industrial - LAX, LLC; MCP SoCal Industrial - Anaheim, LLC;
MCP West Fork, LLC; MCP SoCal Industrial - Bernardo, LLC; MCP Ashton South End, LLC; MCP Lodge At
Lakecrest, LLC; MCP Main Street Village, LLC; MCP Trimble Campus, LLC; MCP Stateline, LLC; MCP
Broadstone, LLC; ; MCP Buford Logistics Center Bldg B, LLC; MCP 22745 & 22755 Relocation Drive, LLC;
MCP 9020 Murphy Road, LLC; MCP Northyards Holdco, LLC; MCP Northyards Owner, LLC (100%); MCP
Northyards Master Lessee, LLC (100%); MCP VOA Holdings, LLC; MCP VOA I & III, LLC (100%); MCP VOA
II, LLC (100%); MCP West Broad Michaeletplace, LLC; MCP Grapevine, LLC; MCP Union Row, LLC; MCP
Fife Enterprise Center, LLC; MCP 2 Ames, LLC; MCP 2 Ames Two, LLC (100%); MCP 2 Ames One, LLC
(100%); MCP 2 Ames Owner, LLC (100%); MCP 350 Rohlwing, LLC; MCP- Wellington, LLC; MCP Onyx, LLC;
MCP Valley Forge, LLC; MCP Valley Forge Two, LLC (100%); MCP Valley Forge One, LLC (100%); MCP
Valley Forge Owner, LLC (100%); MCP MA Property REIT, LLC; MCPF - Needham, LLC (100%); 60 11th
Street, LLC (100%); MCP-English Village, LLC;; Des Moines Creek Business Park Phase II, LLC; MCP
Magnolia Park Member, LLC; MCP Denver Pavilions Member, LLC; MCP Seattle Gateway Industrial I, LLC;
MCP Seattle Gateway Industrial II, LLC; MCP Seventh and Osborn Retail Member, LLC; MCP Astor at
Osborn, LLC; MCP Burnside Member, LLC; MCP Key West, LLC; MCP Vance Jackson, LLC; MCP Mountain
Technology Center Member TRS, LLC; MCP Vineyard Avenue Member, LLC; MCP Shakopee, LLC; MCP 93
Red River Member, LLC; MCP Frisco Office, LLC; MCP Center Avenue Industrial Member, LLC; MCP 220
York, LLC; MCP 1500 Michael, LLC; MCP Sleepy Hollow Member, LLC; MCP Clawiter Innovation Member,
LLC; MCP Bradford, LLC; MCP 50-60 Binney, LLC; MCP Hub I, LLC; MCP Hub I Property, LLC (100%);
MCP Dillon, LLC; MCP Dillon Residential, LLC; MCP Optimist Park Member, LLC; MCP 38th West
Highland, LLC; MCP Longhaven Estates Member, LLC. Mountain Technology Center A, LLC; Mountain
Technology Center B, LLC; Mountain Technology Center C, LLC; Mountain Technology Center D, LLC;
Mountain Technology Center E, LLC; MCP Frisco Office Two, LLC; MCP Gateway Commerce Center 5, LLC;
MCP Allen Creek Member, LLC; Center Avenue Industrial, LLC (81.28%); Center Avenue Industrial
Venture, LLC (81.28%); MCP HH Hotel LB Trust (100%); Vineyard Avenue Industrial Venture, LLC (79.81%)
and Vineyard Avenue Industrial, LLC (79.81%); MCP 122 E. Sego Lilly, LL MCP HH Hotel LB, LLC; MCP HH
Hotel LB Trust (100%) MCP HH Hotel TRS, LB, LLC (100%); MCP Block 23 Residential Owner, LLC; MCP
Rausch Creek Logistics Center Member I, LLC; MCP Rausch Creek Logistics Center Member II, LLC; MCP
249 Industrial Business Park, LLC (100%); MCP Alder Avenue Industrial Member, LLC (100%); MCP Valley
Boulevard Industrial Member, LLC (100%); MCP Ranchero Village MHC Member, LLC; MCP MCFA
Additional PropCo 1, LLC; MCP MCFA Additional PropCo 2, LLC; MCP MCFA Additional PropCo 3, LLC;
MCP MCFA Additional PropCo 4, LLC; MCP MCFA Additional PropCo 5, LLC; 93 Red River, LP; HM Sleepy
Hollow LLC; Sleepy Hollow Residences LLC.

			(1)	MCP Property Management, LLC (DE)
			(2)	MetLife Core Property TRS, LLC (DE)
				(a)	MCP HH Hotel LB Trust (MD)
					i.	MCP HH Hotel TRS, LB , LLC (DE)
				(b)	MCP ESG TRS, LLC (DE)
				(c)	MCP COMMON DESK TRS, LLC (DE)
			(3)	93 Red River, LP (DE)
	2)	MCPF Feeder A, LP (CYM)
n.	MetLife Senior Direct Lending GP, LLC (DE)

1)
MetLife Senior Direct Lending Finco, LLC (DE) - MetLife Senior Direct Lending GP, LLC is the General
Partner of MetLife Senior Direct Lending Finco, LLC. MetLife Insurance K.K. is the sole member. This entity in turn invests in the MetLife Senior Direct Lending Holdings, LP.

	2)	MetLife Senior Direct Lending Holdings, LP (DE)
3)
MLJ US Feeder LLC (DE) - MetLife Senior Direct Lending GP, LLC is the Manager of MLJ US Feeder LLC.
MetLife Insurance K.K. (Japan) is the sole member. This entity in turn invests in the MetLife Senior Direct
Lending Holdings, LP.

o.	MetLife Commercial Mortgage Income Fund GP, LLC (DE)
1)
MetLife Commercial Mortgage Income Fund, LP (DE) - MetLife Commercial Mortgage Income Fund GP, LLC is
the general partner of MetLife Commercial Mortgage Income Fund, LP (the “Fund”). A majority of the limited partnership interests in the Fund are held by third parties. The following affiliates hold limited partnership interests in the Fund: Metropolitan Life Insurance Company owns 27.35%, MetLife Insurance Company of
Korea Limited owns 1.04%, and Metropolitan Tower Life Insurance Company owns 3.62%.

		a)	MetLife Commercial Mortgage REIT, LLC (DE)
			(1)	MetLife Commercial Mortgage Originator, LLC (DE)
(a) MCMIF Holdco I, LLC (DE)
(b) MCMIF Holdco II, LLC (DE)
(c) MCMIF Holdco III, LLC (DE)
	(2)	MCMIF Holdco IV, LLC (DE)
	(3)	MCMIF TRS II, LLC (DE)
p.	MIM Campus at SGV Manager, LLC (DE)
q.	MIM Clal General Partner 2.0, LLC (DE)
r.	MetLife Strategic Hotel Debt Fund GP, LLC (DE)
1)
MetLife Strategic Hotel Debt Fund, LP (DE) - MetLife Strategic Hotel Debt Fund GP, LLC is the general partner of MetLife Strategic Hotel Debt Fund, LP (the “Fund”). The following affiliates committed to hold limited partnership interests in the Fund: Metropolitan Life Insurance Company (46.88%) and Metropolitan
Tower Life Insurance Company (26.04%). The remainder is held by a third-party.

		a)	MetLife Strategic Hotel Originator, LLC (DE)
			(1)	MSHDF Holdco I, LLC (DE)
			(2)	MSHDF Holdco II, LLC (DE)
			(3)	MSHDF Holdco III, LLC (DE)
s.	MetLife Investment Private Equity Partners Ultimate GP, LLC (DE)
1)
MetLife Investment Private Equity Partners Ultimate GP, LP (DE) -MetLife Investment Private Equity Partners
Ultimate GP, LLC is the general partner of MetLife Investment Private Equity Partners GP, L.P. (the “Fund”).
The interests in the Fund are held exclusively by third parties.

a)
MetLife Investment Private Equity Partners LP (DE) -MetLife Investment Private Equity Partners GP, L.P.
is the general partner of MetLife Investment Private Equity Partners, L.P. (the “Fund”). The GP holds
0.0001% of the interests in the Fund and the remainder is held by third parties.

b)
MetLife Investment Private Equity Partners (Feeder), LP (CYM) -MetLife Investment Private Equity
Partners GP, L.P. is the general partner of MetLife Investment Private Equity Partners (Feeder), L.P. (the
“Fund”). The interests in the Fund are held exclusively by third parties.

	2)	MetLife Investment Private Equity Partners II Ultimate GP, LLC (DE)
a)
MetLife Investment Private Equity Partners II Ultimate GP, LLC (DE) - MetLife Investment Private Equity
Partners GP, LP is the General Partner of (i) MetLife Investment Private Equity Partners II, LP and (ii)
MetLife Investment Private Equity Partners II Acquisition Co, LP.

b)
MetLife Investment Private Equity Partners II GP, LP (DE) - MetLife Investment Private Equity Partners
II Ultimate GP, LLC is the general partner of MetLife Investment Private Equity Partners II GP, LP (the
“Fund”). Certain MetLife employees are limited partners in the Fund

c)
MetLife Investment Private Equity Partners II (Feeder), LP (CYM) - “MetLife Investment Private Equity
Partners II GP, LP is the general partner (the “GP”) of MetLife Investment Private Equity Partners II
(Feeder), LP (the “Fund”). The interests in the Fund are held exclusively by third parties

(1) MetLife Investment Private Equity Partners II Acquisition Co, LLP (DE)
t.	MetLife Single Family Rental Fund GP, LLC (DE)
1)
MetLife Single Family Rental Fund, LP (DE) - MetLife Single Family Rental Fund GP, LLC is the general partner of MetLife Single Family Rental Fund, LP (the “Fund”). The following affiliates directly hold limited partnership interests in the Fund: Metropolitan Life Insurance Company (7.69%) and Metropolitan Tower Life
Insurance Company (30.77%). Additionally, a wholly owned subsidiary of MetLife Core Property Fund, LP, a private fund Controlled by MetLife Investment Management, LLC, directly holds 25.64% of the limited partnership interests in the Fund.

(a) MSFR Sawdust Member, LLC (DE)
(b) MSFR Acquisition, LLC (DE)
(c) MSFR Meridian McCordsville Member, LLC (DE)
(d) MSFR Jimmy Deloach Preferred Member, LLC (DE)
(e) MSFR Jimmy Deloach Member, LLC (DE)
(f) MSFR Smith Cline Farm Member, LLC (DE)
2)
MetLife Single Family Rental Feeder A, LP (DE) - MetLife Single Family Rental Fund GP, LLC is the general partner of MetLife Single Family Rental Feeder A, LP (the “Fund”). The limited partnership interests in the
Fund are held exclusively by third parties. The Fund invests all of its assets in MetLife Single Family Rental
Holdings A, LP, which invests all of its assets in MetLife Single Family Rental Fund, LP.”

3)
MetLife Single Family Rental Feeder J, LLC (DE) - MetLife Single Family Rental Fund GP, LLC is the manager of MetLife Single Family Rental Feeder J, LLC (the “Fund”). MetLife Insurance K.K. holds 100% of the membership interests issued by the Fund. The Fund invests all of its assets in MetLife Single Family Rental
Fund, LP.

4)
MetLife Single Family Rental Holdings A, LP (DE) - MetLife Single Family Rental Fund GP, LLC is the general partner of MetLife Single Family Rental Holdings A, LP (the “Fund”). The limited partnership interests in the
Fund are held exclusively by MetLife Single Family Rental Feeder A, LP, and the Fund invests all of its assets in
MetLife Single Family Rental Fund, LP.”

	5)	MSFR Custer 121 Member, LLC (DE)
	6)	MSFR Horizon Uptown Member, LLC (DE)
u.	MetLife Investment Private Equity Partners II Ultimate GP, LLC (DE)
1)
MetLife investment Private Equity Partners II GP, LP - MetLife Investment Private Equity Partners II Ultimate
GP, LLC is the general partner of MetLife Investment Private Equity Partners II GP, LP (the “Fund”). Certain
MetLife employees are limited partners in the fund

(a)
MetLife Investment Private Equity Partners II (Feeder), LP (CYM) - MetLife Investment Private Equity
Partners II GP, LP is the general partner (the “GP”) of MetLife Investment Private Equity Partners II, LP
(the “Fund”). The GP holds 0.0866% of the interests in the Fund and the remainder is held by third parties

(1) MetLife Investment Private Equity Partners II Acquisition Co, LP (DE)
v.	MetLife Loan Asset Management LLC (DE)
w.	225 6th Street Manager LLC (DE)
x.	MIM CM Syndicator LLC (DE)
y.	MAV G1 Trust Holdings LLC (DE)
z.	MAV G1 (DE)
aa.	ML - URS Port Chester SC Manager, LLC (DE)
bb.	Hampden Square Manager LLC (DE)
cc.	MLIA SBAF Manager, LLC (DE)
dd.	MLIA SBAF Colony Manager LLC (DE)

ee.	MIM Property Management, LLC (DE)
	1)	MIM Property Management of Georgia 1, LLC (DE)
ff.	ML Terminal 106 Manager, LLC (DE)
gg.	MIM Steel House Manager, LLC (DE)
ii.	MIM Rincon Manager, LLC (DE)
jj.	MetLife Middle Market Private Debt Parallel GP, LLC (DE)
1)
MetLife Middle Market Private Debt Parallel Fund, LP (CYM) - MetLife Middle Market Private Debt Parallel
GP, LLC is the general partner of MetLife Middle Market Private Debt Parallel Fund, LP. The following affiliate holds a limited partnership interest in the Fund: MetLife Insurance K.K. (Japan) (100%).

	2)	MMPDPF Brewer Blocker, LLC (DE)
	3)	MMPDF Gloves Holdings, LP (DE)
kk.	MetLife MMPD II Special, LLC (DE)
ll.	MetLife Senior Direct Lending GP II, LLC (DE)
	1)	MetLife Senior Direct Lending Fund II, LP
mm.	MetLife Enhanced Core Property Fund GP, LLC (DE)
1)
MetLife Enhanced Core Property Fund, LP (DE) - MetLife Enhanced Core Property Fund GP is the general partner of MetLife Enhanced Core Property Fund LP (the “Fund”). The following affiliates hold limited partnership interests in the Fund: 33.3328% is held by Metropolitan Life Insurance Company and 33.3328% is held by Metropolitan Tower Life Insurance Company. The remainder is held by third parties.

a)
MetLife Enhanced Core Property REIT, LLC (DE) - MetLife Enhanced Core Property Fund, LP is the
manager of MetLife Enhanced Core Property REIT, LLC (the “Fund”) and holds 99.9% of the membership interests in the Fund. The remainder is held by third parties.

(1)
MetLife Enhanced Core Property Holdings, LLC (DE) - also holds, directly or indirectly, the following limited liability companies (partial and/or indirect ownership indicated in parenthesis): MetLife
Enhanced Core TRS, LLC; MEC Patriot Park 5 LLC; MEC Fillmore Cherry Creek, LLC; MEC 7001
Arlington, LLC; MEC Salt Lake City Hotel Owner, LLC; MEC Salt Lake City TRS Lessee, LLC (100%);
MEC 83 Happy Valley Member, LLC; MEC Rivard Road Member, LLC; MEC Heritage Creekside Owner,
LLC; MEC Burlington Woods Biocenter, LLC; MEC MA Property REIT, LLC; MEC Property
Management, LLC; MEC Whiteland Logistics, LLC MEC Chapel Hills East Member, LLC; MEC The
Overlook LLC.

		b)	MEC ESG TRS, LLC (DE)
nn.	Commonwealth ML Manager LLC (DE)
oo.	GV Venture Manager LLC (DE)
pp.	MetLife Japan GV GP LLC (DE)
1)
MetLife Japan GHV (Hotel) Fund LP (DE) - MetLife Japan GV GP LLC is the general partner of MetLife Japan
GHV (Hotel) Fund LP. MetLife Japan GHV (Hotel) Fund LP is owned (i) 55.865222% by MetLife GV Owner LLC,
(ii) 10.027182 % by MTL GV Owner LLC, and (iii) 34.107596% by MetLife Japan Owner (Blocker) LLC.

2)
MetLife Japan GMV (Mall) Fund LP (DE) - MetLife Japan GV GP LLC is the general partner of MetLife Japan
GMV (Mall) Fund LP. MetLife Japan GMV (Mall) Fund LP is owned (i) 55.845714% by MetLife GV Owner LLC,
(ii) 10.058134% by MTL GV Owner LLC, and (iii) 34.096152% by MetLife Japan Owner (Blocker) LLC.

qq.	MIM LS GP, LLC (DE)
	1)	MetLife Long Short Credit Fund, LP (DE) - MIM LS GP, LLC is the general partner of MetLife Long Short Credit Fund, LP (the “Fund”). Metropolitan Life Insurance Company owns 100% of the Fund.
2)
MetLife Long Short Credit Master Fund, LP (DE) - MIM LS GP, LLC is the general partner of MetLife Long
Short Credit Master Fund, LP (the “Fund”). MetLife Long Short Credit Fund, LP is the sole limited partner in the Fund.

rr.	MetLife Middle Market Private Debt GP II, LLC (DE)

1)
MetLife Middle Market Private Debt Fund II, LP (DE) - MetLife Middle Market Private Debt GP II, LLC is the
general partner of MetLife Middle Market Private Debt Fund II, LP (the “Fund”). “.16%” of the Fund is held by
MetLife employees. The remainder of the Fund is held by third parties.

ss.	CW Property Manager LLC (DE)
	1)	MAG Manager LLC (DE)
tt.	MIM OMD Manager LLC (DE)
uu.	MetLife Japan US Equity Fund GP LLC (DE)
1)
MetLife Japan US Equity Fund LP (DE) - MetLife Japan US Equity Fund GP, LLC is general partner of MetLife
Japan US Equity Fund LP (“Fund”). The following affiliates hold a limited partnership interest in the Fund LP:
51% is owned by MetLife Japan US Equity Owners LLC and 49% by MetLife Japan US Equity Owners (Blocker).

a)
MetLife Japan US Equity Owners (Blocker) LLC (DE) - MetLife Japan US Equity Fund GP, LLC is the
manager of MetLife Japan US Equity Owners (Blocker) LLC. MetLife Insurance K.K. (Japan) is the sole member.

(1) MetLife ConSquare Member, LLC (DE)
(2) MREF 425 MKT, LLC (DE)
vv.	MetLife Japan Water Tower GP LLC (DE)
ww.	1)
MetLife Japan Water Tower Fund LP (DE) - MetLife Japan Water Tower GP LLC is the general partner of
MetLife Japan Water Tower Fund LP. MetLife Japan Water Tower Fund LP is owned approximately 68.7% by
MetLife Water Tower Owner LLC and 31.3% by MetLife Japan Water Tower Owner (Blocker) LLC.

xx.	MIM Alder Avenue Industrial Manager, LLC (DE)
yy.	MIM Valley Boulevard Industrial Manager, LLC (DE)
zz.	MIM Intersect Manager, LLC (DE)
aaa.	Water Tower Manager LLC (DE)
bbb.	MMIP Manager, LLC (DE)
ccc.	MIM Rausch Creek Logistics Center Manager I, LLC (DE)
ddd.	MIM Rausch Creek Logistics Center Manager II, LLC (DE)
eee.	MIM Cooperative Manager, LLC (DE)
fff.	MIM EMD GP, LLC (DE)
1)
MetLife Emerging Market Debt Blend Fund (Insurance Rated), L.P. (DE) - MIM EMD GP, LLC is the general partner of MetLife Emerging Market Debt Blend Fund (Insurance Rated), L.P. (the “Fund”). Metropolitan Life
Insurance Company owns 57.94% of the Fund. The remainder is held by third parties.

ggg.	MetLife Middle Market Private Debt GP, LLC (DE)
1)
MetLife Middle Market Private Debt Fund, LP (DE) - MetLife Middle Market Private Debt GP, LLC is the
general partner of MetLife Middle Market Private Debt Fund, L.P (the “Fund”). The following affiliates hold limited partnership interests in the Fund: 30.25% is held by MetLife Private Equity Holdings, LLC, 30.25% is held by Metropolitan Life Insurance Company, 3.46% is held by MetLife Middle Market Private Debt GP, LLC.
The remainder is held by a third party.

hhh.	CW Property Manager LLC (DE)
iii.	Commonwealth ML Manager LLC (DE)
jjj.	MIM Clal General Partner 2.0, LLC (DE)
kkk.	MAG Manager LLC (DE)
lll.	MSFR Acquisition, LLC (DE)
mmm.	MSFR Meridian McCordsville Member, LLC (DE)
nnn.	MetLife Single Family Rental Feeder A, LP (DE)
ooo.	MetLife Single Family Rental Holdings A, LP (DE)
ppp.	1960 Grand Manager LLC (DE)

		qqq.	1960 Grand GP LLC (DE)
		rrr.	MetLife Japan 1960 Grand Blocker LLC (DE)
		sss.	ML 1960 Grand LLC (DE)
		ttt.	240 West 35th GP LLC (DE)
			1)	240 West 35th Fund LP (DE
		uuu.	240 West 35th Manager LLC (DE)
		vvv.	MetLife Opportunistic Real Estate Debt Fund GP, LLC (DE)
			1)	MetLife Opportunistic Real Estate Debt Fund, LP (DE)
			2)	MORE Originator, LLC (DE)
				a)	MORE Holdco I, LLC (DE)
3)
MetLife Opportunistic Real Estate Debt Feeder Fund, LP (CYM) - MetLife Opportunistic Real Estate Debt
Fund GP, LLC is the general partner of MetLife Opportunistic Real Estate Debt Feeder Fund, LP (the “Feeder
Fund”). The Feeder Fund invests all of its assets into MetLife Opportunistic Real Estate Debt Fund, LP. The
Feeder Fund is currently being offered to third parties for investment.

		www.	MetLife Senior Direct Lending GP II, LLC (DE)
			1)	MetLife Senior Direct Lending Fund II, LP (DE)
			2)	MetLife MMPD II Special, LLC (DE)
		xxx.	MetLife Opportunistic Real Estate Debt Fund GP, LLC (DE)
1)
MetLife Opportunistic Real Estate Debt Fund, LP (DE) - MetLife Opportunistic Real Estate Debt Fund GP, LLC
is the general partner of MetLife Opportunistic Real Estate Debt Fund, LP (the “Fund”). The following affiliates committed to hold limited partnership interests in the Fund: Metropolitan Life Insurance Company
(30%), Metropolitan Tower Life Insurance Company (20%) and MetLife Reinsurance Company of Hamilton, Ltd.
(50%). The Fund is currently being offered to third parties for investment

				a)	MORE Originator, LLC (DE)
(1) MORE Holdco I, LLC (DE)
b)
MetLife Opportunistic Real Estate Debt Feeder Fund, LP (CYM) - MetLife Opportunistic Real Estate Debt
Fund GP, LLC is the general partner of MetLife Opportunistic Real Estate Debt Feeder Fund, LP (the
“Feeder Fund”). The Feeder Fund invests all of its assets into MetLife Opportunistic Real Estate Debt
Fund, LP. The Feeder Fund is currently being offered to third parties for investment.

I.	MetLife Insurance Brokerage, Inc. (NY)
J.	Cova Life Management Company (DE)
K.	MetLife Consumer Services, Inc. (DE)
L.	MetLife Global, Inc. (DE)
	1)	MetLife Global Bermuda, Ltd. (Bermuda)
M.	MetLife Reinsurance Company of Hamilton, Ltd. (Bermuda)
N.	MetLife Global Benefits, Ltd. (CYM)
O.	Newbury Insurance Company, Limited (DE)
P.
Inversiones MetLife Holdco Dos Limitada (CHL) - 99.99946% of Inversiones MetLife Holdco Dos Limitada is owned by MetLife,
Inc., 0.000535% is owned by MetLife International Holdings, LLC. and 0.0000054% is owned by Natiloportem Holdings, LLC.

Q.	MetLife Reinsurance Company of Charleston (SC)
R.	MetLife Capital Trust IV (DE)
S.	MetLife Home Loans, LLC (DE)
T.	MetLife Pet Insurance Solutions, LLC (KY)
U.	Metropolitan General Insurance Company (RI)
V.	MetLife Insurance Brokerage, Inc. (NY)

W.	MetLife Reinsurance Company of Vermont (VT)
X.	MetLife Group, Inc. (NY)
	1.	MetLife Services and Solutions, LLC (DE)
		a.	MetLife Solutions Pte. Ltd. (SGP)
1)
MetLife Services East Private Limited (IND) - 57.279332% of MetLife Services East Private Limited is owned by
MetLife Global Operations Support Center Private Limited, 42.720666% is owned by MetLife Solutions Pte.
Limited, and 0.000002% is owned by Natiloportem Holdings LLC.

2)
MetLife Global Operations Support Center Private Limited (IND) - 99.99999% of MetLife Global Operations
Support Center Private Limited is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem
Holdings, LLC.

Y.	MetLife Investors Group, LLC (DE)
	1.	MetLife Investors Distribution Company (MO)
	2.	MetLife Investments Securities, LLC (DE)
1) The voting securities (excluding directors’ qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.
2) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.
3) The MetLife, Inc. organizational chart does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner. In addition, certain inactive subsidiaries have also been omitted.
4) MetLife Services EEIG is a cost-sharing mechanism used in the EU for EU-affiliated members.
Item 30. Indemnification
As described in their respective governing documents, MetLife, Inc. (the ultimate parent of the Depositor and MetLife Investors Distribution Company, the Registrant’s principal underwriter (the “Underwriter”)), which is incorporated in the state of Delaware, and the Depositor, which is incorporated in the state of New York, shall indemnify any person who is made or is threatened to be made a party to any civil or criminal suit, or any administrative or investigative proceeding, by reason of the fact that such person is or was a director or officer of the respective company, under certain circumstances, against liabilities and expenses incurred by such person.
MetLife, Inc. also has adopted a policy to indemnify employees (“MetLife Employees”) of MetLife, Inc. or its affiliates (“MetLife”), including any MetLife Employees serving as directors or officers of the Depositor or the Underwriter. Under the policy, MetLife, Inc. will, under certain circumstances, indemnify MetLife Employees for losses and expenses incurred in connection with legal actions threatened or brought against them as a result of their service to MetLife. The policy excludes MetLife directors and others who are not MetLife Employees, whose rights to indemnification, if any, are as described in the charter, bylaws or other arrangement of the relevant company.
MetLife, Inc. also maintains a Directors and Officers Liability and Corporate Reimbursement Insurance Policy under which the Depositor and the Underwriter, as well as certain other subsidiaries of MetLife, are covered. MetLife, Inc. also has secured a Financial Institutions Bond.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company, pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31. Principal Underwriters
(a) Other Activity. MetLife Investors Distribution Company also serves as principal underwriter and distributor of the Contracts. MetLife Investors Distribution Company is the principal underwriter for the following investment companies:
General American Separate Account Eleven
General American Separate Account Twenty-Eight

General American Separate Account Twenty-Nine
General American Separate Account Two
Metropolitan Life Separate Account UL
Metropolitan Life Variable Annuity Separate Account II
Metropolitan Tower Life Separate Account One
Metropolitan Tower Life Separate Account Two
New England Life Retirement Investment Account
New England Variable Annuity Fund I
Paragon Separate Account A
Paragon Separate Account B
Paragon Separate Account C
Paragon Separate Account D
Security Equity Separate Account 27
Separate Account No. 13S
(b)
Management. MetLife Investors Distribution Company is the principal underwriter for the Contracts. The following persons are officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 200 Park Avenue, New York, NY 10166.

Name and Principal Business Address	Positions and Offices With Underwriter
Jessica T. Good 200 Park Avenue New York, NY 10166	Director, Chair of the Board, President and Chief Executive Officer
Kelli Buford 200 Park Avenue New York, NY 10166	Secretary
Michael J. McDermott 200 Park Avenue New York, NY 10166	Director and Senior Vice President
Michael Yick 1 MetLife Way Whippany, NJ 07981	Vice President and Treasurer
Alexis Kuchinsky One MetLife Way Whippany, NJ 07981	Chief Compliance Officer
Geoffrey Fradkin 200 Park Avenue New York, NY 10166	Vice President
Gabriel Lopez 200 Park Avenue New York, NY 10166	Director and Senior Vice President
Dan P. Antilley, Jr. 200 Park Avenue New York, NY 10166	Senior Vice President and Chief Information Security Officer
Thomas J. Schuster 200 Park Avenue New York, NY 10166	Director and Senior Vice President
Peter Gruppuso 200 Park Avenue New York, NY 10166	Assistant Vice President and Chief Financial Officer
Geeta Alphonso-Napoli 200 Park Avenue New York, NY 10166	Chief Legal Officer

Name and Principal Business Address	Positions and Offices With Underwriter
Anika Wall 200 Park Avenue New York, NY 10166	Director and Vice President
(c)
Compensation From the Registrant. The following aggregate amount of commissions and other compensation was received by the Distributor, directly or indirectly, from the Registrant during their last fiscal year:
(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
MetLife Investors Distribution Company	$51,766,287	$0	$0	$0
Item 31A. Information about Contracts with Index-Linked Option as and Fixed Options Subject to a Contract Adjustment.
Not applicable.
Item 32. Location of Account and Records.
The following companies will maintain possession of the documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:
(a)
Metropolitan Life Insurance Company, 200 Park Avenue, New York, NY 10166
(b)
MetLife, 18210 Crane Nest Drive, Tampa, FL 33647
(c)
MetLife Investors Distribution Company, 200 Park Avenue, New York, NY 10166
Item 33. Management Services.
Not Applicable.
Item 34. Fee Representation and Undertakings.
(a)
Depositor hereby makes the following representation:
Metropolitan Life Insurance Company represents that the fees and charges deducted under the Contract described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Metropolitan Life Insurance Company under the Contract.
(b)
Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York, on this 21st day of April, 2025.
Metropolitan Life Separate Account E (Registered Separate Account)
By:	Metropolitan Life Insurance Company (Insurance Company)

By:	/s/ Michael Schmidt
Michael Schmidt Vice President

Metropolitan Life Insurance Company (Insurance Company)
By:	/s/ Michael Schmidt
Michael Schmidt Vice President

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons, in the capacities indicated, on April 21, 2025.
Signature	Title
*
R. Glenn Hubbard	Chairman of the Board and Director
*
Michel A. Khalaf	President, Chief Executive Officer and Director
*
John D. McCallion	Executive Vice President and Chief Financial Officer
*
Toby Srihiran-Brown	Executive Vice President and Interim Chief Accounting Officer
*
Cheryl W. Grisé	Director
*
Carlos M. Gutierrez	Director
*
Carla A. Harris	Director
*
Laura J. Hay	Director
*
David L. Herzog	Director
*
Jeh C. Johnson	Director
*
Edward J. Kelly, III	Director
*
William E. Kennard	Director
*
Diana McKenzie	Director

Signature	Title
*
Denise M. Morrison	Director
*
Mark A. Weinberger	Director

*By:	/s/ Robin Wagner
Robin Wagner Attorney-in-Fact April 21, 2025
*
Metropolitan Life Insurance Company. Executed by Robin Wagner, on behalf of those indicated pursuant to powers of attorney.